As filed with the Securities and Exchange Commission on June 28, 2018
File No. 333-119423
811-08580
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	22	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	326	/X/

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE

(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on June 28, 2018 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

DIRECTOR M ACCESS
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On May 31, 2018, pursuant to the Stock and Asset Purchase Agreement entered into on December 3, 2017, by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc., Hopmeadow Acquisition, Inc. ("Buyer"), Hopmeadow Holdings, LP, and Hopmeadow Holdings GP, each of which is funded by a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group, HHI sold all of the issued and outstanding equity of Hartford Life, Inc., the parent of Talcott Resolution Life Insurance Company ("Talcott Resolution") (formerly "Hartford Life Insurance Company") to Buyer ("Talcott Resolution Sale Transaction").
Additional information regarding the Talcott Resolution Sale Transaction can be found on the Talcott Resolution website at www.talcottresolution.com/financialinformation.html and in its Current Report on Form 8-K (click on "SEC Filings - Other") filed by Talcott Resolution Life Insurance Company (formerly "Hartford Life Insurance Company") on June 6, 2018, with the Securities and Exchange Commission.
Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.
* * * * * * * * * *
The variable annuity products described in this prospectus are no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of contracts. However, we continue to administer the in-force annuity contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company (“us,” “we” or “our”). You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

✓	AIM Variable Insurance Funds	✓	Hartford HLS Funds

✓	AllianceBernstein L.P.	✓	Lord, Abbett & Co. LLC

✓	BlackRock	✓	Oppenheimer Variable Account Funds

✓	Fidelity Investments	✓	Putnam Investments, LLC
Please see Appendix A for additional information.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 1, 2018 AS AMENDED ON JUNE 28, 2018 STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2018 AS AMENDED ON JUNE 28, 2018

1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 5(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 5(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))
✓	Different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
* No longer available for sale.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 6, 7 and Appendices B and C.
c. Investment Options (Sections 3, 5(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

d. Charges and Fees (Sections 2, 5(b), 5(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)
✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓
 The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

e. Commissions for selling this variable annuity (Section 8(f) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.
f. Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
g. Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option ("Deferral Option").

2.	Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	0%
$50,000 - $99,999	0%
$100,000 - $249,999	0%
$250,000 - $499,999	0%
$500,000 - $999,999	0%
$1,000,000+	0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments)
First Year	0%
Second Year	0%
Third Year	0%
Fourth Year	0%
Fifth Year	0%
Sixth Year	0%
Seventh Year	0%
Eighth Year	0%
Ninth Year	0%
Surrender Fee (as a percentage of amount Surrendered, if applicable)	None
Exchange Fee	None

*	Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

Annual Maintenance Fee (1)	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value)
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.20%
Total Separate Account Annual Expenses	1.65%
Maximum Optional Charges (as a percentage of average daily Account Value)
Principal First Preferred Charge (5)	0.20%
Principal First Charge (2)(5)	0.75%
MAV/MAV Plus Charge	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.70%
Maximum Optional Charges (3) (as a percentage of Benefit Amount or Payment Base (4))
Lifetime Income Foundation Charge (5)	0.30%
Lifetime Income Builder II Charge (2)(5)	0.75%
Lifetime Income Builder Charge (2)(5)	0.75%
Lifetime Income Builder Selects (2)(3)(5)
Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%
Lifetime Income Builder Portfolios (2)(3)(5)

Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%

(1)	Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2)
Current rider charges are: Lifetime Income Builder - 0.75%; Lifetime Income Builder II - 0.75%; Principal First - 0.75%: Current charges for Lifetime Income Builder Selects and Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.

(3)	Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base.”

(5)	You may not own more than one of these optional riders at the same time.
The next item shows the minimum and maximum total fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees fees, and other expenses)	0.16%	1.57%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$543
3 years	$1,624
5 years	$2,699
10 years	$5,357

(2)	If you annuitize at the end of the applicable time period:

1 year	$361
3 years	$1,442
5 years	$2,517
10 years	$5,175

(3)	If you do not Surrender your Contract:

1 year	$543
3 years	$1,624
5 years	$2,699
10 years	$5,357

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Information
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Windsor, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond .
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•	May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

•	Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes.
Mixed and Shared Funding — Fund shares may be sold to our other separate accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.

•	Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•	Arrange for the handling and tallying of proxies received from Contract Owners.

•	Vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Talcott Resolution. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Talcott Resolution expects to make a profit on the amount of the fees and payments that exceed Talcott Resolution’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2017, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2017, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2017, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $53.5 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Important Information You Should Know: This portion of the prospectus relating to the Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
4. Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
5. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.

InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix E for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging
We offer two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another

Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
You may always provide us with updated instructions following any of these events.

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Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.

Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.

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Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•	These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

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30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Investment Professional. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, Principal First and Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see “Synopsis” for a description of charges and fees.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) available for a limited time to certain Contract Owners. The Enhanced Surrender Value Offer made to certain Contract Owners beginning in January 2013 terminated on February 28, 2014.
Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) for certain Contract Owners.
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
d. Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You own one or more eligible contracts issued by Talcott Resolution Life Insurance Company or Talcott Resolution Life and Annuity Insurance Company

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The Deferral Option is not available if you have elected any of the following living benefit riders: Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Portfolios, Lifetime Income Builder Selects;

•	You have not elected the Deferral Option previously;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	The state in which your Contract was issued has approved the Deferral Option rider;

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We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•	The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");

•	All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:

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The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

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Principal First and Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under Principal First or Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;

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At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;

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Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;

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The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;

•	If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and

•	If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.

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If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.

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If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.

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Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.

Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

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It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

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It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

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Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

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Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the Principal First or Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and

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If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

e.	Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option ("Deferral Option") section below. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.

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For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge, if applicable, may be deducted.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

f.	Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.

The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders; or

•	The lesser of:

•	Maximum Anniversary Value, or

•	the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	The lesser of:

•	Premium Payments (adjusted for partial Surrenders), or

•	the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to our Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100 th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Death Benefits
a. MAV Plus
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.

How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:

A.	Contract Value on the date we receive due proof of death.

B.	Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C.
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D.	Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•	If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

•
If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus

•	Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.

Can you revoke this rider?
No.
What happens if I choose the Annuity Commencement Date Deferral option?
The MAV Plus rider terminates as of your original Annuity Commencement Date and is not in effect after your original Annuity Commencement Date.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	This rider is not available in all states or is named differently in those states.

•	If your Contract has no gain, your Beneficiary will receive no additional benefit.

•	A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

•	This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

•	Annuitizing your Contract will extinguish this rider.
7. Optional Withdrawal Benefits

a.	Principal First Preferred
If you elect the Deferral Option, Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option ("Deferral Option") section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct the charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 6 for Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount ot Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PFP Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the Principal First Preferred Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The Principal First Preferred Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	We can revoke this rider if you violate the investment restrictions requirements.

•
The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

•	Benefit Payments can’t be carried forward from one year to the next.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	If elected post-issue, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

b.	Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
This rider is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•	Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to "Is the rider designed to pay you a Death Benefit" and the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
Is this rider designed to pay you a Death Benefit?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the

Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues

Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum

Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

c.	Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
Please refer to the "Is the rider designed to pay you a Death Benefit" and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix I for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit

Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

See Example 17 under Lifetime Income Builder II.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

d.	Principal First
If you elect the Deferral Option, this rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under this rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any election request prior to an election date. You may not post-date your election.

•
If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

•
Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

When can you buy this rider?
Principal First rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.
Does the Benefit Amount/Payment Base change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 7 for Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment. The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PF Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

•
Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

•
Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. Miscellaneous
a. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under Principal First, Principal First Preferred and Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when Principal First or Lifetime Income Builder have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under Principal First, Principal First Preferred or Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.

Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in Lifetime Income Foundation and Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios) are excluded from this definition.
Lifetime Income Eligibility Date: Under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.

Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios has been elected. In Lifetime Income Builder Selects and Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of Lifetime Income Foundation or Lifetime Income Builder II.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder

Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core: If you elect Lifetime Income Builder Selects rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us to you equal or exceed $100,000. Access,Edge, Plus, Outlook: If you elect the rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us to you equal or exceed $100,000. Core, Access, Edge, Outlook, Plus : There are no investment restrictions for Principal First Preferred, Lifetime Income Builder II Lifetime Income Foundation. For Connecticut residents that elect Principal First Preferred, Lifetime Income Builder, Lifetime Income Builder II or Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus : The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida : The Fixed Accumulation Feature is not available if you elected Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder II and Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.

New Jersey - Core, Access, Edge, Plus, Outlook : The investment restrictions and the contract aggregation provisions for Lifetime Income Builder, Lifetime Income Builder II and Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook : The Nursing Home Waiver is not available. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus : The Fixed Accumulation Feature is not available if you elect Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus : We will not recalculate Principal First Preferred of Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Selects and Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook: The Fixed Accumulation Feature is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus : We will accept subsequent Premium Payments during the first three Contract Years. Outlook : We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook : There are no investment restrictions for Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook : MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook : The Fixed Accumulation is not available if you elected Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
c. Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
d. More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
e. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2017. Contracts were sold by individuals who were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries.
Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner Support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support services.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support for such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2017, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, LPL Financial Corporation,

Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Thurston Springer Miller, UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2017, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2017, Additional Payments did not in the aggregate exceed approximately $15.1 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $16,000.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Operational Risks
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statement

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account

APP TAX-2

are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

APP TAX-3

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

APP TAX-4

d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

APP TAX-5

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such

APP TAX-6

regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.

APP TAX-7

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides

APP TAX-8

only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral

APP TAX-9

contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

APP TAX-10

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($18,000 for 2017 and $18,500 for 2018). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).

APP TAX-11

5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

APP TAX-12

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or

APP TAX-13

other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

APP TAX-14

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Appendix I — Examples
Table of Contents

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-3
Principal First	APP I-4
Principal First Preferred	APP I-5
Lifetime Income Builder	APP I-6
Lifetime Income Foundation	APP I-7
Lifetime Income Builder II	APP I-11
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios	APP I-15
MAV Plus	APP I-27
Annuity Commencement Date Deferral Option	APP I-29

APP I-2

Premium Security Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•	Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•	Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-3

Asset Protection Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

APP I-4

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

Principal First
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

APP I-5

We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” this rider after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

Principal First Preferred
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-6

Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select this rider when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) – 1 = .05 = 5%.

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for ths rider is 75 bps of the Benefit Amount after the automatic increase calculation.

APP I-7

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000.

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Payment is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.

•	Your initial Benefit Amount was $100,000 prior to the partial Surrenders.

•	After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.

•	The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.

•	Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000. The Benefit Payment is now lower after the subsequent Premium Payment was made.
Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

APP I-8

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

APP I-9

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for this rider is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for this rider is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

APP I-10

Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

APP I-11

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

APP I-12

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

APP I-13

•
Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

APP I-14

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percent was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

APP I-15

Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)

Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

APP I-16

Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

(1)
The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

APP I-17

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing

APP I-18

Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing

Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000

APP I-19

Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment

APP I-20

Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.

APP I-21

Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender

APP I-22

Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above

APP I-23

Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

APP I-24

Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Withdrawal Percent multiplied by the Payment Base on date of continuation	Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation

APP I-25

Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.

APP I-26

Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing

APP I-27

Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000

MAV Plus
Example 1
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$117,403],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

APP I-28

MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$120,000],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

APP I-29

Annuity Commencement Date Deferral Option
This example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).

APP I-30

If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).

APP II-1

Appendix II - Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Talcott Resolution Life Insurance Company and Talcott ResolutionLife and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.

Talcott Resolution Life Insurance Company

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233	$10.354	$8.458	$12.320
Accumulation Unit Value at end of period	$16.757	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233	$10.354	$8.458
Number of Accumulation Units outstanding at end of period (in thousands)	87	112	176	260	394	545	640	665	701	745
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.820	$16.545	$16.781	$16.096	$14.222	$12.887	$13.657	$12.721	$10.501	$—
Accumulation Unit Value at end of period	$18.930	$16.820	$16.545	$16.781	$16.096	$14.222	$12.887	$13.657	$12.721	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008	$7.229	$5.279	$10.515
Accumulation Unit Value at end of period	$9.438	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008	$7.229	$5.279
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	50	57	73	92	103	116	133	88
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.316	$14.721	$15.461	$16.112	$14.607	$13.022	$15.935	$14.538	$10.727	$—
Accumulation Unit Value at end of period	$17.451	$13.316	$14.721	$15.461	$16.112	$14.607	$13.022	$15.935	$14.538	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489	$9.249	$6.998	$15.230
Accumulation Unit Value at end of period	$11.346	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489	$9.249	$6.998
Number of Accumulation Units outstanding at end of period (in thousands)	451	582	719	916	1,165	1,833	2,176	2,217	2,409	2,686
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.847	$13.306	$13.349	$14.662	$12.273	$11.042	$14.081	$13.870	$10.606	$—
Accumulation Unit Value at end of period	$15.644	$12.847	$13.306	$13.349	$14.662	$12.273	$11.042	$14.081	$13.870	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060	$10.488	$7.474	$11.826
Accumulation Unit Value at end of period	$25.084	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060	$10.488	$7.474
Number of Accumulation Units outstanding at end of period (in thousands)	39	62	80	105	143	210	291	335	291	338

APP II-2

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.344	$24.981	$27.214	$25.663	$19.155	$16.611	$18.676	$15.157	$10.915	$—
Accumulation Unit Value at end of period	$33.331	$30.344	$24.981	$27.214	$25.663	$19.155	$16.611	$18.676	$15.157	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.749	$12.560	$13.755	$12.624	$9.403	$8.273	$8.741	$7.976	$6.699	$11.546
Accumulation Unit Value at end of period	$15.322	$13.749	$12.560	$13.755	$12.624	$9.403	$8.273	$8.741	$7.976	$6.699
Number of Accumulation Units outstanding at end of period (in thousands)	184	241	297	390	566	877	1,142	1,277	1,373	1,451
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.652	$18.142	$20.078	$18.622	$14.016	$12.463	$13.306	$12.269	$10.414	$—
Accumulation Unit Value at end of period	$21.672	$19.652	$18.142	$20.078	$18.622	$14.016	$12.463	$13.306	$12.269	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363	$10.749	$8.067	$14.311
Accumulation Unit Value at end of period	$23.917	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363	$10.749	$8.067
Number of Accumulation Units outstanding at end of period (in thousands)	796	1,029	1,305	1,716	2,528	3,874	4,825	5,593	6,261	6,975
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.275	$22.196	$22.709	$20.895	$16.393	$14.501	$15.325	$13.465	$10.211	$—
Accumulation Unit Value at end of period	$27.546	$23.275	$22.196	$22.709	$20.895	$16.393	$14.501	$15.325	$13.465	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538	$7.357	$5.508	$9.547
Accumulation Unit Value at end of period	$17.717	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538	$7.357	$5.508
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	17	30	51	72	29	59	13	12
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.685	$25.704	$26.140	$24.269	$18.034	$15.155	$16.014	$13.944	$10.550	$—
Accumulation Unit Value at end of period	$30.877	$25.685	$25.704	$26.140	$24.269	$18.034	$15.155	$16.014	$13.944	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903	$8.761	$6.857	$12.190
Accumulation Unit Value at end of period	$18.303	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903	$8.761	$6.857
Number of Accumulation Units outstanding at end of period (in thousands)	232	298	375	503	662	960	1,172	1,335	1,422	1,564
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.692	$19.806	$21.248	$20.123	$16.173	$14.195	$14.489	$12.953	$10.246	$—
Accumulation Unit Value at end of period	$24.882	$22.692	$19.806	$21.248	$20.123	$16.173	$14.195	$14.489	$12.953	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-3

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026	$9.050	$7.190	$13.873
Accumulation Unit Value at end of period	$24.581	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026	$9.050	$7.190
Number of Accumulation Units outstanding at end of period (in thousands)	44	55	77	113	181	311	372	460	438	441
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.873	$24.393	$23.442	$21.694	$16.388	$14.716	$15.124	$12.545	$10.071	$—
Accumulation Unit Value at end of period	$31.328	$23.873	$24.393	$23.442	$21.694	$16.388	$14.716	$15.124	$12.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471	$11.442	$8.324	$14.012
Accumulation Unit Value at end of period	$25.174	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471	$11.442	$8.324
Number of Accumulation Units outstanding at end of period (in thousands)	242	309	381	496	764	1,126	1,411	1,605	1,755	1,903
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.611	$22.591	$23.594	$22.861	$17.286	$15.501	$17.865	$14.275	$10.494	$—
Accumulation Unit Value at end of period	$28.875	$24.611	$22.591	$23.594	$22.861	$17.286	$15.501	$17.865	$14.275	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326	$9.113	$5.896	$12.304
Accumulation Unit Value at end of period	$20.372	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326	$9.113	$5.896
Number of Accumulation Units outstanding at end of period (in thousands)	30	36	46	75	113	179	188	215	184	140
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.125	$27.383	$29.060	$28.030	$22.120	$17.885	$20.200	$16.426	$10.738	$—
Accumulation Unit Value at end of period	$33.760	$29.125	$27.383	$29.060	$28.030	$22.120	$17.885	$20.200	$16.426	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192	$1.081	$0.844	$1.255
Accumulation Unit Value at end of period	$1.980	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192	$1.081	$0.844
Number of Accumulation Units outstanding at end of period (in thousands)	1,601	1,786	2,030	2,844	3,712	4,410	5,070	5,733	5,233	5,880
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.659	$19.047	$19.534	$18.278	$15.495	$14.211	$14.334	$13.132	$10.355	$—
Accumulation Unit Value at end of period	$22.118	$19.659	$19.047	$19.534	$18.278	$15.495	$14.211	$14.334	$13.132	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126	$10.582	$7.385	$7.517
Accumulation Unit Value at end of period	$22.008	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126	$10.582	$7.385
Number of Accumulation Units outstanding at end of period (in thousands)	106	167	247	342	481	674	825	1,023	830	82

APP II-4

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.806	$23.177	$23.572	$22.568	$16.671	$14.473	$16.784	$14.800	$10.438	$—
Accumulation Unit Value at end of period	$28.302	$23.806	$23.177	$23.572	$22.568	$16.671	$14.473	$16.784	$14.800	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163	$1.037	$0.839	$1.359
Accumulation Unit Value at end of period	$2.679	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163	$1.037	$0.839
Number of Accumulation Units outstanding at end of period (in thousands)	3,726	4,769	6,028	8,312	12,342	19,690	27,170	32,499	35,963	40,438
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.525	$24.796	$23.844	$21.085	$15.949	$13.931	$14.149	$12.746	$10.422	$—
Accumulation Unit Value at end of period	$30.291	$25.525	$24.796	$23.844	$21.085	$15.949	$13.931	$14.149	$12.746	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495	$1.342	$1.095	$1.647
Accumulation Unit Value at end of period	$3.070	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495	$1.342	$1.095
Number of Accumulation Units outstanding at end of period (in thousands)	5,319	7,215	9,317	12,705	18,299	27,495	34,734	39,536	43,603	46,999
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.897	$20.475	$21.282	$19.356	$15.073	$13.633	$13.824	$12.545	$10.338	$—
Accumulation Unit Value at end of period	$26.379	$22.897	$20.475	$21.282	$19.356	$15.073	$13.633	$13.824	$12.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.724	$2.716	$2.556	$2.433	$1.815	$1.495	$1.765	$1.571	$1.177	$2.518
Accumulation Unit Value at end of period	$3.556	$2.724	$2.716	$2.556	$2.433	$1.815	$1.495	$1.765	$1.571	$1.177
Number of Accumulation Units outstanding at end of period (in thousands)	134	141	160	228	271	555	743	919	1,021	1,165
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.409	$22.581	$21.473	$20.658	$15.572	$12.963	$15.466	$13.907	$10.534	$—
Accumulation Unit Value at end of period	$28.951	$22.409	$22.581	$21.473	$20.658	$15.572	$12.963	$15.466	$13.907	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.855	$2.917	$2.654	$2.364	$1.770	$1.419	$1.583	$1.369	$1.074	$2.009
Accumulation Unit Value at end of period	$3.664	$2.855	$2.917	$2.654	$2.364	$1.770	$1.419	$1.583	$1.369	$1.074
Number of Accumulation Units outstanding at end of period (in thousands)	1,111	1,531	1,872	2,646	2,711	4,276	5,567	6,150	6,932	8,002
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.773	$26.609	$24.466	$22.021	$16.666	$13.497	$15.216	$13.297	$10.540	$—
Accumulation Unit Value at end of period	$32.725	$25.773	$26.609	$24.466	$22.021	$16.666	$13.497	$15.216	$13.297	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—

APP II-5

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.243	$1.996	$2.120	$2.101	$2.007	$1.785	$1.733	$1.517	$1.025	$1.394
Accumulation Unit Value at end of period	$2.374	$2.243	$1.996	$2.120	$2.101	$2.007	$1.785	$1.733	$1.517	$1.025
Number of Accumulation Units outstanding at end of period (in thousands)	955	1,218	1,600	2,281	3,261	4,619	5,041	6,666	8,196	5,077
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.885	$18.780	$20.162	$20.193	$19.493	$17.519	$17.191	$15.206	$10.382	$—
Accumulation Unit Value at end of period	$21.875	$20.885	$18.780	$20.162	$20.193	$19.493	$17.519	$17.191	$15.206	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480	$1.314	$1.001	$1.762
Accumulation Unit Value at end of period	$2.058	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480	$1.314	$1.001
Number of Accumulation Units outstanding at end of period (in thousands)	2,223	2,863	3,542	4,706	6,356	9,453	12,137	13,112	9,622	11,052
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.407	$16.647	$16.787	$17.942	$15.165	$12.962	$15.480	$13.891	$10.693	$—
Accumulation Unit Value at end of period	$20.003	$16.407	$16.647	$16.787	$17.942	$15.165	$12.962	$15.480	$13.891	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.644	$18.603	$19.144	$17.985	$13.573	$11.043	$12.278	$10.268	$—	$—
Accumulation Unit Value at end of period	$23.041	$20.644	$18.603	$19.144	$17.985	$13.573	$11.043	$12.278	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	9	13	22	33	37	38	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.278	$17.555	$18.257	$17.332	$13.219	$10.868	$12.211	$10.257	$—	$—
Accumulation Unit Value at end of period	$21.292	$19.278	$17.555	$18.257	$17.332	$13.219	$10.868	$12.211	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-6

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488	$1.108	$0.832	$1.352
Accumulation Unit Value at end of period	$3.249	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488	$1.108	$0.832
Number of Accumulation Units outstanding at end of period (in thousands)	506	811	986	1,385	2,194	3,381	4,225	4,551	4,631	5,417
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.347	$29.573	$30.550	$29.655	$21.030	$18.404	$18.643	$14.025	$10.642	$—
Accumulation Unit Value at end of period	$37.806	$32.347	$29.573	$30.550	$29.655	$21.030	$18.404	$18.643	$14.025	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806	$1.479	$1.163	$1.991
Accumulation Unit Value at end of period	$3.290	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806	$1.479	$1.163
Number of Accumulation Units outstanding at end of period (in thousands)	353	466	588	808	1,327	1,749	2,032	2,082	2,363	2,378
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.871	$22.020	$24.647	$23.649	$16.828	$14.950	$15.894	$13.154	$10.453	$—
Accumulation Unit Value at end of period	$26.901	$21.871	$22.020	$24.647	$23.649	$16.828	$14.950	$15.894	$13.154	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.341	$13.389	$14.289	$13.805	$10.206	$8.955	$9.208	$7.440	$5.115	$9.784
Accumulation Unit Value at end of period	$17.267	$15.341	$13.389	$14.289	$13.805	$10.206	$8.955	$9.208	$7.440	$5.115
Number of Accumulation Units outstanding at end of period (in thousands)	13	23	24	41	60	63	105	77	95	20
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.423	$25.068	$27.035	$26.396	$19.720	$17.485	$18.170	$14.835	$10.307	$—
Accumulation Unit Value at end of period	$31.658	$28.423	$25.068	$27.035	$26.396	$19.720	$17.485	$18.170	$14.835	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021	$0.904	$0.650	$1.161
Accumulation Unit Value at end of period	$2.004	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021	$0.904	$0.650
Number of Accumulation Units outstanding at end of period (in thousands)	433	728	870	991	1,515	2,658	3,462	3,728	4,237	5,119
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.852	$23.769	$23.768	$21.938	$17.042	$15.307	$15.900	$14.229	$10.328	$—
Accumulation Unit Value at end of period	$28.991	$24.852	$23.769	$23.768	$21.938	$17.042	$15.307	$15.900	$14.229	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610	$1.522	$1.346	$1.481
Accumulation Unit Value at end of period	$1.883	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610	$1.522	$1.346
Number of Accumulation Units outstanding at end of period (in thousands)	9,418	11,525	14,677	20,086	28,265	41,860	51,440	55,243	57,158	60,868

APP II-7

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.752	$12.538	$12.957	$12.572	$13.094	$12.510	$12.012	$11.478	$10.253	$—
Accumulation Unit Value at end of period	$13.053	$12.752	$12.538	$12.957	$12.572	$13.094	$12.510	$12.012	$11.478	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.179	$1.181	$1.182	$1.169	$1.208	$1.185	$1.148	$1.125	$1.106	$1.132
Accumulation Unit Value at end of period	$1.175	$1.179	$1.181	$1.182	$1.169	$1.208	$1.185	$1.148	$1.125	$1.106
Number of Accumulation Units outstanding at end of period (in thousands)	5,567	6,428	8,072	11,226	14,459	19,328	22,065	25,378	28,546	31,350
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.825	$9.940	$10.055	$10.048	$10.499	$10.402	$10.190	$10.086	$10.024	$—
Accumulation Unit Value at end of period	$9.689	$9.825	$9.940	$10.055	$10.048	$10.499	$10.402	$10.190	$10.086	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150	$1.169	$1.188	$1.183
Accumulation Unit Value at end of period	$1.048	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150	$1.169	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	1,990	2,296	2,891	4,207	6,819	8,931	11,987	14,616	21,560	29,900
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—
Accumulation Unit Value at end of period	$8.005	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.151	$1.924	$2.018	$1.842	$1.419	$1.234	$1.279	$1.134	$0.927	$1.429
Accumulation Unit Value at end of period	$2.443	$2.151	$1.924	$2.018	$1.842	$1.419	$1.234	$1.279	$1.134	$0.927
Number of Accumulation Units outstanding at end of period (in thousands)	1,059	1,510	2,145	2,920	3,964	5,766	7,352	8,158	4,647	5,138
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.991	$19.871	$21.064	$19.432	$15.131	$13.288	$13.924	$12.475	$10.305	$—
Accumulation Unit Value at end of period	$24.710	$21.991	$19.871	$21.064	$19.432	$15.131	$13.288	$13.924	$12.475	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.870	$1.704	$1.714	$1.584	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$2.234	$1.870	$1.704	$1.714	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	167	307	351	485	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.552	$21.683	$22.043	$20.414	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.841	$23.552	$21.683	$22.043	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-8

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000	$10.817	$7.902	$13.714
Accumulation Unit Value at end of period	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000	$10.817	$7.902
Number of Accumulation Units outstanding at end of period (in thousands)	15	23	28	46	88	146	164	186	199	208
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.141	$23.309	$26.420	$24.793	$19.017	$16.688	$17.004	$14.298	$10.555	$—
Accumulation Unit Value at end of period	$27.909	$26.141	$23.309	$26.420	$24.793	$19.017	$16.688	$17.004	$14.298	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728	$12.942	$10.246	$16.226
Accumulation Unit Value at end of period	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728	$12.942	$10.246
Number of Accumulation Units outstanding at end of period (in thousands)	119	154	198	241	342	537	757	879	975	1,084
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.763	$20.869	$22.856	$21.522	$16.299	$14.080	$14.777	$13.122	$10.499	$—
Accumulation Unit Value at end of period	$27.196	$23.763	$20.869	$22.856	$21.522	$16.299	$14.080	$14.777	$13.122	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	147	185	181	230	71	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.089	$9.329	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.897	$9.089	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347	$13.906	$11.391	$17.084
Accumulation Unit Value at end of period	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347	$13.906	$11.391
Number of Accumulation Units outstanding at end of period (in thousands)	54	76	98	134	180	282	347	404	448	513
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.050	$18.968	$20.155	$18.830	$14.461	$12.993	$13.657	$12.506	$10.353	$—
Accumulation Unit Value at end of period	$24.476	$22.050	$18.968	$20.155	$18.830	$14.461	$12.993	$13.657	$12.506	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221	$11.967	$9.058	$11.167
Accumulation Unit Value at end of period	$18.834	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221	$11.967	$9.058
Number of Accumulation Units outstanding at end of period (in thousands)	140	178	228	327	489	701	761	750	775	826

APP II-9

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.687	$17.121	$17.863	$17.587	$16.703	$15.249	$15.009	$13.729	$10.501	$—
Accumulation Unit Value at end of period	$19.865	$18.687	$17.121	$17.863	$17.587	$16.703	$15.249	$15.009	$13.729	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611	$10.285	$8.473	$11.670
Accumulation Unit Value at end of period	$22.317	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611	$10.285	$8.473
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	17	21	29	47	68	71	91	112
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.517	$19.206	$20.162	$18.570	$14.913	$13.624	$13.970	$12.505	$10.410	$—
Accumulation Unit Value at end of period	$24.950	$21.517	$19.206	$20.162	$18.570	$14.913	$13.624	$13.970	$12.505	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.113	$16.377	$16.802	$15.651	$12.253	$10.823	$11.980	$10.672	$8.645	$12.790
Accumulation Unit Value at end of period	$20.817	$18.113	$16.377	$16.802	$15.651	$12.253	$10.823	$11.980	$10.672	$8.645
Number of Accumulation Units outstanding at end of period (in thousands)	37	42	49	62	81	117	139	135	141	123
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.497	$17.815	$18.470	$17.386	$13.755	$12.278	$13.734	$12.364	$10.121	$—
Accumulation Unit Value at end of period	$22.174	$19.497	$17.815	$18.470	$17.386	$13.755	$12.278	$13.734	$12.364	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692	$10.840	$8.748	$12.469
Accumulation Unit Value at end of period	$21.855	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692	$10.840	$8.748
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	35	48	66	86	122	132	157	169
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.557	$19.134	$20.359	$19.522	$14.773	$13.725	$14.763	$12.743	$10.392	$—
Accumulation Unit Value at end of period	$23.622	$21.557	$19.134	$20.359	$19.522	$14.773	$13.725	$14.763	$12.743	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107	$8.751	$7.482	$11.965
Accumulation Unit Value at end of period	$17.887	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107	$8.751	$7.482
Number of Accumulation Units outstanding at end of period (in thousands)	298	386	484	671	1,033	1,527	1,893	2,207	2,460	2,707
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.377	$17.875	$18.906	$18.043	$13.639	$12.501	$13.675	$11.966	$10.339	$—
Accumulation Unit Value at end of period	$22.488	$20.377	$17.875	$18.906	$18.043	$13.639	$12.501	$13.675	$11.966	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-10

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Morgan Stanley VIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709	$15.990	$9.556	$22.458
Accumulation Unit Value at end of period	$19.824	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709	$15.990	$9.556
Number of Accumulation Units outstanding at end of period (in thousands)	54	68	85	123	184	258	328	389	417	372
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.326	$14.768	$16.992	$18.290	$18.999	$16.288	$20.466	$17.677	$10.675	$—
Accumulation Unit Value at end of period	$20.149	$15.326	$14.768	$16.992	$18.290	$18.999	$16.288	$20.466	$17.677	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Morgan Stanley VIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997	$12.295	$7.943	$15.183
Accumulation Unit Value at end of period	$23.870	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997	$12.295	$7.943
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	30	47	63	101	147	203	196	229
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.831	$23.477	$25.657	$25.882	$19.340	$18.314	$20.270	$15.744	$10.278	$—
Accumulation Unit Value at end of period	$28.103	$20.831	$23.477	$25.657	$25.882	$19.340	$18.314	$20.270	$15.744	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159	$9.463	$6.674	$12.486
Accumulation Unit Value at end of period	$19.296	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159	$9.463	$6.674
Number of Accumulation Units outstanding at end of period (in thousands)	149	190	246	352	475	713	904	1,100	1,167	1,277
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.923	$23.084	$22.966	$20.494	$16.267	$14.684	$15.297	$14.399	$10.262	$—
Accumulation Unit Value at end of period	$26.995	$21.923	$23.084	$22.966	$20.494	$16.267	$14.684	$15.297	$14.399	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460	$7.563	$5.814	$11.637
Accumulation Unit Value at end of period	$19.704	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460	$7.563	$5.814
Number of Accumulation Units outstanding at end of period (in thousands)	17	22	27	31	52	73	119	98	81	94
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.528	$25.693	$24.821	$24.165	$18.304	$16.188	$16.493	$13.325	$10.350	$—
Accumulation Unit Value at end of period	$31.919	$25.528	$25.693	$24.821	$24.165	$18.304	$16.188	$16.493	$13.325	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-11

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618	$11.087	$8.088	$13.781
Accumulation Unit Value at end of period	$22.746	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618	$11.087	$8.088
Number of Accumulation Units outstanding at end of period (in thousands)	344	456	577	787	1,168	1,780	2,234	2,564	2,866	3,281
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.526	$21.122	$20.931	$21.071	$17.046	$14.479	$16.262	$14.440	$10.645	$—
Accumulation Unit Value at end of period	$27.237	$20.526	$21.122	$20.931	$21.071	$17.046	$14.479	$16.262	$14.440	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420	$9.146	$7.264	$12.033
Accumulation Unit Value at end of period	$20.960	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420	$9.146	$7.264
Number of Accumulation Units outstanding at end of period (in thousands)	13	19	22	24	43	81	111	127	136	141
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.049	$22.199	$22.120	$20.584	$16.089	$14.175	$14.609	$12.958	$10.401	$—
Accumulation Unit Value at end of period	$27.303	$24.049	$22.199	$22.120	$20.584	$16.089	$14.175	$14.609	$12.958	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839	$9.781	$7.264	$11.912
Accumulation Unit Value at end of period	$23.945	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839	$9.781	$7.264
Number of Accumulation Units outstanding at end of period (in thousands)	132	177	239	328	472	784	1,005	1,150	1,314	1,433
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.200	$25.494	$27.891	$25.663	$18.748	$16.369	$17.227	$14.383	$10.794	$—
Accumulation Unit Value at end of period	$32.376	$29.200	$25.494	$27.891	$25.663	$18.748	$16.369	$17.227	$14.383	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719	$14.282
Accumulation Unit Value at end of period	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719
Number of Accumulation Units outstanding at end of period (in thousands)	81	103	130	190	298	441	568	632	625	586
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.701	$17.250	$18.147	$18.579	$17.704	$16.309	$17.304	$15.778	$10.433	$—
Accumulation Unit Value at end of period	$18.456	$17.701	$17.250	$18.147	$18.579	$17.704	$16.309	$17.304	$15.778	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493	$13.085	$10.438	$—
Accumulation Unit Value at end of period	$30.654	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493	$13.085	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	20	27	31	55	89	104	101	105	—

APP II-12

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.100	$21.787	$23.086	$21.053	$16.334	$14.065	$14.178	$12.935	$10.427	$—
Accumulation Unit Value at end of period	$27.862	$24.100	$21.787	$23.086	$21.053	$16.334	$14.065	$14.178	$12.935	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242	$14.136
Accumulation Unit Value at end of period	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242
Number of Accumulation Units outstanding at end of period (in thousands)	16	23	27	31	47	71	83	84	98	112
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.718	$17.804	$18.500	$17.173	$14.939	$13.639	$13.634	$12.639	$10.336	$—
Accumulation Unit Value at end of period	$20.968	$18.718	$17.804	$18.500	$17.173	$14.939	$13.639	$13.634	$12.639	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383	$11.256
Accumulation Unit Value at end of period	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	38	50	92	157	195	207	230	287
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.741	$19.968	$20.480	$19.228	$16.532	$14.872	$15.344	$13.744	$10.444	$—
Accumulation Unit Value at end of period	$23.285	$20.741	$19.968	$20.480	$19.228	$16.532	$14.872	$15.344	$13.744	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.473	$10.143	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.486	$10.473	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.410	$10.130	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.264	$10.410	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132	$11.122
Accumulation Unit Value at end of period	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	262	334	399	505	661	1,140	1,437	1,487	1,638	1,955
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.941	$14.683	$15.063	$16.601	$13.317	$11.222	$13.880	$12.960	$10.683	$—
Accumulation Unit Value at end of period	$17.176	$13.941	$14.683	$15.063	$16.601	$13.317	$11.222	$13.880	$12.960	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-13

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768	$6.423	$5.175	$9.747
Accumulation Unit Value at end of period	$8.648	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768	$6.423	$5.175
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	19	21	37	52	51	57	68	93
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.454	$13.672	$14.333	$16.269	$13.676	$11.545	$13.757	$13.193	$10.741	$—
Accumulation Unit Value at end of period	$16.330	$13.454	$13.672	$14.333	$16.269	$13.676	$11.545	$13.757	$13.193	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208	$7.077
Accumulation Unit Value at end of period	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208
Number of Accumulation Units outstanding at end of period (in thousands)	142	161	211	290	390	543	663	764	867	984
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.104	$22.100	$23.211	$20.933	$15.916	$13.996	$14.373	$12.962	$10.179	$—
Accumulation Unit Value at end of period	$28.825	$24.104	$22.100	$23.211	$20.933	$15.916	$13.996	$14.373	$12.962	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376	$10.727	$—	$—
Accumulation Unit Value at end of period	$26.279	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	12	13	16	18	19	21	30	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.342	$18.435	$18.995	$17.195	$12.947	$11.392	$12.331	$10.719	$—	$—
Accumulation Unit Value at end of period	$24.328	$19.342	$18.435	$18.995	$17.195	$12.947	$11.392	$12.331	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572	$21.078
Accumulation Unit Value at end of period	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572
Number of Accumulation Units outstanding at end of period (in thousands)	77	108	138	172	231	406	528	604	659	729
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.197	$22.722	$24.377	$24.213	$17.818	$15.581	$16.802	$13.701	$10.702	$—
Accumulation Unit Value at end of period	$29.607	$28.197	$22.722	$24.377	$24.213	$17.818	$15.581	$16.802	$13.701	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-14

Talcott Resolution Life and Annuity Insurance Company

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233	$10.354	$8.458	$12.320
Accumulation Unit Value at end of period	$16.757	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233	$10.354	$8.458
Number of Accumulation Units outstanding at end of period (in thousands)	154	182	199	352	554	778	895	1,117	1,286	1,548
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.820	$16.545	$16.781	$16.096	$14.222	$12.887	$13.657	$12.721	$10.501	$—
Accumulation Unit Value at end of period	$18.930	$16.820	$16.545	$16.781	$16.096	$14.222	$12.887	$13.657	$12.721	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008	$7.229	$5.279	$10.515
Accumulation Unit Value at end of period	$9.438	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008	$7.229	$5.279
Number of Accumulation Units outstanding at end of period (in thousands)	55	59	70	94	146	230	267	395	308	233
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.316	$14.721	$15.461	$16.112	$14.607	$13.022	$15.935	$14.538	$10.727	$—
Accumulation Unit Value at end of period	$17.451	$13.316	$14.721	$15.461	$16.112	$14.607	$13.022	$15.935	$14.538	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489	$9.249	$6.998	$15.230
Accumulation Unit Value at end of period	$11.346	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489	$9.249	$6.998
Number of Accumulation Units outstanding at end of period (in thousands)	589	761	981	1,293	1,745	2,840	3,239	3,372	3,654	4,171
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.847	$13.306	$13.349	$14.662	$12.273	$11.042	$14.081	$13.870	$10.606	$—
Accumulation Unit Value at end of period	$15.644	$12.847	$13.306	$13.349	$14.662	$12.273	$11.042	$14.081	$13.870	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060	$10.488	$7.474	$11.826
Accumulation Unit Value at end of period	$25.084	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060	$10.488	$7.474
Number of Accumulation Units outstanding at end of period (in thousands)	64	124	106	126	184	351	429	522	455	514
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.344	$24.981	$27.214	$25.663	$19.155	$16.611	$18.676	$15.157	$10.915	$—
Accumulation Unit Value at end of period	$33.331	$30.344	$24.981	$27.214	$25.663	$19.155	$16.611	$18.676	$15.157	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.749	$12.560	$13.755	$12.624	$9.403	$8.273	$8.741	$7.976	$6.699	$11.546
Accumulation Unit Value at end of period	$15.322	$13.749	$12.560	$13.755	$12.624	$9.403	$8.273	$8.741	$7.976	$6.699
Number of Accumulation Units outstanding at end of period (in thousands)	270	336	424	583	860	1,340	1,738	2,023	2,261	2,421

APP II-15

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.652	$18.142	$20.078	$18.622	$14.016	$12.463	$13.306	$12.269	$10.414	$—
Accumulation Unit Value at end of period	$21.672	$19.652	$18.142	$20.078	$18.622	$14.016	$12.463	$13.306	$12.269	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363	$10.749	$8.067	$14.311
Accumulation Unit Value at end of period	$23.917	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363	$10.749	$8.067
Number of Accumulation Units outstanding at end of period (in thousands)	826	1,040	1,383	1,852	2,675	4,019	4,883	5,929	6,691	7,616
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.275	$22.196	$22.709	$20.895	$16.393	$14.501	$15.325	$13.465	$10.211	$—
Accumulation Unit Value at end of period	$27.546	$23.275	$22.196	$22.709	$20.895	$16.393	$14.501	$15.325	$13.465	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	2	1	—	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538	$7.357	$5.508	$9.547
Accumulation Unit Value at end of period	$17.717	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538	$7.357	$5.508
Number of Accumulation Units outstanding at end of period (in thousands)	26	30	36	112	68	86	59	27	20	20
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.685	$25.704	$26.140	$24.269	$18.034	$15.155	$16.014	$13.944	$10.550	$—
Accumulation Unit Value at end of period	$30.877	$25.685	$25.704	$26.140	$24.269	$18.034	$15.155	$16.014	$13.944	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903	$8.761	$6.857	$12.190
Accumulation Unit Value at end of period	$18.303	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903	$8.761	$6.857
Number of Accumulation Units outstanding at end of period (in thousands)	274	331	442	587	843	1,233	1,599	1,873	2,133	2,381
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.692	$19.806	$21.248	$20.123	$16.173	$14.195	$14.489	$12.953	$10.246	$—
Accumulation Unit Value at end of period	$24.882	$22.692	$19.806	$21.248	$20.123	$16.173	$14.195	$14.489	$12.953	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026	$9.050	$7.190	$13.873
Accumulation Unit Value at end of period	$24.581	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026	$9.050	$7.190
Number of Accumulation Units outstanding at end of period (in thousands)	121	93	118	158	246	418	469	532	628	707
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.873	$24.393	$23.442	$21.694	$16.388	$14.716	$15.124	$12.545	$10.071	$—
Accumulation Unit Value at end of period	$31.328	$23.873	$24.393	$23.442	$21.694	$16.388	$14.716	$15.124	$12.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	1	1	—	—	—	—

APP II-16

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471	$11.442	$8.324	$14.012
Accumulation Unit Value at end of period	$25.174	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471	$11.442	$8.324
Number of Accumulation Units outstanding at end of period (in thousands)	187	232	315	408	629	992	1,203	1,483	1,546	1,600
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.611	$22.591	$23.594	$22.861	$17.286	$15.501	$17.865	$14.275	$10.494	$—
Accumulation Unit Value at end of period	$28.875	$24.611	$22.591	$23.594	$22.861	$17.286	$15.501	$17.865	$14.275	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	2	1	—	—	—	—
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326	$9.113	$5.896	$12.304
Accumulation Unit Value at end of period	$20.372	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326	$9.113	$5.896
Number of Accumulation Units outstanding at end of period (in thousands)	12	22	30	38	89	105	117	137	131	127
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.125	$27.383	$29.060	$28.030	$22.120	$17.885	$20.200	$16.426	$10.738	$—
Accumulation Unit Value at end of period	$33.760	$29.125	$27.383	$29.060	$28.030	$22.120	$17.885	$20.200	$16.426	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192	$1.081	$0.844	$1.255
Accumulation Unit Value at end of period	$1.980	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192	$1.081	$0.844
Number of Accumulation Units outstanding at end of period (in thousands)	2,507	3,007	3,583	4,019	5,062	6,314	7,513	8,820	8,623	8,416
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.659	$19.047	$19.534	$18.278	$15.495	$14.211	$14.334	$13.132	$10.355	$—
Accumulation Unit Value at end of period	$22.118	$19.659	$19.047	$19.534	$18.278	$15.495	$14.211	$14.334	$13.132	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126	$10.582	$7.385	$7.517
Accumulation Unit Value at end of period	$22.008	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126	$10.582	$7.385
Number of Accumulation Units outstanding at end of period (in thousands)	136	175	248	357	535	741	961	1,116	929	98
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.806	$23.177	$23.572	$22.568	$16.671	$14.473	$16.784	$14.800	$10.438	$—
Accumulation Unit Value at end of period	$28.302	$23.806	$23.177	$23.572	$22.568	$16.671	$14.473	$16.784	$14.800	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163	$1.037	$0.839	$1.359
Accumulation Unit Value at end of period	$2.679	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163	$1.037	$0.839
Number of Accumulation Units outstanding at end of period (in thousands)	5,337	6,643	8,634	12,177	19,023	29,653	40,000	50,117	58,267	64,121

APP II-17

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.525	$24.796	$23.844	$21.085	$15.949	$13.931	$14.149	$12.746	$10.422	$—
Accumulation Unit Value at end of period	$30.291	$25.525	$24.796	$23.844	$21.085	$15.949	$13.931	$14.149	$12.746	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495	$1.342	$1.095	$1.647
Accumulation Unit Value at end of period	$3.070	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495	$1.342	$1.095
Number of Accumulation Units outstanding at end of period (in thousands)	7,071	8,689	11,491	15,426	22,779	34,880	42,215	48,388	52,567	56,893
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.897	$20.475	$21.282	$19.356	$15.073	$13.633	$13.824	$12.545	$10.338	$—
Accumulation Unit Value at end of period	$26.379	$22.897	$20.475	$21.282	$19.356	$15.073	$13.633	$13.824	$12.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.724	$2.716	$2.556	$2.433	$1.815	$1.495	$1.765	$1.571	$1.177	$2.518
Accumulation Unit Value at end of period	$3.556	$2.724	$2.716	$2.556	$2.433	$1.815	$1.495	$1.765	$1.571	$1.177
Number of Accumulation Units outstanding at end of period (in thousands)	229	291	333	392	523	809	883	868	1,010	1,182
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.409	$22.581	$21.473	$20.658	$15.572	$12.963	$15.466	$13.907	$10.534	$—
Accumulation Unit Value at end of period	$28.951	$22.409	$22.581	$21.473	$20.658	$15.572	$12.963	$15.466	$13.907	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.855	$2.917	$2.654	$2.364	$1.770	$1.419	$1.583	$1.369	$1.074	$2.009
Accumulation Unit Value at end of period	$3.664	$2.855	$2.917	$2.654	$2.364	$1.770	$1.419	$1.583	$1.369	$1.074
Number of Accumulation Units outstanding at end of period (in thousands)	1,827	2,193	3,178	3,663	4,387	6,704	8,147	10,253	11,285	12,857
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.773	$26.609	$24.466	$22.021	$16.666	$13.497	$15.216	$13.297	$10.540	$—
Accumulation Unit Value at end of period	$32.725	$25.773	$26.609	$24.466	$22.021	$16.666	$13.497	$15.216	$13.297	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	2	2	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.243	$1.996	$2.120	$2.101	$2.007	$1.785	$1.733	$1.517	$1.025	$1.394
Accumulation Unit Value at end of period	$2.374	$2.243	$1.996	$2.120	$2.101	$2.007	$1.785	$1.733	$1.517	$1.025
Number of Accumulation Units outstanding at end of period (in thousands)	1,319	1,675	1,847	2,669	3,695	5,925	6,492	7,712	7,218	4,932
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.885	$18.780	$20.162	$20.193	$19.493	$17.519	$17.191	$15.206	$10.382	$—
Accumulation Unit Value at end of period	$21.875	$20.885	$18.780	$20.162	$20.193	$19.493	$17.519	$17.191	$15.206	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—

APP II-18

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480	$1.314	$1.001	$1.762
Accumulation Unit Value at end of period	$2.058	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480	$1.314	$1.001
Number of Accumulation Units outstanding at end of period (in thousands)	3,041	3,815	4,771	6,336	9,044	13,937	17,607	19,394	14,525	16,145
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.407	$16.647	$16.787	$17.942	$15.165	$12.962	$15.480	$13.891	$10.693	$—
Accumulation Unit Value at end of period	$20.003	$16.407	$16.647	$16.787	$17.942	$15.165	$12.962	$15.480	$13.891	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.644	$18.603	$19.144	$17.985	$13.573	$11.043	$12.278	$10.268	$—	$—
Accumulation Unit Value at end of period	$23.041	$20.644	$18.603	$19.144	$17.985	$13.573	$11.043	$12.278	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	33	48	84	63	79	72	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.278	$17.555	$18.257	$17.332	$13.219	$10.868	$12.211	$10.257	$—	$—
Accumulation Unit Value at end of period	$21.292	$19.278	$17.555	$18.257	$17.332	$13.219	$10.868	$12.211	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-19

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488	$1.108	$0.832	$1.352
Accumulation Unit Value at end of period	$3.249	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488	$1.108	$0.832
Number of Accumulation Units outstanding at end of period (in thousands)	567	756	927	1,202	1,845	2,901	3,642	4,933	5,057	5,513
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.347	$29.573	$30.550	$29.655	$21.030	$18.404	$18.643	$14.025	$10.642	$—
Accumulation Unit Value at end of period	$37.806	$32.347	$29.573	$30.550	$29.655	$21.030	$18.404	$18.643	$14.025	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806	$1.479	$1.163	$1.991
Accumulation Unit Value at end of period	$3.290	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806	$1.479	$1.163
Number of Accumulation Units outstanding at end of period (in thousands)	581	759	956	1,477	1,969	2,960	3,383	4,009	4,443	4,631
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.871	$22.020	$24.647	$23.649	$16.828	$14.950	$15.894	$13.154	$10.453	$—
Accumulation Unit Value at end of period	$26.901	$21.871	$22.020	$24.647	$23.649	$16.828	$14.950	$15.894	$13.154	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.341	$13.389	$14.289	$13.805	$10.206	$8.955	$9.208	$7.440	$5.115	$9.784
Accumulation Unit Value at end of period	$17.267	$15.341	$13.389	$14.289	$13.805	$10.206	$8.955	$9.208	$7.440	$5.115
Number of Accumulation Units outstanding at end of period (in thousands)	25	29	32	44	72	117	121	154	135	29
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.423	$25.068	$27.035	$26.396	$19.720	$17.485	$18.170	$14.835	$10.307	$—
Accumulation Unit Value at end of period	$31.658	$28.423	$25.068	$27.035	$26.396	$19.720	$17.485	$18.170	$14.835	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021	$0.904	$0.650	$1.161
Accumulation Unit Value at end of period	$2.004	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021	$0.904	$0.650
Number of Accumulation Units outstanding at end of period (in thousands)	677	795	916	1,137	1,798	2,942	4,605	5,471	6,729	6,817
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.852	$23.769	$23.768	$21.938	$17.042	$15.307	$15.900	$14.229	$10.328	$—
Accumulation Unit Value at end of period	$28.991	$24.852	$23.769	$23.768	$21.938	$17.042	$15.307	$15.900	$14.229	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610	$1.522	$1.346	$1.481
Accumulation Unit Value at end of period	$1.883	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610	$1.522	$1.346
Number of Accumulation Units outstanding at end of period (in thousands)	13,095	15,201	19,075	26,653	35,670	47,740	53,679	62,239	67,947	67,813

APP II-20

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.752	$12.538	$12.957	$12.572	$13.094	$12.510	$12.012	$11.478	$10.253	$—
Accumulation Unit Value at end of period	$13.053	$12.752	$12.538	$12.957	$12.572	$13.094	$12.510	$12.012	$11.478	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	1	—	—	—	—	—	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.179	$1.181	$1.182	$1.169	$1.208	$1.185	$1.148	$1.125	$1.106	$1.132
Accumulation Unit Value at end of period	$1.175	$1.179	$1.181	$1.182	$1.169	$1.208	$1.185	$1.148	$1.125	$1.106
Number of Accumulation Units outstanding at end of period (in thousands)	6,410	7,294	9,998	13,492	17,873	26,000	28,060	36,450	42,229	48,393
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.825	$9.940	$10.055	$10.048	$10.499	$10.402	$10.190	$10.086	$10.024	$—
Accumulation Unit Value at end of period	$9.689	$9.825	$9.940	$10.055	$10.048	$10.499	$10.402	$10.190	$10.086	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150	$1.169	$1.188	$1.183
Accumulation Unit Value at end of period	$1.048	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150	$1.169	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	2,767	3,937	5,257	8,210	13,964	18,422	19,088	20,184	34,628	55,276
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—
Accumulation Unit Value at end of period	$8.005	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.151	$1.924	$2.018	$1.842	$1.419	$1.234	$1.279	$1.134	$0.927	$1.429
Accumulation Unit Value at end of period	$2.443	$2.151	$1.924	$2.018	$1.842	$1.419	$1.234	$1.279	$1.134	$0.927
Number of Accumulation Units outstanding at end of period (in thousands)	2,073	2,544	3,402	4,619	6,363	10,097	12,580	15,165	9,582	11,010
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.991	$19.871	$21.064	$19.432	$15.131	$13.288	$13.924	$12.475	$10.305	$—
Accumulation Unit Value at end of period	$24.710	$21.991	$19.871	$21.064	$19.432	$15.131	$13.288	$13.924	$12.475	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.870	$1.704	$1.714	$1.584	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$2.234	$1.870	$1.704	$1.714	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	399	492	517	1,020	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.552	$21.683	$22.043	$20.414	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.841	$23.552	$21.683	$22.043	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—

APP II-21

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000	$10.817	$7.902	$13.714
Accumulation Unit Value at end of period	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000	$10.817	$7.902
Number of Accumulation Units outstanding at end of period (in thousands)	29	41	53	66	92	149	163	209	218	227
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.141	$23.309	$26.420	$24.793	$19.017	$16.688	$17.004	$14.298	$10.555	$—
Accumulation Unit Value at end of period	$27.909	$26.141	$23.309	$26.420	$24.793	$19.017	$16.688	$17.004	$14.298	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728	$12.942	$10.246	$16.226
Accumulation Unit Value at end of period	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728	$12.942	$10.246
Number of Accumulation Units outstanding at end of period (in thousands)	116	148	199	255	383	624	862	1,043	1,202	1,339
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.763	$20.869	$22.856	$21.522	$16.299	$14.080	$14.777	$13.122	$10.499	$—
Accumulation Unit Value at end of period	$27.196	$23.763	$20.869	$22.856	$21.522	$16.299	$14.080	$14.777	$13.122	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	104	317	328	378	329	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.089	$9.329	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.897	$9.089	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347	$13.906	$11.391	$17.084
Accumulation Unit Value at end of period	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347	$13.906	$11.391
Number of Accumulation Units outstanding at end of period (in thousands)	69	82	100	130	198	286	353	463	504	537
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.050	$18.968	$20.155	$18.830	$14.461	$12.993	$13.657	$12.506	$10.353	$—
Accumulation Unit Value at end of period	$24.476	$22.050	$18.968	$20.155	$18.830	$14.461	$12.993	$13.657	$12.506	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221	$11.967	$9.058	$11.167
Accumulation Unit Value at end of period	$18.834	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221	$11.967	$9.058
Number of Accumulation Units outstanding at end of period (in thousands)	206	260	316	487	686	1,096	1,033	1,010	1,065	865

APP II-22

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.687	$17.121	$17.863	$17.587	$16.703	$15.249	$15.009	$13.729	$10.501	$—
Accumulation Unit Value at end of period	$19.865	$18.687	$17.121	$17.863	$17.587	$16.703	$15.249	$15.009	$13.729	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611	$10.285	$8.473	$11.670
Accumulation Unit Value at end of period	$22.317	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611	$10.285	$8.473
Number of Accumulation Units outstanding at end of period (in thousands)	52	63	74	91	120	150	189	185	216	224
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.517	$19.206	$20.162	$18.570	$14.913	$13.624	$13.970	$12.505	$10.410	$—
Accumulation Unit Value at end of period	$24.950	$21.517	$19.206	$20.162	$18.570	$14.913	$13.624	$13.970	$12.505	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.113	$16.377	$16.802	$15.651	$12.253	$10.823	$11.980	$10.672	$8.645	$12.790
Accumulation Unit Value at end of period	$20.817	$18.113	$16.377	$16.802	$15.651	$12.253	$10.823	$11.980	$10.672	$8.645
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	54	68	107	174	210	229	219	210
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.497	$17.815	$18.470	$17.386	$13.755	$12.278	$13.734	$12.364	$10.121	$—
Accumulation Unit Value at end of period	$22.174	$19.497	$17.815	$18.470	$17.386	$13.755	$12.278	$13.734	$12.364	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692	$10.840	$8.748	$12.469
Accumulation Unit Value at end of period	$21.855	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692	$10.840	$8.748
Number of Accumulation Units outstanding at end of period (in thousands)	99	117	146	179	249	359	418	394	400	410
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.557	$19.134	$20.359	$19.522	$14.773	$13.725	$14.763	$12.743	$10.392	$—
Accumulation Unit Value at end of period	$23.622	$21.557	$19.134	$20.359	$19.522	$14.773	$13.725	$14.763	$12.743	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107	$8.751	$7.482	$11.965
Accumulation Unit Value at end of period	$17.887	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107	$8.751	$7.482
Number of Accumulation Units outstanding at end of period (in thousands)	403	511	714	976	1,350	1,918	2,346	2,773	3,175	3,583
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.377	$17.875	$18.906	$18.043	$13.639	$12.501	$13.675	$11.966	$10.339	$—
Accumulation Unit Value at end of period	$22.488	$20.377	$17.875	$18.906	$18.043	$13.639	$12.501	$13.675	$11.966	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-23

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Morgan Stanley VIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709	$15.990	$9.556	$22.458
Accumulation Unit Value at end of period	$19.824	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709	$15.990	$9.556
Number of Accumulation Units outstanding at end of period (in thousands)	60	74	92	133	205	330	399	522	490	403
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.326	$14.768	$16.992	$18.290	$18.999	$16.288	$20.466	$17.677	$10.675	$—
Accumulation Unit Value at end of period	$20.149	$15.326	$14.768	$16.992	$18.290	$18.999	$16.288	$20.466	$17.677	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	1	—	—	—	—	—	—
Morgan Stanley VIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997	$12.295	$7.943	$15.183
Accumulation Unit Value at end of period	$23.870	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997	$12.295	$7.943
Number of Accumulation Units outstanding at end of period (in thousands)	33	38	48	81	113	171	280	310	306	307
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.831	$23.477	$25.657	$25.882	$19.340	$18.314	$20.270	$15.744	$10.278	$—
Accumulation Unit Value at end of period	$28.103	$20.831	$23.477	$25.657	$25.882	$19.340	$18.314	$20.270	$15.744	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159	$9.463	$6.674	$12.486
Accumulation Unit Value at end of period	$19.296	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159	$9.463	$6.674
Number of Accumulation Units outstanding at end of period (in thousands)	170	213	280	402	603	1,006	1,243	1,484	1,660	1,892
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.923	$23.084	$22.966	$20.494	$16.267	$14.684	$15.297	$14.399	$10.262	$—
Accumulation Unit Value at end of period	$26.995	$21.923	$23.084	$22.966	$20.494	$16.267	$14.684	$15.297	$14.399	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—

APP II-24

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460	$7.563	$5.814	$11.637
Accumulation Unit Value at end of period	$19.704	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460	$7.563	$5.814
Number of Accumulation Units outstanding at end of period (in thousands)	31	39	42	50	68	104	148	114	112	108
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.528	$25.693	$24.821	$24.165	$18.304	$16.188	$16.493	$13.325	$10.350	$—
Accumulation Unit Value at end of period	$31.919	$25.528	$25.693	$24.821	$24.165	$18.304	$16.188	$16.493	$13.325	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618	$11.087	$8.088	$13.781
Accumulation Unit Value at end of period	$22.746	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618	$11.087	$8.088
Number of Accumulation Units outstanding at end of period (in thousands)	433	562	762	1,053	1,466	2,135	2,677	3,183	3,528	3,972
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.526	$21.122	$20.931	$21.071	$17.046	$14.479	$16.262	$14.440	$10.645	$—
Accumulation Unit Value at end of period	$27.237	$20.526	$21.122	$20.931	$21.071	$17.046	$14.479	$16.262	$14.440	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420	$9.146	$7.264	$12.033
Accumulation Unit Value at end of period	$20.960	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420	$9.146	$7.264
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	33	39	71	163	181	221	248	310
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.049	$22.199	$22.120	$20.584	$16.089	$14.175	$14.609	$12.958	$10.401	$—
Accumulation Unit Value at end of period	$27.303	$24.049	$22.199	$22.120	$20.584	$16.089	$14.175	$14.609	$12.958	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839	$9.781	$7.264	$11.912
Accumulation Unit Value at end of period	$23.945	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839	$9.781	$7.264
Number of Accumulation Units outstanding at end of period (in thousands)	191	253	334	470	673	1,186	1,562	1,860	2,220	2,477
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.200	$25.494	$27.891	$25.663	$18.748	$16.369	$17.227	$14.383	$10.794	$—
Accumulation Unit Value at end of period	$32.376	$29.200	$25.494	$27.891	$25.663	$18.748	$16.369	$17.227	$14.383	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719	$14.282
Accumulation Unit Value at end of period	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719
Number of Accumulation Units outstanding at end of period (in thousands)	106	132	164	227	309	453	574	582	592	463

APP II-25

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.701	$17.250	$18.147	$18.579	$17.704	$16.309	$17.304	$15.778	$10.433	$—
Accumulation Unit Value at end of period	$18.456	$17.701	$17.250	$18.147	$18.579	$17.704	$16.309	$17.304	$15.778	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493	$13.085	$10.438	$—
Accumulation Unit Value at end of period	$30.654	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493	$13.085	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	27	33	46	91	132	163	106	108	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.100	$21.787	$23.086	$21.053	$16.334	$14.065	$14.178	$12.935	$10.427	$—
Accumulation Unit Value at end of period	$27.862	$24.100	$21.787	$23.086	$21.053	$16.334	$14.065	$14.178	$12.935	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242	$14.136
Accumulation Unit Value at end of period	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	40	45	52	59	70	63	80	103
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.718	$17.804	$18.500	$17.173	$14.939	$13.639	$13.634	$12.639	$10.336	$—
Accumulation Unit Value at end of period	$20.968	$18.718	$17.804	$18.500	$17.173	$14.939	$13.639	$13.634	$12.639	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383	$11.256
Accumulation Unit Value at end of period	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383
Number of Accumulation Units outstanding at end of period (in thousands)	70	79	84	109	133	223	268	223	205	211
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.741	$19.968	$20.480	$19.228	$16.532	$14.872	$15.344	$13.744	$10.444	$—
Accumulation Unit Value at end of period	$23.285	$20.741	$19.968	$20.480	$19.228	$16.532	$14.872	$15.344	$13.744	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.473	$10.143	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.486	$10.473	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.410	$10.130	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.264	$10.410	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-26

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132	$11.122
Accumulation Unit Value at end of period	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	382	481	595	775	1,052	1,697	2,112	2,193	2,465	2,812
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.941	$14.683	$15.063	$16.601	$13.317	$11.222	$13.880	$12.960	$10.683	$—
Accumulation Unit Value at end of period	$17.176	$13.941	$14.683	$15.063	$16.601	$13.317	$11.222	$13.880	$12.960	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768	$6.423	$5.175	$9.747
Accumulation Unit Value at end of period	$8.648	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768	$6.423	$5.175
Number of Accumulation Units outstanding at end of period (in thousands)	21	27	29	33	36	19	18	15	15	14
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.454	$13.672	$14.333	$16.269	$13.676	$11.545	$13.757	$13.193	$10.741	$—
Accumulation Unit Value at end of period	$16.330	$13.454	$13.672	$14.333	$16.269	$13.676	$11.545	$13.757	$13.193	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208	$7.077
Accumulation Unit Value at end of period	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208
Number of Accumulation Units outstanding at end of period (in thousands)	193	241	316	452	660	1,019	1,249	1,424	1,606	1,877
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.104	$22.100	$23.211	$20.933	$15.916	$13.996	$14.373	$12.962	$10.179	$—
Accumulation Unit Value at end of period	$28.825	$24.104	$22.100	$23.211	$20.933	$15.916	$13.996	$14.373	$12.962	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376	$10.727	$—	$—
Accumulation Unit Value at end of period	$26.279	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	15	15	25	26	31	45	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.342	$18.435	$18.995	$17.195	$12.947	$11.392	$12.331	$10.719	$—	$—
Accumulation Unit Value at end of period	$24.328	$19.342	$18.435	$18.995	$17.195	$12.947	$11.392	$12.331	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572	$21.078
Accumulation Unit Value at end of period	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572
Number of Accumulation Units outstanding at end of period (in thousands)	86	105	135	180	269	439	561	653	756	832

APP II-27

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.197	$22.722	$24.377	$24.213	$17.818	$15.581	$16.802	$13.701	$10.702	$—
Accumulation Unit Value at end of period	$29.607	$28.197	$22.722	$24.377	$24.213	$17.818	$15.581	$16.802	$13.701	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP A-1

Appendix A - Product Comparison Information
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we offered generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a contingent deferred sales charge (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Not all forms of contract were offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus. Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your investment professional can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Talcott Resolution Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.

I.	Key Differences

	Minimum Initial Premium
Contract	Qualified Contract	Non-Qualified Contract					Sales Charge						Mortality & Expense Risk Charge(1)	Payment Enhancement	Maximum Upfront Commission
Access	$10,000	$1,000					None						1.45%	No	2%
Core	$1,000	$1,000	Year	1	2	3	4	5
			CDSC(2)	7%	7%	7%	6%	5%	4%	3%	0%		0.95%	No	7%
Outlook	$10,000	$2,000	Year	1	2	3	4	5+
			CDSC(2)	7%	6%	5%	4%	0%					1.40%	No	5.75%
Plus	$10,000	$2,000	Year	1	2	3	4	5	6	7	8	9+
			CDSC(2)	8%	8%	8%	8%	7%	6%	5%	4%	0%	1.40%	Yes(3)	6.5%

(1)
Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

(2)
Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

(3)
We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

•	Cancel your Contract during any “Free Look” period.

•	Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

•	Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.
The following Surrenders are NOT subject to a CDSC:

APP A-2

•
Annual Withdrawal Amount - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•
If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

•	Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

•
For Required Minimum Distributions - This allows Annuitants who are age 70½ or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•
For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

APP A-3

II.	Investment Options

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation
Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers

APP A-4

Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP A-5

Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Calibrated Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Classic Stock Portfolio - Class VC	Seeks growth of capital and growth of income consistent with reasonable risk	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

APP A-6

Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Investors Fund - Class IB§	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IB (formerly Putnam VT Multi-Cap Growth Fund)	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Mid Cap Growth Portfolio - Class II	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

§	Putnam VT Investors Fund will be renamed to Putnam VT Multi-Cap Core Fund effective June 30, 2018.

APP B-1

Appendix B — Lifetime Income Builder
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

•
Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

•
Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
This rider is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments. However, if Surrenders have been taken, your new Benefit Payment may not be greater than

APP B-2

your Benefit Payment prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduce by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.

•
Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•	Benefit Amount limits. Your Benefit Amount cannot be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.
Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

•	Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

APP B-3

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. Subsequent Premium Payments may decrease instead of increase the Benefit Payment. See Example 10 in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

•	Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.

APP B-4

The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)	If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If this rider is not currently available for sale, we will continue the existing Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

What happens if you annuitize your Contract?

APP B-5

If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under Lifetime Income Builder rules applicable when the Contract Value equals zero.

•	Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right

APP B-6

to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see “Appendix I.”
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

•
Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

•
Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

•
Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

•	Certain ownership changes may result in a reduction of benefits.

•
Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP C-1

Appendix C — Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of these riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The riders are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of these riders.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.

APP C-2

Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•	Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose either of these riders. The following table describes how these options operate:

	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment

APP C-3

Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

APP C-4

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in Lifetime Income Builder Selects and Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

APP C-5

On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:

1.
You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.

a.	One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.

b.	If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.

c.
If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:

a.
You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b.	Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.

c.
Ongoing Lifetime Benefit Payments will continue to reduce the remaining Guaranteed Minimum Death Benefit on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the Guaranteed Death Death Benefit will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.

d.	We will no longer accept subsequent Premium Payments.

e.	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

f.	Automatic Increases on Contract anniversary will no longer apply.

g.
If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.

APP C-6

What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP C-7

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81

APP C-8

or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

APP C-9

If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.

APP C-10

While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

APP C-11

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP D-1

Appendix D - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

Lifetime Income Builder
Lifetime Income Builder II

Lifetime Income Builder Selects
Lifetime Income Foundation

Applicable To The Following Product

•	The Director M Access

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
Your Sub-Account value must be allocated in accordance with the following investment restrictions on and after October 4, 2013 and you must elect to rebalance to the allocations on a quarterly basis:
(1) SELF SELECT

Category 1	Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Hartford Ultrashort Bond HLS Fund
Hartford Total Return Bond HLS Fund
Invesco V.I. Government Money Market Fund

*
If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the revocation of your withdrawal feature.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
AB VPS Balanced Wealth Strategy Portfolio
AB VPS International Growth Portfolio
AB VPS International Value Portfolio
AB VPS Value Portfolio
BlackRock S&P 500 Index V.I. Fund
Fidelity VIP Contrafund Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio

APP D-2

Fidelity VIP Dynamic Capital Appreciation Portfolio
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Research HLS
Hartford Growth Opportunities HLS Fund
Hartford Stock HLS Fund
Hartford Value HLS Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income Fund
Lord Abbett Calibrated Dividend Growth Portfolio
Lord Abbett Classic Stock
Lord Abbett Fundamental Equity
Lord Abbett Growth & Income Portfolio
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street Fund/VA
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT Investors Fund
Putnam VT Sustainable Leaders Fund (formerly Putnam VT Multi-Cap Growth Fund)
Putnam VT Growth Opportunities Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
AB VPS Small/Mid-Cap Value Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio
Hartford High Yield HLS Fund
Hartford International Opportunities HLS Fund
Hartford Mid Cap Value HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Small/Mid Cap Equity HLS Fund
Invesco V.I. American Value Fund
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Mid Cap Growth Portfolio
Invesco V.I. Mid Cap Growth Portfolio
Lord Abbett Bond-Debenture Portfolio
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Putnam VT Diversified Income Fund
Putnam VT Small Cap Value Fund

APP D-3

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 115	2016 Series 116	2016 Series 208	2016 Series 308
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%
Hartford Global Growth HLS Fund	3%	4%	4%	6%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%
Hartford High Yield HLS Fund	8%	10%	9%	9%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%
Invesco V.I. American Value Fund	2%	2%	3%	4%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%
Oppenheimer Global Fund/VA	3%	4%	5%	7%
Total	100%	100%	100%	100%

(3) INVESTMENT MODELS
Series 7004

Funds
Hartford Total Return Bond HLS Fund	40%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford Small Company HLS Fund	10%
Hartford International Opportunities HLS Fund	10%
Total	100%

Series 7005

Funds
Hartford Total Return Bond HLS Fund	40%
Fidelity VIP Contrafund Portfolio	20%
Lord Abbett Growth and Income Portfolio	20%
Hartford International Opportunities HLS Fund	10%
Oppenheimer Global Fund/VA	10%
Total	100%

APP D-4

B. Investment Restrictions For

•	Lifetime Income Builder Portfolios

Applicable To The Following Product

•	The Director M Access

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

(1) INVESTMENT STRATEGY MODELS

Series 8010

Fidelity VIP Contrafund Portfolio	17%
Hartford Dividend and Growth HLS Fund	17%
Hartford Total Return Bond HLS Fund	32%
Lord Abbett Growth and Income Portfolio	17%
Oppenheimer Global Fund/VA	17%
Total	100%

(2) PORTFOLIO PLANNER MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 115	2016 Series 116	2016 Series 208	2016 Series 308	2016 Series 408
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%	9%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford Global Growth HLS Fund	3%	4%	4%	6%	7%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	8%	10%	9%	9%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	6%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Oppenheimer Global Fund/VA	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%

APP D-5

(3) INDIVIDUAL SUB-ACCOUNTS

You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO, THREE, FOUR, FIVE or ALL SIX of these funds as long as your Sub-Account allocation equals 100%.

AB VPS Balanced Wealth Strategy Portfolio
Hartford Balanced HLS Fund
Hartford Mid Cap Value HLS
Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
Lord Abbett Calibrated Dividend Growth Portfolio

APP E-1

Appendix E - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Product

•	Director M Access

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 115	2016 Series 116	2016 Series 208	2016 Series 308	2016 Series 408
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%	9%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford Global Growth HLS Fund	3%	4%	4%	6%	7%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	8%	10%	9%	9%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	6%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Oppenheimer Global Fund/VA	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Talcott Resolution Life Insurance Company/Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Talcott Resolution Life and Annuity Insurance Company
Separate Account Three
Director M Access

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2018 as amended on June 28, 2018
Date of Statement of Additional Information: May 1, 2018 as amended on June 28, 2018

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Hartford Life and Annuity Insurance Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut and expresses an adverse opinion for the statutory-basis financial statements because the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2017, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been 2017 : $ 7,027,157 ; 2016 : $ 8,020,709 ; and 2015 : $ 7,219,484 .
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.

3

Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

4

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

5

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233	$10.354	$8.458	$12.320
Accumulation Unit Value at end of period	$16.757	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233	$10.354	$8.458
Number of Accumulation Units outstanding at end of period (in thousands)	154	182	199	352	554	778	895	1,117	1,286	1,548
With Principal First Preferred
Accumulation Unit Value at beginning of period	$14.389	$14.034	$14.114	$13.423	$11.760	$10.566	$11.103	$10.254	$8.393	$12.250
Accumulation Unit Value at end of period	$16.332	$14.389	$14.034	$14.114	$13.423	$11.760	$10.566	$11.103	$10.254	$8.393
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	2	2	3	3	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.220	$13.883	$13.976	$13.305	$11.668	$10.494	$11.038	$10.205	$8.361	$12.215
Accumulation Unit Value at end of period	$16.124	$14.220	$13.883	$13.976	$13.305	$11.668	$10.494	$11.038	$10.205	$8.361
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	15	23	44	58	59	96	130	148
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$13.887	$13.585	$13.703	$13.072	$11.486	$10.351	$10.910	$10.106	$8.297	$12.146
Accumulation Unit Value at end of period	$15.715	$13.887	$13.585	$13.703	$13.072	$11.486	$10.351	$10.910	$10.106	$8.297
Number of Accumulation Units outstanding at end of period (in thousands)	40	37	41	98	112	136	149	168	180	194
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.887	$13.585	$13.703	$13.072	$11.486	$10.351	$10.910	$10.106	$8.297	$12.146
Accumulation Unit Value at end of period	$15.715	$13.887	$13.585	$13.703	$13.072	$11.486	$10.351	$10.910	$10.106	$8.297
Number of Accumulation Units outstanding at end of period (in thousands)	40	37	41	98	112	136	149	168	180	194
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.482	$13.222	$13.370	$12.786	$11.264	$10.176	$10.752	$9.985	$8.218	$—
Accumulation Unit Value at end of period	$15.219	$13.482	$13.222	$13.370	$12.786	$11.264	$10.176	$10.752	$9.985	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	36	41	43	47	51	61	79	67	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.403	$13.151	$13.305	$12.730	$11.220	$10.141	$10.720	$9.961	$8.202	$12.043
Accumulation Unit Value at end of period	$15.122	$13.403	$13.151	$13.305	$12.730	$11.220	$10.141	$10.720	$9.961	$8.202
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	3
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.820	$16.545	$16.781	$16.096	$14.222	$12.887	$13.657	$12.721	$10.501	$—
Accumulation Unit Value at end of period	$18.930	$16.820	$16.545	$16.781	$16.096	$14.222	$12.887	$13.657	$12.721	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

6

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008	$7.229	$5.279	$10.515
Accumulation Unit Value at end of period	$9.438	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008	$7.229	$5.279
Number of Accumulation Units outstanding at end of period (in thousands)	55	59	70	94	146	230	267	395	308	233
With Principal First Preferred
Accumulation Unit Value at beginning of period	$6.996	$7.668	$7.985	$8.251	$7.417	$6.557	$7.955	$7.197	$5.265	$10.509
Accumulation Unit Value at end of period	$9.246	$6.996	$7.668	$7.985	$8.251	$7.417	$6.557	$7.955	$7.197	$5.265
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	2	2	4	4	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.931	$7.605	$7.927	$8.199	$7.378	$6.528	$7.929	$7.180	$5.258	$10.506
Accumulation Unit Value at end of period	$9.151	$6.931	$7.605	$7.927	$8.199	$7.378	$6.528	$7.929	$7.180	$5.258
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	8	8	8	9	22	23	23	16
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$6.803	$7.480	$7.813	$8.097	$7.300	$6.473	$7.877	$7.147	$5.245	$10.501
Accumulation Unit Value at end of period	$8.965	$6.803	$7.480	$7.813	$8.097	$7.300	$6.473	$7.877	$7.147	$5.245
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	6	6	6	7	7
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.803	$7.480	$7.813	$8.097	$7.300	$6.473	$7.877	$7.147	$5.245	$10.501
Accumulation Unit Value at end of period	$8.965	$6.803	$7.480	$7.813	$8.097	$7.300	$6.473	$7.877	$7.147	$5.245
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	6	6	6	7	7
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$6.647	$7.327	$7.672	$7.971	$7.205	$6.404	$7.813	$7.107	$5.228	$—
Accumulation Unit Value at end of period	$8.738	$6.647	$7.327	$7.672	$7.971	$7.205	$6.404	$7.813	$7.107	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	26	27	33	37	44	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.617	$7.297	$7.644	$7.946	$7.186	$6.390	$7.800	$7.099	$5.225	$10.492
Accumulation Unit Value at end of period	$8.693	$6.617	$7.297	$7.644	$7.946	$7.186	$6.390	$7.800	$7.099	$5.225
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	6	26	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.316	$14.721	$15.461	$16.112	$14.607	$13.022	$15.935	$14.538	$10.727	$—
Accumulation Unit Value at end of period	$17.451	$13.316	$14.721	$15.461	$16.112	$14.607	$13.022	$15.935	$14.538	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

7

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489	$9.249	$6.998	$15.230
Accumulation Unit Value at end of period	$11.346	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489	$9.249	$6.998
Number of Accumulation Units outstanding at end of period (in thousands)	589	761	981	1,293	1,745	2,840	3,239	3,372	3,654	4,171
With Principal First Preferred
Accumulation Unit Value at beginning of period	$6.095	$6.259	$6.226	$6.780	$5.628	$5.020	$6.348	$6.200	$4.700	$10.250
Accumulation Unit Value at end of period	$7.484	$6.095	$6.259	$6.226	$6.780	$5.628	$5.020	$6.348	$6.200	$4.700
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	5	18	19	35	39
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.899	$9.147	$9.109	$9.930	$8.250	$7.367	$9.324	$9.116	$6.918	$15.101
Accumulation Unit Value at end of period	$10.917	$8.899	$9.147	$9.109	$9.930	$8.250	$7.367	$9.324	$9.116	$6.918
Number of Accumulation Units outstanding at end of period (in thousands)	49	72	87	116	166	290	323	337	385	431
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$5.919	$6.096	$6.083	$6.644	$5.531	$4.949	$6.276	$6.149	$4.676	$10.226
Accumulation Unit Value at end of period	$7.247	$5.919	$6.096	$6.083	$6.644	$5.531	$4.949	$6.276	$6.149	$4.676
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	12	16	40	55	73	82	84
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$5.919	$6.096	$6.083	$6.644	$5.531	$4.949	$6.276	$6.149	$4.676	$10.226
Accumulation Unit Value at end of period	$7.247	$5.919	$6.096	$6.083	$6.644	$5.531	$4.949	$6.276	$6.149	$4.676
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	12	16	40	55	73	82	84
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.437	$8.712	$8.714	$9.543	$7.964	$7.143	$9.082	$8.920	$6.800	$—
Accumulation Unit Value at end of period	$10.304	$8.437	$8.712	$8.714	$9.543	$7.964	$7.143	$9.082	$8.920	$—
Number of Accumulation Units outstanding at end of period (in thousands)	115	158	184	226	278	370	417	453	500	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$5.748	$5.938	$5.943	$6.511	$5.436	$4.879	$6.206	$6.098	$4.651	$10.203
Accumulation Unit Value at end of period	$7.016	$5.748	$5.938	$5.943	$6.511	$5.436	$4.879	$6.206	$6.098	$4.651
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	5	8	9	10	11	11	12
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.847	$13.306	$13.349	$14.662	$12.273	$11.042	$14.081	$13.870	$10.606	$—
Accumulation Unit Value at end of period	$15.644	$12.847	$13.306	$13.349	$14.662	$12.273	$11.042	$14.081	$13.870	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—

8

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060	$10.488	$7.474	$11.826
Accumulation Unit Value at end of period	$25.084	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060	$10.488	$7.474
Number of Accumulation Units outstanding at end of period (in thousands)	64	124	106	126	184	351	429	522	455	514
With Principal First Preferred
Accumulation Unit Value at beginning of period	$22.069	$18.015	$19.459	$18.195	$13.466	$11.579	$12.908	$10.387	$7.417	$11.759
Accumulation Unit Value at end of period	$24.449	$22.069	$18.015	$19.459	$18.195	$13.466	$11.579	$12.908	$10.387	$7.417
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	3	5	5	6	12	10	22	25
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.809	$17.821	$19.269	$18.035	$13.361	$11.500	$12.833	$10.337	$7.388	$11.726
Accumulation Unit Value at end of period	$24.137	$21.809	$17.821	$19.269	$18.035	$13.361	$11.500	$12.833	$10.337	$7.388
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	15	18	33	63	74	74	80	90
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$21.299	$17.438	$18.893	$17.719	$13.153	$11.344	$12.684	$10.237	$7.332	$11.659
Accumulation Unit Value at end of period	$23.525	$21.299	$17.438	$18.893	$17.719	$13.153	$11.344	$12.684	$10.237	$7.332
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	5	13	17	17	20	25
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.299	$17.438	$18.893	$17.719	$13.153	$11.344	$12.684	$10.237	$7.332	$11.659
Accumulation Unit Value at end of period	$23.525	$21.299	$17.438	$18.893	$17.719	$13.153	$11.344	$12.684	$10.237	$7.332
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	5	13	17	17	20	25
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.678	$16.972	$18.435	$17.332	$12.898	$11.151	$12.500	$10.114	$7.262	$—
Accumulation Unit Value at end of period	$22.782	$20.678	$16.972	$18.435	$17.332	$12.898	$11.151	$12.500	$10.114	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	20	23	37	39	58	79	79	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.556	$16.881	$18.344	$17.255	$12.847	$11.113	$12.464	$10.090	$7.248	$11.560
Accumulation Unit Value at end of period	$22.636	$20.556	$16.881	$18.344	$17.255	$12.847	$11.113	$12.464	$10.090	$7.248
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	4	4	4
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.344	$24.981	$27.214	$25.663	$19.155	$16.611	$18.676	$15.157	$10.915	$—
Accumulation Unit Value at end of period	$33.331	$30.344	$24.981	$27.214	$25.663	$19.155	$16.611	$18.676	$15.157	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

9

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.749	$12.560	$13.755	$12.624	$9.403	$8.273	$8.741	$7.976	$6.699	$11.546
Accumulation Unit Value at end of period	$15.322	$13.749	$12.560	$13.755	$12.624	$9.403	$8.273	$8.741	$7.976	$6.699
Number of Accumulation Units outstanding at end of period (in thousands)	270	336	424	583	860	1,340	1,738	2,023	2,261	2,421
With Principal First Preferred
Accumulation Unit Value at beginning of period	$13.427	$12.291	$13.487	$12.403	$9.256	$8.161	$8.639	$7.899	$6.648	$11.481
Accumulation Unit Value at end of period	$14.934	$13.427	$12.291	$13.487	$12.403	$9.256	$8.161	$8.639	$7.899	$6.648
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	4	4	7	7	8	9	10
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.269	$12.158	$13.355	$12.294	$9.184	$8.105	$8.589	$7.861	$6.622	$11.448
Accumulation Unit Value at end of period	$14.743	$13.269	$12.158	$13.355	$12.294	$9.184	$8.105	$8.589	$7.861	$6.622
Number of Accumulation Units outstanding at end of period (in thousands)	19	30	35	47	70	117	156	185	204	221
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$12.959	$11.897	$13.095	$12.078	$9.041	$7.995	$8.489	$7.785	$6.572	$11.383
Accumulation Unit Value at end of period	$14.369	$12.959	$11.897	$13.095	$12.078	$9.041	$7.995	$8.489	$7.785	$6.572
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	9	17	29	36	42	56
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.959	$11.897	$13.095	$12.078	$9.041	$7.995	$8.489	$7.785	$6.572	$11.383
Accumulation Unit Value at end of period	$14.369	$12.959	$11.897	$13.095	$12.078	$9.041	$7.995	$8.489	$7.785	$6.572
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	9	17	29	36	42	56
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.581	$11.579	$12.777	$11.814	$8.866	$7.860	$8.366	$7.691	$6.509	$—
Accumulation Unit Value at end of period	$13.915	$12.581	$11.579	$12.777	$11.814	$8.866	$7.860	$8.366	$7.691	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	65	75	96	126	169	217	250	276	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.507	$11.517	$12.714	$11.762	$8.831	$7.833	$8.342	$7.673	$6.496	$11.287
Accumulation Unit Value at end of period	$13.826	$12.507	$11.517	$12.714	$11.762	$8.831	$7.833	$8.342	$7.673	$6.496
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.652	$18.142	$20.078	$18.622	$14.016	$12.463	$13.306	$12.269	$10.414	$—
Accumulation Unit Value at end of period	$21.672	$19.652	$18.142	$20.078	$18.622	$14.016	$12.463	$13.306	$12.269	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

10

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363	$10.749	$8.067	$14.311
Accumulation Unit Value at end of period	$23.917	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363	$10.749	$8.067
Number of Accumulation Units outstanding at end of period (in thousands)	826	1,040	1,383	1,852	2,675	4,019	4,883	5,929	6,691	7,616
With Principal First Preferred
Accumulation Unit Value at beginning of period	$19.530	$18.467	$18.734	$17.092	$13.296	$11.661	$12.220	$10.646	$8.005	$14.230
Accumulation Unit Value at end of period	$23.311	$19.530	$18.467	$18.734	$17.092	$13.296	$11.661	$12.220	$10.646	$8.005
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	35	37	40	42	48	46	81	93
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.300	$18.268	$18.551	$16.941	$13.192	$11.582	$12.148	$10.594	$7.974	$14.189
Accumulation Unit Value at end of period	$23.013	$19.300	$18.268	$18.551	$16.941	$13.192	$11.582	$12.148	$10.594	$7.974
Number of Accumulation Units outstanding at end of period (in thousands)	73	86	105	165	199	324	383	438	502	562
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$18.848	$17.876	$18.189	$16.645	$12.986	$11.425	$12.007	$10.492	$7.913	$14.109
Accumulation Unit Value at end of period	$22.430	$18.848	$17.876	$18.189	$16.645	$12.986	$11.425	$12.007	$10.492	$7.913
Number of Accumulation Units outstanding at end of period (in thousands)	13	33	44	56	63	101	139	171	200	235
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.848	$17.876	$18.189	$16.645	$12.986	$11.425	$12.007	$10.492	$7.913	$14.109
Accumulation Unit Value at end of period	$22.430	$18.848	$17.876	$18.189	$16.645	$12.986	$11.425	$12.007	$10.492	$7.913
Number of Accumulation Units outstanding at end of period (in thousands)	13	33	44	56	63	101	139	171	200	235
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.299	$17.398	$17.747	$16.281	$12.734	$11.231	$11.833	$10.366	$7.838	$—
Accumulation Unit Value at end of period	$21.721	$18.299	$17.398	$17.747	$16.281	$12.734	$11.231	$11.833	$10.366	$—
Number of Accumulation Units outstanding at end of period (in thousands)	85	103	117	142	197	227	318	414	479	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.191	$17.304	$17.660	$16.209	$12.685	$11.192	$11.799	$10.341	$7.823	$13.989
Accumulation Unit Value at end of period	$21.582	$18.191	$17.304	$17.660	$16.209	$12.685	$11.192	$11.799	$10.341	$7.823
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	6	7	8	9	13	19	17
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.275	$22.196	$22.709	$20.895	$16.393	$14.501	$15.325	$13.465	$10.211	$—
Accumulation Unit Value at end of period	$27.546	$23.275	$22.196	$22.709	$20.895	$16.393	$14.501	$15.325	$13.465	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	2	1	1	—	—	—

11

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538	$7.357	$5.508	$9.547
Accumulation Unit Value at end of period	$17.717	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538	$7.357	$5.508
Number of Accumulation Units outstanding at end of period (in thousands)	26	30	36	112	68	86	59	27	20	20
With Principal First Preferred
Accumulation Unit Value at beginning of period	$14.316	$14.206	$14.324	$13.186	$9.716	$8.096	$8.482	$7.323	$5.494	$9.542
Accumulation Unit Value at end of period	$17.357	$14.316	$14.206	$14.324	$13.186	$9.716	$8.096	$8.482	$7.323	$5.494
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.184	$14.088	$14.220	$13.104	$9.664	$8.061	$8.454	$7.306	$5.487	$9.539
Accumulation Unit Value at end of period	$17.179	$14.184	$14.088	$14.220	$13.104	$9.664	$8.061	$8.454	$7.306	$5.487
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	10	14	13	10	—	32	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$13.923	$13.857	$14.015	$12.940	$9.563	$7.992	$8.399	$7.273	$5.473	$9.534
Accumulation Unit Value at end of period	$16.829	$13.923	$13.857	$14.015	$12.940	$9.563	$7.992	$8.399	$7.273	$5.473
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.923	$13.857	$14.015	$12.940	$9.563	$7.992	$8.399	$7.273	$5.473	$9.534
Accumulation Unit Value at end of period	$16.829	$13.923	$13.857	$14.015	$12.940	$9.563	$7.992	$8.399	$7.273	$5.473
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.604	$13.573	$13.762	$12.738	$9.437	$7.907	$8.330	$7.232	$5.455	$—
Accumulation Unit Value at end of period	$16.402	$13.604	$13.573	$13.762	$12.738	$9.437	$7.907	$8.330	$7.232	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	11	10	2	2	4	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.541	$13.517	$13.712	$12.698	$9.413	$7.890	$8.316	$7.223	$5.452	$9.526
Accumulation Unit Value at end of period	$16.318	$13.541	$13.517	$13.712	$12.698	$9.413	$7.890	$8.316	$7.223	$5.452
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.685	$25.704	$26.140	$24.269	$18.034	$15.155	$16.014	$13.944	$10.550	$—
Accumulation Unit Value at end of period	$30.877	$25.685	$25.704	$26.140	$24.269	$18.034	$15.155	$16.014	$13.944	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

12

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903	$8.761	$6.857	$12.190
Accumulation Unit Value at end of period	$18.303	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903	$8.761	$6.857
Number of Accumulation Units outstanding at end of period (in thousands)	274	331	442	587	843	1,233	1,599	1,873	2,133	2,381
With Principal First Preferred
Accumulation Unit Value at beginning of period	$16.131	$13.960	$14.850	$13.945	$11.113	$9.671	$9.788	$8.676	$6.805	$12.121
Accumulation Unit Value at end of period	$17.839	$16.131	$13.960	$14.850	$13.945	$11.113	$9.671	$9.788	$8.676	$6.805
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	4	4	5	7	10	9	10	12
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.942	$13.810	$14.705	$13.823	$11.026	$9.605	$9.731	$8.634	$6.779	$12.087
Accumulation Unit Value at end of period	$17.611	$15.942	$13.810	$14.705	$13.823	$11.026	$9.605	$9.731	$8.634	$6.779
Number of Accumulation Units outstanding at end of period (in thousands)	29	38	44	53	67	120	158	173	192	212
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$15.568	$13.514	$14.418	$13.580	$10.855	$9.475	$9.618	$8.551	$6.727	$12.019
Accumulation Unit Value at end of period	$17.165	$15.568	$13.514	$14.418	$13.580	$10.855	$9.475	$9.618	$8.551	$6.727
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	7	9	24	39	44	50	54
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.568	$13.514	$14.418	$13.580	$10.855	$9.475	$9.618	$8.551	$6.727	$12.019
Accumulation Unit Value at end of period	$17.165	$15.568	$13.514	$14.418	$13.580	$10.855	$9.475	$9.618	$8.551	$6.727
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	7	9	24	39	44	50	54
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.114	$13.152	$14.068	$13.283	$10.644	$9.314	$9.478	$8.448	$6.662	$—
Accumulation Unit Value at end of period	$16.623	$15.114	$13.152	$14.068	$13.283	$10.644	$9.314	$9.478	$8.448	$—
Number of Accumulation Units outstanding at end of period (in thousands)	73	72	72	133	165	150	176	229	262	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.025	$13.081	$13.999	$13.225	$10.602	$9.282	$9.451	$8.428	$6.650	$11.917
Accumulation Unit Value at end of period	$16.516	$15.025	$13.081	$13.999	$13.225	$10.602	$9.282	$9.451	$8.428	$6.650
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	2	4	4	4
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.692	$19.806	$21.248	$20.123	$16.173	$14.195	$14.489	$12.953	$10.246	$—
Accumulation Unit Value at end of period	$24.882	$22.692	$19.806	$21.248	$20.123	$16.173	$14.195	$14.489	$12.953	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—

13

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026	$9.050	$7.190	$13.873
Accumulation Unit Value at end of period	$24.581	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026	$9.050	$7.190
Number of Accumulation Units outstanding at end of period (in thousands)	121	93	118	158	246	418	469	532	628	707
With Principal First Preferred
Accumulation Unit Value at beginning of period	$18.102	$18.340	$17.475	$16.036	$12.011	$10.695	$10.898	$8.963	$7.135	$13.794
Accumulation Unit Value at end of period	$23.958	$18.102	$18.340	$17.475	$16.036	$12.011	$10.695	$10.898	$8.963	$7.135
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	2	5	20	20
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.889	$18.142	$17.304	$15.895	$11.917	$10.622	$10.835	$8.920	$7.108	$13.755
Accumulation Unit Value at end of period	$23.652	$17.889	$18.142	$17.304	$15.895	$11.917	$10.622	$10.835	$8.920	$7.108
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	13	17	20	40	58	59	63	69
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.471	$17.753	$16.967	$15.616	$11.732	$10.478	$10.709	$8.834	$7.053	$13.677
Accumulation Unit Value at end of period	$23.053	$17.471	$17.753	$16.967	$15.616	$11.732	$10.478	$10.709	$8.834	$7.053
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	6	8	13	14	19	18
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.471	$17.753	$16.967	$15.616	$11.732	$10.478	$10.709	$8.834	$7.053	$13.677
Accumulation Unit Value at end of period	$23.053	$17.471	$17.753	$16.967	$15.616	$11.732	$10.478	$10.709	$8.834	$7.053
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	6	8	13	14	19	18
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.961	$17.278	$16.555	$15.275	$11.504	$10.300	$10.554	$8.727	$6.986	$—
Accumulation Unit Value at end of period	$22.325	$16.961	$17.278	$16.555	$15.275	$11.504	$10.300	$10.554	$8.727	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	16	23	29	45	57	80	93	110	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.861	$17.185	$16.474	$15.207	$11.459	$10.265	$10.523	$8.706	$6.972	$13.561
Accumulation Unit Value at end of period	$22.182	$16.861	$17.185	$16.474	$15.207	$11.459	$10.265	$10.523	$8.706	$6.972
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	2	4	7	8
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.873	$24.393	$23.442	$21.694	$16.388	$14.716	$15.124	$12.545	$10.071	$—
Accumulation Unit Value at end of period	$31.328	$23.873	$24.393	$23.442	$21.694	$16.388	$14.716	$15.124	$12.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	1	1	1	—	—	—

14

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471	$11.442	$8.324	$14.012
Accumulation Unit Value at end of period	$25.174	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471	$11.442	$8.324
Number of Accumulation Units outstanding at end of period (in thousands)	187	232	315	408	629	992	1,203	1,483	1,546	1,600
With Principal First Preferred
Accumulation Unit Value at beginning of period	$20.735	$18.872	$19.543	$18.776	$14.077	$12.517	$14.303	$11.332	$8.260	$13.933
Accumulation Unit Value at end of period	$24.536	$20.735	$18.872	$19.543	$18.776	$14.077	$12.517	$14.303	$11.332	$8.260
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	7	8	9	9	14	13	23	28
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.491	$18.669	$19.352	$18.610	$13.967	$12.431	$14.220	$11.277	$8.228	$13.893
Accumulation Unit Value at end of period	$24.223	$20.491	$18.669	$19.352	$18.610	$13.967	$12.431	$14.220	$11.277	$8.228
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	30	43	54	103	117	144	144	144
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$20.012	$18.269	$18.975	$18.284	$13.750	$12.263	$14.055	$11.169	$8.165	$13.815
Accumulation Unit Value at end of period	$23.609	$20.012	$18.269	$18.975	$18.284	$13.750	$12.263	$14.055	$11.169	$8.165
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	21	30	46	67	84	88	94
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.012	$18.269	$18.975	$18.284	$13.750	$12.263	$14.055	$11.169	$8.165	$13.815
Accumulation Unit Value at end of period	$23.609	$20.012	$18.269	$18.975	$18.284	$13.750	$12.263	$14.055	$11.169	$8.165
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	21	30	46	67	84	88	94
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.428	$17.780	$18.514	$17.885	$13.483	$12.055	$13.851	$11.034	$8.087	$—
Accumulation Unit Value at end of period	$22.863	$19.428	$17.780	$18.514	$17.885	$13.483	$12.055	$13.851	$11.034	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	53	66	77	99	123	172	225	237	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.314	$17.684	$18.423	$17.806	$13.430	$12.013	$13.811	$11.008	$8.072	$13.698
Accumulation Unit Value at end of period	$22.717	$19.314	$17.684	$18.423	$17.806	$13.430	$12.013	$13.811	$11.008	$8.072
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	6	6	6	7	12	12
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.611	$22.591	$23.594	$22.861	$17.286	$15.501	$17.865	$14.275	$10.494	$—
Accumulation Unit Value at end of period	$28.875	$24.611	$22.591	$23.594	$22.861	$17.286	$15.501	$17.865	$14.275	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	2	1	1	—	—	—

15

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326	$9.113	$5.896	$12.304
Accumulation Unit Value at end of period	$20.372	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326	$9.113	$5.896
Number of Accumulation Units outstanding at end of period (in thousands)	12	22	30	38	89	105	117	137	131	127
With Principal First Preferred
Accumulation Unit Value at beginning of period	$16.984	$15.833	$16.661	$15.934	$12.468	$9.995	$11.194	$9.026	$5.851	$12.235
Accumulation Unit Value at end of period	$19.855	$16.984	$15.833	$16.661	$15.934	$12.468	$9.995	$11.194	$9.026	$5.851
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.784	$15.663	$16.498	$15.794	$12.371	$9.927	$11.129	$8.982	$5.828	$12.200
Accumulation Unit Value at end of period	$19.602	$16.784	$15.663	$16.498	$15.794	$12.371	$9.927	$11.129	$8.982	$5.828
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	9	9	18	13	11	8
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$16.392	$15.327	$16.176	$15.517	$12.178	$9.792	$11.000	$8.895	$5.783	$12.131
Accumulation Unit Value at end of period	$19.105	$16.392	$15.327	$16.176	$15.517	$12.178	$9.792	$11.000	$8.895	$5.783
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	5	5	7	10	11	6
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.392	$15.327	$16.176	$15.517	$12.178	$9.792	$11.000	$8.895	$5.783	$12.131
Accumulation Unit Value at end of period	$19.105	$16.392	$15.327	$16.176	$15.517	$12.178	$9.792	$11.000	$8.895	$5.783
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	5	5	7	10	11	6
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.913	$14.917	$15.783	$15.178	$11.942	$9.626	$10.840	$8.788	$5.728	$—
Accumulation Unit Value at end of period	$18.501	$15.913	$14.917	$15.783	$15.178	$11.942	$9.626	$10.840	$8.788	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	18	22	24	30	29	31	39	33	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.819	$14.836	$15.705	$15.111	$11.895	$9.593	$10.808	$8.767	$5.717	$12.028
Accumulation Unit Value at end of period	$18.383	$15.819	$14.836	$15.705	$15.111	$11.895	$9.593	$10.808	$8.767	$5.717
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	6	2	2	3	3	4
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.125	$27.383	$29.060	$28.030	$22.120	$17.885	$20.200	$16.426	$10.738	$—
Accumulation Unit Value at end of period	$33.760	$29.125	$27.383	$29.060	$28.030	$22.120	$17.885	$20.200	$16.426	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—

16

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192	$1.081	$0.844	$1.255
Accumulation Unit Value at end of period	$1.980	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192	$1.081	$0.844
Number of Accumulation Units outstanding at end of period (in thousands)	2,507	3,007	3,583	4,019	5,062	6,314	7,513	8,820	8,623	8,416
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.687	$1.621	$1.648	$1.529	$1.285	$1.169	$1.169	$1.062	$0.830	$1.237
Accumulation Unit Value at end of period	$1.914	$1.687	$1.621	$1.648	$1.529	$1.285	$1.169	$1.169	$1.062	$0.830
Number of Accumulation Units outstanding at end of period (in thousands)	35	107	37	39	20	21	14	53	48	47
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$7.123	$6.850	$6.973	$6.476	$5.449	$4.960	$4.965	$4.515	$3.534	$5.271
Accumulation Unit Value at end of period	$8.075	$7.123	$6.850	$6.973	$6.476	$5.449	$4.960	$4.965	$4.515	$3.534
Number of Accumulation Units outstanding at end of period (in thousands)	86	91	88	128	125	200	213	235	267	262
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.615	$1.556	$1.587	$1.477	$1.245	$1.136	$1.139	$1.038	$0.814	$1.217
Accumulation Unit Value at end of period	$1.827	$1.615	$1.556	$1.587	$1.477	$1.245	$1.136	$1.139	$1.038	$0.814
Number of Accumulation Units outstanding at end of period (in thousands)	73	81	62	127	233	394	540	676	824	705
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.615	$1.556	$1.587	$1.477	$1.245	$1.136	$1.139	$1.038	$0.814	$1.217
Accumulation Unit Value at end of period	$1.827	$1.615	$1.556	$1.587	$1.477	$1.245	$1.136	$1.139	$1.038	$0.814
Number of Accumulation Units outstanding at end of period (in thousands)	73	81	62	127	233	394	540	676	824	705
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.580	$1.526	$1.560	$1.456	$1.230	$1.125	$1.131	$1.033	$0.812	$—
Accumulation Unit Value at end of period	$1.783	$1.580	$1.526	$1.560	$1.456	$1.230	$1.125	$1.131	$1.033	$—
Number of Accumulation Units outstanding at end of period (in thousands)	455	337	336	485	491	542	429	650	551	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.571	$1.518	$1.553	$1.449	$1.226	$1.121	$1.128	$1.031	$0.811	$1.216
Accumulation Unit Value at end of period	$1.772	$1.571	$1.518	$1.553	$1.449	$1.226	$1.121	$1.128	$1.031	$0.811
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	10	11	13	27	36	30	36
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.659	$19.047	$19.534	$18.278	$15.495	$14.211	$14.334	$13.132	$10.355	$—
Accumulation Unit Value at end of period	$22.118	$19.659	$19.047	$19.534	$18.278	$15.495	$14.211	$14.334	$13.132	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	—	—	—	—	—	—	—

17

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126	$10.582	$7.385	$7.517
Accumulation Unit Value at end of period	$22.008	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126	$10.582	$7.385
Number of Accumulation Units outstanding at end of period (in thousands)	136	175	248	357	535	741	961	1,116	929	98
With Principal First Preferred
Accumulation Unit Value at beginning of period	$18.019	$17.395	$17.541	$16.652	$12.196	$10.499	$12.072	$10.555	$7.381	$7.515
Accumulation Unit Value at end of period	$21.604	$18.019	$17.395	$17.541	$16.652	$12.196	$10.499	$12.072	$10.555	$7.381
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	3	4	5	8	10	3	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.870	$17.269	$17.432	$16.565	$12.145	$10.465	$12.045	$10.542	$7.380	$7.514
Accumulation Unit Value at end of period	$21.405	$17.870	$17.269	$17.432	$16.565	$12.145	$10.465	$12.045	$10.542	$7.380
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	29	46	52	74	78	93	89	15
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.578	$17.020	$17.215	$16.392	$12.042	$10.397	$11.991	$10.516	$7.376	$7.513
Accumulation Unit Value at end of period	$21.013	$17.578	$17.020	$17.215	$16.392	$12.042	$10.397	$11.991	$10.516	$7.376
Number of Accumulation Units outstanding at end of period (in thousands)	62	74	119	121	169	206	244	268	248	83
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.578	$17.020	$17.215	$16.392	$12.042	$10.397	$11.991	$10.516	$7.376	$7.513
Accumulation Unit Value at end of period	$21.013	$17.578	$17.020	$17.215	$16.392	$12.042	$10.397	$11.991	$10.516	$7.376
Number of Accumulation Units outstanding at end of period (in thousands)	62	74	119	121	169	206	244	268	248	83
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.219	$16.714	$16.948	$16.178	$11.914	$10.313	$11.923	$10.483	$7.371	$—
Accumulation Unit Value at end of period	$20.533	$17.219	$16.714	$16.948	$16.178	$11.914	$10.313	$11.923	$10.483	$—
Number of Accumulation Units outstanding at end of period (in thousands)	183	146	222	260	158	108	134	97	117	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.148	$16.654	$16.895	$16.135	$11.889	$10.296	$11.910	$10.476	$7.370	$7.510
Accumulation Unit Value at end of period	$20.438	$17.148	$16.654	$16.895	$16.135	$11.889	$10.296	$11.910	$10.476	$7.370
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	6	5	5	12	12	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.806	$23.177	$23.572	$22.568	$16.671	$14.473	$16.784	$14.800	$10.438	$—
Accumulation Unit Value at end of period	$28.302	$23.806	$23.177	$23.572	$22.568	$16.671	$14.473	$16.784	$14.800	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

18

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163	$1.037	$0.839	$1.359
Accumulation Unit Value at end of period	$2.679	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163	$1.037	$0.839
Number of Accumulation Units outstanding at end of period (in thousands)	5,337	6,643	8,634	12,177	19,023	29,653	40,000	50,117	58,267	64,121
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.164	$2.084	$1.987	$1.743	$1.307	$1.132	$1.140	$1.018	$0.825	$1.341
Accumulation Unit Value at end of period	$2.590	$2.164	$2.084	$1.987	$1.743	$1.307	$1.132	$1.140	$1.018	$0.825
Number of Accumulation Units outstanding at end of period (in thousands)	10	55	35	54	62	131	165	167	179	180
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.332	$2.248	$2.146	$1.883	$1.414	$1.226	$1.236	$1.105	$0.897	$1.457
Accumulation Unit Value at end of period	$2.788	$2.332	$2.248	$2.146	$1.883	$1.414	$1.226	$1.236	$1.105	$0.897
Number of Accumulation Units outstanding at end of period (in thousands)	354	503	612	827	1,426	2,728	3,668	4,557	5,114	5,434
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.072	$2.001	$1.914	$1.683	$1.266	$1.100	$1.111	$0.995	$0.809	$1.318
Accumulation Unit Value at end of period	$2.472	$2.072	$2.001	$1.914	$1.683	$1.266	$1.100	$1.111	$0.995	$0.809
Number of Accumulation Units outstanding at end of period (in thousands)	26	29	26	93	145	216	204	227	235	264
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.072	$2.001	$1.914	$1.683	$1.266	$1.100	$1.111	$0.995	$0.809	$1.318
Accumulation Unit Value at end of period	$2.472	$2.072	$2.001	$1.914	$1.683	$1.266	$1.100	$1.111	$0.995	$0.809
Number of Accumulation Units outstanding at end of period (in thousands)	26	29	26	93	145	216	204	227	235	264
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.877	$1.818	$1.743	$1.537	$1.159	$1.009	$1.022	$0.918	$0.748	$—
Accumulation Unit Value at end of period	$2.234	$1.877	$1.818	$1.743	$1.537	$1.159	$1.009	$1.022	$0.918	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,185	1,626	1,953	2,664	3,802	4,939	6,184	7,764	9,023	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.198	$2.129	$2.043	$1.802	$1.359	$1.184	$1.200	$1.078	$0.879	$1.437
Accumulation Unit Value at end of period	$2.614	$2.198	$2.129	$2.043	$1.802	$1.359	$1.184	$1.200	$1.078	$0.879
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	5	29	25	6	12	18	13	11
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.525	$24.796	$23.844	$21.085	$15.949	$13.931	$14.149	$12.746	$10.422	$—
Accumulation Unit Value at end of period	$30.291	$25.525	$24.796	$23.844	$21.085	$15.949	$13.931	$14.149	$12.746	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

19

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495	$1.342	$1.095	$1.647
Accumulation Unit Value at end of period	$3.070	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495	$1.342	$1.095
Number of Accumulation Units outstanding at end of period (in thousands)	7,071	8,689	11,491	15,426	22,779	34,880	42,215	48,388	52,567	56,893
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.554	$2.265	$2.334	$2.105	$1.625	$1.458	$1.465	$1.319	$1.077	$1.624
Accumulation Unit Value at end of period	$2.968	$2.554	$2.265	$2.334	$2.105	$1.625	$1.458	$1.465	$1.319	$1.077
Number of Accumulation Units outstanding at end of period (in thousands)	22	76	91	105	135	233	308	208	264	275
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.221	$5.522	$5.697	$5.142	$3.975	$3.568	$3.591	$3.234	$2.645	$3.992
Accumulation Unit Value at end of period	$7.221	$6.221	$5.522	$5.697	$5.142	$3.975	$3.568	$3.591	$3.234	$2.645
Number of Accumulation Units outstanding at end of period (in thousands)	313	362	508	730	914	1,319	1,515	1,629	1,849	1,956
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.445	$2.175	$2.248	$2.033	$1.575	$1.416	$1.428	$1.289	$1.056	$1.598
Accumulation Unit Value at end of period	$2.833	$2.445	$2.175	$2.248	$2.033	$1.575	$1.416	$1.428	$1.289	$1.056
Number of Accumulation Units outstanding at end of period (in thousands)	342	831	1,003	1,227	1,368	1,635	1,903	2,063	2,233	2,834
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.445	$2.175	$2.248	$2.033	$1.575	$1.416	$1.428	$1.289	$1.056	$1.598
Accumulation Unit Value at end of period	$2.833	$2.445	$2.175	$2.248	$2.033	$1.575	$1.416	$1.428	$1.289	$1.056
Number of Accumulation Units outstanding at end of period (in thousands)	342	831	1,003	1,227	1,368	1,635	1,903	2,063	2,233	2,834
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.392	$2.132	$2.210	$2.004	$1.556	$1.403	$1.418	$1.283	$1.054	$—
Accumulation Unit Value at end of period	$2.764	$2.392	$2.132	$2.210	$2.004	$1.556	$1.403	$1.418	$1.283	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,440	1,322	1,538	1,932	1,962	2,592	3,764	3,214	3,670	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.378	$2.121	$2.199	$1.995	$1.550	$1.398	$1.414	$1.280	$1.052	$1.596
Accumulation Unit Value at end of period	$2.746	$2.378	$2.121	$2.199	$1.995	$1.550	$1.398	$1.414	$1.280	$1.052
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	20	25	75	99	131	99	98	81
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.897	$20.475	$21.282	$19.356	$15.073	$13.633	$13.824	$12.545	$10.338	$—
Accumulation Unit Value at end of period	$26.379	$22.897	$20.475	$21.282	$19.356	$15.073	$13.633	$13.824	$12.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

20

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.724	$2.716	$2.556	$2.433	$1.815	$1.495	$1.765	$1.571	$1.177	$2.518
Accumulation Unit Value at end of period	$3.556	$2.724	$2.716	$2.556	$2.433	$1.815	$1.495	$1.765	$1.571	$1.177
Number of Accumulation Units outstanding at end of period (in thousands)	229	291	333	392	523	809	883	868	1,010	1,182
With Principal First Preferred
Accumulation Unit Value at beginning of period	$12.959	$12.948	$12.208	$11.646	$8.704	$7.185	$8.499	$7.578	$5.691	$12.195
Accumulation Unit Value at end of period	$16.885	$12.959	$12.948	$12.208	$11.646	$8.704	$7.185	$8.499	$7.578	$5.691
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.624	$2.625	$2.477	$2.365	$1.770	$1.462	$1.731	$1.545	$1.162	$2.492
Accumulation Unit Value at end of period	$3.416	$2.624	$2.625	$2.477	$2.365	$1.770	$1.462	$1.731	$1.545	$1.162
Number of Accumulation Units outstanding at end of period (in thousands)	37	34	14	24	32	49	54	63	63	131
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$12.585	$12.612	$11.927	$11.412	$8.555	$7.083	$8.404	$7.515	$5.661	$12.167
Accumulation Unit Value at end of period	$16.348	$12.585	$12.612	$11.927	$11.412	$8.555	$7.083	$8.404	$7.515	$5.661
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	1	1	1	1	2
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.585	$12.612	$11.927	$11.412	$8.555	$7.083	$8.404	$7.515	$5.661	$12.167
Accumulation Unit Value at end of period	$16.348	$12.585	$12.612	$11.927	$11.412	$8.555	$7.083	$8.404	$7.515	$5.661
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	1	1	1	1	2
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.718	$1.726	$1.636	$1.570	$1.180	$0.979	$1.165	$1.044	$0.788	$—
Accumulation Unit Value at end of period	$2.226	$1.718	$1.726	$1.636	$1.570	$1.180	$0.979	$1.165	$1.044	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	108	441	127	135	165	197	300	380	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.222	$12.285	$11.653	$11.183	$8.408	$6.982	$8.310	$7.453	$5.631	$12.139
Accumulation Unit Value at end of period	$15.829	$12.222	$12.285	$11.653	$11.183	$8.408	$6.982	$8.310	$7.453	$5.631
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	6	6
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.409	$22.581	$21.473	$20.658	$15.572	$12.963	$15.466	$13.907	$10.534	$—
Accumulation Unit Value at end of period	$28.951	$22.409	$22.581	$21.473	$20.658	$15.572	$12.963	$15.466	$13.907	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

21

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.855	$2.917	$2.654	$2.364	$1.770	$1.419	$1.583	$1.369	$1.074	$2.009
Accumulation Unit Value at end of period	$3.664	$2.855	$2.917	$2.654	$2.364	$1.770	$1.419	$1.583	$1.369	$1.074
Number of Accumulation Units outstanding at end of period (in thousands)	1,827	2,193	3,178	3,663	4,387	6,704	8,147	10,253	11,285	12,857
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.773	$2.838	$2.588	$2.309	$1.733	$1.392	$1.556	$1.348	$1.059	$1.986
Accumulation Unit Value at end of period	$3.550	$2.773	$2.838	$2.588	$2.309	$1.733	$1.392	$1.556	$1.348	$1.059
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	16	19	1	1	6	9	32	31
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.735	$2.802	$2.557	$2.284	$1.716	$1.379	$1.543	$1.339	$1.053	$1.977
Accumulation Unit Value at end of period	$3.498	$2.735	$2.802	$2.557	$2.284	$1.716	$1.379	$1.543	$1.339	$1.053
Number of Accumulation Units outstanding at end of period (in thousands)	255	304	334	448	542	750	955	1,223	1,061	1,202
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.654	$2.725	$2.492	$2.231	$1.679	$1.352	$1.516	$1.318	$1.039	$1.953
Accumulation Unit Value at end of period	$3.389	$2.654	$2.725	$2.492	$2.231	$1.679	$1.352	$1.516	$1.318	$1.039
Number of Accumulation Units outstanding at end of period (in thousands)	246	296	244	239	370	479	757	759	958	1,354
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.654	$2.725	$2.492	$2.231	$1.679	$1.352	$1.516	$1.318	$1.039	$1.953
Accumulation Unit Value at end of period	$3.389	$2.654	$2.725	$2.492	$2.231	$1.679	$1.352	$1.516	$1.318	$1.039
Number of Accumulation Units outstanding at end of period (in thousands)	246	296	244	239	370	479	757	759	958	1,354
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.665	$2.743	$2.515	$2.256	$1.703	$1.375	$1.545	$1.346	$1.064	$—
Accumulation Unit Value at end of period	$3.394	$2.665	$2.743	$2.515	$2.256	$1.703	$1.375	$1.545	$1.346	$—
Number of Accumulation Units outstanding at end of period (in thousands)	634	608	738	492	557	648	695	966	1,275	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.577	$2.654	$2.435	$2.186	$1.650	$1.333	$1.499	$1.307	$1.033	$1.949
Accumulation Unit Value at end of period	$3.281	$2.577	$2.654	$2.435	$2.186	$1.650	$1.333	$1.499	$1.307	$1.033
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	7	57	34	35	93	94	96
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.773	$26.609	$24.466	$22.021	$16.666	$13.497	$15.216	$13.297	$10.540	$—
Accumulation Unit Value at end of period	$32.725	$25.773	$26.609	$24.466	$22.021	$16.666	$13.497	$15.216	$13.297	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	2	2	2	—	—	—

22

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.243	$1.996	$2.120	$2.101	$2.007	$1.785	$1.733	$1.517	$1.025	$1.394
Accumulation Unit Value at end of period	$2.374	$2.243	$1.996	$2.120	$2.101	$2.007	$1.785	$1.733	$1.517	$1.025
Number of Accumulation Units outstanding at end of period (in thousands)	1,319	1,675	1,847	2,669	3,695	5,925	6,492	7,712	7,218	4,932
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.172	$1.937	$2.062	$2.048	$1.960	$1.746	$1.699	$1.490	$1.009	$1.375
Accumulation Unit Value at end of period	$2.295	$2.172	$1.937	$2.062	$2.048	$1.960	$1.746	$1.699	$1.490	$1.009
Number of Accumulation Units outstanding at end of period (in thousands)	53	55	67	78	82	95	114	163	218	154
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.161	$1.928	$2.055	$2.043	$1.957	$1.746	$1.700	$1.493	$1.012	$1.380
Accumulation Unit Value at end of period	$2.280	$2.161	$1.928	$2.055	$2.043	$1.957	$1.746	$1.700	$1.493	$1.012
Number of Accumulation Units outstanding at end of period (in thousands)	176	197	257	332	436	655	711	815	705	468
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.080	$1.860	$1.986	$1.978	$1.899	$1.697	$1.656	$1.457	$0.989	$1.352
Accumulation Unit Value at end of period	$2.190	$2.080	$1.860	$1.986	$1.978	$1.899	$1.697	$1.656	$1.457	$0.989
Number of Accumulation Units outstanding at end of period (in thousands)	55	67	96	157	194	265	466	513	489	476
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.080	$1.860	$1.986	$1.978	$1.899	$1.697	$1.656	$1.457	$0.989	$1.352
Accumulation Unit Value at end of period	$2.190	$2.080	$1.860	$1.986	$1.978	$1.899	$1.697	$1.656	$1.457	$0.989
Number of Accumulation Units outstanding at end of period (in thousands)	55	67	96	157	194	265	466	513	489	476
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.035	$1.824	$1.952	$1.950	$1.876	$1.681	$1.645	$1.451	$0.987	$—
Accumulation Unit Value at end of period	$2.137	$2.035	$1.824	$1.952	$1.950	$1.876	$1.681	$1.645	$1.451	$—
Number of Accumulation Units outstanding at end of period (in thousands)	126	208	260	413	799	806	1,328	766	756	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.036	$1.827	$1.956	$1.954	$1.882	$1.687	$1.651	$1.457	$0.992	$1.360
Accumulation Unit Value at end of period	$2.138	$2.036	$1.827	$1.956	$1.954	$1.882	$1.687	$1.651	$1.457	$0.992
Number of Accumulation Units outstanding at end of period (in thousands)	22	29	30	54	59	32	86	39	47	33
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.885	$18.780	$20.162	$20.193	$19.493	$17.519	$17.191	$15.206	$10.382	$—
Accumulation Unit Value at end of period	$21.875	$20.885	$18.780	$20.162	$20.193	$19.493	$17.519	$17.191	$15.206	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—

23

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480	$1.314	$1.001	$1.762
Accumulation Unit Value at end of period	$2.058	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480	$1.314	$1.001
Number of Accumulation Units outstanding at end of period (in thousands)	3,041	3,815	4,771	6,336	9,044	13,937	17,607	19,394	14,525	16,145
With Principal First Preferred
Accumulation Unit Value at beginning of period	$11.410	$11.479	$11.478	$12.164	$10.194	$8.639	$10.230	$9.102	$6.948	$12.255
Accumulation Unit Value at end of period	$14.030	$11.410	$11.479	$11.478	$12.164	$10.194	$8.639	$10.230	$9.102	$6.948
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	8	9	10	16	22	16	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.856	$2.876	$2.878	$3.053	$2.561	$2.173	$2.576	$2.294	$1.753	$3.095
Accumulation Unit Value at end of period	$3.508	$2.856	$2.876	$2.878	$3.053	$2.561	$2.173	$2.576	$2.294	$1.753
Number of Accumulation Units outstanding at end of period (in thousands)	303	359	451	609	762	990	1,167	1,191	688	772
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$11.081	$11.181	$11.214	$11.920	$10.019	$8.517	$10.116	$9.027	$6.911	$12.228
Accumulation Unit Value at end of period	$13.584	$11.081	$11.181	$11.214	$11.920	$10.019	$8.517	$10.116	$9.027	$6.911
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	14	27	39	40	56	47	18	22
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.081	$11.181	$11.214	$11.920	$10.019	$8.517	$10.116	$9.027	$6.911	$12.228
Accumulation Unit Value at end of period	$13.584	$11.081	$11.181	$11.214	$11.920	$10.019	$8.517	$10.116	$9.027	$6.911
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	14	27	39	40	56	47	18	22
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.515	$1.533	$1.541	$1.642	$1.384	$1.179	$1.404	$1.256	$0.964	$—
Accumulation Unit Value at end of period	$1.853	$1.515	$1.533	$1.541	$1.642	$1.384	$1.179	$1.404	$1.256	$—
Number of Accumulation Units outstanding at end of period (in thousands)	822	970	1,112	1,361	1,769	2,130	3,590	3,602	2,652	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.761	$10.891	$10.956	$11.680	$9.848	$8.396	$10.002	$8.953	$6.875	$12.200
Accumulation Unit Value at end of period	$13.153	$10.761	$10.891	$10.956	$11.680	$9.848	$8.396	$10.002	$8.953	$6.875
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	14	14	22	15	9	8
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.407	$16.647	$16.787	$17.942	$15.165	$12.962	$15.480	$13.891	$10.693	$—
Accumulation Unit Value at end of period	$20.003	$16.407	$16.647	$16.787	$17.942	$15.165	$12.962	$15.480	$13.891	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—

24

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.644	$18.603	$19.144	$17.985	$13.573	$11.043	$12.278	$10.268	$—	$—
Accumulation Unit Value at end of period	$23.041	$20.644	$18.603	$19.144	$17.985	$13.573	$11.043	$12.278	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	33	48	84	63	79	72	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$20.377	$18.398	$18.972	$17.859	$13.505	$11.010	$12.265	$10.266	$—	$—
Accumulation Unit Value at end of period	$22.697	$20.377	$18.398	$18.972	$17.859	$13.505	$11.010	$12.265	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	2	4	7	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.244	$18.297	$18.886	$17.796	$13.471	$10.993	$12.259	$10.265	$—	$—
Accumulation Unit Value at end of period	$22.527	$20.244	$18.297	$18.886	$17.796	$13.471	$10.993	$12.259	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	12	14	12	10	11	18	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$19.982	$18.096	$18.716	$17.671	$13.403	$10.960	$12.246	$10.263	$—	$—
Accumulation Unit Value at end of period	$22.191	$19.982	$18.096	$18.716	$17.671	$13.403	$10.960	$12.246	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	3	4	7	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.982	$18.096	$18.716	$17.671	$13.403	$10.960	$12.246	$10.263	$—	$—
Accumulation Unit Value at end of period	$22.191	$19.982	$18.096	$18.716	$17.671	$13.403	$10.960	$12.246	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	3	4	7	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.659	$17.848	$18.506	$17.517	$13.319	$10.918	$12.230	$10.260	$—	$—
Accumulation Unit Value at end of period	$21.777	$19.659	$17.848	$18.506	$17.517	$13.319	$10.918	$12.230	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	14	9	13	30	8	24	32	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.595	$17.799	$18.464	$17.486	$13.302	$10.910	$12.227	$10.260	$—	$—
Accumulation Unit Value at end of period	$21.696	$19.595	$17.799	$18.464	$17.486	$13.302	$10.910	$12.227	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	4	6	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.278	$17.555	$18.257	$17.332	$13.219	$10.868	$12.211	$10.257	$—	$—
Accumulation Unit Value at end of period	$21.292	$19.278	$17.555	$18.257	$17.332	$13.219	$10.868	$12.211	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

25

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488	$1.108	$0.832	$1.352
Accumulation Unit Value at end of period	$3.249	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488	$1.108	$0.832
Number of Accumulation Units outstanding at end of period (in thousands)	567	756	927	1,202	1,845	2,901	3,642	4,933	5,057	5,513
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.671	$2.421	$2.480	$2.387	$1.679	$1.456	$1.463	$1.091	$0.821	$1.337
Accumulation Unit Value at end of period	$3.149	$2.671	$2.421	$2.480	$2.387	$1.679	$1.456	$1.463	$1.091	$0.821
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	16	21	22	31	78	16	43	45
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.634	$2.391	$2.451	$2.361	$1.662	$1.444	$1.452	$1.084	$0.816	$1.330
Accumulation Unit Value at end of period	$3.102	$2.634	$2.391	$2.451	$2.361	$1.662	$1.444	$1.452	$1.084	$0.816
Number of Accumulation Units outstanding at end of period (in thousands)	108	136	167	214	365	719	925	1,218	1,076	1,300
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.557	$2.325	$2.389	$2.306	$1.626	$1.415	$1.426	$1.067	$0.805	$1.315
Accumulation Unit Value at end of period	$3.005	$2.557	$2.325	$2.389	$2.306	$1.626	$1.415	$1.426	$1.067	$0.805
Number of Accumulation Units outstanding at end of period (in thousands)	35	67	71	76	88	89	133	216	214	237
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.557	$2.325	$2.389	$2.306	$1.626	$1.415	$1.426	$1.067	$0.805	$1.315
Accumulation Unit Value at end of period	$3.005	$2.557	$2.325	$2.389	$2.306	$1.626	$1.415	$1.426	$1.067	$0.805
Number of Accumulation Units outstanding at end of period (in thousands)	35	67	71	76	88	89	133	216	214	237
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.567	$2.340	$2.410	$2.333	$1.649	$1.439	$1.453	$1.090	$0.825	$—
Accumulation Unit Value at end of period	$3.010	$2.567	$2.340	$2.410	$2.333	$1.649	$1.439	$1.453	$1.090	$—
Number of Accumulation Units outstanding at end of period (in thousands)	188	180	204	258	507	393	715	770	766	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.483	$2.264	$2.333	$2.259	$1.598	$1.395	$1.410	$1.058	$0.801	$1.311
Accumulation Unit Value at end of period	$2.909	$2.483	$2.264	$2.333	$2.259	$1.598	$1.395	$1.410	$1.058	$0.801
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	10	13	17	9	19	43	39	34
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.347	$29.573	$30.550	$29.655	$21.030	$18.404	$18.643	$14.025	$10.642	$—
Accumulation Unit Value at end of period	$37.806	$32.347	$29.573	$30.550	$29.655	$21.030	$18.404	$18.643	$14.025	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—

26

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806	$1.479	$1.163	$1.991
Accumulation Unit Value at end of period	$3.290	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806	$1.479	$1.163
Number of Accumulation Units outstanding at end of period (in thousands)	581	759	956	1,477	1,969	2,960	3,383	4,009	4,443	4,631
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.564	$2.559	$2.840	$2.702	$1.906	$1.679	$1.770	$1.453	$1.145	$1.963
Accumulation Unit Value at end of period	$3.180	$2.564	$2.559	$2.840	$2.702	$1.906	$1.679	$1.770	$1.453	$1.145
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	9	10	10	2	3	11	59	67
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.591	$3.588	$3.986	$3.796	$2.681	$2.364	$2.494	$2.049	$1.616	$2.775
Accumulation Unit Value at end of period	$4.450	$3.591	$3.588	$3.986	$3.796	$2.681	$2.364	$2.494	$2.049	$1.616
Number of Accumulation Units outstanding at end of period (in thousands)	73	97	123	154	177	272	307	314	373	389
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.454	$2.457	$2.735	$2.610	$1.847	$1.632	$1.726	$1.420	$1.122	$1.931
Accumulation Unit Value at end of period	$3.035	$2.454	$2.457	$2.735	$2.610	$1.847	$1.632	$1.726	$1.420	$1.122
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	12	12	25	73	134	160	229	266
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.454	$2.457	$2.735	$2.610	$1.847	$1.632	$1.726	$1.420	$1.122	$1.931
Accumulation Unit Value at end of period	$3.035	$2.454	$2.457	$2.735	$2.610	$1.847	$1.632	$1.726	$1.420	$1.122
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	12	12	25	73	134	160	229	266
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.378	$2.387	$2.663	$2.548	$1.807	$1.601	$1.697	$1.400	$1.109	$—
Accumulation Unit Value at end of period	$2.933	$2.378	$2.387	$2.663	$2.548	$1.807	$1.601	$1.697	$1.400	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	154	185	256	231	276	432	401	449	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.913	$1.921	$2.145	$2.053	$1.457	$1.291	$1.369	$1.131	$0.896	$1.546
Accumulation Unit Value at end of period	$2.359	$1.913	$1.921	$2.145	$2.053	$1.457	$1.291	$1.369	$1.131	$0.896
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	11	—	2	41	8	8	3
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.871	$22.020	$24.647	$23.649	$16.828	$14.950	$15.894	$13.154	$10.453	$—
Accumulation Unit Value at end of period	$26.901	$21.871	$22.020	$24.647	$23.649	$16.828	$14.950	$15.894	$13.154	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

27

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.341	$13.389	$14.289	$13.805	$10.206	$8.955	$9.208	$7.440	$5.115	$9.784
Accumulation Unit Value at end of period	$17.267	$15.341	$13.389	$14.289	$13.805	$10.206	$8.955	$9.208	$7.440	$5.115
Number of Accumulation Units outstanding at end of period (in thousands)	25	29	32	44	72	117	121	154	135	29
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.059	$13.169	$14.082	$13.633	$10.099	$8.878	$9.148	$7.406	$5.102	$9.779
Accumulation Unit Value at end of period	$16.916	$15.059	$13.169	$14.082	$13.633	$10.099	$8.878	$9.148	$7.406	$5.102
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	4	7	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.920	$13.061	$13.980	$13.547	$10.046	$8.840	$9.118	$7.389	$5.095	$9.776
Accumulation Unit Value at end of period	$16.743	$14.920	$13.061	$13.980	$13.547	$10.046	$8.840	$9.118	$7.389	$5.095
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	23	22	23	29	40	35	31
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$14.646	$12.846	$13.778	$13.378	$9.940	$8.765	$9.058	$7.355	$5.082	$9.770
Accumulation Unit Value at end of period	$16.402	$14.646	$12.846	$13.778	$13.378	$9.940	$8.765	$9.058	$7.355	$5.082
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	3	4	3	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.646	$12.846	$13.778	$13.378	$9.940	$8.765	$9.058	$7.355	$5.082	$9.770
Accumulation Unit Value at end of period	$16.402	$14.646	$12.846	$13.778	$13.378	$9.940	$8.765	$9.058	$7.355	$5.082
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	3	4	3	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.310	$12.583	$13.529	$13.170	$9.810	$8.671	$8.984	$7.313	$5.066	$—
Accumulation Unit Value at end of period	$15.986	$14.310	$12.583	$13.529	$13.170	$9.810	$8.671	$8.984	$7.313	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	8	11	19	24	20	19	19	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.243	$12.531	$13.480	$13.128	$9.784	$8.653	$8.970	$7.305	$5.063	$9.762
Accumulation Unit Value at end of period	$15.904	$14.243	$12.531	$13.480	$13.128	$9.784	$8.653	$8.970	$7.305	$5.063
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.423	$25.068	$27.035	$26.396	$19.720	$17.485	$18.170	$14.835	$10.307	$—
Accumulation Unit Value at end of period	$31.658	$28.423	$25.068	$27.035	$26.396	$19.720	$17.485	$18.170	$14.835	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—

28

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021	$0.904	$0.650	$1.161
Accumulation Unit Value at end of period	$2.004	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021	$0.904	$0.650
Number of Accumulation Units outstanding at end of period (in thousands)	677	795	916	1,137	1,798	2,942	4,605	5,471	6,729	6,817
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.647	$1.562	$1.548	$1.417	$1.092	$0.972	$1.001	$0.888	$0.639	$1.145
Accumulation Unit Value at end of period	$1.938	$1.647	$1.562	$1.548	$1.417	$1.092	$0.972	$1.001	$0.888	$0.639
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	27	29	30	33	38	43	47	51
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.577	$9.092	$9.023	$8.266	$6.374	$5.682	$5.858	$5.203	$3.748	$6.721
Accumulation Unit Value at end of period	$11.256	$9.577	$9.092	$9.023	$8.266	$6.374	$5.682	$5.858	$5.203	$3.748
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	25	28	33	55	67	75	102	101
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.577	$1.500	$1.491	$1.369	$1.058	$0.945	$0.976	$0.869	$0.627	$1.127
Accumulation Unit Value at end of period	$1.849	$1.577	$1.500	$1.491	$1.369	$1.058	$0.945	$0.976	$0.869	$0.627
Number of Accumulation Units outstanding at end of period (in thousands)	378	422	296	321	1,759	1,855	2,061	2,487	2,626	2,957
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.577	$1.500	$1.491	$1.369	$1.058	$0.945	$0.976	$0.869	$0.627	$1.127
Accumulation Unit Value at end of period	$1.849	$1.577	$1.500	$1.491	$1.369	$1.058	$0.945	$0.976	$0.869	$0.627
Number of Accumulation Units outstanding at end of period (in thousands)	378	422	296	321	1,759	1,855	2,061	2,487	2,626	2,957
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.542	$1.471	$1.466	$1.349	$1.045	$0.936	$0.969	$0.865	$0.626	$—
Accumulation Unit Value at end of period	$1.804	$1.542	$1.471	$1.466	$1.349	$1.045	$0.936	$0.969	$0.865	$—
Number of Accumulation Units outstanding at end of period (in thousands)	313	314	352	514	406	494	516	722	790	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.533	$1.463	$1.459	$1.343	$1.041	$0.933	$0.966	$0.863	$0.625	$1.125
Accumulation Unit Value at end of period	$1.793	$1.533	$1.463	$1.459	$1.343	$1.041	$0.933	$0.966	$0.863	$0.625
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	2	29	6	—	8	55	44	45
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.852	$23.769	$23.768	$21.938	$17.042	$15.307	$15.900	$14.229	$10.328	$—
Accumulation Unit Value at end of period	$28.991	$24.852	$23.769	$23.768	$21.938	$17.042	$15.307	$15.900	$14.229	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

29

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610	$1.522	$1.346	$1.481
Accumulation Unit Value at end of period	$1.883	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610	$1.522	$1.346
Number of Accumulation Units outstanding at end of period (in thousands)	13,095	15,201	19,075	26,653	35,670	47,740	53,679	62,239	67,947	67,813
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.763	$1.719	$1.761	$1.694	$1.750	$1.658	$1.578	$1.495	$1.324	$1.460
Accumulation Unit Value at end of period	$1.820	$1.763	$1.719	$1.761	$1.694	$1.750	$1.658	$1.578	$1.495	$1.324
Number of Accumulation Units outstanding at end of period (in thousands)	55	68	143	166	192	245	240	379	547	588
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.838	$3.745	$3.842	$3.699	$3.824	$3.626	$3.456	$3.278	$2.906	$3.208
Accumulation Unit Value at end of period	$3.958	$3.838	$3.745	$3.842	$3.699	$3.824	$3.626	$3.456	$3.278	$2.906
Number of Accumulation Units outstanding at end of period (in thousands)	695	762	854	1,140	1,480	1,911	2,217	2,368	2,462	2,468
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.688	$1.650	$1.696	$1.637	$1.695	$1.611	$1.538	$1.462	$1.299	$1.436
Accumulation Unit Value at end of period	$1.737	$1.688	$1.650	$1.696	$1.637	$1.695	$1.611	$1.538	$1.462	$1.299
Number of Accumulation Units outstanding at end of period (in thousands)	350	511	570	740	1,101	1,540	1,702	1,854	2,102	2,393
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.688	$1.650	$1.696	$1.637	$1.695	$1.611	$1.538	$1.462	$1.299	$1.436
Accumulation Unit Value at end of period	$1.737	$1.688	$1.650	$1.696	$1.637	$1.695	$1.611	$1.538	$1.462	$1.299
Number of Accumulation Units outstanding at end of period (in thousands)	350	511	570	740	1,101	1,540	1,702	1,854	2,102	2,393
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.748	$1.714	$1.766	$1.708	$1.774	$1.690	$1.618	$1.541	$1.372	$—
Accumulation Unit Value at end of period	$1.795	$1.748	$1.714	$1.766	$1.708	$1.774	$1.690	$1.618	$1.541	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,619	2,404	2,633	3,854	4,721	7,063	7,141	6,266	6,281	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.738	$1.705	$1.757	$1.701	$1.767	$1.684	$1.613	$1.537	$1.370	$1.520
Accumulation Unit Value at end of period	$1.784	$1.738	$1.705	$1.757	$1.701	$1.767	$1.684	$1.613	$1.537	$1.370
Number of Accumulation Units outstanding at end of period (in thousands)	36	40	47	56	62	69	83	110	106	84
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.752	$12.538	$12.957	$12.572	$13.094	$12.510	$12.012	$11.478	$10.253	$—
Accumulation Unit Value at end of period	$13.053	$12.752	$12.538	$12.957	$12.572	$13.094	$12.510	$12.012	$11.478	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	1	—	—	—	—	—	—	—	—

30

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.179	$1.181	$1.182	$1.169	$1.208	$1.185	$1.148	$1.125	$1.106	$1.132
Accumulation Unit Value at end of period	$1.175	$1.179	$1.181	$1.182	$1.169	$1.208	$1.185	$1.148	$1.125	$1.106
Number of Accumulation Units outstanding at end of period (in thousands)	6,410	7,294	9,998	13,492	17,873	26,000	28,060	36,450	42,229	48,393
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.145	$1.149	$1.152	$1.142	$1.183	$1.162	$1.129	$1.108	$1.092	$1.119
Accumulation Unit Value at end of period	$1.139	$1.145	$1.149	$1.152	$1.142	$1.183	$1.162	$1.129	$1.108	$1.092
Number of Accumulation Units outstanding at end of period (in thousands)	51	52	53	76	82	157	116	533	171	217
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.130	$1.134	$1.139	$1.129	$1.171	$1.152	$1.120	$1.100	$1.085	$1.114
Accumulation Unit Value at end of period	$1.122	$1.130	$1.134	$1.139	$1.129	$1.171	$1.152	$1.120	$1.100	$1.085
Number of Accumulation Units outstanding at end of period (in thousands)	759	795	994	1,350	1,619	2,409	2,884	2,793	2,957	3,543
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.096	$1.103	$1.110	$1.103	$1.146	$1.129	$1.100	$1.083	$1.070	$1.101
Accumulation Unit Value at end of period	$1.087	$1.096	$1.103	$1.110	$1.103	$1.146	$1.129	$1.100	$1.083	$1.070
Number of Accumulation Units outstanding at end of period (in thousands)	136	153	201	204	580	878	881	1,505	1,301	1,483
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.096	$1.103	$1.110	$1.103	$1.146	$1.129	$1.100	$1.083	$1.070	$1.101
Accumulation Unit Value at end of period	$1.087	$1.096	$1.103	$1.110	$1.103	$1.146	$1.129	$1.100	$1.083	$1.070
Number of Accumulation Units outstanding at end of period (in thousands)	136	153	201	204	580	878	881	1,505	1,301	1,483
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.072	$1.082	$1.091	$1.087	$1.132	$1.119	$1.092	$1.078	$1.068	$—
Accumulation Unit Value at end of period	$1.061	$1.072	$1.082	$1.091	$1.087	$1.132	$1.119	$1.092	$1.078	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,956	3,919	3,741	2,690	3,058	6,771	4,451	4,517	4,261	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.065	$1.074	$1.084	$1.081	$1.126	$1.113	$1.088	$1.074	$1.065	$1.098
Accumulation Unit Value at end of period	$1.053	$1.065	$1.074	$1.084	$1.081	$1.126	$1.113	$1.088	$1.074	$1.065
Number of Accumulation Units outstanding at end of period (in thousands)	29	34	34	108	82	359	156	227	107	183
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.825	$9.940	$10.055	$10.048	$10.499	$10.402	$10.190	$10.086	$10.024	$—
Accumulation Unit Value at end of period	$9.689	$9.825	$9.940	$10.055	$10.048	$10.499	$10.402	$10.190	$10.086	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—

31

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150	$1.169	$1.188	$1.183
Accumulation Unit Value at end of period	$1.048	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150	$1.169	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	2,767	3,937	5,257	8,210	13,964	18,422	19,088	20,184	34,628	55,276
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.021	$1.030	$1.048	$1.067	$1.087	$1.107	$1.128	$1.149	$1.169	$1.166
Accumulation Unit Value at end of period	$1.013	$1.021	$1.030	$1.048	$1.067	$1.087	$1.107	$1.128	$1.149	$1.169
Number of Accumulation Units outstanding at end of period (in thousands)	9	57	86	99	134	135	146	99	80	188
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.713	$1.730	$1.762	$1.795	$1.830	$1.867	$1.903	$1.941	$1.978	$1.975
Accumulation Unit Value at end of period	$1.697	$1.713	$1.730	$1.762	$1.795	$1.830	$1.867	$1.903	$1.941	$1.978
Number of Accumulation Units outstanding at end of period (in thousands)	181	287	359	448	583	1,129	838	924	1,738	2,951
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$0.978	$0.989	$1.010	$1.031	$1.053	$1.076	$1.099	$1.123	$1.147	$1.147
Accumulation Unit Value at end of period	$0.967	$0.978	$0.989	$1.010	$1.031	$1.053	$1.076	$1.099	$1.123	$1.147
Number of Accumulation Units outstanding at end of period (in thousands)	191	203	436	526	938	1,741	2,072	1,289	1,567	2,504
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.978	$0.989	$1.010	$1.031	$1.053	$1.076	$1.099	$1.123	$1.147	$1.147
Accumulation Unit Value at end of period	$0.967	$0.978	$0.989	$1.010	$1.031	$1.053	$1.076	$1.099	$1.123	$1.147
Number of Accumulation Units outstanding at end of period (in thousands)	191	203	436	526	938	1,741	2,072	1,289	1,567	2,504
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$1.038	$—
Accumulation Unit Value at end of period	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$—
Number of Accumulation Units outstanding at end of period (in thousands)	446	931	929	1,302	1,511	1,993	3,666	9,056	11,144	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.862	$0.875	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$1.035	$1.039
Accumulation Unit Value at end of period	$0.849	$0.862	$0.875	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$1.035
Number of Accumulation Units outstanding at end of period (in thousands)	—	82	87	280	393	371	341	201	216	318
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—
Accumulation Unit Value at end of period	$8.005	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

32

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.151	$1.924	$2.018	$1.842	$1.419	$1.234	$1.279	$1.134	$0.927	$1.429
Accumulation Unit Value at end of period	$2.443	$2.151	$1.924	$2.018	$1.842	$1.419	$1.234	$1.279	$1.134	$0.927
Number of Accumulation Units outstanding at end of period (in thousands)	2,073	2,544	3,402	4,619	6,363	10,097	12,580	15,165	9,582	11,010
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.085	$1.868	$1.964	$1.796	$1.387	$1.207	$1.255	$1.115	$0.913	$1.410
Accumulation Unit Value at end of period	$2.363	$2.085	$1.868	$1.964	$1.796	$1.387	$1.207	$1.255	$1.115	$0.913
Number of Accumulation Units outstanding at end of period (in thousands)	35	37	37	46	63	67	164	134	62	81
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.062	$1.849	$1.945	$1.781	$1.377	$1.200	$1.248	$1.110	$0.910	$1.406
Accumulation Unit Value at end of period	$2.334	$2.062	$1.849	$1.945	$1.781	$1.377	$1.200	$1.248	$1.110	$0.910
Number of Accumulation Units outstanding at end of period (in thousands)	302	382	407	565	779	1,362	1,782	2,023	1,500	1,684
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.996	$1.794	$1.891	$1.735	$1.344	$1.173	$1.223	$1.090	$0.895	$1.386
Accumulation Unit Value at end of period	$2.255	$1.996	$1.794	$1.891	$1.735	$1.344	$1.173	$1.223	$1.090	$0.895
Number of Accumulation Units outstanding at end of period (in thousands)	94	154	232	265	446	502	684	763	391	456
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.996	$1.794	$1.891	$1.735	$1.344	$1.173	$1.223	$1.090	$0.895	$1.386
Accumulation Unit Value at end of period	$2.255	$1.996	$1.794	$1.891	$1.735	$1.344	$1.173	$1.223	$1.090	$0.895
Number of Accumulation Units outstanding at end of period (in thousands)	94	154	232	265	446	502	684	763	391	456
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.952	$1.759	$1.859	$1.710	$1.327	$1.162	$1.214	$1.085	$0.893	$—
Accumulation Unit Value at end of period	$2.201	$1.952	$1.759	$1.859	$1.710	$1.327	$1.162	$1.214	$1.085	$—
Number of Accumulation Units outstanding at end of period (in thousands)	277	387	454	904	889	822	937	1,435	894	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.943	$1.752	$1.852	$1.704	$1.324	$1.160	$1.212	$1.083	$0.893	$1.387
Accumulation Unit Value at end of period	$2.189	$1.943	$1.752	$1.852	$1.704	$1.324	$1.160	$1.212	$1.083	$0.893
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	23	24	39	30	38	105	34	34
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.991	$19.871	$21.064	$19.432	$15.131	$13.288	$13.924	$12.475	$10.305	$—
Accumulation Unit Value at end of period	$24.710	$21.991	$19.871	$21.064	$19.432	$15.131	$13.288	$13.924	$12.475	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—

33

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.870	$1.704	$1.714	$1.584	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$2.234	$1.870	$1.704	$1.714	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	399	492	517	1,020	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.811	$1.654	$1.667	$1.541	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$2.160	$1.811	$1.654	$1.667	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	8	10	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.119	$7.419	$7.486	$6.922	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.670	$8.119	$7.419	$7.486	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	13	14	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.734	$1.588	$1.605	$1.485	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$2.061	$1.734	$1.588	$1.605	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	30	36	23	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.734	$1.588	$1.605	$1.485	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$2.061	$1.734	$1.588	$1.605	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	30	36	23	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.696	$1.557	$1.578	$1.461	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$2.011	$1.696	$1.557	$1.578	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	107	86	115	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.686	$1.549	$1.570	$1.454	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.998	$1.686	$1.549	$1.570	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.552	$21.683	$22.043	$20.414	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.841	$23.552	$21.683	$22.043	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—

34

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000	$10.817	$7.902	$13.714
Accumulation Unit Value at end of period	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000	$10.817	$7.902
Number of Accumulation Units outstanding at end of period (in thousands)	29	41	53	66	92	149	163	209	218	227
With Principal First Preferred
Accumulation Unit Value at beginning of period	$20.787	$18.378	$20.654	$19.218	$14.617	$12.718	$12.849	$10.713	$7.842	$13.637
Accumulation Unit Value at end of period	$22.381	$20.787	$18.378	$20.654	$19.218	$14.617	$12.718	$12.849	$10.713	$7.842
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.542	$18.180	$20.452	$19.049	$14.503	$12.631	$12.774	$10.661	$7.812	$13.598
Accumulation Unit Value at end of period	$22.096	$20.542	$18.180	$20.452	$19.049	$14.503	$12.631	$12.774	$10.661	$7.812
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	6	7	9	12	16	17	11	16
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$20.062	$17.790	$20.054	$18.715	$14.277	$12.460	$12.626	$10.558	$7.752	$13.521
Accumulation Unit Value at end of period	$21.536	$20.062	$17.790	$20.054	$18.715	$14.277	$12.460	$12.626	$10.558	$7.752
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	4	6	9	14	21
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.062	$17.790	$20.054	$18.715	$14.277	$12.460	$12.626	$10.558	$7.752	$13.521
Accumulation Unit Value at end of period	$21.536	$20.062	$17.790	$20.054	$18.715	$14.277	$12.460	$12.626	$10.558	$7.752
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	4	6	9	14	21
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.477	$17.314	$19.566	$18.307	$14.000	$12.248	$12.443	$10.431	$7.678	$—
Accumulation Unit Value at end of period	$20.856	$19.477	$17.314	$19.566	$18.307	$14.000	$12.248	$12.443	$10.431	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	12	16	49	24	21	31	31	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.362	$17.221	$19.471	$18.226	$13.945	$12.207	$12.407	$10.406	$7.663	$13.406
Accumulation Unit Value at end of period	$20.722	$19.362	$17.221	$19.471	$18.226	$13.945	$12.207	$12.407	$10.406	$7.663
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	2	5	5	5
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.141	$23.309	$26.420	$24.793	$19.017	$16.688	$17.004	$14.298	$10.555	$—
Accumulation Unit Value at end of period	$27.909	$26.141	$23.309	$26.420	$24.793	$19.017	$16.688	$17.004	$14.298	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—

35

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728	$12.942	$10.246	$16.226
Accumulation Unit Value at end of period	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728	$12.942	$10.246
Number of Accumulation Units outstanding at end of period (in thousands)	116	148	199	255	383	624	862	1,043	1,202	1,339
With Principal First Preferred
Accumulation Unit Value at beginning of period	$24.544	$21.371	$23.208	$21.669	$16.272	$13.938	$14.504	$12.770	$10.131	$16.075
Accumulation Unit Value at end of period	$28.328	$24.544	$21.371	$23.208	$21.669	$16.272	$13.938	$14.504	$12.770	$10.131
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	6	6	6	6	6	6	9	10
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.210	$21.102	$22.939	$21.439	$16.115	$13.818	$14.393	$12.686	$10.074	$16.000
Accumulation Unit Value at end of period	$27.916	$24.210	$21.102	$22.939	$21.439	$16.115	$13.818	$14.393	$12.686	$10.074
Number of Accumulation Units outstanding at end of period (in thousands)	13	16	22	27	41	64	80	90	109	115
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$23.558	$20.574	$22.410	$20.987	$15.807	$13.580	$14.174	$12.517	$9.960	$15.852
Accumulation Unit Value at end of period	$27.109	$23.558	$20.574	$22.410	$20.987	$15.807	$13.580	$14.174	$12.517	$9.960
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	4	7	8	13	15	17
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.558	$20.574	$22.410	$20.987	$15.807	$13.580	$14.174	$12.517	$9.960	$15.852
Accumulation Unit Value at end of period	$27.109	$23.558	$20.574	$22.410	$20.987	$15.807	$13.580	$14.174	$12.517	$9.960
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	4	7	8	13	15	17
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.789	$19.953	$21.787	$20.455	$15.445	$13.302	$13.919	$12.323	$9.830	$—
Accumulation Unit Value at end of period	$26.159	$22.789	$19.953	$21.787	$20.455	$15.445	$13.302	$13.919	$12.323	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	34	38	46	63	82	106	125	149	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.611	$19.807	$21.639	$20.326	$15.355	$13.231	$13.852	$12.269	$9.792	$15.631
Accumulation Unit Value at end of period	$25.942	$22.611	$19.807	$21.639	$20.326	$15.355	$13.231	$13.852	$12.269	$9.792
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.763	$20.869	$22.856	$21.522	$16.299	$14.080	$14.777	$13.122	$10.499	$—
Accumulation Unit Value at end of period	$27.196	$23.763	$20.869	$22.856	$21.522	$16.299	$14.080	$14.777	$13.122	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

36

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	104	317	328	378	329	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$9.371	$9.536	$9.714	$9.894	$9.977	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.251	$9.371	$9.536	$9.714	$9.894	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.337	$9.512	$9.698	$9.888	$9.976	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.208	$9.337	$9.512	$9.698	$9.888	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	16	62	34	38	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$9.270	$9.463	$9.667	$9.876	$9.974	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.124	$9.270	$9.463	$9.667	$9.876	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	109	15	9	28	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.270	$9.463	$9.667	$9.876	$9.974	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.124	$9.270	$9.463	$9.667	$9.876	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	109	15	9	28	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.187	$9.402	$9.629	$9.862	$9.971	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.020	$9.187	$9.402	$9.629	$9.862	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	150	121	67	78	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.171	$9.389	$9.621	$9.859	$9.970	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.999	$9.171	$9.389	$9.621	$9.859	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.089	$9.329	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.897	$9.089	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

37

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347	$13.906	$11.391	$17.084
Accumulation Unit Value at end of period	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347	$13.906	$11.391
Number of Accumulation Units outstanding at end of period (in thousands)	69	82	100	130	198	286	353	463	504	537
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.561	$21.802	$22.971	$21.279	$16.204	$14.435	$15.045	$13.661	$11.212	$16.849
Accumulation Unit Value at end of period	$28.615	$25.561	$21.802	$22.971	$21.279	$16.204	$14.435	$15.045	$13.661	$11.212
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	4	4	3	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.186	$21.504	$22.679	$21.029	$16.030	$14.295	$14.913	$13.554	$11.136	$16.751
Accumulation Unit Value at end of period	$28.167	$25.186	$21.504	$22.679	$21.029	$16.030	$14.295	$14.913	$13.554	$11.136
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	14	19	23	32	36	35	43	51
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.470	$20.934	$22.122	$20.555	$15.699	$14.028	$14.664	$13.355	$10.994	$16.571
Accumulation Unit Value at end of period	$27.312	$24.470	$20.934	$22.122	$20.555	$15.699	$14.028	$14.664	$13.355	$10.994
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	5	5	6	6	7	8	9	10
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.470	$20.934	$22.122	$20.555	$15.699	$14.028	$14.664	$13.355	$10.994	$16.571
Accumulation Unit Value at end of period	$27.312	$24.470	$20.934	$22.122	$20.555	$15.699	$14.028	$14.664	$13.355	$10.994
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	5	5	6	6	7	8	9	10
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.672	$20.302	$21.508	$20.034	$15.340	$13.741	$14.400	$13.147	$10.850	$—
Accumulation Unit Value at end of period	$26.354	$23.672	$20.302	$21.508	$20.034	$15.340	$13.741	$14.400	$13.147	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	8	8	9	21	25	31	37	48	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.487	$20.154	$21.361	$19.907	$15.250	$13.668	$14.331	$13.090	$10.809	$16.340
Accumulation Unit Value at end of period	$26.136	$23.487	$20.154	$21.361	$19.907	$15.250	$13.668	$14.331	$13.090	$10.809
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.050	$18.968	$20.155	$18.830	$14.461	$12.993	$13.657	$12.506	$10.353	$—
Accumulation Unit Value at end of period	$24.476	$22.050	$18.968	$20.155	$18.830	$14.461	$12.993	$13.657	$12.506	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

38

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221	$11.967	$9.058	$11.167
Accumulation Unit Value at end of period	$18.834	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221	$11.967	$9.058
Number of Accumulation Units outstanding at end of period (in thousands)	206	260	316	487	686	1,096	1,033	1,010	1,065	865
With Principal First Preferred
Accumulation Unit Value at beginning of period	$17.122	$15.554	$16.091	$15.708	$14.793	$13.390	$13.068	$11.852	$8.989	$11.104
Accumulation Unit Value at end of period	$18.356	$17.122	$15.554	$16.091	$15.708	$14.793	$13.390	$13.068	$11.852	$8.989
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	6	7	5	8	11	12	26	44
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.920	$15.386	$15.933	$15.570	$14.677	$13.299	$12.992	$11.795	$8.955	$11.073
Accumulation Unit Value at end of period	$18.122	$16.920	$15.386	$15.933	$15.570	$14.677	$13.299	$12.992	$11.795	$8.955
Number of Accumulation Units outstanding at end of period (in thousands)	44	44	46	50	65	90	90	75	64	85
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$16.524	$15.057	$15.623	$15.297	$14.449	$13.119	$12.841	$11.681	$8.886	$11.010
Accumulation Unit Value at end of period	$17.663	$16.524	$15.057	$15.623	$15.297	$14.449	$13.119	$12.841	$11.681	$8.886
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	24	36	51	54	91	77	68	91
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.524	$15.057	$15.623	$15.297	$14.449	$13.119	$12.841	$11.681	$8.886	$11.010
Accumulation Unit Value at end of period	$17.663	$16.524	$15.057	$15.623	$15.297	$14.449	$13.119	$12.841	$11.681	$8.886
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	24	36	51	54	91	77	68	91
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.043	$14.654	$15.243	$14.963	$14.169	$12.896	$12.655	$11.541	$8.801	$—
Accumulation Unit Value at end of period	$17.105	$16.043	$14.654	$15.243	$14.963	$14.169	$12.896	$12.655	$11.541	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	55	62	58	64	97	85	73	81	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.948	$14.575	$15.169	$14.897	$14.113	$12.852	$12.618	$11.513	$8.784	$10.917
Accumulation Unit Value at end of period	$16.996	$15.948	$14.575	$15.169	$14.897	$14.113	$12.852	$12.618	$11.513	$8.784
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	14	13	14	4	4	4
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.687	$17.121	$17.863	$17.587	$16.703	$15.249	$15.009	$13.729	$10.501	$—
Accumulation Unit Value at end of period	$19.865	$18.687	$17.121	$17.863	$17.587	$16.703	$15.249	$15.009	$13.729	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

39

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611	$10.285	$8.473	$11.670
Accumulation Unit Value at end of period	$22.317	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611	$10.285	$8.473
Number of Accumulation Units outstanding at end of period (in thousands)	52	63	74	91	120	150	189	185	216	224
With Principal First Preferred
Accumulation Unit Value at beginning of period	$18.601	$16.462	$17.135	$15.649	$12.461	$11.287	$11.476	$10.186	$8.408	$11.604
Accumulation Unit Value at end of period	$21.752	$18.601	$16.462	$17.135	$15.649	$12.461	$11.287	$11.476	$10.186	$8.408
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.382	$16.284	$16.967	$15.511	$12.363	$11.210	$11.409	$10.137	$8.376	$11.571
Accumulation Unit Value at end of period	$21.474	$18.382	$16.284	$16.967	$15.511	$12.363	$11.210	$11.409	$10.137	$8.376
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	16	24	31	36	37	59	50	55
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.952	$15.935	$16.636	$15.239	$12.171	$11.058	$11.277	$10.039	$8.311	$11.506
Accumulation Unit Value at end of period	$20.930	$17.952	$15.935	$16.636	$15.239	$12.171	$11.058	$11.277	$10.039	$8.311
Number of Accumulation Units outstanding at end of period (in thousands)	33	33	33	33	35	36	36	37	37	37
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.952	$15.935	$16.636	$15.239	$12.171	$11.058	$11.277	$10.039	$8.311	$11.506
Accumulation Unit Value at end of period	$20.930	$17.952	$15.935	$16.636	$15.239	$12.171	$11.058	$11.277	$10.039	$8.311
Number of Accumulation Units outstanding at end of period (in thousands)	33	33	33	33	35	36	36	37	37	37
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.428	$15.509	$16.232	$14.906	$11.935	$10.871	$11.113	$9.918	$8.232	$—
Accumulation Unit Value at end of period	$20.269	$17.428	$15.509	$16.232	$14.906	$11.935	$10.871	$11.113	$9.918	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	8	10	10	9	18	21	21	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.325	$15.426	$16.153	$14.840	$11.888	$10.834	$11.081	$9.894	$8.216	$11.408
Accumulation Unit Value at end of period	$20.140	$17.325	$15.426	$16.153	$14.840	$11.888	$10.834	$11.081	$9.894	$8.216
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.517	$19.206	$20.162	$18.570	$14.913	$13.624	$13.970	$12.505	$10.410	$—
Accumulation Unit Value at end of period	$24.950	$21.517	$19.206	$20.162	$18.570	$14.913	$13.624	$13.970	$12.505	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

40

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.113	$16.377	$16.802	$15.651	$12.253	$10.823	$11.980	$10.672	$8.645	$12.790
Accumulation Unit Value at end of period	$20.817	$18.113	$16.377	$16.802	$15.651	$12.253	$10.823	$11.980	$10.672	$8.645
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	54	68	107	174	210	229	219	210
With Principal First Preferred
Accumulation Unit Value at beginning of period	$17.695	$16.031	$16.480	$15.382	$12.066	$10.680	$11.845	$10.573	$8.582	$12.722
Accumulation Unit Value at end of period	$20.296	$17.695	$16.031	$16.480	$15.382	$12.066	$10.680	$11.845	$10.573	$8.582
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	3	4	4	8	8	5	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.490	$15.861	$16.321	$15.249	$11.974	$10.609	$11.778	$10.524	$8.550	$12.688
Accumulation Unit Value at end of period	$20.041	$17.490	$15.861	$16.321	$15.249	$11.974	$10.609	$11.778	$10.524	$8.550
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	8	10	23	36	43	43	32
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.087	$15.527	$16.009	$14.987	$11.792	$10.469	$11.645	$10.426	$8.488	$12.621
Accumulation Unit Value at end of period	$19.539	$17.087	$15.527	$16.009	$14.987	$11.792	$10.469	$11.645	$10.426	$8.488
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	2	3	3	3	4
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.087	$15.527	$16.009	$14.987	$11.792	$10.469	$11.645	$10.426	$8.488	$12.621
Accumulation Unit Value at end of period	$19.539	$17.087	$15.527	$16.009	$14.987	$11.792	$10.469	$11.645	$10.426	$8.488
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	2	3	3	3	4
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.596	$15.118	$15.627	$14.666	$11.568	$10.296	$11.481	$10.305	$8.411	$—
Accumulation Unit Value at end of period	$18.930	$16.596	$15.118	$15.627	$14.666	$11.568	$10.296	$11.481	$10.305	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	7	9	11	14	14	27	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.499	$15.038	$15.552	$14.602	$11.524	$10.261	$11.449	$10.281	$8.395	$12.520
Accumulation Unit Value at end of period	$18.811	$16.499	$15.038	$15.552	$14.602	$11.524	$10.261	$11.449	$10.281	$8.395
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.497	$17.815	$18.470	$17.386	$13.755	$12.278	$13.734	$12.364	$10.121	$—
Accumulation Unit Value at end of period	$22.174	$19.497	$17.815	$18.470	$17.386	$13.755	$12.278	$13.734	$12.364	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

41

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692	$10.840	$8.748	$12.469
Accumulation Unit Value at end of period	$21.855	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692	$10.840	$8.748
Number of Accumulation Units outstanding at end of period (in thousands)	99	117	146	179	249	359	418	394	400	410
With Principal First Preferred
Accumulation Unit Value at beginning of period	$19.275	$16.964	$17.897	$17.016	$12.768	$11.762	$12.545	$10.736	$8.681	$12.398
Accumulation Unit Value at end of period	$21.302	$19.275	$16.964	$17.897	$17.016	$12.768	$11.762	$12.545	$10.736	$8.681
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	3	19	14	10	10
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.048	$16.781	$17.722	$16.867	$12.668	$11.682	$12.472	$10.684	$8.648	$12.363
Accumulation Unit Value at end of period	$21.030	$19.048	$16.781	$17.722	$16.867	$12.668	$11.682	$12.472	$10.684	$8.648
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	13	17	24	24	41	61	56	60
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$18.603	$16.422	$17.377	$16.571	$12.471	$11.523	$12.327	$10.581	$8.582	$12.293
Accumulation Unit Value at end of period	$20.497	$18.603	$16.422	$17.377	$16.571	$12.471	$11.523	$12.327	$10.581	$8.582
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	6	7	8	15	14	19
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.603	$16.422	$17.377	$16.571	$12.471	$11.523	$12.327	$10.581	$8.582	$12.293
Accumulation Unit Value at end of period	$20.497	$18.603	$16.422	$17.377	$16.571	$12.471	$11.523	$12.327	$10.581	$8.582
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	6	7	8	15	14	19
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.060	$15.983	$16.955	$16.209	$12.229	$11.328	$12.148	$10.454	$8.500	$—
Accumulation Unit Value at end of period	$19.850	$18.060	$15.983	$16.955	$16.209	$12.229	$11.328	$12.148	$10.454	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	15	18	33	40	53	54	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.954	$15.896	$16.872	$16.138	$12.181	$11.289	$12.113	$10.429	$8.484	$12.189
Accumulation Unit Value at end of period	$19.722	$17.954	$15.896	$16.872	$16.138	$12.181	$11.289	$12.113	$10.429	$8.484
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.557	$19.134	$20.359	$19.522	$14.773	$13.725	$14.763	$12.743	$10.392	$—
Accumulation Unit Value at end of period	$23.622	$21.557	$19.134	$20.359	$19.522	$14.773	$13.725	$14.763	$12.743	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

42

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107	$8.751	$7.482	$11.965
Accumulation Unit Value at end of period	$17.887	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107	$8.751	$7.482
Number of Accumulation Units outstanding at end of period (in thousands)	403	511	714	976	1,350	1,918	2,346	2,773	3,175	3,583
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.663	$13.624	$14.288	$13.520	$10.134	$9.210	$9.989	$8.667	$7.425	$11.897
Accumulation Unit Value at end of period	$17.434	$15.663	$13.624	$14.288	$13.520	$10.134	$9.210	$9.989	$8.667	$7.425
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	4	4	4	15	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.479	$13.477	$14.148	$13.401	$10.055	$9.147	$9.931	$8.625	$7.397	$11.863
Accumulation Unit Value at end of period	$17.211	$15.479	$13.477	$14.148	$13.401	$10.055	$9.147	$9.931	$8.625	$7.397
Number of Accumulation Units outstanding at end of period (in thousands)	36	40	49	66	98	150	188	221	235	269
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$15.117	$13.188	$13.872	$13.166	$9.898	$9.023	$9.816	$8.542	$7.340	$11.796
Accumulation Unit Value at end of period	$16.775	$15.117	$13.188	$13.872	$13.166	$9.898	$9.023	$9.816	$8.542	$7.340
Number of Accumulation Units outstanding at end of period (in thousands)	3	9	11	17	19	36	38	49	55	71
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.117	$13.188	$13.872	$13.166	$9.898	$9.023	$9.816	$8.542	$7.340	$11.796
Accumulation Unit Value at end of period	$16.775	$15.117	$13.188	$13.872	$13.166	$9.898	$9.023	$9.816	$8.542	$7.340
Number of Accumulation Units outstanding at end of period (in thousands)	3	9	11	17	19	36	38	49	55	71
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.676	$12.836	$13.535	$12.878	$9.706	$8.870	$9.673	$8.439	$7.270	$—
Accumulation Unit Value at end of period	$16.245	$14.676	$12.836	$13.535	$12.878	$9.706	$8.870	$9.673	$8.439	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	42	48	52	63	80	111	149	195	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.589	$12.766	$13.469	$12.822	$9.668	$8.840	$9.645	$8.419	$7.256	$11.696
Accumulation Unit Value at end of period	$16.141	$14.589	$12.766	$13.469	$12.822	$9.668	$8.840	$9.645	$8.419	$7.256
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.377	$17.875	$18.906	$18.043	$13.639	$12.501	$13.675	$11.966	$10.339	$—
Accumulation Unit Value at end of period	$22.488	$20.377	$17.875	$18.906	$18.043	$13.639	$12.501	$13.675	$11.966	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

43

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Morgan Stanley VIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709	$15.990	$9.556	$22.458
Accumulation Unit Value at end of period	$19.824	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709	$15.990	$9.556
Number of Accumulation Units outstanding at end of period (in thousands)	60	74	92	133	205	330	399	522	490	403
With Principal First Preferred
Accumulation Unit Value at beginning of period	$8.861	$8.466	$9.659	$10.308	$10.618	$9.025	$11.244	$9.630	$5.766	$13.579
Accumulation Unit Value at end of period	$11.749	$8.861	$8.466	$9.659	$10.308	$10.618	$9.025	$11.244	$9.630	$5.766
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	5	7	11	4	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.401	$13.773	$15.728	$16.803	$17.325	$14.741	$18.384	$15.760	$9.446	$22.268
Accumulation Unit Value at end of period	$19.075	$14.401	$13.773	$15.728	$16.803	$17.325	$14.741	$18.384	$15.760	$9.446
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	17	26	33	42	60	69	76	77
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$8.606	$8.247	$9.436	$10.102	$10.436	$8.897	$11.118	$9.551	$5.736	$13.548
Accumulation Unit Value at end of period	$11.376	$8.606	$8.247	$9.436	$10.102	$10.436	$8.897	$11.118	$9.551	$5.736
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	11	12	12	13	15	17	19	8
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.606	$8.247	$9.436	$10.102	$10.436	$8.897	$11.118	$9.551	$5.736	$13.548
Accumulation Unit Value at end of period	$11.376	$8.606	$8.247	$9.436	$10.102	$10.436	$8.897	$11.118	$9.551	$5.736
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	11	12	12	13	15	17	19	8
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.654	$13.117	$15.047	$16.148	$16.725	$14.294	$17.908	$15.421	$9.284	$—
Accumulation Unit Value at end of period	$18.005	$13.654	$13.117	$15.047	$16.148	$16.725	$14.294	$17.908	$15.421	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	18	23	23	37	36	55	90	134	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.357	$8.033	$9.219	$9.899	$10.257	$8.771	$10.994	$9.472	$5.706	$13.518
Accumulation Unit Value at end of period	$11.015	$8.357	$8.033	$9.219	$9.899	$10.257	$8.771	$10.994	$9.472	$5.706
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	4	4	4	6	10	9
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.326	$14.768	$16.992	$18.290	$18.999	$16.288	$20.466	$17.677	$10.675	$—
Accumulation Unit Value at end of period	$20.149	$15.326	$14.768	$16.992	$18.290	$18.999	$16.288	$20.466	$17.677	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	1	—	—	—	—	—	—

44

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Morgan Stanley VIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997	$12.295	$7.943	$15.183
Accumulation Unit Value at end of period	$23.870	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997	$12.295	$7.943
Number of Accumulation Units outstanding at end of period (in thousands)	33	38	48	81	113	171	280	310	306	307
With Principal First Preferred
Accumulation Unit Value at beginning of period	$17.099	$19.108	$20.705	$20.710	$15.345	$14.408	$15.811	$12.177	$7.882	$15.098
Accumulation Unit Value at end of period	$23.265	$17.099	$19.108	$20.705	$20.710	$15.345	$14.408	$15.811	$12.177	$7.882
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	3	5	2	8	7
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.898	$18.902	$20.502	$20.528	$15.225	$14.310	$15.719	$12.118	$7.852	$15.055
Accumulation Unit Value at end of period	$22.968	$16.898	$18.902	$20.502	$20.528	$15.225	$14.310	$15.719	$12.118	$7.852
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	8	12	26	37	34	38	35
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$16.502	$18.497	$20.103	$20.168	$14.988	$14.115	$15.537	$12.001	$7.792	$14.970
Accumulation Unit Value at end of period	$22.386	$16.502	$18.497	$20.103	$20.168	$14.988	$14.115	$15.537	$12.001	$7.792
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	7	11	22	14	10
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.502	$18.497	$20.103	$20.168	$14.988	$14.115	$15.537	$12.001	$7.792	$14.970
Accumulation Unit Value at end of period	$22.386	$16.502	$18.497	$20.103	$20.168	$14.988	$14.115	$15.537	$12.001	$7.792
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	7	11	22	14	10
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.021	$18.003	$19.615	$19.728	$14.697	$13.876	$15.312	$11.857	$7.717	$—
Accumulation Unit Value at end of period	$21.679	$16.021	$18.003	$19.615	$19.728	$14.697	$13.876	$15.312	$11.857	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	7	13	11	26	41	58	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.927	$17.905	$19.518	$19.641	$14.640	$13.829	$15.267	$11.829	$7.703	$14.843
Accumulation Unit Value at end of period	$21.540	$15.927	$17.905	$19.518	$19.641	$14.640	$13.829	$15.267	$11.829	$7.703
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	2	2	4	4	3
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.831	$23.477	$25.657	$25.882	$19.340	$18.314	$20.270	$15.744	$10.278	$—
Accumulation Unit Value at end of period	$28.103	$20.831	$23.477	$25.657	$25.882	$19.340	$18.314	$20.270	$15.744	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—

45

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159	$9.463	$6.674	$12.486
Accumulation Unit Value at end of period	$19.296	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159	$9.463	$6.674
Number of Accumulation Units outstanding at end of period (in thousands)	170	213	280	402	603	1,006	1,243	1,484	1,660	1,892
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.144	$15.811	$15.596	$13.800	$10.861	$9.722	$10.041	$9.372	$6.623	$12.415
Accumulation Unit Value at end of period	$18.806	$15.144	$15.811	$15.596	$13.800	$10.861	$9.722	$10.041	$9.372	$6.623
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	2	3	7	20	24
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.966	$15.640	$15.444	$13.679	$10.776	$9.655	$9.983	$9.326	$6.597	$12.380
Accumulation Unit Value at end of period	$18.567	$14.966	$15.640	$15.444	$13.679	$10.776	$9.655	$9.983	$9.326	$6.597
Number of Accumulation Units outstanding at end of period (in thousands)	15	23	28	37	47	86	109	141	167	185
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$14.615	$15.305	$15.143	$13.439	$10.609	$9.524	$9.867	$9.237	$6.547	$12.310
Accumulation Unit Value at end of period	$18.096	$14.615	$15.305	$15.143	$13.439	$10.609	$9.524	$9.867	$9.237	$6.547
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	9	16	26	38	47	55
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.615	$15.305	$15.143	$13.439	$10.609	$9.524	$9.867	$9.237	$6.547	$12.310
Accumulation Unit Value at end of period	$18.096	$14.615	$15.305	$15.143	$13.439	$10.609	$9.524	$9.867	$9.237	$6.547
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	9	16	26	38	47	55
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.189	$14.896	$14.775	$13.145	$10.403	$9.363	$9.724	$9.126	$6.484	$—
Accumulation Unit Value at end of period	$17.524	$14.189	$14.896	$14.775	$13.145	$10.403	$9.363	$9.724	$9.126	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	50	59	72	93	114	153	190	210	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.105	$14.815	$14.703	$13.087	$10.362	$9.331	$9.695	$9.104	$6.472	$12.206
Accumulation Unit Value at end of period	$17.412	$14.105	$14.815	$14.703	$13.087	$10.362	$9.331	$9.695	$9.104	$6.472
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	4	4
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.923	$23.084	$22.966	$20.494	$16.267	$14.684	$15.297	$14.399	$10.262	$—
Accumulation Unit Value at end of period	$26.995	$21.923	$23.084	$22.966	$20.494	$16.267	$14.684	$15.297	$14.399	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—

46

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460	$7.563	$5.814	$11.637
Accumulation Unit Value at end of period	$19.704	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460	$7.563	$5.814
Number of Accumulation Units outstanding at end of period (in thousands)	31	39	42	50	68	104	148	114	112	108
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.230	$15.198	$14.558	$14.053	$10.555	$9.256	$9.351	$7.490	$5.769	$11.571
Accumulation Unit Value at end of period	$19.205	$15.230	$15.198	$14.558	$14.053	$10.555	$9.256	$9.351	$7.490	$5.769
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.051	$15.034	$14.415	$13.930	$10.473	$9.193	$9.296	$7.454	$5.747	$11.539
Accumulation Unit Value at end of period	$18.960	$15.051	$15.034	$14.415	$13.930	$10.473	$9.193	$9.296	$7.454	$5.747
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	2	—	4	7	9	6	5	13
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$14.699	$14.712	$14.135	$13.686	$10.310	$9.068	$9.188	$7.383	$5.703	$11.473
Accumulation Unit Value at end of period	$18.480	$14.699	$14.712	$14.135	$13.686	$10.310	$9.068	$9.188	$7.383	$5.703
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	4	4	4	4	4	5	5	5
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.699	$14.712	$14.135	$13.686	$10.310	$9.068	$9.188	$7.383	$5.703	$11.473
Accumulation Unit Value at end of period	$18.480	$14.699	$14.712	$14.135	$13.686	$10.310	$9.068	$9.188	$7.383	$5.703
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	4	4	4	4	4	5	5	5
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.270	$14.319	$13.791	$13.387	$10.110	$8.914	$9.055	$7.294	$5.649	$—
Accumulation Unit Value at end of period	$17.896	$14.270	$14.319	$13.791	$13.387	$10.110	$8.914	$9.055	$7.294	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	7	8	9	15	12	18	13	11	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.186	$14.242	$13.724	$13.328	$10.070	$8.884	$9.029	$7.276	$5.638	$11.376
Accumulation Unit Value at end of period	$17.781	$14.186	$14.242	$13.724	$13.328	$10.070	$8.884	$9.029	$7.276	$5.638
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.528	$25.693	$24.821	$24.165	$18.304	$16.188	$16.493	$13.325	$10.350	$—
Accumulation Unit Value at end of period	$31.919	$25.528	$25.693	$24.821	$24.165	$18.304	$16.188	$16.493	$13.325	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

47

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618	$11.087	$8.088	$13.781
Accumulation Unit Value at end of period	$22.746	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618	$11.087	$8.088
Number of Accumulation Units outstanding at end of period (in thousands)	433	562	762	1,053	1,466	2,135	2,677	3,183	3,528	3,972
With Principal First Preferred
Accumulation Unit Value at beginning of period	$12.514	$12.768	$12.546	$12.523	$10.045	$8.460	$9.421	$8.295	$6.063	$10.352
Accumulation Unit Value at end of period	$16.747	$12.514	$12.768	$12.546	$12.523	$10.045	$8.460	$9.421	$8.295	$6.063
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.371	$16.720	$16.446	$16.432	$13.194	$11.123	$12.399	$10.928	$7.996	$13.664
Accumulation Unit Value at end of period	$21.887	$16.371	$16.720	$16.446	$16.432	$13.194	$11.123	$12.399	$10.928	$7.996
Number of Accumulation Units outstanding at end of period (in thousands)	42	50	55	80	96	148	185	214	211	230
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$12.153	$12.437	$12.257	$12.271	$9.873	$8.340	$9.316	$8.226	$6.031	$10.328
Accumulation Unit Value at end of period	$16.215	$12.153	$12.437	$12.257	$12.271	$9.873	$8.340	$9.316	$8.226	$6.031
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	4	7	12	20	22	29	33	35
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.153	$12.437	$12.257	$12.271	$9.873	$8.340	$9.316	$8.226	$6.031	$10.328
Accumulation Unit Value at end of period	$16.215	$12.153	$12.437	$12.257	$12.271	$9.873	$8.340	$9.316	$8.226	$6.031
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	4	7	12	20	22	29	33	35
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.522	$15.924	$15.733	$15.791	$12.736	$10.786	$12.078	$10.692	$7.859	$—
Accumulation Unit Value at end of period	$20.658	$15.522	$15.924	$15.733	$15.791	$12.736	$10.786	$12.078	$10.692	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	53	55	57	81	99	151	213	243	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.803	$12.115	$11.975	$12.025	$9.704	$8.222	$9.211	$8.159	$6.000	$10.305
Accumulation Unit Value at end of period	$15.700	$11.803	$12.115	$11.975	$12.025	$9.704	$8.222	$9.211	$8.159	$6.000
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	4	3	3	6	6	5
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.526	$21.122	$20.931	$21.071	$17.046	$14.479	$16.262	$14.440	$10.645	$—
Accumulation Unit Value at end of period	$27.237	$20.526	$21.122	$20.931	$21.071	$17.046	$14.479	$16.262	$14.440	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—

48

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420	$9.146	$7.264	$12.033
Accumulation Unit Value at end of period	$20.960	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420	$9.146	$7.264
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	33	39	71	163	181	221	248	310
With Principal First Preferred
Accumulation Unit Value at beginning of period	$17.842	$16.330	$16.134	$14.887	$11.537	$10.079	$10.299	$9.058	$7.209	$11.965
Accumulation Unit Value at end of period	$20.429	$17.842	$16.330	$16.134	$14.887	$11.537	$10.079	$10.299	$9.058	$7.209
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	2	1	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.632	$16.154	$15.976	$14.756	$11.447	$10.010	$10.239	$9.014	$7.181	$11.931
Accumulation Unit Value at end of period	$20.168	$17.632	$16.154	$15.976	$14.756	$11.447	$10.010	$10.239	$9.014	$7.181
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	12	13	14	26	26	27	33	30
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.219	$15.808	$15.665	$14.497	$11.269	$9.874	$10.120	$8.927	$7.126	$11.864
Accumulation Unit Value at end of period	$19.657	$17.219	$15.808	$15.665	$14.497	$11.269	$9.874	$10.120	$8.927	$7.126
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	4	5	8	13	12	14	14
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.219	$15.808	$15.665	$14.497	$11.269	$9.874	$10.120	$8.927	$7.126	$11.864
Accumulation Unit Value at end of period	$19.657	$17.219	$15.808	$15.665	$14.497	$11.269	$9.874	$10.120	$8.927	$7.126
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	4	5	8	13	12	14	14
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.717	$15.385	$15.284	$14.180	$11.050	$9.707	$9.974	$8.820	$7.058	$—
Accumulation Unit Value at end of period	$19.036	$16.717	$15.385	$15.284	$14.180	$11.050	$9.707	$9.974	$8.820	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	17	18	21	25	24	42	46	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.619	$15.302	$15.209	$14.118	$11.007	$9.673	$9.945	$8.799	$7.045	$11.763
Accumulation Unit Value at end of period	$18.914	$16.619	$15.302	$15.209	$14.118	$11.007	$9.673	$9.945	$8.799	$7.045
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	3	3	3
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.049	$22.199	$22.120	$20.584	$16.089	$14.175	$14.609	$12.958	$10.401	$—
Accumulation Unit Value at end of period	$27.303	$24.049	$22.199	$22.120	$20.584	$16.089	$14.175	$14.609	$12.958	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—

49

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839	$9.781	$7.264	$11.912
Accumulation Unit Value at end of period	$23.945	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839	$9.781	$7.264
Number of Accumulation Units outstanding at end of period (in thousands)	191	253	334	470	673	1,186	1,562	1,860	2,220	2,477
With Principal First Preferred
Accumulation Unit Value at beginning of period	$20.870	$18.067	$19.599	$17.881	$12.953	$11.213	$11.701	$9.686	$7.208	$11.844
Accumulation Unit Value at end of period	$23.338	$20.870	$18.067	$19.599	$17.881	$12.953	$11.213	$11.701	$9.686	$7.208
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	4	5	5	6	8
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.625	$17.872	$19.407	$17.724	$12.851	$11.137	$11.633	$9.640	$7.181	$11.811
Accumulation Unit Value at end of period	$23.040	$20.625	$17.872	$19.407	$17.724	$12.851	$11.137	$11.633	$9.640	$7.181
Number of Accumulation Units outstanding at end of period (in thousands)	13	22	27	35	51	94	132	159	182	198
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$20.142	$17.489	$19.029	$17.413	$12.652	$10.985	$11.498	$9.547	$7.126	$11.744
Accumulation Unit Value at end of period	$22.456	$20.142	$17.489	$19.029	$17.413	$12.652	$10.985	$11.498	$9.547	$7.126
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	4	5	17	30	36	42	45
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.142	$17.489	$19.029	$17.413	$12.652	$10.985	$11.498	$9.547	$7.126	$11.744
Accumulation Unit Value at end of period	$22.456	$20.142	$17.489	$19.029	$17.413	$12.652	$10.985	$11.498	$9.547	$7.126
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	4	5	17	30	36	42	45
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.555	$17.022	$18.567	$17.033	$12.406	$10.799	$11.331	$9.432	$7.058	$—
Accumulation Unit Value at end of period	$21.747	$19.555	$17.022	$18.567	$17.033	$12.406	$10.799	$11.331	$9.432	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	53	61	81	100	143	192	243	278	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.440	$16.930	$18.476	$16.958	$12.358	$10.762	$11.298	$9.409	$7.044	$11.644
Accumulation Unit Value at end of period	$21.608	$19.440	$16.930	$18.476	$16.958	$12.358	$10.762	$11.298	$9.409	$7.044
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.200	$25.494	$27.891	$25.663	$18.748	$16.369	$17.227	$14.383	$10.794	$—
Accumulation Unit Value at end of period	$32.376	$29.200	$25.494	$27.891	$25.663	$18.748	$16.369	$17.227	$14.383	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

50

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719	$14.282
Accumulation Unit Value at end of period	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461	$14.853	$9.719
Number of Accumulation Units outstanding at end of period (in thousands)	106	132	164	227	309	453	574	582	592	463
With Principal First Preferred
Accumulation Unit Value at beginning of period	$17.372	$16.786	$17.509	$17.775	$16.794	$15.340	$16.138	$14.590	$9.567	$14.086
Accumulation Unit Value at end of period	$18.268	$17.372	$16.786	$17.509	$17.775	$16.794	$15.340	$16.138	$14.590	$9.567
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	3	11	17	16	16
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.718	$21.007	$21.934	$22.288	$21.080	$19.274	$20.296	$18.368	$12.056	$17.769
Accumulation Unit Value at end of period	$22.815	$21.718	$21.007	$21.934	$22.288	$21.080	$19.274	$20.296	$18.368	$12.056
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	16	20	23	33	43	66	71	62
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350	$13.809
Accumulation Unit Value at end of period	$17.380	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	9	13	14	19	26	28	23	29
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350	$13.809
Accumulation Unit Value at end of period	$17.380	$16.576	$16.066	$16.809	$17.114	$16.219	$14.859	$15.679	$14.218	$9.350
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	9	13	14	19	26	28	23	29
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.366	$15.902	$16.679	$17.025	$16.174	$14.855	$15.714	$14.285	$9.418	$—
Accumulation Unit Value at end of period	$17.116	$16.366	$15.902	$16.679	$17.025	$16.174	$14.855	$15.714	$14.285	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	12	15	28	31	36	48	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.260	$15.807	$16.587	$16.940	$16.102	$14.796	$15.659	$14.242	$9.395	$13.916
Accumulation Unit Value at end of period	$16.997	$16.260	$15.807	$16.587	$16.940	$16.102	$14.796	$15.659	$14.242	$9.395
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	8	8	17
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.701	$17.250	$18.147	$18.579	$17.704	$16.309	$17.304	$15.778	$10.433	$—
Accumulation Unit Value at end of period	$18.456	$17.701	$17.250	$18.147	$18.579	$17.704	$16.309	$17.304	$15.778	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

51

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493	$13.085	$10.438	$—
Accumulation Unit Value at end of period	$30.654	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493	$13.085	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	27	33	46	91	132	163	106	108	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.817	$23.142	$24.314	$21.984	$16.912	$14.440	$14.433	$13.056	$10.435	$—
Accumulation Unit Value at end of period	$30.102	$25.817	$23.142	$24.314	$21.984	$16.912	$14.440	$14.433	$13.056	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	5	3	3	4	4	—	2	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.609	$22.978	$24.166	$21.873	$16.843	$14.396	$14.403	$13.042	$10.434	$—
Accumulation Unit Value at end of period	$29.829	$25.609	$22.978	$24.166	$21.873	$16.843	$14.396	$14.403	$13.042	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	4	8	10	17	17	16	21	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.198	$22.654	$23.873	$21.651	$16.706	$14.307	$14.342	$13.013	$10.432	$—
Accumulation Unit Value at end of period	$29.292	$25.198	$22.654	$23.873	$21.651	$16.706	$14.307	$14.342	$13.013	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	3	3	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.198	$22.654	$23.873	$21.651	$16.706	$14.307	$14.342	$13.013	$10.432	$—
Accumulation Unit Value at end of period	$29.292	$25.198	$22.654	$23.873	$21.651	$16.706	$14.307	$14.342	$13.013	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	3	3	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.693	$22.256	$23.512	$21.377	$16.536	$14.197	$14.267	$12.978	$10.430	$—
Accumulation Unit Value at end of period	$28.633	$24.693	$22.256	$23.512	$21.377	$16.536	$14.197	$14.267	$12.978	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	10	13	15	20	21	24	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.593	$22.177	$23.441	$21.322	$16.502	$14.175	$14.253	$12.971	$10.429	$—
Accumulation Unit Value at end of period	$28.503	$24.593	$22.177	$23.441	$21.322	$16.502	$14.175	$14.253	$12.971	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.100	$21.787	$23.086	$21.053	$16.334	$14.065	$14.178	$12.935	$10.427	$—
Accumulation Unit Value at end of period	$27.862	$24.100	$21.787	$23.086	$21.053	$16.334	$14.065	$14.178	$12.935	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

52

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242	$14.136
Accumulation Unit Value at end of period	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103	$10.185	$8.242
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	40	45	52	59	70	63	80	103
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.724	$14.830	$15.280	$14.063	$12.131	$10.981	$10.885	$10.005	$8.113	$13.941
Accumulation Unit Value at end of period	$17.765	$15.724	$14.830	$15.280	$14.063	$12.131	$10.981	$10.885	$10.005	$8.113
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.563	$13.749	$14.180	$13.064	$11.280	$10.221	$10.142	$9.331	$7.574	$13.029
Accumulation Unit Value at end of period	$16.437	$14.563	$13.749	$14.180	$13.064	$11.280	$10.221	$10.142	$9.331	$7.574
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	4	13	16	11	14	13	14	11
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929	$13.667
Accumulation Unit Value at end of period	$16.901	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	2	3	5	5
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929	$13.667
Accumulation Unit Value at end of period	$16.901	$15.005	$14.194	$14.668	$13.541	$11.715	$10.637	$10.575	$9.749	$7.929
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	2	3	5	5
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.211	$12.528	$12.979	$12.012	$10.419	$9.483	$9.452	$8.735	$7.122	$—
Accumulation Unit Value at end of period	$14.843	$13.211	$12.528	$12.979	$12.012	$10.419	$9.483	$9.452	$8.735	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	15	15	20	28	22	48	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.125	$12.453	$12.908	$11.952	$10.372	$9.445	$9.419	$8.709	$7.105	$12.283
Accumulation Unit Value at end of period	$14.740	$13.125	$12.453	$12.908	$11.952	$10.372	$9.445	$9.419	$8.709	$7.105
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	16
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.718	$17.804	$18.500	$17.173	$14.939	$13.639	$13.634	$12.639	$10.336	$—
Accumulation Unit Value at end of period	$20.968	$18.718	$17.804	$18.500	$17.173	$14.939	$13.639	$13.634	$12.639	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

53

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383	$11.256
Accumulation Unit Value at end of period	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076	$9.818	$7.383
Number of Accumulation Units outstanding at end of period (in thousands)	70	79	84	109	133	223	268	223	205	211
With Principal First Preferred
Accumulation Unit Value at beginning of period	$13.900	$13.269	$13.494	$12.562	$10.709	$9.552	$9.772	$8.679	$6.539	$9.990
Accumulation Unit Value at end of period	$15.738	$13.900	$13.269	$13.494	$12.562	$10.709	$9.552	$9.772	$8.679	$6.539
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$49.964	$47.743	$48.599	$45.288	$38.647	$34.508	$35.335	$31.416	$23.693	$36.234
Accumulation Unit Value at end of period	$56.514	$49.964	$47.743	$48.599	$45.288	$38.647	$34.508	$35.335	$31.416	$23.693
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	2	1	3	2	2	2
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$13.499	$12.925	$13.183	$12.310	$10.525	$9.417	$9.662	$8.608	$6.505	$9.968
Accumulation Unit Value at end of period	$15.238	$13.499	$12.925	$13.183	$12.310	$10.525	$9.417	$9.662	$8.608	$6.505
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.499	$12.925	$13.183	$12.310	$10.525	$9.417	$9.662	$8.608	$6.505	$9.968
Accumulation Unit Value at end of period	$15.238	$13.499	$12.925	$13.183	$12.310	$10.525	$9.417	$9.662	$8.608	$6.505
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.879	$14.282	$14.604	$13.670	$11.718	$10.510	$10.811	$9.655	$7.314	$—
Accumulation Unit Value at end of period	$16.755	$14.879	$14.282	$14.604	$13.670	$11.718	$10.510	$10.811	$9.655	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	14	22	22	25	30	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.110	$12.590	$12.880	$12.063	$10.345	$9.283	$9.554	$8.537	$6.470	$9.945
Accumulation Unit Value at end of period	$14.755	$13.110	$12.590	$12.880	$12.063	$10.345	$9.283	$9.554	$8.537	$6.470
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.741	$19.968	$20.480	$19.228	$16.532	$14.872	$15.344	$13.744	$10.444	$—
Accumulation Unit Value at end of period	$23.285	$20.741	$19.968	$20.480	$19.228	$16.532	$14.872	$15.344	$13.744	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

54

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.473	$10.143	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.486	$10.473	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$10.461	$10.141	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.443	$10.461	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.455	$10.139	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.422	$10.455	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$10.443	$10.137	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.380	$10.443	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.443	$10.137	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.380	$10.443	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.428	$10.134	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.327	$10.428	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.425	$10.133	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.316	$10.425	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.410	$10.130	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.264	$10.410	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

55

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132	$11.122
Accumulation Unit Value at end of period	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135	$7.517	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	382	481	595	775	1,052	1,697	2,112	2,193	2,465	2,812
With Principal First Preferred
Accumulation Unit Value at beginning of period	$7.929	$8.280	$8.423	$9.204	$7.321	$6.117	$7.502	$6.945	$5.677	$10.318
Accumulation Unit Value at end of period	$9.853	$7.929	$8.280	$8.423	$9.204	$7.321	$6.117	$7.502	$6.945	$5.677
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.129	$19.997	$20.362	$22.273	$17.733	$14.832	$18.208	$16.874	$13.806	$25.117
Accumulation Unit Value at end of period	$23.746	$19.129	$19.997	$20.362	$22.273	$17.733	$14.832	$18.208	$16.874	$13.806
Number of Accumulation Units outstanding at end of period (in thousands)	12	18	19	23	33	67	83	86	94	105
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$7.700	$8.065	$8.229	$9.019	$7.195	$6.030	$7.418	$6.888	$5.647	$10.294
Accumulation Unit Value at end of period	$9.540	$7.700	$8.065	$8.229	$9.019	$7.195	$6.030	$7.418	$6.888	$5.647
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	5	11	12	15	17
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.700	$8.065	$8.229	$9.019	$7.195	$6.030	$7.418	$6.888	$5.647	$10.294
Accumulation Unit Value at end of period	$9.540	$7.700	$8.065	$8.229	$9.019	$7.195	$6.030	$7.418	$6.888	$5.647
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	5	11	12	15	17
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.718	$10.205	$10.438	$11.469	$9.173	$7.706	$9.503	$8.847	$7.271	$—
Accumulation Unit Value at end of period	$12.010	$9.718	$10.205	$10.438	$11.469	$9.173	$7.706	$9.503	$8.847	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	83	96	118	136	195	238	254	283	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.478	$7.856	$8.040	$8.838	$7.072	$5.945	$7.334	$6.831	$5.617	$10.271
Accumulation Unit Value at end of period	$9.236	$7.478	$7.856	$8.040	$8.838	$7.072	$5.945	$7.334	$6.831	$5.617
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	4	4	4	4	4
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.941	$14.683	$15.063	$16.601	$13.317	$11.222	$13.880	$12.960	$10.683	$—
Accumulation Unit Value at end of period	$17.176	$13.941	$14.683	$15.063	$16.601	$13.317	$11.222	$13.880	$12.960	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—

56

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768	$6.423	$5.175	$9.747
Accumulation Unit Value at end of period	$8.648	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768	$6.423	$5.175
Number of Accumulation Units outstanding at end of period (in thousands)	21	27	29	33	36	19	18	15	15	14
With Principal First Preferred
Accumulation Unit Value at beginning of period	$6.921	$6.973	$7.248	$8.157	$6.799	$5.691	$6.724	$6.394	$5.162	$9.741
Accumulation Unit Value at end of period	$8.472	$6.921	$6.973	$7.248	$8.157	$6.799	$5.691	$6.724	$6.394	$5.162
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.857	$6.915	$7.195	$8.106	$6.763	$5.667	$6.702	$6.380	$5.155	$9.739
Accumulation Unit Value at end of period	$8.385	$6.857	$6.915	$7.195	$8.106	$6.763	$5.667	$6.702	$6.380	$5.155
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	9	7	2	2	1	1	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$6.730	$6.802	$7.091	$8.005	$6.692	$5.618	$6.658	$6.351	$5.142	$9.733
Accumulation Unit Value at end of period	$8.214	$6.730	$6.802	$7.091	$8.005	$6.692	$5.618	$6.658	$6.351	$5.142
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.730	$6.802	$7.091	$8.005	$6.692	$5.618	$6.658	$6.351	$5.142	$9.733
Accumulation Unit Value at end of period	$8.214	$6.730	$6.802	$7.091	$8.005	$6.692	$5.618	$6.658	$6.351	$5.142
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$6.576	$6.662	$6.963	$7.880	$6.605	$5.559	$6.604	$6.314	$5.125	$—
Accumulation Unit Value at end of period	$8.006	$6.576	$6.662	$6.963	$7.880	$6.605	$5.559	$6.604	$6.314	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	8	8	6	5	5	6	6	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.546	$6.635	$6.938	$7.856	$6.587	$5.547	$6.593	$6.307	$5.122	$9.725
Accumulation Unit Value at end of period	$7.965	$6.546	$6.635	$6.938	$7.856	$6.587	$5.547	$6.593	$6.307	$5.122
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.454	$13.672	$14.333	$16.269	$13.676	$11.545	$13.757	$13.193	$10.741	$—
Accumulation Unit Value at end of period	$16.330	$13.454	$13.672	$14.333	$16.269	$13.676	$11.545	$13.757	$13.193	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

57

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208	$7.077
Accumulation Unit Value at end of period	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068	$5.415	$4.208
Number of Accumulation Units outstanding at end of period (in thousands)	193	241	316	452	660	1,019	1,249	1,424	1,606	1,877
With Principal First Preferred
Accumulation Unit Value at beginning of period	$10.498	$9.544	$9.938	$8.887	$6.700	$5.842	$5.948	$5.319	$4.142	$6.979
Accumulation Unit Value at end of period	$12.661	$10.498	$9.544	$9.938	$8.887	$6.700	$5.842	$5.948	$5.319	$4.142
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	2	2	5	8
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.846	$13.510	$14.083	$12.606	$9.513	$8.303	$8.463	$7.575	$5.904	$9.960
Accumulation Unit Value at end of period	$17.887	$14.846	$13.510	$14.083	$12.606	$9.513	$8.303	$8.463	$7.575	$5.904
Number of Accumulation Units outstanding at end of period (in thousands)	11	22	24	36	45	61	67	83	100	116
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048	$6.842
Accumulation Unit Value at end of period	$12.045	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	5	9	15	90	112	125	134
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048	$6.842
Accumulation Unit Value at end of period	$12.045	$10.017	$9.134	$9.540	$8.557	$6.470	$5.659	$5.779	$5.183	$4.048
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	5	9	15	90	112	125	134
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.456	$9.558	$10.008	$8.999	$6.822	$5.981	$6.124	$5.506	$4.311	$—
Accumulation Unit Value at end of period	$12.541	$10.456	$9.558	$10.008	$8.999	$6.822	$5.981	$6.124	$5.506	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	31	40	48	55	77	103	108	119	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.388	$9.501	$9.953	$8.954	$6.791	$5.957	$6.102	$5.489	$4.300	$7.290
Accumulation Unit Value at end of period	$12.454	$10.388	$9.501	$9.953	$8.954	$6.791	$5.957	$6.102	$5.489	$4.300
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.104	$22.100	$23.211	$20.933	$15.916	$13.996	$14.373	$12.962	$10.179	$—
Accumulation Unit Value at end of period	$28.825	$24.104	$22.100	$23.211	$20.933	$15.916	$13.996	$14.373	$12.962	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

58

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376	$10.727	$—	$—
Accumulation Unit Value at end of period	$26.279	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	15	15	25	26	31	45	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$20.413	$19.292	$19.709	$17.691	$13.208	$11.523	$12.367	$10.725	$—	$—
Accumulation Unit Value at end of period	$25.896	$20.413	$19.292	$19.709	$17.691	$13.208	$11.523	$12.367	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.284	$19.189	$19.624	$17.632	$13.177	$11.508	$12.363	$10.725	$—	$—
Accumulation Unit Value at end of period	$25.706	$20.284	$19.189	$19.624	$17.632	$13.177	$11.508	$12.363	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	4	2	3	8	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$20.029	$18.985	$19.454	$17.514	$13.116	$11.477	$12.355	$10.723	$—	$—
Accumulation Unit Value at end of period	$25.331	$20.029	$18.985	$19.454	$17.514	$13.116	$11.477	$12.355	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	4	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.029	$18.985	$19.454	$17.514	$13.116	$11.477	$12.355	$10.723	$—	$—
Accumulation Unit Value at end of period	$25.331	$20.029	$18.985	$19.454	$17.514	$13.116	$11.477	$12.355	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	4	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.713	$18.733	$19.244	$17.369	$13.039	$11.438	$12.344	$10.721	$—	$—
Accumulation Unit Value at end of period	$24.870	$19.713	$18.733	$19.244	$17.369	$13.039	$11.438	$12.344	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	8	6	12	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.651	$18.683	$19.202	$17.340	$13.024	$11.431	$12.342	$10.721	$—	$—
Accumulation Unit Value at end of period	$24.779	$19.651	$18.683	$19.202	$17.340	$13.024	$11.431	$12.342	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.342	$18.435	$18.995	$17.195	$12.947	$11.392	$12.331	$10.719	$—	$—
Accumulation Unit Value at end of period	$24.328	$19.342	$18.435	$18.995	$17.195	$12.947	$11.392	$12.331	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

59

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572	$21.078
Accumulation Unit Value at end of period	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156	$16.265	$12.572
Number of Accumulation Units outstanding at end of period (in thousands)	86	105	135	180	269	439	561	653	756	832
With Principal First Preferred
Accumulation Unit Value at beginning of period	$34.897	$27.883	$29.661	$29.212	$21.315	$18.481	$19.760	$15.977	$12.374	$20.788
Accumulation Unit Value at end of period	$36.955	$34.897	$27.883	$29.661	$29.212	$21.315	$18.481	$19.760	$15.977	$12.374
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$36.736	$29.382	$31.287	$30.844	$22.528	$19.552	$20.927	$16.937	$13.131	$22.081
Accumulation Unit Value at end of period	$38.863	$36.736	$29.382	$31.287	$30.844	$22.528	$19.552	$20.927	$16.937	$13.131
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	8	14	21	34	44	52	63	73
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094	$20.379
Accumulation Unit Value at end of period	$35.157	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	4	6	4	4	5
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094	$20.379
Accumulation Unit Value at end of period	$35.157	$33.300	$26.686	$28.474	$28.127	$20.584	$17.901	$19.198	$15.569	$12.094
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	4	6	4	4	5
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.803	$24.748	$26.471	$26.214	$19.233	$16.767	$18.027	$14.656	$11.414	$—
Accumulation Unit Value at end of period	$32.441	$30.803	$24.748	$26.471	$26.214	$19.233	$16.767	$18.027	$14.656	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	28	34	41	56	75	101	118	136	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.604	$24.600	$26.326	$26.083	$19.146	$16.701	$17.964	$14.613	$11.385	$19.242
Accumulation Unit Value at end of period	$32.214	$30.604	$24.600	$26.326	$26.083	$19.146	$16.701	$17.964	$14.613	$11.385
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	3	3	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.197	$22.722	$24.377	$24.213	$17.818	$15.581	$16.802	$13.701	$10.702	$—
Accumulation Unit Value at end of period	$29.607	$28.197	$22.722	$24.377	$24.213	$17.818	$15.581	$16.802	$13.701	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life and Annuity Insurance Company Separate Account Three and the Board of Directors of Hartford Life and Annuity Insurance Company
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities as of December 31, 2017, the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in two years then ended, the financial highlights in Note 6 for each of the periods presented in the five years then ended, and the related notes for each of the individual Sub-Accounts comprising Hartford Life and Annuity Insurance Company Separate Account Three (the “Account”):

AB VPS Balanced Wealth Strategy Portfolio	MFS® Total Return Fund
AB VPS International Value Portfolio	MFS® Value Fund
AB VPS Small/Mid Cap Value Portfolio	Invesco V.I. Equity and Income Fund
AB VPS Value Portfolio	Morgan Stanley VIF Core Plus Fixed Income Portfolio
AB VPS International Growth Portfolio	(Formerly UIF Core Plus Fixed Income Portfolio)
Invesco V.I. Government Securities Fund	Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco V.I. High Yield Fund	(Formerly UIF Emerging Markets Debt Portfolio)
Invesco V.I. International Growth Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
Invesco V.I. Diversified Dividend Fund	(Formerly UIF Emerging Markets Equity Portfolio)
Invesco V.I. Government Money Market Fund	Morgan Stanley VIF Growth Portfolio
American Funds Bond Fund	(Formerly UIF Growth Portfolio)
American Funds Global Growth Fund	Morgan Stanley VIF Mid Cap Growth Portfolio
American Funds Growth Fund	(Formerly UIF Mid Cap Growth Portfolio)
American Funds Growth-Income Fund	Invesco V.I. American Value Fund
American Funds International Fund	Morgan Stanley Mid Cap Growth Portfolio
American Funds Global Small Capitalization Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
Wells Fargo VT Omega Growth Fund	Morgan Stanley VIF Global Franchise Portfolio
Fidelity® VIP Equity-Income Portfolio	(Formerly UIF Global Franchise Portfolio)
Fidelity® VIP Growth Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/ VA
Fidelity® VIP Contrafund® Portfolio	Oppenheimer Capital Appreciation Fund/VA
Fidelity® VIP Mid Cap Portfolio	Oppenheimer Global Fund/VA
Fidelity® VIP Value Strategies Portfolio	Oppenheimer Main Street Fund®/VA
Fidelity® VIP Dynamic Capital Appreciation Portfolio	(Merged with Oppenheimer Equity Income Fund/VA)
Franklin Income VIP Fund	Oppenheimer Main Street Small Cap Fund/VA
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT Diversified Income Fund
Franklin Small Cap Value VIP Fund	Putnam VT Global Asset Allocation Fund
Franklin Strategic Income VIP Fund	Putnam VT Growth and Income Fund
Franklin Mutual Shares VIP Fund	Putnam VT Growth Opportunities Fund
Templeton Developing Markets VIP Fund	Putnam VT International Value Fund
Templeton Growth VIP Fund	Putnam VT International Equity Fund
Franklin Mutual Global Discovery VIP Fund	Putnam VT Investors Fund
Templeton Global Bond VIP Fund	Putnam VT Multi-Cap Growth Fund
Hartford Balanced HLS Fund	Putnam VT Small Cap Value Fund
Hartford Total Return Bond HLS Fund	Putnam VT George Putnam Balanced Fund
Hartford Capital Appreciation HLS Fund	Putnam VT Equity Income Fund
Hartford Dividend and Growth HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Global Growth HLS Fund	Invesco V.I. Comstock Fund
Hartford Disciplined Equity HLS Fund	Invesco V.I. American Franchise Fund
Hartford Growth Opportunities HLS Fund	Invesco V.I. Mid Cap Growth Fund
Hartford High Yield HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford International Opportunities HLS Fund	Wells Fargo VT International Equity Fund
Hartford Small/Mid Cap Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford MidCap Value HLS Fund	Wells Fargo VT Discovery Fund
Hartford Ultrashort Bond HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Small Company HLS Fund	Morgan Stanley VIF Global Infrastructure Portfolio
Hartford SmallCap Growth HLS Fund	(Formerly UIF Global Infrastructure Portfolio)
Hartford Stock HLS Fund	HIMCO VIT Index Fund
Hartford U.S. Government Securities HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford Value HLS Fund	HIMCO VIT American Funds Global Growth Fund
Lord Abbett Fundamental Equity Fund	HIMCO VIT American Funds Global Small Capitalization
Lord Abbett Calibrated Dividend Growth Fund	Fund
Lord Abbett Bond Debenture Fund	HIMCO VIT American Funds Growth Fund
Lord Abbett Growth and Income Fund	HIMCO VIT American Funds Growth-Income Fund
Lord Abbett Classic Stock Fund	HIMCO VIT American Funds International Fund
MFS® Growth Fund	MFS® Core Equity Portfolio
MFS® Investors Trust Fund	MFS® Massachusetts Investors Growth Stock Portfolio
UIF Small Company Growth Portfolio

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 19, 2018
We have served as the auditor of the sub-accounts that comprise Hartford Life and Annuity Insurance Company Separate Account Three since 2002.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2017

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	22,968,470	50,850,555	17,151,277	28,127,184	4,157,434	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	6,841,260	—	34,672,360	37,401,280
class S2	—	—	—	—	—	6,145,711	—	663,987	9,203,423	16,093,258
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	22,968,470	50,850,555	17,151,277	28,127,184	4,157,434	6,145,711	6,841,260	663,987	43,875,783	53,494,538
Due from Sponsor Company	—	—	—	—	13,012	—	—	—	—	—
Receivable for fund shares sold	1,661	20,500	19,409	12,415	—	30,690	13,944	78	57,737	42,100
Other assets	1	—	—	2	1	—	—	—	1	7
Total assets	22,970,132	50,871,055	17,170,686	28,139,601	4,170,447	6,176,401	6,855,204	664,065	43,933,521	53,536,645

Liabilities:
Due to Sponsor Company	1,661	20,500	19,409	12,415	—	30,690	13,944	78	57,737	42,100
Payable for fund shares purchased	—	—	—	—	13,012	—	—	—	—	—
Other liabilities	—	—	1	—	—	1	—	—	—	—
Total liabilities	1,661	20,500	19,410	12,415	13,012	30,691	13,944	78	57,737	42,100

Net assets:
For contract liabilities	$22,968,471	$50,850,555	$17,151,276	$28,127,186	$4,157,435	$6,145,710	$6,841,260	$663,987	$43,875,784	$53,494,545

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	22,968,471	50,850,555	17,151,276	28,127,186	4,157,435	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	6,841,260	—	34,672,359	37,401,286
class S2	—	—	—	—	—	6,145,710	—	663,987	9,203,425	16,093,259
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$22,968,471	$50,850,555	$17,151,276	$28,127,186	$4,157,435	$6,145,710	$6,841,260	$663,987	$43,875,784	$53,494,545

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	1,958,096	3,148,641	798,477	1,635,301	182,344	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	1,241,608	—	1,275,657	37,401,280
class S2	—	—	—	—	—	543,387	—	16,882	340,741	16,093,258
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	1,958,096	3,148,641	798,477	1,635,301	182,344	543,387	1,241,608	16,882	1,616,398	53,494,538

Cost	$23,087,931	$54,014,777	$15,099,386	$22,324,453	$3,600,527	$6,354,470	$6,680,376	$443,930	$27,413,657	$53,494,538

Deferred contracts in the accumulation period:
Units owned by participants #	1,343,934	4,345,851	654,400	1,769,256	425,576	611,816	514,198	49,450	2,123,461	5,472,221
Minimum unit fair value #*	$14.177362	$7.016421	$22.636433	$13.915468	$8.737515	$9.357968	$11.837868	$13.095797	$17.761690	$8.917173
Maximum unit fair value #*	$21.111615	$17.447284	$37.172159	$24.169724	$18.262120	$10.256569	$13.151881	$13.487788	$20.064782	$9.826959
Contract liability	$22,770,114	$50,204,432	$17,076,052	$27,792,392	$4,135,849	$6,007,190	$6,494,187	$663,987	$41,795,590	$52,653,855

Contracts in payout (annuitization) period:
Units owned by participants #	11,282	54,983	2,927	21,054	2,085	13,621	26,726	—	104,643	85,876
Minimum unit fair value #*	$16.756951	$11.346026	$25.084306	$15.321905	$10.352857	$10.049740	$12.712792	$—	$19.074413	$9.357416
Maximum unit fair value #*	$18.809106	$12.735796	$26.746839	$16.337648	$10.352857	$10.256569	$13.151881	$—	$20.064782	$9.826959
Contract liability	$198,357	$646,123	$75,224	$334,794	$21,586	$138,520	$347,073	$—	$2,080,194	$840,690

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	24,715,071	135,962,111	115,960,141	34,328,480	11,194,619	1,128,544	—	—	—
class 4	3,729,558	359,665	3,079,332	1,967,569	2,356,241	682,937	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	39,234,103	20,493,530	182,681,809
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	3,729,558	25,074,736	139,041,443	117,927,710	36,684,721	11,877,556	1,128,544	39,234,103	20,493,530	182,681,809
Due from Sponsor Company	—	—	—	—	—	—	—	—	13,835	—
Receivable for fund shares sold	387	20,254	97,702	160,660	17,674	2,160	185	13,050	—	274,293
Other assets	—	—	—	—	2	2	1	—	—	—
Total assets	3,729,945	25,094,990	139,139,145	118,088,370	36,702,397	11,879,718	1,128,730	39,247,153	20,507,365	182,956,102

Liabilities:
Due to Sponsor Company	387	20,254	97,702	160,660	17,674	2,160	185	13,050	—	274,293
Payable for fund shares purchased	—	—	—	—	—	—	—	—	13,835	—
Other liabilities	—	—	—	2	—	—	—	2	1	2
Total liabilities	387	20,254	97,702	160,662	17,674	2,160	185	13,052	13,836	274,295

Net assets:
For contract liabilities	$3,729,558	$25,074,736	$139,041,443	$117,927,708	$36,684,723	$11,877,558	$1,128,545	$39,234,101	$20,493,529	$182,681,807

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	24,715,071	135,962,112	115,960,139	34,328,482	11,194,621	1,128,545	—	—	—
class 4	3,729,558	359,665	3,079,331	1,967,569	2,356,241	682,937	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	39,234,101	20,493,529	182,681,807
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,729,558	$25,074,736	$139,041,443	$117,927,708	$36,684,723	$11,877,558	$1,128,545	$39,234,101	$20,493,529	$182,681,807

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	817,297	1,757,752	2,332,733	1,587,077	452,857	40,435	—	—	—
class 4	349,210	11,937	40,221	39,902	110,002	27,416	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	1,682,423	281,273	4,930,683
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	349,210	829,234	1,797,973	2,372,635	1,697,079	480,273	40,435	1,682,423	281,273	4,930,683

Cost	$3,767,516	$17,678,893	$106,399,596	$93,506,829	$28,164,312	$8,678,480	$905,290	$38,393,387	$14,180,441	$155,142,911

Deferred contracts in the accumulation period:
Units owned by participants #	372,735	1,100,756	6,297,098	4,725,892	2,182,351	514,201	43,553	2,060,573	806,185	7,366,284
Minimum unit fair value #*	$9.995538	$3.393013	$3.009271	$2.607452	$2.588490	$3.214869	$24.040552	$16.516267	$22.324574	$18.258901
Maximum unit fair value #*	$10.008353	$31.982985	$32.496192	$28.170459	$23.568227	$32.730756	$26.387012	$27.751230	$34.940351	$30.722014
Contract liability	$3,729,558	$24,660,539	$136,590,873	$115,085,258	$35,932,874	$11,631,986	$1,114,503	$38,718,477	$20,351,365	$180,984,089

Contracts in payout (annuitization) period:
Units owned by participants #	—	15,618	94,982	107,168	38,619	8,586	533	27,320	5,587	68,189
Minimum unit fair value #*	$—	$22.333573	$21.117009	$25.244318	$16.108190	$23.394355	$25.517057	$18.303093	$24.580968	$23.916944
Maximum unit fair value #*	$—	$31.982985	$30.848782	$27.196169	$23.568227	$32.730756	$26.387012	$19.516666	$26.210513	$26.846330
Contract liability	$—	$414,197	$2,450,570	$2,842,450	$751,849	$245,572	$14,042	$515,624	$142,164	$1,697,718

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$31,351,916	$—	$6,762,475	$—
class 2	—	—	—	—	15,572,508	—	—	34,965,003	—	8,495,553
class 4	—	—	—	2,188,540	—	582,048	—	2,078,857	—	778,148
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	53,078,142	4,735,184	4,479,148	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	53,078,142	4,735,184	4,479,148	2,188,540	15,572,508	582,048	31,351,916	37,043,860	6,762,475	9,273,701
Due from Sponsor Company	5,749	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	905	946	199	21,868	64	57,997	36,201	51,934	1,483
Other assets	—	—	—	—	2	—	1	—	—	—
Total assets	53,083,891	4,736,089	4,480,094	2,188,739	15,594,378	582,112	31,409,914	37,080,061	6,814,409	9,275,184

Liabilities:
Due to Sponsor Company	—	905	946	199	21,868	64	57,997	36,201	51,934	1,483
Payable for fund shares purchased	5,749	—	—	—	—	—	—	—	—	—
Other liabilities	2	2	1	—	—	—	—	1	1	—
Total liabilities	5,751	907	947	199	21,868	64	57,997	36,202	51,935	1,483

Net assets:
For contract liabilities	$53,078,140	$4,735,182	$4,479,147	$2,188,540	$15,572,510	$582,048	$31,351,917	$37,043,859	$6,762,474	$9,273,701

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$31,351,917	$—	$6,762,474	$—
class 2	—	—	—	—	15,572,510	—	—	34,965,003	—	8,495,553
class 4	—	—	—	2,188,540	—	582,048	—	2,078,856	—	778,148
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	53,078,140	4,735,182	4,479,147	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$53,078,140	$4,735,182	$4,479,147	$2,188,540	$15,572,510	$582,048	$31,351,917	$37,043,859	$6,762,474	$9,273,701

Shares:
class 1	—	—	—	—	—	—	2,804,286	—	655,914	—
class 2	—	—	—	—	873,388	—	—	1,717,339	—	531,970
class 4	—	—	—	132,398	—	28,786	—	101,259	—	48,242
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,404,555	329,290	318,801	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	1,404,555	329,290	318,801	132,398	873,388	28,786	2,804,286	1,818,598	655,914	580,212

Cost	$45,800,812	$4,261,445	$3,750,678	$1,832,126	$16,470,618	$467,425	$32,604,483	$30,869,509	$5,449,362	$6,921,810

Deferred contracts in the accumulation period:
Units owned by participants #	2,036,193	210,624	238,842	136,794	907,674	26,652	1,545,219	1,660,210	285,787	522,489
Minimum unit fair value #*	$18.895850	$18.501255	$16.402423	$15.615025	$2.323785	$21.330821	$2.199282	$2.196604	$3.381002	$1.888516
Maximum unit fair value #*	$32.205158	$37.653804	$34.436977	$16.082662	$28.234607	$21.969827	$23.752126	$25.432087	$26.814963	$20.680670
Contract liability	$52,669,042	$4,710,814	$4,422,144	$2,176,420	$15,410,293	$582,048	$30,517,314	$35,992,127	$6,706,364	$9,013,796

Contracts in payout (annuitization) period:
Units owned by participants #	15,645	1,139	3,056	754	8,749	—	36,369	42,284	2,173	13,596
Minimum unit fair value #*	$25.174049	$20.503018	$18.651784	$16.082662	$14.842227	$—	$22.170304	$23.738031	$23.964272	$18.480205
Maximum unit fair value #*	$28.257484	$21.722741	$18.651784	$16.082662	$26.267693	$—	$23.752126	$25.432087	$26.814963	$19.799132
Contract liability	$409,098	$24,368	$57,003	$12,120	$162,217	$—	$834,603	$1,051,732	$56,110	$259,905

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Franklin Mutual Global Discovery VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	311,855	843,166	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	34,047,443	421,358,381	62,843,272	204,231,490	12,918,877	119,068,559	85,124,397	25,762,010
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	311,855	843,166	34,047,443	421,358,381	62,843,272	204,231,490	12,918,877	119,068,559	85,124,397	25,762,010
Due from Sponsor Company	—	—	—	—	—	—	6,815	—	5,385	—
Receivable for fund shares sold	30	76	5,918	263,174	4,863	152,613	—	48,751	—	4,082
Other assets	1	—	3	—	1	—	—	6	—	—
Total assets	311,886	843,242	34,053,364	421,621,555	62,848,136	204,384,103	12,925,692	119,117,316	85,129,782	25,766,092

Liabilities:
Due to Sponsor Company	30	76	5,918	263,174	4,863	152,613	—	48,751	—	4,082
Payable for fund shares purchased	—	—	—	—	—	—	6,815	—	5,385	—
Other liabilities	—	—	—	60	—	12	1	—	4	—
Total liabilities	30	76	5,918	263,234	4,863	152,625	6,816	48,751	5,389	4,082

Net assets:
For contract liabilities	$311,856	$843,166	$34,047,446	$421,358,321	$62,843,273	$204,231,478	$12,918,876	$119,068,565	$85,124,393	$25,762,010

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	311,856	843,166	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	34,047,446	421,358,321	62,843,273	204,231,478	12,918,876	119,068,565	85,124,393	25,762,010
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$311,856	$843,166	$34,047,446	$421,358,321	$62,843,273	$204,231,478	$12,918,876	$119,068,565	$85,124,393	$25,762,010

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	15,461	49,980	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	1,097,596	37,222,472	1,304,885	8,527,411	463,208	7,716,692	2,215,627	3,141,709
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	15,461	49,980	1,097,596	37,222,472	1,304,885	8,527,411	463,208	7,716,692	2,215,627	3,141,709

Cost	$325,114	$874,993	$26,987,733	$423,053,883	$56,257,563	$195,461,312	$10,670,115	$111,216,393	$75,847,988	$26,426,934

Deferred contracts in the accumulation period:
Units owned by participants #	19,183	58,734	12,909,256	146,145,094	2,855,910	48,756,868	3,073,783	37,197,072	17,512,268	9,026,362
Minimum unit fair value #*	$16.050253	$14.070252	$1.771513	$1.737076	$17.959533	$2.746088	$2.226183	$2.234025	$3.280928	$2.137409
Maximum unit fair value #*	$16.530927	$14.491611	$24.668944	$17.121755	$31.565518	$29.420383	$32.289161	$33.783481	$36.498209	$24.396691
Contract liability	$311,856	$843,166	$33,838,845	$418,952,146	$62,429,659	$201,610,217	$12,805,875	$117,326,890	$84,690,838	$25,596,434

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	74,676	917,438	18,401	586,438	42,403	636,272	112,857	67,105
Minimum unit fair value #*	$—	$—	$1.980360	$1.882691	$18.497480	$3.069784	$2.592565	$2.601633	$3.692264	$2.373727
Maximum unit fair value #*	$—	$—	$8.522758	$4.177563	$23.918646	$7.621911	$3.605152	$2.942204	$4.194461	$2.641582
Contract liability	$—	$—	$208,601	$2,406,175	$413,614	$2,621,261	$113,001	$1,741,675	$433,555	$165,576

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	91,331,363	5,757,210	6,813,226	31,596,378	26,981,262	19,327,119	16,010,931	71,901,813	54,653,658	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	29,074,986
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	91,331,363	5,757,210	6,813,226	31,596,378	26,981,262	19,327,119	16,010,931	71,901,813	54,653,658	29,074,986
Due from Sponsor Company	—	1,987	—	—	—	—	6,915	—	—	—
Receivable for fund shares sold	72,687	—	1,613	66,573	27,915	9,250	—	187,444	11,802	9,582
Other assets	7	3	1	1	—	—	2	1	6	1
Total assets	91,404,057	5,759,200	6,814,840	31,662,952	27,009,177	19,336,369	16,017,848	72,089,258	54,665,466	29,084,569

Liabilities:
Due to Sponsor Company	72,687	—	1,613	66,573	27,915	9,250	—	187,444	11,802	9,582
Payable for fund shares purchased	—	1,987	—	—	—	—	6,915	—	—	—
Other liabilities	—	—	—	—	1	1	—	—	—	—
Total liabilities	72,687	1,987	1,613	66,573	27,916	9,251	6,915	187,444	11,802	9,582

Net assets:
For contract liabilities	$91,331,370	$5,757,213	$6,813,227	$31,596,379	$26,981,261	$19,327,118	$16,010,933	$71,901,814	$54,653,664	$29,074,987

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	91,331,370	5,757,213	6,813,227	31,596,379	26,981,261	19,327,118	16,010,933	71,901,814	54,653,664	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	29,074,987
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$91,331,370	$5,757,213	$6,813,227	$31,596,379	$26,981,261	$19,327,118	$16,010,933	$71,901,814	$54,653,664	$29,074,987

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	5,230,891	653,486	540,732	3,140,793	1,321,315	601,529	201,218	7,042,293	3,405,212	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	1,541,622
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	5,230,891	653,486	540,732	3,140,793	1,321,315	601,529	201,218	7,042,293	3,405,212	1,541,622

Cost	$72,875,280	$5,579,660	$6,641,704	$31,450,516	$26,176,892	$15,308,466	$10,997,241	$75,228,218	$44,577,874	$28,440,322

Deferred contracts in the accumulation period:
Units owned by participants #	35,012,730	302,971	292,281	24,797,669	7,152,140	4,787,849	6,104,445	56,980,458	20,476,820	1,269,205
Minimum unit fair value #*	$1.852897	$15.985638	$21.371884	$0.855340	$2.933152	$2.909355	$1.792862	$1.052530	$2.188933	$19.849536
Maximum unit fair value #*	$22.309856	$35.308248	$24.654618	$9.593923	$30.003327	$42.165457	$32.333766	$10.806388	$27.559622	$26.343974
Contract liability	$90,765,808	$5,732,778	$6,730,462	$31,403,331	$26,931,190	$19,147,898	$15,909,750	$70,928,704	$54,244,808	$28,901,712

Contracts in payout (annuitization) period:
Units owned by participants #	203,430	1,294	3,463	140,080	11,299	51,511	46,111	788,949	154,108	7,438
Minimum unit fair value #*	$2.127193	$18.178065	$23.041148	$1.047565	$3.090342	$3.248767	$2.042461	$1.175278	$2.463466	$21.855434
Maximum unit fair value #*	$3.702172	$18.941328	$24.654618	$1.791401	$4.696364	$3.719664	$11.880609	$1.345619	$2.816771	$24.531828
Contract liability	$565,562	$24,435	$82,765	$193,048	$50,071	$179,220	$101,183	$973,110	$408,856	$173,275

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	33,287,589
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	4,757,115
class INIT	—	—	—	—	4,231,140	5,176,452	52,357,478	—	—	—
class S1	—	—	—	—	—	—	—	—	11,279,073	—
class S2	—	—	—	—	—	—	—	—	8,878,995	—
class SRV	—	—	—	—	—	—	678,039	1,536,807	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	14,355,388	42,725,753	83,406,459	5,151,069	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	14,355,388	42,725,753	83,406,459	5,151,069	4,231,140	5,176,452	53,035,517	1,536,807	20,158,068	38,044,704
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2,170	7,557	124,402	659	1,023	1,110	6,166	188	8,860	86,578
Other assets	—	—	—	—	1	1	2	—	1	—
Total assets	14,357,558	42,733,310	83,530,861	5,151,728	4,232,164	5,177,563	53,041,685	1,536,995	20,166,929	38,131,282

Liabilities:
Due to Sponsor Company	2,170	7,557	124,402	659	1,023	1,110	6,166	188	8,860	86,578
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	1	—	—	—	—	—	—	2
Total liabilities	2,171	7,558	124,403	659	1,023	1,110	6,166	188	8,860	86,580

Net assets:
For contract liabilities	$14,355,387	$42,725,752	$83,406,458	$5,151,069	$4,231,141	$5,176,453	$53,035,519	$1,536,807	$20,158,069	$38,044,702

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	33,287,586
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	4,757,116
class INIT	—	—	—	—	4,231,141	5,176,453	52,357,480	—	—	—
class S1	—	—	—	—	—	—	—	—	11,279,073	—
class S2	—	—	—	—	—	—	—	—	8,878,996	—
class SRV	—	—	—	—	—	—	678,039	1,536,807	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	14,355,387	42,725,752	83,406,458	5,151,069	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$14,355,387	$42,725,752	$83,406,458	$5,151,069	$4,231,141	$5,176,453	$53,035,519	$1,536,807	$20,158,069	$38,044,702

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	3,031,656
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	434,837
class INIT	—	—	—	—	86,526	172,147	2,119,736	—	—	—
class S1	—	—	—	—	—	—	—	—	592,388	—
class S2	—	—	—	—	—	—	—	—	468,549	—
class SRV	—	—	—	—	—	—	27,926	74,784	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	896,092	3,451,192	2,245,127	386,427	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	896,092	3,451,192	2,245,127	386,427	86,526	172,147	2,147,662	74,784	1,060,937	3,466,493

Cost	$13,575,025	$41,764,751	$68,792,704	$4,813,678	$2,829,014	$3,925,381	$44,532,131	$1,060,410	$16,256,653	$36,972,723

Deferred contracts in the accumulation period:
Units owned by participants #	613,818	2,191,120	4,464,267	239,862	262,140	263,763	2,469,317	74,906	976,324	2,524,468
Minimum unit fair value #*	$20.269181	$16.995630	$15.607157	$18.810916	$3.005509	$2.529767	$2.106066	$20.089783	$15.892968	$1.599127
Maximum unit fair value #*	$27.825297	$22.154256	$25.080187	$24.729451	$32.198282	$26.274077	$23.285275	$20.691049	$25.972058	$18.644188
Contract liability	$14,260,487	$42,258,059	$82,772,112	$5,125,784	$4,200,554	$5,001,489	$51,314,719	$1,536,807	$18,979,096	$35,938,126

Contracts in payout (annuitization) period:
Units owned by participants #	3,899	23,994	33,821	1,130	2,078	8,861	74,965	—	59,654	139,977
Minimum unit fair value #*	$22.461146	$18.833549	$17.887048	$20.948815	$14.718070	$18.875273	$21.734333	$—	$16.894470	$1.599127
Maximum unit fair value #*	$25.050269	$21.139671	$20.077597	$23.329688	$14.718070	$20.222437	$23.285275	$—	$25.972058	$18.644188
Contract liability	$94,900	$467,693	$634,346	$25,285	$30,587	$174,964	$1,720,800	$—	$1,178,973	$2,106,576

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	3,478,690	5,016,505	60,512,802	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	13,805,406	20,817,765	6,251,495	—	—	8,401,424	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	18,586,634	24,399,489	—	—	—	—
class S2	—	—	—	—	8,562,220	26,839,755	—	—	—	—
class SRV	—	—	—	—	—	—	—	5,344,853	25,835,253	104,098,666
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	3,478,690	18,821,911	81,330,567	6,251,495	27,148,854	51,239,244	8,401,424	5,344,853	25,835,253	104,098,666
Due from Sponsor Company	—	—	—	11,659	—	—	—	—	4,594	—
Receivable for fund shares sold	37,599	3,217	88,679	—	23,767	32,775	25,896	1,047	—	123,918
Other assets	—	—	—	—	—	1	—	4	—	—
Total assets	3,516,289	18,825,128	81,419,246	6,263,154	27,172,621	51,272,020	8,427,320	5,345,904	25,839,847	104,222,584

Liabilities:
Due to Sponsor Company	37,599	3,217	88,679	—	23,767	32,775	25,896	1,047	—	123,918
Payable for fund shares purchased	—	—	—	11,659	—	—	—	—	4,594	—
Other liabilities	—	—	2	—	3	—	—	—	—	—
Total liabilities	37,599	3,217	88,681	11,659	23,770	32,775	25,896	1,047	4,594	123,918

Net assets:
For contract liabilities	$3,478,690	$18,821,911	$81,330,565	$6,251,495	$27,148,851	$51,239,245	$8,401,424	$5,344,857	$25,835,253	$104,098,666

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	3,478,690	5,016,505	60,512,802	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	13,805,406	20,817,763	6,251,495	—	—	8,401,424	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	18,586,632	24,399,488	—	—	—	—
class S2	—	—	—	—	8,562,219	26,839,757	—	—	—	—
class SRV	—	—	—	—	—	—	—	5,344,857	25,835,253	104,098,666
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,478,690	$18,821,911	$81,330,565	$6,251,495	$27,148,851	$51,239,245	$8,401,424	$5,344,857	$25,835,253	$104,098,666

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	430,531	284,382	1,868,833	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	785,291	673,932	527,552	—	—	611,903	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	1,011,242	1,227,338	—	—	—	—
class S2	—	—	—	—	470,452	1,387,068	—	—	—	—
class SRV	—	—	—	—	—	—	—	66,919	470,673	2,220,535
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	430,531	1,069,673	2,542,765	527,552	1,481,694	2,614,406	611,903	66,919	470,673	2,220,535

Cost	$3,464,039	$16,349,426	$67,473,579	$6,095,426	$23,843,842	$44,375,623	$8,577,456	$4,521,241	$21,877,923	$78,006,789

Deferred contracts in the accumulation period:
Units owned by participants #	134,408	884,049	3,733,786	250,060	936,294	1,600,592	238,993	255,781	1,285,270	4,391,462
Minimum unit fair value #*	$2.707988	$3.290609	$19.314495	$21.679044	$2.770221	$3.312452	$26.451795	$17.896005	$17.524480	$15.700141
Maximum unit fair value #*	$34.251805	$28.883861	$20.950903	$31.340828	$36.208747	$80.009895	$38.926166	$35.597205	$30.106263	$30.376086
Contract liability	$3,387,100	$18,595,631	$77,099,069	$6,243,571	$26,661,896	$49,015,533	$8,264,886	$5,344,857	$25,551,655	$103,229,339

Contracts in payout (annuitization) period:
Units owned by participants #	3,172	10,358	203,242	315	16,922	73,075	3,618	—	14,210	36,464
Minimum unit fair value #*	$27.941593	$19.823966	$20.251218	$24.023254	$22.963291	$3.312452	$37.250893	$—	$19.419787	$22.745991
Maximum unit fair value #*	$33.327520	$28.883861	$20.950903	$25.451510	$35.231593	$80.009895	$38.926166	$—	$20.574645	$25.531573
Contract liability	$91,590	$226,280	$4,231,496	$7,924	$486,955	$2,223,712	$136,538	$—	$283,598	$869,327

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	21,066,639	5,843,912	3,119,609	11,453,928	29,581,458	17,250,719	14,893,383	22,884,205
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	6,826,366	42,193,347	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	6,826,366	42,193,347	21,066,639	5,843,912	3,119,609	11,453,928	29,581,458	17,250,719	14,893,383	22,884,205
Due from Sponsor Company	—	—	—	—	19,452	—	—	—	17,815	—
Receivable for fund shares sold	910	13,902	3,792	1,045	—	1,655	13,837	4,823	—	10,267
Other assets	1	3	—	—	—	1	—	2	—	—
Total assets	6,827,277	42,207,252	21,070,431	5,844,957	3,139,061	11,455,584	29,595,295	17,255,544	14,911,198	22,894,472

Liabilities:
Due to Sponsor Company	910	13,902	3,792	1,045	—	1,655	13,837	4,823	—	10,267
Payable for fund shares purchased	—	—	—	—	19,452	—	—	—	17,815	—
Other liabilities	—	—	2	1	—	—	3	—	2	1
Total liabilities	910	13,902	3,794	1,046	19,452	1,655	13,840	4,823	17,817	10,268

Net assets:
For contract liabilities	$6,826,367	$42,193,350	$21,066,637	$5,843,911	$3,119,609	$11,453,929	$29,581,455	$17,250,721	$14,893,381	$22,884,204

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	21,066,637	5,843,911	3,119,609	11,453,929	29,581,455	17,250,721	14,893,381	22,884,204
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	6,826,367	42,193,350	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$6,826,367	$42,193,350	$21,066,637	$5,843,911	$3,119,609	$11,453,929	$29,581,455	$17,250,721	$14,893,381	$22,884,204

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	3,431,049	318,817	312,900	988,260	1,939,768	841,909	382,667	1,412,605
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	213,926	1,659,848	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	213,926	1,659,848	3,431,049	318,817	312,900	988,260	1,939,768	841,909	382,667	1,412,605

Cost	$5,374,403	$34,594,214	$24,159,542	$5,211,454	$2,468,914	$9,712,473	$28,795,631	$10,734,909	$10,776,335	$24,732,776

Deferred contracts in the accumulation period:
Units owned by participants #	324,628	1,677,020	1,014,346	178,179	230,877	1,280,357	1,603,936	992,131	554,472	583,955
Minimum unit fair value #*	$17.504007	$21.747323	$13.968573	$16.754574	$13.274366	$8.005604	$9.236440	$12.045224	$24.418005	$29.742077
Maximum unit fair value #*	$28.185772	$36.106556	$27.310256	$67.649197	$13.679151	$17.090486	$28.427076	$30.166005	$28.074299	$46.522041
Contract liability	$6,815,679	$41,778,620	$21,034,203	$5,757,449	$3,119,609	$11,433,737	$29,227,350	$17,215,872	$14,848,153	$22,597,453

Contracts in payout (annuitization) period:
Units owned by participants #	507	16,660	1,268	1,314	—	2,226	13,631	1,816	1,643	6,691
Minimum unit fair value #*	$21.094748	$23.944827	$24.080198	$63.932523	$—	$8.692192	$25.063576	$18.879293	$26.375456	$41.018298
Maximum unit fair value #*	$21.094748	$26.876901	$27.310256	$67.649197	$—	$9.486306	$26.864715	$20.235727	$28.074299	$46.522041
Contract liability	$10,688	$414,730	$32,434	$86,462	$—	$20,192	$354,105	$34,849	$45,228	$286,751

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund
	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	397,575	30,909	924,878	236,085
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	4,592,119	17,436,819	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	8,339,658	—	—	—	—	—	—	—
class S2	—	—	48,329,274	55,287,971	1,046,099	747,560	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	4,592,119	17,436,819	56,668,932	55,287,971	1,046,099	747,560	397,575	30,909	924,878	236,085
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	983	2,866	117,998	38,081	174	124	61	3	137	27
Other assets	—	—	—	1	—	1	—	—	2	—
Total assets	4,593,102	17,439,685	56,786,930	55,326,053	1,046,273	747,685	397,636	30,912	925,017	236,112

Liabilities:
Due to Sponsor Company	983	2,866	117,998	38,081	174	124	61	3	137	27
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	2	—	1	—	—	1
Total liabilities	983	2,866	117,998	38,081	176	124	62	3	137	28

Net assets:
For contract liabilities	$4,592,119	$17,436,819	$56,668,932	$55,287,972	$1,046,097	$747,561	$397,574	$30,909	$924,880	$236,084

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	397,574	30,909	924,880	236,084
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	4,592,119	17,436,819	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	8,339,657	—	—	—	—	—	—	—
class S2	—	—	48,329,275	55,287,972	1,046,097	747,561	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,592,119	$17,436,819	$56,668,932	$55,287,972	$1,046,097	$747,561	$397,574	$30,909	$924,880	$236,084

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	19,441	5,745	90,852	7,438
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	389,823	653,309	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	367,386	—	—	—	—	—	—	—
class S2	—	—	2,132,801	2,691,722	17,206	135,183	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	389,823	653,309	2,500,187	2,691,722	17,206	135,183	19,441	5,745	90,852	7,438

Cost	$4,049,200	$11,933,403	$49,346,158	$39,098,668	$697,329	$687,455	$300,191	$27,092	$815,686	$170,836

Deferred contracts in the accumulation period:
Units owned by participants #	251,538	554,482	2,096,485	1,888,539	36,389	32,067	177,033	1,891	289,621	7,143
Minimum unit fair value #*	$14.843435	$27.989247	$2.688529	$25.402750	$24.705764	$20.427798	$2.034578	$15.854609	$2.693884	$30.209514
Maximum unit fair value #*	$23.385334	$33.268667	$32.571379	$32.329876	$34.471393	$30.047229	$22.961888	$16.462248	$33.742474	$34.044749
Contract liability	$4,515,837	$17,271,056	$55,252,120	$54,397,140	$993,854	$733,580	$397,574	$30,909	$913,777	$236,084

Contracts in payout (annuitization) period:
Units owned by participants #	4,201	5,275	46,857	29,777	1,840	613	—	—	3,448	—
Minimum unit fair value #*	$17.348362	$30.654143	$28.825557	$28.537021	$27.753981	$22.802742	$—	$—	$3.005138	$—
Maximum unit fair value #*	$19.675837	$33.268667	$32.571379	$32.329876	$29.002541	$22.802742	$—	$—	$3.227100	$—
Contract liability	$76,282	$165,763	$1,416,812	$890,832	$52,243	$13,981	$—	$—	$11,103	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Wells Fargo VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—
class 2	68,122	—	—	—	—
class 4	—	—	—	—	—
class B	—	—	—	—	—
class I	—	8,579,503	—	—	—
class IA	—	—	14,231,418	—	—
class IB	—	—	—	—	—
class II	—	3,885,919	—	—	—
class INIT	—	—	—	3,354,600	2,360,978
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class VC	—	—	—	—	—
class X	—	—	—	—	—
class Y	—	—	—	—	—
Total investments	68,122	12,465,422	14,231,418	3,354,600	2,360,978
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	7	6,762	2,100	2,354	505
Other assets	—	—	—	1	—
Total assets	68,129	12,472,184	14,233,518	3,356,955	2,361,483

Liabilities:
Due to Sponsor Company	7	6,762	2,100	2,354	505
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	1	—	—	—
Total liabilities	7	6,763	2,100	2,354	505

Net assets:
For contract liabilities	$68,122	$12,465,421	$14,231,418	$3,354,601	$2,360,978

Contract Liabilities:
class 1	$—	$—	$—	$—	$—
class 2	68,122	—	—	—	—
class 4	—	—	—	—	—
class B	—	—	—	—	—
class I	—	8,579,503	—	—	—
class IA	—	—	14,231,418	—	—
class IB	—	—	—	—	—
class II	—	3,885,918	—	—	—
class INIT	—	—	—	3,354,601	2,360,978
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class VC	—	—	—	—	—
class X	—	—	—	—	—
class Y	—	—	—	—	—
Total contract liabilities	$68,122	$12,465,421	$14,231,418	$3,354,601	$2,360,978

Shares:
class 1	—	—	—	—	—
class 2	2,510	—	—	—	—
class 4	—	—	—	—	—
class B	—	—	—	—	—
class I	—	1,084,640	—	—	—
class IA	—	—	304,741	—	—
class IB	—	—	—	—	—
class II	—	495,022	—	—	—
class INIT	—	—	—	133,066	126,934
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class VC	—	—	—	—	—
class X	—	—	—	—	—
class Y	—	—	—	—	—
Total shares	2,510	1,579,662	304,741	133,066	126,934

Cost	$58,223	$13,188,300	$12,071,689	$3,069,831	$2,197,896

Deferred contracts in the accumulation period:
Units owned by participants #	2,702	908,846	4,530,473	246,250	176,614
Minimum unit fair value #*	$24.034069	$11.575086	$2.011147	$13.207171	$12.894954
Maximum unit fair value #*	$25.594688	$12.431219	$31.050944	$13.817969	$13.452039
Contract liability	$68,122	$11,142,182	$14,122,915	$3,334,067	$2,337,459

Contracts in payout (annuitization) period:
Units owned by participants #	—	107,420	15,276	1,495	1,754
Minimum unit fair value #*	$—	$12.060135	$2.260757	$13.737597	$13.296012
Maximum unit fair value #*	$—	$12.431219	$10.206197	$13.737597	$13.452039
Contract liability	$—	$1,323,239	$108,503	$20,534	$23,519

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 10, 2017.
(2) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(3) Formerly UIF Emerging Markets Debt Portfolio. Change effective May 1, 2017.
(4) Formerly UIF Emerging Markets Equity Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Formerly UIF Global Franchise Portfolio. Change effective May 1, 2017.
(8) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.
(9) Formerly UIF Global Infrastructure Portfolio. Change effective May 1, 2017.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2017

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$403,206	$960,309	$41,511	$320,617	$36,284	$117,572	$282,188	$8,050	$720,821	$255,849

Expenses:
Administrative charges	(42,029)	(96,739)	(33,187)	(53,355)	—	—	—	—	—	—
Mortality and expense risk charges	(312,887)	(753,458)	(257,338)	(412,324)	(61,819)	(139,814)	(132,896)	(7,083)	(688,245)	(847,483)
Total expenses	(354,916)	(850,197)	(290,525)	(465,679)	(61,819)	(139,814)	(132,896)	(7,083)	(688,245)	(847,483)
Net investment income (loss)	48,290	110,112	(249,014)	(145,062)	(25,535)	(22,242)	149,292	967	32,576	(591,634)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(300,368)	(2,070,229)	474,419	1,205,627	28,470	(52,841)	59,124	50,709	2,904,784	—
Net realized gain distributions	183,506	—	845,046	—	—	—	—	—	1,512,940	—
Change in unrealized appreciation (depreciation) during the period	3,030,720	12,862,973	684,267	2,027,517	1,088,090	45,734	101,803	80,547	(1,436,367)	—
Net gain (loss) on investments	2,913,858	10,792,744	2,003,732	3,233,144	1,116,560	(7,107)	160,927	131,256	2,981,357	—
Net increase (decrease) in net assets resulting from operations	$2,962,148	$10,902,856	$1,754,718	$3,088,082	$1,091,025	$(29,349)	$310,219	$132,223	$3,013,933	$(591,634)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$53,620	$154,521	$655,207	$1,561,762	$428,233	$46,184	$133	$574,604	$15,173	$1,394,603

Expenses:
Administrative charges	—	(28,199)	(154,677)	(135,610)	(37,919)	(12,112)	—	(74,259)	(33,599)	(348,926)
Mortality and expense risk charges	(5,520)	(430,497)	(2,468,322)	(2,096,890)	(604,238)	(200,546)	(17,685)	(570,557)	(267,963)	(2,471,114)
Total expenses	(5,520)	(458,696)	(2,622,999)	(2,232,500)	(642,157)	(212,658)	(17,685)	(644,816)	(301,562)	(2,820,040)
Net investment income (loss)	48,100	(304,175)	(1,967,792)	(670,738)	(213,924)	(166,474)	(17,552)	(70,212)	(286,389)	(1,425,437)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(15)	921,441	5,015,478	3,681,594	1,122,150	419,710	32,443	(281,202)	1,328,504	4,062,676
Net realized gain distributions	—	697,289	12,537,754	7,261,425	378,717	—	33,791	844,750	1,325,681	10,149,011
Change in unrealized appreciation (depreciation) during the period	(37,958)	4,532,800	14,405,021	10,459,360	7,133,234	2,001,249	269,890	3,568,718	2,661,324	20,568,414
Net gain (loss) on investments	(37,973)	6,151,530	31,958,253	21,402,379	8,634,101	2,420,959	336,124	4,132,266	5,315,509	34,780,101
Net increase (decrease) in net assets resulting from operations	$10,127	$5,847,355	$29,990,461	$20,731,641	$8,420,177	$2,254,485	$318,572	$4,062,054	$5,029,120	$33,354,664

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$252,446	$56,028	$26,454	$91,565	$—	$2,357	$1,041,640	$838,267	$74,802	$153,112

Expenses:
Administrative charges	(93,359)	(7,692)	—	—	(17,483)	—	(37,732)	(41,050)	(7,028)	(11,161)
Mortality and expense risk charges	(733,221)	(72,616)	(68,519)	(25,532)	(275,057)	(5,869)	(615,966)	(698,454)	(124,030)	(164,537)
Total expenses	(826,580)	(80,308)	(68,519)	(25,532)	(292,540)	(5,869)	(653,698)	(739,504)	(131,058)	(175,698)
Net investment income (loss)	(574,134)	(24,280)	(42,065)	66,033	(292,540)	(3,512)	387,942	98,763	(56,256)	(22,586)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	731,741	102,017	134,089	79,346	(305,326)	24,386	(377,306)	1,140,917	73,456	408,025
Net realized gain distributions	2,499,174	1,149,708	278,467	—	1,438,779	37,884	—	1,524,624	—	—
Change in unrealized appreciation (depreciation) during the period	6,353,580	(483,674)	474,760	42,636	1,725,189	(8,251)	898,086	(448,754)	1,995,830	1,039,476
Net gain (loss) on investments	9,584,495	768,051	887,316	121,982	2,858,642	54,019	520,780	2,216,787	2,069,286	1,447,501
Net increase (decrease) in net assets resulting from operations	$9,010,361	$743,771	$845,251	$188,015	$2,566,102	$50,507	$908,722	$2,315,550	$2,013,030	$1,424,915

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Franklin Mutual Global Discovery VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$5,381	$—	$771,041	$12,452,934	$676,916	$3,243,329	$61,622	$1,064,859	$—	$1,596,805

Expenses:
Administrative charges	—	—	(60,555)	(816,330)	—	(370,659)	(20,332)	(223,208)	(147,951)	(48,926)
Mortality and expense risk charges	(3,801)	(9,871)	(475,314)	(5,372,227)	(958,774)	(2,737,867)	(167,995)	(1,704,549)	(1,176,373)	(383,294)
Total expenses	(3,801)	(9,871)	(535,869)	(6,188,557)	(958,774)	(3,108,526)	(188,327)	(1,927,757)	(1,324,324)	(432,220)
Net investment income (loss)	1,580	(9,871)	235,172	6,264,377	(281,858)	134,803	(126,705)	(862,898)	(1,324,324)	1,164,585

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,553	(5,288)	1,089,079	(443,002)	1,188,210	752,335	411,954	1,396,482	393,452	(118,234)
Net realized gain distributions	18,619	2,814	—	—	3,296,890	13,870,091	560,437	12,545,529	1,066,971	—
Change in unrealized appreciation (depreciation) during the period	1,044	21,183	2,940,338	9,579,017	7,441,501	16,596,783	2,146,934	8,569,296	20,846,180	482,048
Net gain (loss) on investments	21,216	18,709	4,029,417	9,136,015	11,926,601	31,219,209	3,119,325	22,511,307	22,306,603	363,814
Net increase (decrease) in net assets resulting from operations	$22,796	$8,838	$4,264,589	$15,400,392	$11,644,743	$31,354,012	$2,992,620	$21,648,409	$20,982,279	$1,528,399

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,281,773	$47,401	$37,278	$271,631	$—	$7,918	$275,398	$1,659,643	$933,017	$298,616

Expenses:
Administrative charges	(170,387)	—	—	(65,932)	—	(35,017)	(34,129)	(148,413)	(105,354)	(56,706)
Mortality and expense risk charges	(1,223,800)	(97,995)	(108,296)	(464,848)	(405,875)	(281,600)	(249,903)	(1,129,297)	(717,861)	(341,409)
Total expenses	(1,394,187)	(97,995)	(108,296)	(530,780)	(405,875)	(316,617)	(284,032)	(1,277,710)	(823,215)	(398,115)
Net investment income (loss)	(112,414)	(50,594)	(71,018)	(259,149)	(405,875)	(308,699)	(8,634)	381,933	109,802	(99,499)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,683,801	(61,271)	(24,740)	57,459	(549,529)	593,408	1,832,545	(701,046)	2,113,600	116,112
Net realized gain distributions	—	174,189	447,076	—	—	—	—	—	3,918,061	2,211,200
Change in unrealized appreciation (depreciation) during the period	16,621,518	604,405	376,053	19,820	6,927,255	2,908,810	1,146,977	120,607	954,928	841,222
Net gain (loss) on investments	19,305,319	717,323	798,389	77,279	6,377,726	3,502,218	2,979,522	(580,439)	6,986,589	3,168,534
Net increase (decrease) in net assets resulting from operations	$19,192,905	$666,729	$727,371	$(181,870)	$5,971,851	$3,193,519	$2,970,888	$(198,506)	$7,096,391	$3,069,035

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Investment income:
Dividends	$233,321	$1,733,743	$1,087,007	$40,849	$4,144	$35,646	$1,217,339	$25,567	$312,215	$1,217,509

Expenses:
Administrative charges	(27,958)	(80,611)	(164,993)	(9,969)	(5,135)	(5,523)	(61,950)	—	(10,633)	(44,508)
Mortality and expense risk charges	(177,543)	(577,682)	(1,057,064)	(66,149)	(70,510)	(94,480)	(963,866)	(16,593)	(326,339)	(674,835)
Total expenses	(205,501)	(658,293)	(1,222,057)	(76,118)	(75,645)	(100,003)	(1,025,816)	(16,593)	(336,972)	(719,343)
Net investment income (loss)	27,820	1,075,450	(135,050)	(35,269)	(71,501)	(64,357)	191,523	8,974	(24,757)	498,166

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	60,191	281,103	4,005,902	73,232	524,201	161,132	1,524,041	107,726	519,050	133,458
Net realized gain distributions	806,130	408,438	8,050,009	419,109	156,817	192,372	1,418,233	59,222	360,189	—
Change in unrealized appreciation (depreciation) during the period	1,452,024	1,359,305	(2,489,313)	272,989	420,053	652,066	1,986,336	53,525	902,163	1,016,809
Net gain (loss) on investments	2,318,345	2,048,846	9,566,598	765,330	1,101,071	1,005,570	4,928,610	220,473	1,781,402	1,150,267
Net increase (decrease) in net assets resulting from operations	$2,346,165	$3,124,296	$9,431,548	$730,061	$1,029,570	$941,213	$5,120,133	$229,447	$1,756,645	$1,648,433

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	Morgan Stanley VIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account

Investment income:
Dividends	$191,326	$129,246	$—	$—	$198,516	$—	$373,804	$—	$105,300	$—

Expenses:
Administrative charges	(3,746)	(28,954)	—	(11,259)	(39,875)	(12,462)	(64,643)	—	(8,785)	(9,032)
Mortality and expense risk charges	(64,555)	(286,142)	(1,181,442)	(75,500)	(424,871)	(120,998)	(811,852)	(27,206)	(162,899)	(71,652)
Total expenses	(68,301)	(315,096)	(1,181,442)	(86,759)	(464,746)	(133,460)	(876,495)	(27,206)	(171,684)	(80,684)
Net investment income (loss)	123,025	(185,850)	(1,181,442)	(86,759)	(266,230)	(133,460)	(502,691)	(27,206)	(66,384)	(80,684)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	9,628	(13,312)	1,114,779	(205,290)	420,770	4,077,377	567,362	(1,376,947)	(81,985)	156,936
Net realized gain distributions	—	—	6,362,219	—	311,846	—	973,870	49,777	1,016,565	529,756
Change in unrealized appreciation (depreciation) during the period	114,746	5,242,599	19,003,656	2,141,268	1,610,327	(1,224,670)	6,568,366	1,687,880	828,543	570,104
Net gain (loss) on investments	124,374	5,229,287	26,480,654	1,935,978	2,342,943	2,852,707	8,109,598	360,710	1,763,123	1,256,796
Net increase (decrease) in net assets resulting from operations	$247,399	$5,043,437	$25,299,212	$1,849,219	$2,076,713	$2,719,247	$7,606,907	$333,504	$1,696,739	$1,176,112

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,393	$757,961	$72,213	$284,459	$1,251,925	$83,094	$78,677	$2,990	$172,979	$706,119

Expenses:
Administrative charges	(48,932)	(196,093)	(9,552)	(79,067)	(35,624)	(10,759)	(2,626)	—	—	(56,301)
Mortality and expense risk charges	(376,413)	(1,335,308)	(95,467)	(635,807)	(300,662)	(81,038)	(19,295)	(44,962)	(154,546)	(446,971)
Total expenses	(425,345)	(1,531,401)	(105,019)	(714,874)	(336,286)	(91,797)	(21,921)	(44,962)	(154,546)	(503,272)
Net investment income (loss)	(422,952)	(773,440)	(32,806)	(430,415)	915,639	(8,703)	56,756	(41,972)	18,433	202,847

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	810,728	4,212,294	322,208	1,812,358	(892,159)	81,256	(103,999)	105,646	193,170	(622,638)
Net realized gain distributions	2,381,017	—	118,441	2,372,301	—	197,145	435,129	38,541	—	—
Change in unrealized appreciation (depreciation) during the period	2,944,114	26,809,303	568,005	1,242,056	1,160,492	475,861	(225,332)	631,286	2,162,593	7,041,409
Net gain (loss) on investments	6,135,859	31,021,597	1,008,654	5,426,715	268,333	754,262	105,798	775,473	2,355,763	6,418,771
Net increase (decrease) in net assets resulting from operations	$5,712,907	$30,248,157	$975,848	$4,996,300	$1,183,972	$745,559	$162,554	$733,501	$2,374,196	$6,621,618

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$195,044	$92,792	$172,040	$69,044	$257,749	$748,890	$1,048,492	$—	$—	$2,635

Expenses:
Administrative charges	(33,410)	—	(43,483)	(8,675)	—	(88,750)	(85,104)	(1,117)	—	(706)
Mortality and expense risk charges	(242,478)	(207,404)	(354,043)	(57,413)	(239,561)	(846,492)	(851,151)	(19,078)	(12,307)	(5,971)
Total expenses	(275,888)	(207,404)	(397,526)	(66,088)	(239,561)	(935,242)	(936,255)	(20,195)	(12,307)	(6,677)
Net investment income (loss)	(80,844)	(114,612)	(225,486)	2,956	18,188	(186,352)	112,237	(20,195)	(12,307)	(4,042)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,622,437	881,007	(962,506)	43,236	1,549,635	1,310,452	3,311,052	82,575	18,614	20,653
Net realized gain distributions	957,406	1,052,047	976,444	—	456,531	2,351,884	2,297,005	82,608	45,303	14,524
Change in unrealized appreciation (depreciation) during the period	810,364	1,807,664	1,544,534	516,056	648,609	3,126,235	2,168,477	66,385	55,671	4,110
Net gain (loss) on investments	3,390,207	3,740,718	1,558,472	559,292	2,654,775	6,788,571	7,776,534	231,568	119,588	39,287
Net increase (decrease) in net assets resulting from operations	$3,309,363	$3,626,106	$1,332,986	$562,248	$2,672,963	$6,602,219	$7,888,771	$211,373	$107,281	$35,245

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)

Investment income:
Dividends	$800	$—	$—	$427	$293,183	$236,177	$102,460	$2,725	$1,145	$13,312

Expenses:
Administrative charges	—	(1,838)	—	—	—	(13,401)	(5,205)	(481)	(956)	(4,159)
Mortality and expense risk charges	(371)	(12,623)	(3,099)	(819)	(201,510)	(214,857)	(29,064)	(2,592)	(5,349)	(23,396)
Total expenses	(371)	(14,461)	(3,099)	(819)	(201,510)	(228,258)	(34,269)	(3,073)	(6,305)	(27,555)
Net investment income (loss)	429	(14,461)	(3,099)	(392)	91,673	7,919	68,191	(348)	(5,160)	(14,243)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	129	11,739	6,368	969	(228,076)	405,541	(139,373)	(54,006)	(191,185)	(1,371,008)
Net realized gain distributions	—	27,978	11,386	5,130	603,493	752,653	12,576	112,533	236,167	1,433,527
Change in unrealized appreciation (depreciation) during the period	5,664	179,377	39,031	5,434	903,603	1,220,699	146,603	26,292	88,552	603,067
Net gain (loss) on investments	5,793	219,094	56,785	11,533	1,279,020	2,378,893	19,806	84,819	133,534	665,586
Net increase (decrease) in net assets resulting from operations	$6,222	$204,633	$53,686	$11,141	$1,370,693	$2,386,812	$87,997	$84,471	$128,374	$651,343

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Investment income:
Dividends	$31,531	$25,117	$29,948	$14,091

Expenses:
Administrative charges	(2,454)	(3,312)	—	—
Mortality and expense risk charges	(15,000)	(19,460)	(63,230)	(42,772)
Total expenses	(17,454)	(22,772)	(63,230)	(42,772)
Net investment income (loss)	14,077	2,345	(33,282)	(28,681)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(794,827)	(425,360)	10,783	1,457
Net realized gain distributions	794,925	734,100	184,513	112,354
Change in unrealized appreciation (depreciation) during the period	278,739	291,995	473,863	419,313
Net gain (loss) on investments	278,837	600,735	669,159	533,124
Net increase (decrease) in net assets resulting from operations	$292,914	$603,080	$635,877	$504,443

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 10, 2017.
(2) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(3) Formerly UIF Emerging Markets Debt Portfolio. Change effective May 1, 2017.
(4) Formerly UIF Emerging Markets Equity Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Liquidated as of September 29, 2017.
(8) Liquidated as of April 28, 2017.
(9) Formerly UIF Global Franchise Portfolio. Change effective May 1, 2017.
(10) Merged with Putnam VT Equity Income Fund. Change effective May 15, 2017.
(11) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.
(12) Formerly UIF Global Infrastructure Portfolio. Change effective May 1, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$48,290	$110,112	$(249,014)	$(145,062)	$(25,535)	$(22,242)	$149,292	$967	$32,576	$(591,634)
Net realized gain (loss) on security transactions	(300,368)	(2,070,229)	474,419	1,205,627	28,470	(52,841)	59,124	50,709	2,904,784	—
Net realized gain distributions	183,506	—	845,046	—	—	—	—	—	1,512,940	—
Change in unrealized appreciation (depreciation) during the period	3,030,720	12,862,973	684,267	2,027,517	1,088,090	45,734	101,803	80,547	(1,436,367)	—
Net increase (decrease) in net assets resulting from operations	2,962,148	10,902,856	1,754,718	3,088,082	1,091,025	(29,349)	310,219	132,223	3,013,933	(591,634)

Unit transactions:
Purchases	71,436	284,194	68,020	167,583	31,601	39,553	51,174	10,000	106,510	478,050
Net transfers	892,920	(3,031,622)	(1,518,514)	(994,452)	195,210	711,249	388,770	(15,932)	68,446	15,938,119
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,070,429)	(8,135,005)	(2,302,431)	(4,382,667)	(616,301)	(1,329,264)	(1,074,189)	(121,657)	(4,219,985)	(18,735,550)
Other transactions	(56)	2,962	781	2,114	683	26	152	(1)	1,587	471
Death benefits	(874,173)	(1,002,391)	(170,534)	(498,431)	(92,965)	(180,988)	(180,048)	(8,221)	(1,295,843)	(2,172,511)
Net annuity transactions	30,646	111,146	17,001	12,122	(4,009)	12,253	(187,464)	—	(450,329)	8,690
Net increase (decrease) in net assets resulting from unit transactions	(2,949,656)	(11,770,716)	(3,905,677)	(5,693,731)	(485,781)	(747,171)	(1,001,605)	(135,811)	(5,789,614)	(4,482,731)
Net increase (decrease) in net assets	12,492	(867,860)	(2,150,959)	(2,605,649)	605,244	(776,520)	(691,386)	(3,588)	(2,775,681)	(5,074,365)

Net assets:
Beginning of period	22,955,979	51,718,415	19,302,235	30,732,835	3,552,191	6,922,230	7,532,646	667,575	46,651,465	58,568,910
End of period	$22,968,471	$50,850,555	$17,151,276	$28,127,186	$4,157,435	$6,145,710	$6,841,260	$663,987	$43,875,784	$53,494,545

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$48,100	$(304,175)	$(1,967,792)	$(670,738)	$(213,924)	$(166,474)	$(17,552)	$(70,212)	$(286,389)	$(1,425,437)
Net realized gain (loss) on security transactions	(15)	921,441	5,015,478	3,681,594	1,122,150	419,710	32,443	(281,202)	1,328,504	4,062,676
Net realized gain distributions	—	697,289	12,537,754	7,261,425	378,717	—	33,791	844,750	1,325,681	10,149,011
Change in unrealized appreciation (depreciation) during the period	(37,958)	4,532,800	14,405,021	10,459,360	7,133,234	2,001,249	269,890	3,568,718	2,661,324	20,568,414
Net increase (decrease) in net assets resulting from operations	10,127	5,847,355	29,990,461	20,731,641	8,420,177	2,254,485	318,572	4,062,054	5,029,120	33,354,664

Unit transactions:
Purchases	30,197	158,632	576,905	371,557	114,609	66,353	—	138,781	50,520	565,436
Net transfers	3,744,065	553,651	2,448,354	945,845	2,563,857	800,026	(89,767)	(264,696)	1,721,193	(3,820,158)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(24,634)	(1,983,889)	(13,248,439)	(11,432,015)	(3,408,990)	(1,027,454)	(184,888)	(5,528,842)	(2,405,065)	(26,217,276)
Other transactions	—	88	628	1,192	595	141	1	1,193	279	2,586
Death benefits	(30,197)	(537,977)	(2,337,244)	(2,299,392)	(684,354)	(301,209)	(33,496)	(644,113)	(169,650)	(3,559,602)
Net annuity transactions	—	(63,418)	(367,796)	(372,708)	(120,297)	(34,093)	11,523	166,867	8,541	331,221
Net increase (decrease) in net assets resulting from unit transactions	3,719,431	(1,872,913)	(12,927,592)	(12,785,521)	(1,534,580)	(496,236)	(296,627)	(6,130,810)	(794,182)	(32,697,793)
Net increase (decrease) in net assets	3,729,558	3,974,442	17,062,869	7,946,120	6,885,597	1,758,249	21,945	(2,068,756)	4,234,938	656,871

Net assets:
Beginning of period	—	21,100,294	121,978,574	109,981,588	29,799,126	10,119,309	1,106,600	41,302,857	16,258,591	182,024,936
End of period	$3,729,558	$25,074,736	$139,041,443	$117,927,708	$36,684,723	$11,877,558	$1,128,545	$39,234,101	$20,493,529	$182,681,807

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(574,134)	$(24,280)	$(42,065)	$66,033	$(292,540)	$(3,512)	$387,942	$98,763	$(56,256)	$(22,586)
Net realized gain (loss) on security transactions	731,741	102,017	134,089	79,346	(305,326)	24,386	(377,306)	1,140,917	73,456	408,025
Net realized gain distributions	2,499,174	1,149,708	278,467	—	1,438,779	37,884	—	1,524,624	—	—
Change in unrealized appreciation (depreciation) during the period	6,353,580	(483,674)	474,760	42,636	1,725,189	(8,251)	898,086	(448,754)	1,995,830	1,039,476
Net increase (decrease) in net assets resulting from operations	9,010,361	743,771	845,251	188,015	2,566,102	50,507	908,722	2,315,550	2,013,030	1,424,915

Unit transactions:
Purchases	276,088	21,178	17,244	808	15,503	5,000	387,379	126,857	2,400	17,696
Net transfers	(428,619)	18,984	48,051	(12,173)	862,615	21,334	1,578,712	(136,426)	333,796	(257,337)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,380,184)	(675,561)	(555,958)	(361,469)	(1,314,635)	(96,073)	(3,585,794)	(3,099,129)	(955,162)	(1,132,206)
Other transactions	2,404	(8)	173	(1)	71	—	324	657	(11)	116
Death benefits	(1,012,561)	(39,858)	(52,399)	(41,320)	(338,717)	(4,607)	(2,278,633)	(566,997)	(92,683)	(312,225)
Net annuity transactions	36,147	9,086	(3,975)	(2,021)	(25,712)	—	(61,003)	(165,988)	(48,042)	14,462
Net increase (decrease) in net assets resulting from unit transactions	(7,506,725)	(666,179)	(546,864)	(416,176)	(800,875)	(74,346)	(3,959,015)	(3,841,026)	(759,702)	(1,669,494)
Net increase (decrease) in net assets	1,503,636	77,592	298,387	(228,161)	1,765,227	(23,839)	(3,050,293)	(1,525,476)	1,253,328	(244,579)

Net assets:
Beginning of period	51,574,504	4,657,590	4,180,760	2,416,701	13,807,283	605,887	34,402,210	38,569,335	5,509,146	9,518,280
End of period	$53,078,140	$4,735,182	$4,479,147	$2,188,540	$15,572,510	$582,048	$31,351,917	$37,043,859	$6,762,474	$9,273,701

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Franklin Mutual Global Discovery VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,580	$(9,871)	$235,172	$6,264,377	$(281,858)	$134,803	$(126,705)	$(862,898)	$(1,324,324)	$1,164,585
Net realized gain (loss) on security transactions	1,553	(5,288)	1,089,079	(443,002)	1,188,210	752,335	411,954	1,396,482	393,452	(118,234)
Net realized gain distributions	18,619	2,814	—	—	3,296,890	13,870,091	560,437	12,545,529	1,066,971	—
Change in unrealized appreciation (depreciation) during the period	1,044	21,183	2,940,338	9,579,017	7,441,501	16,596,783	2,146,934	8,569,296	20,846,180	482,048
Net increase (decrease) in net assets resulting from operations	22,796	8,838	4,264,589	15,400,392	11,644,743	31,354,012	2,992,620	21,648,409	20,982,279	1,528,399

Unit transactions:
Purchases	585	—	87,554	1,704,000	229,360	688,608	79,336	525,348	495,410	152,636
Net transfers	(27,713)	30,300	1,672,924	33,358,090	(2,648,371)	(3,092,597)	1,028,946	(4,011,737)	(3,802,080)	1,344,716
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10,906)	(150,719)	(4,235,814)	(57,845,380)	(7,265,903)	(29,015,617)	(1,499,317)	(16,663,064)	(10,875,504)	(3,806,355)
Other transactions	—	—	47	10,148	512	4,306	136	5,369	3,721	2,433
Death benefits	—	(1,293)	(621,730)	(7,559,156)	(1,027,677)	(3,440,532)	(107,436)	(1,829,410)	(1,310,524)	(1,053,902)
Net annuity transactions	—	—	82,833	555,754	71,825	752,334	64,241	140,349	206,081	44,631
Net increase (decrease) in net assets resulting from unit transactions	(38,034)	(121,712)	(3,014,186)	(29,776,544)	(10,640,254)	(34,103,498)	(434,094)	(21,833,145)	(15,282,896)	(3,315,841)
Net increase (decrease) in net assets	(15,238)	(112,874)	1,250,403	(14,376,152)	1,004,489	(2,749,486)	2,558,526	(184,736)	5,699,383	(1,787,442)

Net assets:
Beginning of period	327,094	956,040	32,797,043	435,734,473	61,838,784	206,980,964	10,360,350	119,253,301	79,425,010	27,549,452
End of period	$311,856	$843,166	$34,047,446	$421,358,321	$62,843,273	$204,231,478	$12,918,876	$119,068,565	$85,124,393	$25,762,010

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(112,414)	$(50,594)	$(71,018)	$(259,149)	$(405,875)	$(308,699)	$(8,634)	$381,933	$109,802	$(99,499)
Net realized gain (loss) on security transactions	2,683,801	(61,271)	(24,740)	57,459	(549,529)	593,408	1,832,545	(701,046)	2,113,600	116,112
Net realized gain distributions	—	174,189	447,076	—	—	—	—	—	3,918,061	2,211,200
Change in unrealized appreciation (depreciation) during the period	16,621,518	604,405	376,053	19,820	6,927,255	2,908,810	1,146,977	120,607	954,928	841,222
Net increase (decrease) in net assets resulting from operations	19,192,905	666,729	727,371	(181,870)	5,971,851	3,193,519	2,970,888	(198,506)	7,096,391	3,069,035

Unit transactions:
Purchases	273,040	29,441	17,127	113,980	139,155	41,550	53,906	448,106	225,499	36,561
Net transfers	(4,214,427)	(355,885)	516,058	1,125,963	(2,047,923)	(144,382)	(358,922)	1,908,328	(1,004,064)	244,714
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,915,744)	(595,752)	(741,116)	(6,665,067)	(3,415,844)	(2,367,350)	(1,300,687)	(11,550,535)	(7,494,134)	(3,744,359)
Other transactions	3,441	4	(10)	(346)	319	843	158	5,047	1,712	13
Death benefits	(1,090,047)	(101,073)	(24,583)	(1,147,874)	(424,495)	(207,852)	(2,892,534)	(2,406,356)	(862,641)	(386,714)
Net annuity transactions	178,082	(4,688)	5,080	14,555	(16,816)	3,688	5,266	64,986	55,583	28,441
Net increase (decrease) in net assets resulting from unit transactions	(16,765,655)	(1,027,953)	(227,444)	(6,558,789)	(5,765,604)	(2,673,503)	(4,492,813)	(11,530,424)	(9,078,045)	(3,821,344)
Net increase (decrease) in net assets	2,427,250	(361,224)	499,927	(6,740,659)	206,247	520,016	(1,521,925)	(11,728,930)	(1,981,654)	(752,309)

Net assets:
Beginning of period	88,904,120	6,118,437	6,313,300	38,337,038	26,775,014	18,807,102	17,532,858	83,630,744	56,635,318	29,827,296
End of period	$91,331,370	$5,757,213	$6,813,227	$31,596,379	$26,981,261	$19,327,118	$16,010,933	$71,901,814	$54,653,664	$29,074,987

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Operations:
Net investment income (loss)	$27,820	$1,075,450	$(135,050)	$(35,269)	$(71,501)	$(64,357)	$191,523	$8,974	$(24,757)	$498,166
Net realized gain (loss) on security transactions	60,191	281,103	4,005,902	73,232	524,201	161,132	1,524,041	107,726	519,050	133,458
Net realized gain distributions	806,130	408,438	8,050,009	419,109	156,817	192,372	1,418,233	59,222	360,189	—
Change in unrealized appreciation (depreciation) during the period	1,452,024	1,359,305	(2,489,313)	272,989	420,053	652,066	1,986,336	53,525	902,163	1,016,809
Net increase (decrease) in net assets resulting from operations	2,346,165	3,124,296	9,431,548	730,061	1,029,570	941,213	5,120,133	229,447	1,756,645	1,648,433

Unit transactions:
Purchases	6,896	242,916	205,094	25,245	2,117	37,864	227,906	17,500	9,860	74,941
Net transfers	(1,399,220)	1,929,681	(38,919)	(107,253)	414,037	(67,175)	1,031,441	(40,332)	268,961	1,392,831
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,016,351)	(5,904,855)	(13,409,987)	(1,036,037)	(884,011)	(470,110)	(5,108,914)	(251,941)	(1,612,280)	(4,341,154)
Other transactions	(223)	3,234	1,584	933	(1)	192	339	—	266	96
Death benefits	(296,877)	(954,797)	(1,392,608)	(42,629)	(36,299)	(67,633)	(1,638,538)	(17,902)	(629,916)	(1,004,044)
Net annuity transactions	22,336	263,596	147,517	13,027	(5,223)	37,697	(223,743)	—	(178,402)	(218,596)
Net increase (decrease) in net assets resulting from unit transactions	(3,683,439)	(4,420,225)	(14,487,319)	(1,146,714)	(509,380)	(529,165)	(5,711,509)	(292,675)	(2,141,511)	(4,095,926)
Net increase (decrease) in net assets	(1,337,274)	(1,295,929)	(5,055,771)	(416,653)	520,190	412,048	(591,376)	(63,228)	(384,866)	(2,447,493)

Net assets:
Beginning of period	15,692,661	44,021,681	88,462,229	5,567,722	3,710,951	4,764,405	53,626,895	1,600,035	20,542,935	40,492,195
End of period	$14,355,387	$42,725,752	$83,406,458	$5,151,069	$4,231,141	$5,176,453	$53,035,519	$1,536,807	$20,158,069	$38,044,702

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	Morgan Stanley VIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA
	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account

Operations:
Net investment income (loss)	$123,025	$(185,850)	$(1,181,442)	$(86,759)	$(266,230)	$(133,460)	$(502,691)	$(27,206)	$(66,384)	$(80,684)
Net realized gain (loss) on security transactions	9,628	(13,312)	1,114,779	(205,290)	420,770	4,077,377	567,362	(1,376,947)	(81,985)	156,936
Net realized gain distributions	—	—	6,362,219	—	311,846	—	973,870	49,777	1,016,565	529,756
Change in unrealized appreciation (depreciation) during the period	114,746	5,242,599	19,003,656	2,141,268	1,610,327	(1,224,670)	6,568,366	1,687,880	828,543	570,104
Net increase (decrease) in net assets resulting from operations	247,399	5,043,437	25,299,212	1,849,219	2,076,713	2,719,247	7,606,907	333,504	1,696,739	1,176,112

Unit transactions:
Purchases	12,995	90,542	478,979	8,262	300,523	1,450	285,396	2,170	27,608	5,465
Net transfers	600,321	(93,426)	(1,054,615)	(318,729)	(161,232)	(12,151,661)	509,812	(4,011,435)	(148,155)	25,881
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(426,397)	(2,703,602)	(5,880,868)	(688,089)	(3,370,338)	(741,640)	(5,186,236)	(160,112)	(730,884)	(756,607)
Other transactions	86	909	3,106	9	2,881	116	1,125	24	90	452
Death benefits	(47,338)	(202,723)	(1,769,719)	(34,533)	(737,140)	(219,758)	(1,230,009)	(112,811)	(218,064)	(48,630)
Net annuity transactions	(57,069)	20,037	(630,454)	(12,816)	(38,685)	(270,826)	(260,967)	(41,288)	23,219	(68)
Net increase (decrease) in net assets resulting from unit transactions	82,598	(2,888,263)	(8,853,571)	(1,045,896)	(4,003,991)	(13,382,319)	(5,880,879)	(4,323,452)	(1,046,186)	(773,507)
Net increase (decrease) in net assets	329,997	2,155,174	16,445,641	803,323	(1,927,278)	(10,663,072)	1,726,028	(3,989,948)	650,553	402,605

Net assets:
Beginning of period	3,148,693	16,666,737	64,884,924	5,448,172	29,076,129	10,663,072	49,513,217	3,989,948	7,750,871	4,942,252
End of period	$3,478,690	$18,821,911	$81,330,565	$6,251,495	$27,148,851	$—	$51,239,245	$—	$8,401,424	$5,344,857

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(422,952)	$(773,440)	$(32,806)	$(430,415)	$915,639	$(8,703)	$56,756	$(41,972)	$18,433	$202,847
Net realized gain (loss) on security transactions	810,728	4,212,294	322,208	1,812,358	(892,159)	81,256	(103,999)	105,646	193,170	(622,638)
Net realized gain distributions	2,381,017	—	118,441	2,372,301	—	197,145	435,129	38,541	—	—
Change in unrealized appreciation (depreciation) during the period	2,944,114	26,809,303	568,005	1,242,056	1,160,492	475,861	(225,332)	631,286	2,162,593	7,041,409
Net increase (decrease) in net assets resulting from operations	5,712,907	30,248,157	975,848	4,996,300	1,183,972	745,559	162,554	733,501	2,374,196	6,621,618

Unit transactions:
Purchases	140,012	347,204	31,182	178,647	212,569	13,481	151	6,813	23,615	161,525
Net transfers	(1,306,538)	(6,657,858)	288,717	(2,630,620)	831,056	138,253	277,899	121,260	(851,483)	(1,557,121)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(3,746,990)	—	—	—
Surrenders for benefit payments and fees	(3,643,774)	(15,570,770)	(1,371,294)	(6,227,532)	(3,621,351)	(1,206,767)	(269,431)	(406,583)	(1,259,317)	(4,468,881)
Other transactions	1,776	3,917	4	1,307	5,342	61	3	30	1	953
Death benefits	(383,889)	(1,683,197)	(72,422)	(570,164)	(616,931)	(220,733)	(10,660)	(62,303)	(148,985)	(385,272)
Net annuity transactions	75,595	148,779	(1,576)	39,947	(12,511)	(13,439)	(13,203)	—	18,344	47,192
Net increase (decrease) in net assets resulting from unit transactions	(5,116,818)	(23,411,925)	(1,125,389)	(9,208,415)	(3,201,826)	(1,289,144)	(3,762,231)	(340,783)	(2,217,825)	(6,201,604)
Net increase (decrease) in net assets	596,089	6,836,232	(149,541)	(4,212,115)	(2,017,854)	(543,585)	(3,599,677)	392,718	156,371	420,014

Net assets:
Beginning of period	25,239,164	97,262,434	6,975,908	46,405,465	23,084,491	6,387,496	3,599,677	2,726,891	11,297,558	29,161,441
End of period	$25,835,253	$104,098,666	$6,826,367	$42,193,350	$21,066,637	$5,843,911	$—	$3,119,609	$11,453,929	$29,581,455

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(80,844)	$(114,612)	$(225,486)	$2,956	$18,188	$(186,352)	$112,237	$(20,195)	$(12,307)	$(4,042)
Net realized gain (loss) on security transactions	1,622,437	881,007	(962,506)	43,236	1,549,635	1,310,452	3,311,052	82,575	18,614	20,653
Net realized gain distributions	957,406	1,052,047	976,444	—	456,531	2,351,884	2,297,005	82,608	45,303	14,524
Change in unrealized appreciation (depreciation) during the period	810,364	1,807,664	1,544,534	516,056	648,609	3,126,235	2,168,477	66,385	55,671	4,110
Net increase (decrease) in net assets resulting from operations	3,309,363	3,626,106	1,332,986	562,248	2,672,963	6,602,219	7,888,771	211,373	107,281	35,245

Unit transactions:
Purchases	125,360	81,962	80,488	8,206	148,452	524,900	177,446	1,459	730	—
Net transfers	(1,632,277)	(1,066,840)	(1,049,418)	140,646	(1,320,086)	(881,393)	(1,679,042)	102,897	210,342	52,986
Net interfund transfers due to corporate actions	—	—	—	—	3,746,990	—	—	—	—	—
Surrenders for benefit payments and fees	(2,393,361)	(1,775,445)	(3,194,736)	(492,233)	(2,149,496)	(7,390,254)	(7,004,623)	(151,298)	(45,840)	(81,741)
Other transactions	202	6	1,037	(3)	4,682	729	1,457	(8)	—	—
Death benefits	(277,739)	(201,743)	(311,790)	(110,568)	(273,960)	(1,695,482)	(1,103,036)	(4,199)	(30,572)	—
Net annuity transactions	(6,451)	21,569	73,119	42,883	79,865	121,535	118,805	5,180	(1,751)	—
Net increase (decrease) in net assets resulting from unit transactions	(4,184,266)	(2,940,491)	(4,401,300)	(411,069)	236,447	(9,319,965)	(9,488,993)	(45,969)	132,909	(28,755)
Net increase (decrease) in net assets	(874,903)	685,615	(3,068,314)	151,179	2,909,410	(2,717,746)	(1,600,222)	165,404	240,190	6,490

Net assets:
Beginning of period	18,125,624	14,207,766	25,952,518	4,440,940	14,527,409	59,386,678	56,888,194	880,693	507,371	391,084
End of period	$17,250,721	$14,893,381	$22,884,204	$4,592,119	$17,436,819	$56,668,932	$55,287,972	$1,046,097	$747,561	$397,574

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)

Operations:
Net investment income (loss)	$429	$(14,461)	$(3,099)	$(392)	$91,673	$7,919	$68,191	$(348)	$(5,160)	$(14,243)
Net realized gain (loss) on security transactions	129	11,739	6,368	969	(228,076)	405,541	(139,373)	(54,006)	(191,185)	(1,371,008)
Net realized gain distributions	—	27,978	11,386	5,130	603,493	752,653	12,576	112,533	236,167	1,433,527
Change in unrealized appreciation (depreciation) during the period	5,664	179,377	39,031	5,434	903,603	1,220,699	146,603	26,292	88,552	603,067
Net increase (decrease) in net assets resulting from operations	6,222	204,633	53,686	11,141	1,370,693	2,386,812	87,997	84,471	128,374	651,343

Unit transactions:
Purchases	—	24	—	—	31,892	20,717	30,500	229	785	18,585
Net transfers	(1,954)	(67,093)	(3,346)	(1)	(525,287)	656,144	(3,264,770)	(342,491)	(713,420)	(3,213,697)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,237)	(126,914)	(21,856)	(5,080)	(1,189,824)	(1,916,855)	(610,787)	(21,259)	(69,672)	(454,736)
Other transactions	—	8	(1)	1	299	1,133	(1)	—	—	2
Death benefits	—	(24,931)	—	—	(457,929)	(224,542)	(38,181)	(35,003)	(21,214)	(18,236)
Net annuity transactions	—	9,694	—	—	(306,407)	71,267	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(9,191)	(209,212)	(25,203)	(5,080)	(2,447,256)	(1,392,136)	(3,883,239)	(398,524)	(803,521)	(3,668,082)
Net increase (decrease) in net assets	(2,969)	(4,579)	28,483	6,061	(1,076,563)	994,676	(3,795,242)	(314,053)	(675,147)	(3,016,739)

Net assets:
Beginning of period	33,878	929,459	207,601	62,061	13,541,984	13,236,742	3,795,242	314,053	675,147	3,016,739
End of period	$30,909	$924,880	$236,084	$68,122	$12,465,421	$14,231,418	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$14,077	$2,345	$(33,282)	$(28,681)
Net realized gain (loss) on security transactions	(794,827)	(425,360)	10,783	1,457
Net realized gain distributions	794,925	734,100	184,513	112,354
Change in unrealized appreciation (depreciation) during the period	278,739	291,995	473,863	419,313
Net increase (decrease) in net assets resulting from operations	292,914	603,080	635,877	504,443

Unit transactions:
Purchases	500	12,800	1,459	6,736
Net transfers	(1,980,207)	(2,458,599)	66,785	105,881
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(207,430)	(487,391)	(193,862)	(213,196)
Other transactions	1	1	203	(1)
Death benefits	—	(12,147)	(36,382)	(22,348)
Net annuity transactions	—	—	3,860	5,898
Net increase (decrease) in net assets resulting from unit transactions	(2,187,136)	(2,945,336)	(157,937)	(117,030)
Net increase (decrease) in net assets	(1,894,222)	(2,342,256)	477,940	387,413

Net assets:
Beginning of period	1,894,222	2,342,256	2,876,661	1,973,565
End of period	$—	$—	$3,354,601	$2,360,978

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 10, 2017.
(2) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(3) Formerly UIF Emerging Markets Debt Portfolio. Change effective May 1, 2017.
(4) Formerly UIF Emerging Markets Equity Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Liquidated as of September 29, 2017.
(8) Liquidated as of April 28, 2017.
(9) Formerly UIF Global Franchise Portfolio. Change effective May 1, 2017.
(10) Merged with Putnam VT Equity Income Fund. Change effective May 15, 2017.
(11) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.
(12) Formerly UIF Global Infrastructure Portfolio. Change effective May 1, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$50,010	$(347,577)	$(208,610)	$(73,882)	$(64,532)	$(36,772)	$174,903	$398	$(133,297)	$(748,622)
Net realized gain (loss) on security transactions	(692,140)	(5,767,260)	(160,354)	362,714	(111,595)	(21,889)	(34,423)	62,497	2,900,134	—
Net realized gain distributions	1,607,812	—	950,657	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(289,761)	4,628,401	2,917,257	2,419,953	(168,585)	(6,228)	525,660	(73,584)	2,936,935	—
Net increase (decrease) in net assets resulting from operations	675,921	(1,486,436)	3,498,950	2,708,785	(344,712)	(64,889)	666,140	(10,689)	5,703,772	(748,622)

Unit transactions:
Purchases	19,323	340,645	101,392	207,214	3,312	3,413	—	—	43,362	846,237
Net transfers	399,415	(391,413)	1,782,204	(283,455)	69,647	976,751	77,387	123	356,586	58,664,414
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,923,453)	(9,908,318)	(2,329,042)	(5,129,810)	(664,271)	(1,668,561)	(878,704)	(195,745)	(5,644,098)	(28,132,170)
Other transactions	(2)	1,120	(258)	454	(55)	736	254	1	(1,004)	13,626
Death benefits	(459,346)	(1,230,087)	(174,904)	(763,128)	(45,081)	(530,840)	(190,756)	(13,413)	(1,220,376)	(2,813,105)
Net annuity transactions	(14,693)	156,074	43,883	87,672	19,890	56,399	27,082	—	116,360	833,936
Net increase (decrease) in net assets resulting from unit transactions	(4,978,756)	(11,031,979)	(576,725)	(5,881,053)	(616,558)	(1,162,102)	(964,737)	(209,034)	(6,349,170)	29,412,938
Net increase (decrease) in net assets	(4,302,835)	(12,518,415)	2,922,225	(3,172,268)	(961,270)	(1,226,991)	(298,597)	(219,723)	(645,398)	28,664,316

Net assets:
Beginning of period	27,258,814	64,236,830	16,380,010	33,905,103	4,513,461	8,149,221	7,831,243	887,298	47,296,863	29,904,594
End of period	$22,955,979	$51,718,415	$19,302,235	$30,732,835	$3,552,191	$6,922,230	$7,532,646	$667,575	$46,651,465	$58,568,910

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(238,784)	$(1,506,962)	$(585,490)	$(202,132)	$(187,636)	$(20,388)	$166,692	$(293,474)	$(1,793,166)	$(667,635)
Net realized gain (loss) on security transactions	713,811	3,553,186	3,277,030	528,312	372,372	(27,504)	(1,845,975)	1,213,713	(449,495)	(919,348)
Net realized gain distributions	1,910,194	11,014,390	12,174,250	2,768,192	2,013,273	73,476	2,871,408	1,843,116	16,243,534	3,510,283
Change in unrealized appreciation (depreciation) during the period	(2,790,678)	(4,846,272)	(5,253,315)	(2,662,747)	(2,239,547)	(56,448)	4,815,182	(3,043,707)	(3,481,056)	2,994,430
Net increase (decrease) in net assets resulting from operations	(405,457)	8,214,342	9,612,475	431,625	(41,538)	(30,864)	6,007,307	(280,352)	10,519,817	4,917,730

Unit transactions:
Purchases	62,884	723,364	628,978	40,510	1,814	4,110	204,172	75,054	629,437	185,852
Net transfers	(636,957)	(2,311,395)	(493,911)	(842,741)	(375,966)	(130,610)	(1,769,445)	(1,059,338)	(6,217,422)	(2,624,514)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,514,935)	(13,979,416)	(12,848,754)	(3,883,930)	(1,108,540)	(214,327)	(6,576,966)	(2,483,968)	(28,873,425)	(7,526,532)
Other transactions	1,006	607	6,144	2,348	751	—	543	379	1,915	152
Death benefits	(436,511)	(3,645,379)	(3,829,084)	(976,295)	(212,745)	(113,501)	(769,020)	(322,119)	(3,612,812)	(1,138,379)
Net annuity transactions	55,751	185,406	(96,272)	73,834	(31,222)	(592)	58,087	23,986	550,323	157,890
Net increase (decrease) in net assets resulting from unit transactions	(3,468,762)	(19,026,813)	(16,632,899)	(5,586,274)	(1,725,908)	(454,920)	(8,852,629)	(3,766,006)	(37,521,984)	(10,945,531)
Net increase (decrease) in net assets	(3,874,219)	(10,812,471)	(7,020,424)	(5,154,649)	(1,767,446)	(485,784)	(2,845,322)	(4,046,358)	(27,002,167)	(6,027,801)

Net assets:
Beginning of period	24,974,513	132,791,045	117,002,012	34,953,775	11,886,755	1,592,384	44,148,179	20,304,949	209,027,103	57,602,305
End of period	$21,100,294	$121,978,574	$109,981,588	$29,799,126	$10,119,309	$1,106,600	$41,302,857	$16,258,591	$182,024,936	$51,574,504

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(41,567)	$(39,822)	$93,519	$(287,878)	$(2,039)	$582,136	$10,414	$(50,825)	$18,359	$771
Net realized gain (loss) on security transactions	210,985	36,786	57,419	(625,880)	32,531	(890,608)	1,226,815	(121,356)	171,591	5,152
Net realized gain distributions	—	195,408	—	1,730,752	92,562	—	3,017,361	—	382,516	26,180
Change in unrealized appreciation (depreciation) during the period	114,153	(187,254)	140,520	(555,876)	31,433	2,439,674	524,788	933,206	97,989	4,724
Net increase (decrease) in net assets resulting from operations	283,571	5,118	291,458	261,118	154,487	2,131,202	4,779,378	761,025	670,455	36,827

Unit transactions:
Purchases	25,397	25,259	885	83,411	—	52,584	557,104	28,925	57,032	585
Net transfers	(271,678)	(308,160)	(129,315)	(519,085)	(26,739)	(1,412,302)	(697,220)	41,232	(210,571)	268
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,068,743)	(690,096)	(339,394)	(1,559,424)	(147,585)	(4,410,940)	(3,951,993)	(408,299)	(1,269,750)	(132,687)
Other transactions	(1)	1	1	(64)	—	105	3,960	(641)	(34)	—
Death benefits	(34,835)	(23,759)	(6,130)	(377,656)	(5,582)	(649,734)	(603,849)	(66,880)	(160,452)	—
Net annuity transactions	5,382	1,425	(1,947)	(38,249)	—	(86,351)	(86,769)	31,888	56,109	—
Net increase (decrease) in net assets resulting from unit transactions	(1,344,478)	(995,330)	(475,900)	(2,411,067)	(179,906)	(6,506,638)	(4,778,767)	(373,775)	(1,527,666)	(131,834)
Net increase (decrease) in net assets	(1,060,907)	(990,212)	(184,442)	(2,149,949)	(25,419)	(4,375,436)	611	387,250	(857,211)	(95,007)

Net assets:
Beginning of period	5,718,497	5,170,972	2,601,143	15,957,232	631,306	38,777,646	38,568,724	5,121,896	10,375,491	422,101
End of period	$4,657,590	$4,180,760	$2,416,701	$13,807,283	$605,887	$34,402,210	$38,569,335	$5,509,146	$9,518,280	$327,094

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(11,884)	$372,492	$4,593,739	$(311,967)	$946,082	$(105,485)	$(982,136)	$(987,601)	$1,311,181	$102,716
Net realized gain (loss) on security transactions	(55,834)	991,409	(1,184,797)	(333,295)	(2,495,700)	116,683	1,781,858	(1,618,610)	(784,925)	74,722
Net realized gain distributions	990	—	1,695,901	6,311,168	23,429,318	1,119,321	15,627,263	12,059,929	—	—
Change in unrealized appreciation (depreciation) during the period	76,328	81,932	9,324,804	(3,441,379)	3,552,250	(1,263,319)	(11,779,969)	(11,513,752)	2,761,710	(522,795)
Net increase (decrease) in net assets resulting from operations	9,600	1,445,833	14,429,647	2,224,527	25,431,950	(132,800)	4,647,016	(2,060,034)	3,287,966	(345,357)

Unit transactions:
Purchases	—	63,981	1,680,488	201,396	645,994	97,725	843,110	326,121	147,208	373,763
Net transfers	25,479	1,893,600	7,013,867	(3,732,035)	(5,809,517)	(652,780)	(3,985,954)	(3,601,398)	1,615,645	1,633,445
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(347,535)	(4,887,482)	(65,786,529)	(9,055,951)	(30,618,375)	(1,266,111)	(20,833,400)	(10,809,364)	(5,467,904)	(14,146,931)
Other transactions	—	209	3,577	(1,048)	(577)	(157)	2,291	632	245	(408)
Death benefits	(12,486)	(655,475)	(9,495,934)	(1,446,222)	(4,862,120)	(236,870)	(3,611,144)	(2,128,792)	(458,207)	(1,865,218)
Net annuity transactions	—	95,156	491,894	176,574	979,037	26,724	458,013	122,489	46,938	137,695
Net increase (decrease) in net assets resulting from unit transactions	(334,542)	(3,490,011)	(66,092,637)	(13,857,286)	(39,665,558)	(2,031,469)	(27,127,084)	(16,090,312)	(4,116,075)	(13,867,654)
Net increase (decrease) in net assets	(324,942)	(2,044,178)	(51,662,990)	(11,632,759)	(14,233,608)	(2,164,269)	(22,480,068)	(18,150,346)	(828,109)	(14,213,011)

Net assets:
Beginning of period	1,280,982	34,841,221	487,397,463	73,471,543	221,214,572	12,524,619	141,733,369	97,575,356	28,377,561	103,117,131
End of period	$956,040	$32,797,043	$435,734,473	$61,838,784	$206,980,964	$10,360,350	$119,253,301	$79,425,010	$27,549,452	$88,904,120

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(21,810)	$(58,408)	$(461,371)	$(421,774)	$(282,403)	$44,859	$186,947	$106,799	$(77,569)	$45,494
Net realized gain (loss) on security transactions	(264,705)	(161,412)	28,175	(2,018,882)	(141,526)	708,547	(633,534)	2,812,773	(618,132)	(110,319)
Net realized gain distributions	344,113	778,866	—	2,831,019	833,938	—	—	7,314,137	569,789	964,522
Change in unrealized appreciation (depreciation) during the period	698,001	37,550	185,794	(361,047)	1,327,498	211,403	422,766	(3,761,163)	4,209,483	893,891
Net increase (decrease) in net assets resulting from operations	755,599	596,596	(247,402)	29,316	1,737,507	964,809	(23,821)	6,472,546	4,083,571	1,793,588

Unit transactions:
Purchases	14,234	33,366	445,190	153,859	113,915	402,376	701,992	200,142	39,932	30,264
Net transfers	97,696	636,062	1,890,082	(533,039)	(1,025,766)	1,433,814	9,834,864	(3,246,890)	(2,997,097)	2,874,047
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(874,121)	(829,447)	(7,375,695)	(3,925,930)	(2,454,824)	(1,975,002)	(16,010,177)	(8,574,167)	(3,752,421)	(2,081,715)
Other transactions	1	(1)	138	(248)	317	(11)	502	(215)	91	277
Death benefits	(31,934)	(85,437)	(1,154,821)	(706,825)	(491,998)	(302,060)	(2,749,622)	(1,308,760)	(579,903)	(346,449)
Net annuity transactions	(4,193)	15,229	68,339	45,663	16,701	54,586	404,103	149,541	51,035	24,516
Net increase (decrease) in net assets resulting from unit transactions	(798,317)	(230,228)	(6,126,767)	(4,966,520)	(3,841,655)	(386,297)	(7,818,338)	(12,780,349)	(7,238,363)	500,940
Net increase (decrease) in net assets	(42,718)	366,368	(6,374,169)	(4,937,204)	(2,104,148)	578,512	(7,842,159)	(6,307,803)	(3,154,792)	2,294,528

Net assets:
Beginning of period	6,161,155	5,946,932	44,711,207	31,712,218	20,911,250	16,954,346	91,472,903	62,943,121	32,982,088	13,398,133
End of period	$6,118,437	$6,313,300	$38,337,038	$26,775,014	$18,807,102	$17,532,858	$83,630,744	$56,635,318	$29,827,296	$15,692,661

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,296,050	$(16,406)	$(27,601)	$(73,866)	$(57,695)	$508,346	$11,083	$19,229	$11,252	$125,899
Net realized gain (loss) on security transactions	(321,727)	3,058,399	(38,556)	229,273	226,331	1,523,429	150,421	372,100	(63,001)	(34,131)
Net realized gain distributions	—	1,190,527	207,484	241,596	538,323	1,787,660	126,257	627,718	—	—
Change in unrealized appreciation (depreciation) during the period	3,457,876	8,633,035	422,142	(381,108)	(421,355)	(107,210)	(92,716)	1,448,112	1,842,167	207,440
Net increase (decrease) in net assets resulting from operations	4,432,199	12,865,555	563,469	15,895	285,604	3,712,225	195,045	2,467,159	1,790,418	299,208

Unit transactions:
Purchases	114,726	249,591	25,026	—	1,136	528,930	—	3,340	96,952	51,920
Net transfers	2,032,905	(5,219,855)	(126,249)	(15,164)	(134,563)	(494,943)	(70,444)	(530,610)	138,447	(135,889)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(8,514,068)	(13,767,472)	(773,529)	(498,324)	(615,490)	(6,516,958)	(298,375)	(2,224,510)	(5,060,003)	(567,128)
Other transactions	73	(291)	(4)	68	513	1,526	(1)	1,916	1,085	485
Death benefits	(1,030,536)	(1,975,975)	(133,765)	(4,588)	(177,555)	(1,661,445)	(25,946)	(286,055)	(1,597,094)	(140,892)
Net annuity transactions	30,951	245,821	5,532	(56,846)	(19,228)	195,727	—	259,948	(76,062)	(31,687)
Net increase (decrease) in net assets resulting from unit transactions	(7,365,949)	(20,468,181)	(1,002,989)	(574,854)	(945,187)	(7,947,163)	(394,766)	(2,775,971)	(6,496,675)	(823,191)
Net increase (decrease) in net assets	(2,933,750)	(7,602,626)	(439,520)	(558,959)	(659,583)	(4,234,938)	(199,721)	(308,812)	(4,706,257)	(523,983)

Net assets:
Beginning of period	46,955,431	96,064,855	6,007,242	4,269,910	5,423,988	57,861,833	1,799,756	20,851,747	45,198,452	3,672,676
End of period	$44,021,681	$88,462,229	$5,567,722	$3,710,951	$4,764,405	$53,626,895	$1,600,035	$20,542,935	$40,492,195	$3,148,693

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(235,141)	$(1,083,785)	$(89,543)	$(390,409)	$(182,986)	$(600,368)	$(87,872)	$(58,872)	$(83,464)
Net realized gain (loss) on security transactions	(1,020,648)	(109,115)	(589,478)	(86,108)	314,877	(559,309)	(531,005)	(172,218)	91,420
Net realized gain distributions	—	11,280,356	296,467	1,540,397	454,158	1,967,429	393,823	1,134,879	421,803
Change in unrealized appreciation (depreciation) during the period	2,140,202	(12,640,635)	(355,162)	2,422,833	(2,039,279)	4,700,242	363,438	(624,433)	(460,232)
Net increase (decrease) in net assets resulting from operations	884,413	(2,553,179)	(737,716)	3,486,713	(1,453,230)	5,507,994	138,384	279,356	(30,473)

Unit transactions:
Purchases	63,149	186,455	8,967	97,556	44,442	52,883	8,587	21,087	23,874
Net transfers	(499,573)	(2,061,855)	(505,964)	300,611	(346,559)	853,720	(159,341)	(365,106)	(112,213)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,751,263)	(7,104,867)	(912,186)	(3,040,603)	(1,461,254)	(5,377,896)	(559,444)	(1,000,122)	(664,679)
Other transactions	169	1,435	182	364	160	4,659	554	1,381	3
Death benefits	(171,941)	(1,551,362)	(35,687)	(603,273)	(106,485)	(967,165)	(49,505)	(315,892)	(110,583)
Net annuity transactions	33,654	112,477	15,206	975	58,058	514,568	5,923	13,525	—
Net increase (decrease) in net assets resulting from unit transactions	(3,325,805)	(10,417,717)	(1,429,482)	(3,244,370)	(1,811,638)	(4,919,231)	(753,226)	(1,645,127)	(863,598)
Net increase (decrease) in net assets	(2,441,392)	(12,970,896)	(2,167,198)	242,343	(3,264,868)	588,763	(614,842)	(1,365,771)	(894,071)

Net assets:
Beginning of period	19,108,129	77,855,820	7,615,370	28,833,786	13,927,940	48,924,454	4,604,790	9,116,642	5,836,323
End of period	$16,666,737	$64,884,924	$5,448,172	$29,076,129	$10,663,072	$49,513,217	$3,989,948	$7,750,871	$4,942,252

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(417,550)	$(737,482)	$(43,590)	$(644,132)	$1,486,860	$28,350	$6,323	$(4,773)	$120,128	$584,232
Net realized gain (loss) on security transactions	638,216	(413,378)	260,385	703,843	(1,714,182)	(8,955)	(26,687)	996	(179,579)	(2,383,357)
Net realized gain distributions	2,922,247	7,027,894	893,871	1,825,765	—	501,089	116,286	—	—	—
Change in unrealized appreciation (depreciation) during the period	(4,579,232)	(8,023,960)	(455,140)	4,801,768	951,925	(207,251)	350,151	19,409	90,099	387,018
Net increase (decrease) in net assets resulting from operations	(1,436,319)	(2,146,926)	655,526	6,687,244	724,603	313,233	446,073	15,632	30,648	(1,412,107)

Unit transactions:
Purchases	123,854	416,299	2,113	245,781	90,528	16,535	1,327	525	30,574	224,463
Net transfers	(1,525,833)	(133,284)	(110,221)	(3,247,374)	(990,065)	(469,797)	(277,976)	(6,032)	727,612	117,561
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	2,743,611	—	—
Surrenders for benefit payments and fees	(4,384,094)	(14,758,149)	(1,163,977)	(7,291,683)	(3,847,941)	(1,027,758)	(514,141)	(24,114)	(1,448,537)	(5,528,924)
Other transactions	141	(374)	221	645	3,081	(13)	16	1	45	982
Death benefits	(734,360)	(2,150,034)	(211,503)	(1,011,086)	(586,302)	(104,196)	(95,732)	(2,732)	(170,419)	(670,731)
Net annuity transactions	55,232	336,970	(1,599)	117,592	17,474	11,694	11,651	—	—	70,189
Net increase (decrease) in net assets resulting from unit transactions	(6,465,060)	(16,288,572)	(1,484,966)	(11,186,125)	(5,313,225)	(1,573,535)	(874,855)	2,711,259	(860,725)	(5,786,460)
Net increase (decrease) in net assets	(7,901,379)	(18,435,498)	(829,440)	(4,498,881)	(4,588,622)	(1,260,302)	(428,782)	2,726,891	(830,077)	(7,198,567)

Net assets:
Beginning of period	33,140,543	115,697,932	7,805,348	50,904,346	27,673,113	7,647,798	4,028,459	—	12,127,635	36,360,008
End of period	$25,239,164	$97,262,434	$6,975,908	$46,405,465	$23,084,491	$6,387,496	$3,599,677	$2,726,891	$11,297,558	$29,161,441

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(41,520)	$(97,932)	$(105,998)	$14,951	$72,369	$(402,843)	$(243,756)	$(19,324)	$(13,981)
Net realized gain (loss) on security transactions	1,204,102	500,350	(2,612,431)	(96,752)	1,087,811	(159,239)	2,931,825	111,971	2,741
Net realized gain distributions	674,184	1,465,179	2,548,617	—	267,678	5,179,650	4,326,879	84,454	66,080
Change in unrealized appreciation (depreciation) during the period	(126,860)	(945,822)	5,561,296	350,604	243,071	4,389,122	565,785	(176,810)	(73,599)
Net increase (decrease) in net assets resulting from operations	1,709,906	921,775	5,391,484	268,803	1,670,929	9,006,690	7,580,733	291	(18,759)

Unit transactions:
Purchases	80,212	32,197	111,086	10,808	188,105	107,674	260,089	—	—
Net transfers	(992,447)	(495,096)	(660,307)	(91,389)	(976,991)	(1,159,954)	(2,420,537)	44,692	(254,829)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,870,700)	(1,751,893)	(4,049,704)	(852,346)	(1,573,066)	(7,578,882)	(7,801,551)	(133,485)	(83,644)
Other transactions	208	379	441	2,146	276	393	2,069	(4)	—
Death benefits	(333,068)	(207,478)	(491,611)	(126,993)	(263,026)	(1,262,705)	(1,746,591)	(47,500)	(18,293)
Net annuity transactions	13,805	15,593	55,722	21,745	(4,577)	187,266	139,391	9,929	12,673
Net increase (decrease) in net assets resulting from unit transactions	(4,101,990)	(2,406,298)	(5,034,373)	(1,036,029)	(2,629,279)	(9,706,208)	(11,567,130)	(126,368)	(344,093)
Net increase (decrease) in net assets	(2,392,084)	(1,484,523)	357,111	(767,226)	(958,350)	(699,518)	(3,986,397)	(126,077)	(362,852)

Net assets:
Beginning of period	20,517,708	15,692,289	25,595,407	5,208,166	15,485,759	60,086,196	60,874,591	1,006,770	870,223
End of period	$18,125,624	$14,207,766	$25,952,518	$4,440,940	$14,527,409	$59,386,678	$56,888,194	$880,693	$507,371

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,604)	$489	$(16,244)	$(2,829)	$384	$87,571	$56,575
Net realized gain (loss) on security transactions	18,177	(113)	(58,651)	1,748	1,095	(404,609)	222,508
Net realized gain distributions	10,718	2,483	104,154	15,137	5,878	839,801	928,524
Change in unrealized appreciation (depreciation) during the period	(4,192)	(2,134)	21,744	(1,850)	(978)	1,255,471	(55,161)
Net increase (decrease) in net assets resulting from operations	21,099	725	51,003	12,206	6,379	1,778,234	1,152,446

Unit transactions:
Purchases	—	—	2,858	—	—	40,654	21,725
Net transfers	(12,510)	1,348	(138,469)	(2,664)	—	(53,709)	567,191
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(42,628)	(1,405)	(174,690)	(9,102)	(8,834)	(1,899,767)	(2,577,356)
Other transactions	(1)	—	1	—	—	(346)	23
Death benefits	—	—	(68,741)	—	—	(613,260)	(116,883)
Net annuity transactions	—	—	(284)	—	—	204,177	(6,773)
Net increase (decrease) in net assets resulting from unit transactions	(55,139)	(57)	(379,325)	(11,766)	(8,834)	(2,322,251)	(2,112,073)
Net increase (decrease) in net assets	(34,040)	668	(328,322)	440	(2,455)	(544,017)	(959,627)

Net assets:
Beginning of period	425,124	33,210	1,257,781	207,161	64,516	14,086,001	14,196,369
End of period	$391,084	$33,878	$929,459	$207,601	$62,061	$13,541,984	$13,236,742

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$98,590	$2,706	$(5,073)	$(24,783)	$11,399	$8,489	$(33,017)	$(28,574)
Net realized gain (loss) on security transactions	1,766	(364)	(20,837)	(83,815)	(67,180)	(66,092)	(56,448)	(47,145)
Net realized gain distributions	39,793	51,403	160,117	1,334,210	623,988	304,847	215,520	246,184
Change in unrealized appreciation (depreciation) during the period	(51,170)	(55,505)	(125,104)	(983,792)	(375,722)	(168,919)	104,600	(86,923)
Net increase (decrease) in net assets resulting from operations	88,979	(1,760)	9,103	241,820	192,485	78,325	230,655	83,542

Unit transactions:
Purchases	—	300	585	585	—	—	4,469	6,171
Net transfers	(48,691)	31,645	5,083	(227,440)	(70,283)	(132,890)	254,228	126,403
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(835,921)	(9,283)	(196,742)	(680,227)	(437,919)	(488,537)	(274,496)	(395,151)
Other transactions	—	—	(1)	2	—	2	(55)	—
Death benefits	(55,349)	—	—	(25,501)	(5,320)	(17,636)	(55,722)	(39,923)
Net annuity transactions	—	—	—	—	—	—	11,817	(988)
Net increase (decrease) in net assets resulting from unit transactions	(939,961)	22,662	(191,075)	(932,581)	(513,522)	(639,061)	(59,759)	(303,488)
Net increase (decrease) in net assets	(850,982)	20,902	(181,972)	(690,761)	(321,037)	(560,736)	170,896	(219,946)

Net assets:
Beginning of period	4,646,224	293,151	857,119	3,707,500	2,215,259	2,902,992	2,705,765	2,193,511
End of period	$3,795,242	$314,053	$675,147	$3,016,739	$1,894,222	$2,342,256	$2,876,661	$1,973,565

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 18, 2016.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2017

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Hartford Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On December 3, 2017, a Stock and Asset Purchase Agreement was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Hartford Life Insurance Company and its indirect wholly owned subsidiary, the Sponsor Company,  to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.

The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. The administration, terms, features and benefits of the contracts will not change as a result of the sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS® Growth Fund, MFS® Investors Trust Fund, MFS® Total Return Fund, MFS® Value Fund, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio (Formerly UIF Core Plus Fixed Income Portfolio), Morgan Stanley VIF Emerging Markets Debt Portfolio (Formerly UIF Emerging Markets Debt Portfolio), Morgan Stanley VIF Emerging Markets Equity Portfolio (Formerly UIF Emerging Markets Equity Portfolio), Morgan Stanley VIF Growth Portfolio (Formerly UIF Growth Portfolio), Morgan Stanley VIF Mid Cap Growth Portfolio (Formerly UIF Mid Cap Growth Portfolio), Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio*, Invesco V.I. Equally-Weighted S&P 500 Fund, UIF Small Company Growth Portfolio*, Morgan Stanley VIF Global Franchise Portfolio (Formerly UIF Global Franchise Portfolio), Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund (Merged with Putnam VT Equity Income Fund), Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Equity Income Fund (Merged with Putnam VT Growth and Income Fund), Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, Morgan Stanley VIF Global Infrastructure Portfolio (Formerly UIF Global Infrastructure Portfolio), HIMCO VIT Index Fund, HIMCO VIT American Funds Bond Fund*, HIMCO VIT American Funds Global Growth Fund*, HIMCO VIT American Funds Global Small Capitalization Fund*, HIMCO VIT American Funds Growth Fund*, HIMCO VIT American Funds Growth-Income Fund*, HIMCO VIT American Funds International Fund*, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio.

* During 2017, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2017 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2017 and 2016.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2017.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Benefit Charge maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.07% and 1.25%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio	$2,332,261	$5,050,121
AB VPS International Value Portfolio	$2,966,805	$14,627,404
AB VPS Small/Mid Cap Value Portfolio	$3,625,372	$6,935,017
AB VPS Value Portfolio	$2,187,890	$8,026,682
AB VPS International Growth Portfolio	$1,042,002	$1,553,319
Invesco V.I. Government Securities Fund	$1,381,115	$2,150,529
Invesco V.I. High Yield Fund	$878,133	$1,730,446
Invesco V.I. International Growth Fund	$50,165	$185,009
Invesco V.I. Diversified Dividend Fund	$3,405,419	$7,649,518
Invesco V.I. Government Money Market Fund	$29,940,214	$35,014,588
American Funds Bond Fund	$3,795,486	$27,955
American Funds Global Growth Fund	$2,217,907	$3,697,704
American Funds Growth Fund	$20,599,831	$22,957,467
American Funds Growth-Income Fund	$13,894,344	$20,089,182
American Funds International Fund	$4,715,247	$6,085,034
American Funds Global Small Capitalization Fund	$1,207,024	$1,869,735
Wells Fargo VT Omega Growth Fund	$56,050	$336,436
Fidelity® VIP Equity-Income Portfolio	$3,516,582	$8,872,853
Fidelity® VIP Growth Portfolio	$5,115,027	$4,869,916
Fidelity® VIP Contrafund® Portfolio	$15,509,795	$39,484,010
Fidelity® VIP Mid Cap Portfolio	$4,936,139	$10,517,824
Fidelity® VIP Value Strategies Portfolio	$1,622,421	$1,163,171
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$839,434	$1,149,894
Franklin Income VIP Fund	$149,589	$499,732
Franklin Small-Mid Cap Growth VIP Fund	$3,059,742	$2,714,378
Franklin Small Cap Value VIP Fund	$93,468	$133,442
Franklin Strategic Income VIP Fund	$5,775,492	$9,346,569
Franklin Mutual Shares VIP Fund	$3,577,479	$5,795,120
Templeton Developing Markets VIP Fund	$973,756	$1,789,713
Templeton Growth VIP Fund	$439,523	$2,131,601
Franklin Mutual Global Discovery VIP Fund	$27,880	$45,716
Templeton Global Bond VIP Fund	$67,694	$196,463
Hartford Balanced HLS Fund	$3,604,750	$6,383,764
Hartford Total Return Bond HLS Fund	$46,666,104	$70,178,214
Hartford Capital Appreciation HLS Fund	$6,651,102	$14,276,326
Hartford Dividend and Growth HLS Fund	$22,800,998	$42,899,596
Hartford Global Growth HLS Fund	$4,168,539	$4,168,900
Hartford Disciplined Equity HLS Fund	$16,265,651	$26,416,171
Hartford Growth Opportunities HLS Fund	$5,443,016	$20,983,255
Hartford High Yield HLS Fund	$4,535,735	$6,686,988
Hartford International Opportunities HLS Fund	$4,074,146	$20,952,215
Hartford Small/Mid Cap Equity HLS Fund	$599,754	$1,504,114
Hartford MidCap Value HLS Fund	$1,586,105	$1,437,492
Hartford Ultrashort Bond HLS Fund	$5,243,643	$12,061,586
Hartford Small Company HLS Fund	$626,084	$6,797,566
Hartford SmallCap Growth HLS Fund	$1,683,695	$4,665,893
Hartford Stock HLS Fund	$822,010	$5,323,459
Hartford U.S. Government Securities HLS Fund	$9,772,651	$20,921,146
Hartford Value HLS Fund	$6,522,073	$11,572,262
Lord Abbett Fundamental Equity Fund	$3,550,321	$5,259,962
Lord Abbett Calibrated Dividend Growth Fund	$1,564,304	$4,413,794
Lord Abbett Bond Debenture Fund	$5,600,627	$8,536,966
Lord Abbett Growth and Income Fund	$11,703,120	$18,275,483
Lord Abbett Classic Stock Fund	$559,987	$1,322,862
MFS® Growth Fund	$869,791	$1,293,854
MFS® Investors Trust Fund	$430,882	$832,034
MFS® Total Return Fund	$5,975,705	$10,077,456
MFS® Value Fund	$119,885	$344,364
Invesco V.I. Equity and Income Fund	$1,204,340	$3,010,418
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	$4,465,032	$8,062,788
Morgan Stanley VIF Emerging Markets Debt Portfolio+	$1,013,135	$807,511
Morgan Stanley VIF Emerging Markets Equity Portfolio+	$2,414,216	$5,488,327
Morgan Stanley VIF Growth Portfolio+	$8,263,752	$11,936,545
Morgan Stanley VIF Mid Cap Growth Portfolio+	$877,161	$2,009,815
Invesco V.I. American Value Fund	$2,258,706	$6,217,078
Morgan Stanley Mid Cap Growth Portfolio+	$286,564	$13,802,340
Invesco V.I. Equally-Weighted S&P 500 Fund	$3,897,848	$9,307,550
UIF Small Company Growth Portfolio+	$126,132	$4,427,014
Morgan Stanley VIF Global Franchise Portfolio+	$1,478,145	$1,574,149
Oppenheimer Discovery Mid Cap Growth Fund/VA	$1,266,646	$1,591,082
Oppenheimer Capital Appreciation Fund/VA	$3,569,223	$6,727,977
Oppenheimer Global Fund/VA	$3,582,987	$27,768,350
Oppenheimer Main Street Fund®/VA	$814,554	$1,854,308
Oppenheimer Main Street Small Cap Fund/VA	$4,216,630	$11,483,161
Putnam VT Diversified Income Fund	$3,001,922	$5,288,110
Putnam VT Global Asset Allocation Fund	$657,904	$1,758,606
Putnam VT Growth and Income Fund+	$780,331	$4,050,677
Putnam VT Growth Opportunities Fund	$469,021	$813,235
Putnam VT International Value Fund	$496,160	$2,695,556
Putnam VT International Equity Fund	$2,585,819	$8,584,574
Putnam VT Investors Fund	$1,724,329	$5,032,034
Putnam VT Multi-Cap Growth Fund	$1,801,791	$3,804,849
Putnam VT Small Cap Value Fund	$3,700,607	$7,350,948
Putnam VT George Putnam Balanced Fund	$394,437	$802,549
Putnam VT Equity Income Fund+	$5,801,396	$5,090,231
Invesco V.I. Growth and Income Fund	$6,501,091	$13,655,524
Invesco V.I. Comstock Fund	$5,617,004	$12,696,754
Invesco V.I. American Franchise Fund	$252,239	$235,792
Invesco V.I. Mid Cap Growth Fund	$355,967	$190,063
Wells Fargo VT Index Asset Allocation Fund	$70,140	$88,414
Wells Fargo VT International Equity Fund	$800	$9,562
Wells Fargo VT Small Cap Growth Fund	$55,736	$251,432
Wells Fargo VT Discovery Fund	$11,736	$28,651
Wells Fargo VT Opportunity Fund	$5,557	$5,899
Morgan Stanley VIF Global Infrastructure Portfolio+	$1,132,284	$2,884,375
HIMCO VIT Index Fund	$2,892,512	$3,524,074
HIMCO VIT American Funds Bond Fund+	$559,309	$4,361,781
HIMCO VIT American Funds Global Growth Fund+	$138,893	$425,232
HIMCO VIT American Funds Global Small Capitalization Fund+	$247,832	$820,347
HIMCO VIT American Funds Growth Fund+	$1,487,431	$3,736,228
HIMCO VIT American Funds Growth-Income Fund+	$835,849	$2,213,983
HIMCO VIT American Funds International Fund+	$835,836	$3,044,728
MFS® Core Equity Portfolio	$473,386	$480,092
MFS® Massachusetts Investors Growth Stock Portfolio	$275,432	$308,789

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	107,427	299,384	(191,957)
AB VPS International Value Portfolio	219,786	1,344,156	(1,124,370)
AB VPS Small/Mid Cap Value Portfolio	114,025	289,622	(175,597)
AB VPS Value Portfolio	138,341	536,101	(397,760)
AB VPS International Growth Portfolio	118,793	178,761	(59,968)
Invesco V.I. Government Securities Fund	130,593	207,425	(76,832)
Invesco V.I. High Yield Fund	54,914	134,318	(79,404)
Invesco V.I. International Growth Fund	3,691	14,592	(10,901)
Invesco V.I. Diversified Dividend Fund	72,591	376,731	(304,140)
Invesco V.I. Government Money Market Fund	3,090,315	3,590,097	(499,782)
American Funds Bond Fund	374,994	2,259	372,735
American Funds Global Growth Fund	78,572	154,067	(75,495)
American Funds Growth Fund	491,726	1,048,310	(556,584)
American Funds Growth-Income Fund	326,663	797,786	(471,123)
American Funds International Fund	323,650	358,332	(34,682)
American Funds Global Small Capitalization Fund	86,446	75,474	10,972
Wells Fargo VT Omega Growth Fund	1,598	14,906	(13,308)
Fidelity® VIP Equity-Income Portfolio	140,846	495,567	(354,721)
Fidelity® VIP Growth Portfolio	167,969	209,222	(41,253)
Fidelity® VIP Contrafund® Portfolio	194,716	1,651,998	(1,457,282)
Fidelity® VIP Mid Cap Portfolio	101,483	423,339	(321,856)
Fidelity® VIP Value Strategies Portfolio	20,952	56,354	(35,402)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	30,191	63,527	(33,336)
Franklin Income VIP Fund	3,914	30,768	(26,854)
Franklin Small-Mid Cap Growth VIP Fund	94,894	160,242	(65,348)
Franklin Small Cap Value VIP Fund	2,690	6,379	(3,689)
Franklin Strategic Income VIP Fund	248,474	460,078	(211,604)
Franklin Mutual Shares VIP Fund	61,940	238,877	(176,937)
Templeton Developing Markets VIP Fund	47,192	78,657	(31,465)
Templeton Growth VIP Fund	17,293	120,290	(102,997)
Franklin Mutual Global Discovery VIP Fund	247	2,606	(2,359)
Templeton Global Bond VIP Fund	4,534	12,753	(8,219)
Hartford Balanced HLS Fund	978,981	2,492,949	(1,513,968)
Hartford Total Return Bond HLS Fund	12,244,131	24,252,108	(12,007,977)
Hartford Capital Appreciation HLS Fund	140,970	673,703	(532,733)
Hartford Dividend and Growth HLS Fund	1,597,728	10,996,299	(9,398,571)
Hartford Global Growth HLS Fund	861,167	1,031,129	(169,962)
Hartford Disciplined Equity HLS Fund	768,227	8,727,016	(7,958,789)
Hartford Growth Opportunities HLS Fund	934,208	4,887,058	(3,952,850)
Hartford High Yield HLS Fund	1,064,725	2,514,495	(1,449,770)
Hartford International Opportunities HLS Fund	1,231,608	8,492,109	(7,260,501)
Hartford Small/Mid Cap Equity HLS Fund	20,786	79,245	(58,459)
Hartford MidCap Value HLS Fund	53,554	62,518	(8,964)
Hartford Ultrashort Bond HLS Fund	4,148,350	9,261,966	(5,113,616)
Hartford Small Company HLS Fund	138,776	1,923,749	(1,784,973)
Hartford SmallCap Growth HLS Fund	437,252	1,156,443	(719,191)
Hartford Stock HLS Fund	189,303	2,427,454	(2,238,151)
Hartford U.S. Government Securities HLS Fund	6,616,054	16,405,185	(9,789,131)
Hartford Value HLS Fund	575,332	4,552,679	(3,977,347)
Lord Abbett Fundamental Equity Fund	53,104	231,699	(178,595)
Lord Abbett Calibrated Dividend Growth Fund	26,458	203,407	(176,949)
Lord Abbett Bond Debenture Fund	203,743	446,187	(242,444)
Lord Abbett Growth and Income Fund	167,462	1,012,478	(845,016)
Lord Abbett Classic Stock Fund	7,166	65,947	(58,781)
MFS® Growth Fund	51,369	99,159	(47,790)
MFS® Investors Trust Fund	13,358	45,164	(31,806)
MFS® Total Return Fund	176,625	478,695	(302,070)
MFS® Value Fund	1,942	17,468	(15,526)
Invesco V.I. Equity and Income Fund	27,746	144,922	(117,176)
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	302,257	511,308	(209,051)
Morgan Stanley VIF Emerging Markets Debt Portfolio+	42,355	29,837	12,518
Morgan Stanley VIF Emerging Markets Equity Portfolio+	124,741	288,244	(163,503)
Morgan Stanley VIF Growth Portfolio+	130,568	619,856	(489,288)
Morgan Stanley VIF Mid Cap Growth Portfolio+	44,129	92,215	(48,086)
Invesco V.I. American Value Fund	103,238	278,527	(175,289)
Morgan Stanley Mid Cap Growth Portfolio+	15,110	435,048	(419,938)
Invesco V.I. Equally-Weighted S&P 500 Fund	84,005	292,003	(207,998)
UIF Small Company Growth Portfolio+	3,878	213,811	(209,933)
Morgan Stanley VIF Global Franchise Portfolio+	11,630	44,661	(33,031)
Oppenheimer Discovery Mid Cap Growth Fund/VA	38,972	85,380	(46,408)
Oppenheimer Capital Appreciation Fund/VA	72,671	362,160	(289,489)
Oppenheimer Global Fund/VA	151,868	1,288,892	(1,137,024)
Oppenheimer Main Street Fund®/VA	30,632	90,413	(59,781)
Oppenheimer Main Street Small Cap Fund/VA	73,311	477,208	(403,897)
Putnam VT Diversified Income Fund	98,064	257,517	(159,453)
Putnam VT Global Asset Allocation Fund	9,016	42,330	(33,314)
Putnam VT Growth and Income Fund+	8,220	103,318	(95,098)
Putnam VT Growth Opportunities Fund	34,476	63,796	(29,320)
Putnam VT International Value Fund	41,030	315,682	(274,652)
Putnam VT International Equity Fund	128,690	507,095	(378,405)
Putnam VT Investors Fund	35,908	311,898	(275,990)
Putnam VT Multi-Cap Growth Fund	28,692	147,996	(119,304)
Putnam VT Small Cap Value Fund	74,163	196,908	(122,745)
Putnam VT George Putnam Balanced Fund	20,072	45,258	(25,186)
Putnam VT Equity Income Fund+	192,471	175,784	16,687
Invesco V.I. Growth and Income Fund	140,558	496,644	(356,086)
Invesco V.I. Comstock Fund	95,267	459,596	(364,329)
Invesco V.I. American Franchise Fund	6,847	8,648	(1,801)
Invesco V.I. Mid Cap Growth Fund	14,323	8,689	5,634
Wells Fargo VT Index Asset Allocation Fund	19,441	37,821	(18,380)
Wells Fargo VT International Equity Fund	1	666	(665)
Wells Fargo VT Small Cap Growth Fund	11,594	85,560	(73,966)
Wells Fargo VT Discovery Fund	13	896	(883)
Wells Fargo VT Opportunity Fund	—	241	(241)
Morgan Stanley VIF Global Infrastructure Portfolio+	24,717	235,133	(210,416)
HIMCO VIT Index Fund	648,468	1,070,483	(422,015)
HIMCO VIT American Funds Bond Fund+	38,679	371,405	(332,726)
HIMCO VIT American Funds Global Growth Fund+	1,465	23,315	(21,850)
HIMCO VIT American Funds Global Small Capitalization Fund+	903	59,823	(58,920)
HIMCO VIT American Funds Growth Fund+	2,310	188,980	(186,670)
HIMCO VIT American Funds Growth-Income Fund+	548	116,614	(116,066)
HIMCO VIT American Funds International Fund+	7,450	244,330	(236,880)
MFS® Core Equity Portfolio	21,874	34,181	(12,307)
MFS® Massachusetts Investors Growth Stock Portfolio	12,846	22,167	(9,321)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	56,572	394,871	(338,299)
AB VPS International Value Portfolio	572,256	1,767,498	(1,195,242)
AB VPS Small/Mid Cap Value Portfolio	172,451	209,947	(37,496)
AB VPS Value Portfolio	140,166	601,877	(461,711)
AB VPS International Growth Portfolio	50,386	129,530	(79,144)
Invesco V.I. Government Securities Fund	157,505	272,342	(114,837)
Invesco V.I. High Yield Fund	65,385	149,468	(84,083)
Invesco V.I. International Growth Fund	4,586	23,020	(18,434)
Invesco V.I. Diversified Dividend Fund	133,205	502,108	(368,903)
Invesco V.I. Government Money Market Fund	7,377,877	4,424,187	2,953,690
American Funds Global Growth Fund	40,386	266,441	(226,055)
American Funds Growth Fund	272,078	1,491,977	(1,219,899)
American Funds Growth-Income Fund	280,126	1,145,632	(865,506)
American Funds International Fund	104,850	552,447	(447,597)
American Funds Global Small Capitalization Fund	18,800	111,090	(92,290)
Wells Fargo VT Omega Growth Fund	2,145	26,527	(24,382)
Fidelity® VIP Equity-Income Portfolio	128,342	719,237	(590,895)
Fidelity® VIP Growth Portfolio	83,513	287,083	(203,570)
Fidelity® VIP Contrafund® Portfolio	257,865	2,217,334	(1,959,469)
Fidelity® VIP Mid Cap Portfolio	101,493	656,089	(554,596)
Fidelity® VIP Value Strategies Portfolio	14,059	98,348	(84,289)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	74,164	148,762	(74,598)
Franklin Income VIP Fund	10,630	45,209	(34,579)
Franklin Small-Mid Cap Growth VIP Fund	47,693	236,691	(188,998)
Franklin Small Cap Value VIP Fund	2,358	12,663	(10,305)
Franklin Strategic Income VIP Fund	114,277	467,119	(352,842)
Franklin Mutual Shares VIP Fund	100,095	357,513	(257,418)
Templeton Developing Markets VIP Fund	26,365	47,890	(21,525)
Templeton Growth VIP Fund	33,165	143,121	(109,956)
Franklin Mutual Global Discovery VIP Fund	156	9,290	(9,134)
Templeton Global Bond VIP Fund	10,244	34,603	(24,359)
Hartford Balanced HLS Fund	1,684,257	3,438,598	(1,754,341)
Hartford Total Return Bond HLS Fund	12,016,768	37,264,013	(25,247,245)
Hartford Capital Appreciation HLS Fund	259,330	1,064,653	(805,323)
Hartford Dividend and Growth HLS Fund	2,670,220	15,395,660	(12,725,440)
Hartford Global Growth HLS Fund	554,094	1,295,485	(741,391)
Hartford Disciplined Equity HLS Fund	2,449,222	14,451,592	(12,002,370)
Hartford Growth Opportunities HLS Fund	1,691,327	6,583,355	(4,892,028)
Hartford High Yield HLS Fund	2,359,361	4,198,663	(1,839,302)
Hartford International Opportunities HLS Fund	3,389,834	10,346,856	(6,957,022)
Hartford Small/Mid Cap Equity HLS Fund	46,641	108,197	(61,556)
Hartford MidCap Value HLS Fund	73,096	86,692	(13,596)
Hartford Ultrashort Bond HLS Fund	6,132,694	11,430,898	(5,298,204)
Hartford Small Company HLS Fund	951,171	2,661,070	(1,709,899)
Hartford SmallCap Growth HLS Fund	485,892	1,730,013	(1,244,121)
Hartford Stock HLS Fund	1,247,916	1,402,008	(154,092)
Hartford U.S. Government Securities HLS Fund	14,240,725	21,058,369	(6,817,644)
Hartford Value HLS Fund	774,198	6,880,165	(6,105,967)
Lord Abbett Fundamental Equity Fund	21,077	406,112	(385,035)
Lord Abbett Calibrated Dividend Growth Fund	287,593	256,694	30,899
Lord Abbett Bond Debenture Fund	242,205	674,133	(431,928)
Lord Abbett Growth and Income Fund	69,634	1,432,967	(1,363,333)
Lord Abbett Classic Stock Fund	6,928	65,513	(58,585)
MFS® Growth Fund	15,792	65,964	(50,172)
MFS® Investors Trust Fund	25,383	89,926	(64,543)
MFS® Total Return Fund	167,020	602,776	(435,756)
MFS® Value Fund	3,324	27,269	(23,945)
Invesco V.I. Equity and Income Fund	69,602	239,835	(170,233)
UIF Core Plus Fixed Income Portfolio	265,520	702,946	(437,426)
UIF Emerging Markets Debt Portfolio	7,022	39,692	(32,670)
UIF Emerging Markets Equity Portfolio	101,806	317,999	(216,193)
UIF Growth Portfolio	132,008	846,963	(714,955)
UIF Mid Cap Growth Portfolio	17,267	94,602	(77,335)
Invesco V.I. American Value Fund	82,058	231,330	(149,272)
Morgan Stanley Mid Cap Growth Portfolio	12,295	161,308	(149,013)
Invesco V.I. Equally-Weighted S&P 500 Fund	298,388	452,749	(154,361)
UIF Small Company Growth Portfolio	18,401	60,202	(41,801)
UIF Global Franchise Portfolio	26,441	82,362	(55,921)
Oppenheimer Discovery Mid Cap Growth Fund/VA	79,526	135,245	(55,719)
Oppenheimer Capital Appreciation Fund/VA	93,911	514,831	(420,920)
Oppenheimer Global Fund/VA	424,696	1,382,519	(957,823)
Oppenheimer Main Street Fund®/VA	44,842	133,167	(88,325)
Oppenheimer Main Street Small Cap Fund/VA	95,416	671,767	(576,351)
Putnam VT Diversified Income Fund	66,337	354,610	(288,273)
Putnam VT Global Asset Allocation Fund	6,757	44,224	(37,467)
Putnam VT Growth and Income Fund	5,028	35,126	(30,098)
Putnam VT Growth Opportunities Fund	266,701	6,504	260,197
Putnam VT International Value Fund	231,013	341,941	(110,928)
Putnam VT International Equity Fund	272,039	645,603	(373,564)
Putnam VT Investors Fund	22,352	339,073	(316,721)
Putnam VT Multi-Cap Growth Fund	48,377	165,987	(117,610)
Putnam VT Small Cap Value Fund	59,759	223,733	(163,974)
Putnam VT George Putnam Balanced Fund	14,170	84,515	(70,345)
Putnam VT Equity Income Fund	50,648	156,644	(105,996)
Invesco V.I. Growth and Income Fund	111,047	548,088	(437,041)
Invesco V.I. Comstock Fund	90,542	615,564	(525,022)
Invesco V.I. American Franchise Fund	6,244	12,573	(6,329)
Invesco V.I. Mid Cap Growth Fund	1,938	20,819	(18,881)
Wells Fargo VT Index Asset Allocation Fund	5,052	34,223	(29,171)
Wells Fargo VT International Equity Fund	122	124	(2)
Wells Fargo VT Small Cap Growth Fund	30,155	193,489	(163,334)
Wells Fargo VT Discovery Fund	135	620	(485)
Wells Fargo VT Opportunity Fund	—	438	(438)
UIF Global Infrastructure Portfolio	98,006	317,875	(219,869)
HIMCO VIT Index Fund	855,739	1,432,867	(577,128)
HIMCO VIT American Funds Bond Fund	17,286	98,421	(81,135)
HIMCO VIT American Funds Global Growth Fund	2,880	1,267	1,613
HIMCO VIT American Funds Global Small Capitalization Fund	4,546	20,950	(16,404)
HIMCO VIT American Funds Growth Fund	1,435	62,498	(61,063)
HIMCO VIT American Funds Growth-Income Fund	2,424	35,820	(33,396)
HIMCO VIT American Funds International Fund	16,478	79,549	(63,071)
MFS® Core Equity Portfolio	42,931	49,792	(6,861)
MFS® Massachusetts Investors Growth Stock Portfolio	32,063	61,419	(29,356)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2017. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Wealth Strategy Portfolio
2017	1,355,216	$15.121528	to	$18.809106	$22,968,471	0.75%	to	2.45%	1.69%	to	1.88%	12.83%	to	14.76%
2016	1,547,173	$13.402613	to	$16.390174	$22,955,979	0.75%	to	2.45%	1.82%	to	1.83%	1.91%	to	3.66%
2015	1,885,472	$13.150786	to	$15.811075	$27,258,814	0.75%	to	2.45%	2.02%	to	2.04%	(1.16)%	to	0.54%
2014	2,531,439	$13.304869	to	$15.726627	$36,867,263	0.75%	to	2.45%	2.31%	to	2.43%	4.52%	to	6.31%
2013	3,198,333	$12.729771	to	$14.793271	$44,067,057	0.75%	to	2.45%	1.82%	to	2.27%	13.46%	to	15.40%
AB VPS International Value Portfolio
2017	4,400,834	$12.735796	to	$15.643661	$50,850,555	0.75%	to	2.70%	0.27%	to	1.88%	21.76%	to	24.16%
2016	5,525,204	$10.257571	to	$12.847489	$51,718,415	0.75%	to	2.70%	1.04%	to	1.10%	(3.44)%	to	(1.54)%
2015	6,720,446	$10.418047	to	$13.305686	$64,236,830	0.75%	to	2.70%	2.21%	to	2.25%	(0.33)%	to	1.64%
2014	8,145,900	$10.250283	to	$13.349315	$77,052,934	0.75%	to	2.70%	2.18%	to	3.13%	(8.95)%	to	(7.16)%
2013	9,763,496	$11.040717	to	$14.699331	$99,970,386	0.75%	to	2.65%	4.75%	to	6.22%	19.52%	to	21.81%
AB VPS Small/Mid Cap Value Portfolio
2017	657,327	$28.155848	to	$33.483370	$17,151,276	0.75%	to	2.65%	0.24%	to	0.24%	9.90%	to	12.01%
2016	832,924	$25.137660	to	$30.467193	$19,302,235	0.75%	to	2.65%	0.33%	to	0.42%	21.53%	to	23.86%
2015	870,420	$20.295187	to	$25.069506	$16,380,010	0.75%	to	2.65%	0.42%	to	0.52%	(8.16)%	to	(6.40)%
2014	1,039,966	$21.682602	to	$27.297415	$21,105,703	0.75%	to	2.65%	0.44%	to	0.47%	6.10%	to	8.13%
2013	1,371,039	$20.051917	to	$25.728586	$25,838,715	0.75%	to	2.65%	0.36%	to	0.64%	34.04%	to	36.61%
AB VPS Value Portfolio
2017	1,790,310	$17.198498	to	$21.770563	$28,127,186	0.75%	to	2.65%	1.14%	to	1.22%	10.33%	to	12.45%
2016	2,188,070	$15.294811	to	$19.731962	$30,732,835	0.75%	to	2.65%	1.46%	to	1.49%	8.38%	to	10.46%
2015	2,649,781	$13.846769	to	$18.206480	$33,905,103	0.75%	to	2.65%	1.78%	to	1.89%	(9.60)%	to	(7.86)%
2014	3,265,021	$15.028554	to	$20.139748	$45,651,120	0.75%	to	2.65%	1.34%	to	1.46%	7.88%	to	9.95%
2013	4,374,952	$13.668974	to	$18.669017	$55,889,756	0.75%	to	2.65%	1.89%	to	2.04%	32.93%	to	35.47%
AB VPS International Growth Portfolio
2017	427,661	$10.352857	to	$17.530009	$4,157,435	0.75%	to	2.65%	0.90%	to	0.91%	31.12%	to	33.63%
2016	487,629	$7.747499	to	$13.369811	$3,552,191	0.75%	to	2.65%	—%	to	—%	(9.50)%	to	(7.76)%
2015	566,773	$8.399662	to	$14.773588	$4,513,461	0.75%	to	2.65%	0.05%	to	0.06%	(4.73)%	to	(2.91)%
2014	720,276	$8.651005	to	$15.507732	$6,004,419	0.75%	to	2.65%	—%	to	—%	(3.99)%	to	(2.15)%
2013	886,792	$8.841249	to	$16.152775	$7,538,512	0.75%	to	2.65%	0.64%	to	0.74%	10.36%	to	12.47%
Invesco V.I. Government Securities Fund
2017	625,437	$9.357968	to	$10.256569	$6,145,710	1.50%	to	2.85%	1.77%	to	1.85%	(1.14)%	to	0.21%
2016	702,269	$9.465679	to	$10.235500	$6,922,230	1.50%	to	2.85%	1.53%	to	1.75%	(1.84)%	to	(0.50)%
2015	817,106	$9.642760	to	$10.287142	$8,149,221	1.50%	to	2.85%	1.96%	to	2.10%	(2.75)%	to	(1.43)%
2014	992,038	$9.915475	to	$10.436234	$10,109,799	1.50%	to	2.85%	2.80%	to	2.96%	0.96%	to	2.33%
2013	1,180,750	$9.820931	to	$10.198135	$11,836,872	1.50%	to	2.85%	2.66%	to	3.90%	(5.58)%	to	(4.30)%
Invesco V.I. High Yield Fund
2017	540,924	$11.837868	to	$13.151881	$6,841,260	1.30%	to	2.85%	4.02%	to	5.57%	3.31%	to	4.93%
2016	620,328	$11.458239	to	$12.534333	$7,532,646	1.30%	to	2.85%	4.19%	to	4.20%	8.09%	to	9.78%
2015	704,411	$10.600835	to	$11.418085	$7,831,243	1.30%	to	2.85%	4.67%	to	5.75%	(5.89)%	to	(4.42)%
2014	864,874	$11.264023	to	$11.945739	$10,125,602	1.30%	to	2.85%	4.08%	to	4.61%	(1.13)%	to	0.41%
2013	1,107,198	$11.392973	to	$11.896653	$12,986,273	1.30%	to	2.85%	4.60%	to	5.13%	4.00%	to	5.63%
Invesco V.I. International Growth Fund
2017	49,450	$13.095797	to	$13.487788	$663,987	1.00%	to	1.30%	1.19%	to	1.19%	21.14%	to	21.51%
2016	60,351	$10.810315	to	$11.100574	$667,575	1.00%	to	1.30%	1.07%	to	1.18%	(1.98)%	to	(1.69)%
2015	78,785	$11.028699	to	$11.290875	$887,298	1.00%	to	1.30%	1.22%	to	1.29%	(3.87)%	to	(3.58)%
2014	90,318	$11.473137	to	$11.710671	$1,055,574	1.00%	to	1.30%	1.37%	to	1.38%	(1.20)%	to	(0.91)%
2013	93,077	$11.612802	to	$11.817709	$1,098,067	1.00%	to	1.30%	1.06%	to	1.08%	17.19%	to	17.54%
Invesco V.I. Diversified Dividend Fund
2017	2,228,104	$17.761690	to	$20.064782	$43,875,784	1.30%	to	2.85%	1.50%	to	1.61%	5.30%	to	7.17%
2016	2,532,244	$16.867199	to	$18.721996	$46,651,465	1.30%	to	2.85%	1.27%	to	1.68%	11.32%	to	13.33%
2015	2,901,147	$15.152039	to	$16.519903	$47,296,863	1.30%	to	2.85%	1.65%	to	1.82%	(1.04)%	to	0.75%
2014	3,458,959	$15.312044	to	$16.397210	$56,131,603	1.30%	to	2.85%	1.51%	to	1.63%	9.37%	to	11.37%
2013	4,517,650	$13.999762	to	$14.723123	$66,018,702	1.30%	to	2.85%	2.14%	to	3.58%	27.09%	to	29.34%
Invesco V.I. Government Money Market Fund
2017	5,558,097	$9.519851	to	$9.729665	$53,494,545	0.75%	to	2.85%	0.33%	to	0.57%	(2.50)%	to	(0.19)%
2016	6,057,879	$9.748012	to	$9.764366	$58,568,910	0.75%	to	2.85%	0.03%	to	0.09%	(2.36)%	to	(0.65)%
2015	3,104,189	$9.401631	to	$9.812003	$29,904,594	0.75%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.74)%
2014	3,258,518	$9.628967	to	$9.884782	$31,831,772	0.75%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.73)%
2013	3,812,606	$9.861578	to	$9.957895	$37,798,153	0.75%	to	2.40%	0.01%	to	0.01%	(1.38)%	to	(0.42)%
American Funds Bond Fund
2017	372,735	$9.995538	to	$10.008353	$3,729,558	1.00%	to	1.30%	1.43%	to	1.44%	(0.04)%	to	0.08%
American Funds Global Growth Fund
2017	1,116,374	$10.667354	to	$27.288351	$25,074,736	1.00%	to	2.85%	0.48%	to	0.64%	6.67%	to	27.78%
2016	1,191,869	$2.614582	to	$21.355968	$21,100,294	1.30%	to	2.85%	0.85%	to	1.03%	(2.21)%	to	(0.68)%
2015	1,417,924	$2.632444	to	$21.837710	$24,974,513	1.30%	to	2.85%	1.01%	to	1.15%	3.93%	to	5.56%
2014	1,593,841	$2.493894	to	$21.011536	$26,953,602	1.30%	to	2.85%	1.12%	to	1.17%	(0.56)%	to	0.99%
2013	2,140,970	$2.469409	to	$21.130260	$36,105,541	1.30%	to	2.85%	1.22%	to	2.06%	25.55%	to	27.51%
American Funds Growth Fund
2017	6,392,080	$10.694479	to	$31.621627	$139,041,443	1.00%	to	2.85%	0.32%	to	0.51%	6.94%	to	24.69%
2016	6,948,664	$2.376330	to	$25.360359	$121,978,574	1.30%	to	2.85%	0.70%	to	0.79%	6.41%	to	8.07%
2015	8,168,563	$2.198808	to	$23.832271	$132,791,045	1.30%	to	2.85%	0.58%	to	0.58%	3.86%	to	5.48%
2014	9,701,852	$2.084619	to	$22.947533	$150,790,094	1.30%	to	2.85%	0.71%	to	0.78%	5.46%	to	7.11%
2013	12,394,768	$1.946294	to	$21.759453	$180,758,727	1.30%	to	2.85%	0.85%	to	0.96%	26.45%	to	28.42%
American Funds Growth-Income Fund
2017	4,833,060	$10.800100	to	$27.412266	$117,927,708	1.00%	to	2.85%	1.02%	to	1.43%	8.00%	to	18.95%
2016	5,304,183	$2.158449	to	$23.046088	$109,981,588	1.30%	to	2.85%	1.43%	to	1.56%	8.39%	to	10.08%
2015	6,169,689	$1.960791	to	$21.262565	$117,002,012	1.30%	to	2.85%	1.25%	to	1.28%	(1.40)%	to	0.14%
2014	7,389,426	$1.957970	to	$21.563654	$140,792,471	1.30%	to	2.85%	1.01%	to	1.27%	7.53%	to	9.21%
2013	9,644,679	$1.792918	to	$20.054357	$168,000,478	1.30%	to	2.85%	0.99%	to	1.43%	29.75%	to	31.78%
American Funds International Fund
2017	2,220,970	$10.688456	to	$20.039761	$36,684,723	1.00%	to	2.85%	0.97%	to	1.30%	6.88%	to	28.44%
2016	2,255,652	$1.984441	to	$15.603001	$29,799,126	1.30%	to	2.85%	1.40%	to	1.57%	0.62%	to	2.19%
2015	2,703,249	$1.941823	to	$15.506348	$34,953,775	1.30%	to	2.85%	1.37%	to	1.45%	(7.21)%	to	(5.76)%
2014	3,191,762	$2.060495	to	$16.711217	$43,919,637	1.30%	to	2.85%	1.06%	to	1.32%	(5.39)%	to	(3.91)%
2013	4,089,024	$2.144357	to	$17.663102	$58,387,358	1.30%	to	2.85%	1.09%	to	1.36%	18.22%	to	20.06%
American Funds Global Small Capitalization Fund
2017	522,787	$10.869120	to	$26.119519	$11,877,558	1.00%	to	2.85%	0.04%	to	0.43%	8.69%	to	22.36%
2016	511,815	$2.587027	to	$21.346660	$10,119,309	1.30%	to	2.85%	0.26%	to	0.28%	(0.77)%	to	0.78%
2015	604,105	$2.567014	to	$21.512388	$11,886,755	1.30%	to	2.85%	—%	to	—%	(2.55)%	to	(1.03)%
2014	710,147	$2.593713	to	$22.075893	$14,059,524	1.30%	to	2.85%	0.12%	to	0.12%	(0.75)%	to	0.80%
2013	918,920	$2.573031	to	$22.242127	$18,368,180	1.30%	to	2.85%	0.29%	to	0.88%	24.68%	to	26.62%
Wells Fargo VT Omega Growth Fund
2017	44,086	$24.040552	to	$26.387012	$1,128,545	1.15%	to	2.40%	—%	to	0.01%	31.41%	to	33.06%
2016	57,394	$18.294615	to	$19.831134	$1,106,600	1.15%	to	2.40%	—%	to	—%	(1.87)%	to	(0.63)%
2015	81,776	$18.642609	to	$19.957208	$1,592,384	1.15%	to	2.40%	—%	to	—%	(1.06)%	to	0.19%
2014	104,859	$18.842238	to	$19.920292	$2,050,396	1.15%	to	2.40%	—%	to	—%	1.40%	to	2.68%
2013	143,471	$18.581799	to	$19.400901	$2,743,153	1.15%	to	2.40%	0.12%	to	0.13%	36.57%	to	38.28%
Fidelity® VIP Equity-Income Portfolio
2017	2,087,893	$20.545195	to	$24.881863	$39,234,101	0.75%	to	2.70%	1.47%	to	1.52%	9.65%	to	11.81%
2016	2,442,614	$18.375412	to	$22.692073	$41,302,857	0.75%	to	2.70%	1.98%	to	2.20%	14.57%	to	16.83%
2015	3,033,509	$15.728413	to	$19.805598	$44,148,179	0.75%	to	2.70%	2.84%	to	2.98%	(6.79)%	to	(4.95)%
2014	3,784,647	$16.548180	to	$21.248336	$58,306,105	0.75%	to	2.70%	2.44%	to	2.69%	5.59%	to	7.67%
2013	4,943,978	$15.369493	to	$20.123493	$71,149,085	0.75%	to	2.70%	1.93%	to	2.33%	24.42%	to	26.87%
Fidelity® VIP Growth Portfolio
2017	811,772	$27.591662	to	$31.328356	$20,493,529	0.75%	to	2.70%	0.09%	to	0.09%	31.23%	to	33.81%
2016	853,025	$20.620242	to	$23.873316	$16,258,591	0.75%	to	2.70%	—%	to	—%	(2.13)%	to	(0.20)%
2015	1,056,595	$20.661849	to	$24.392581	$20,304,949	0.75%	to	2.70%	0.03%	to	0.03%	4.06%	to	6.11%
2014	1,284,363	$19.472927	to	$23.441676	$23,399,351	0.75%	to	2.70%	—%	to	—%	8.06%	to	10.18%
2013	1,653,526	$17.673176	to	$21.694064	$27,444,009	0.75%	to	2.70%	0.04%	to	0.05%	32.38%	to	34.98%
Fidelity® VIP Contrafund® Portfolio
2017	7,434,473	$26.846330	to	$27.545664	$182,681,807	0.75%	to	2.70%	0.54%	to	0.75%	18.35%	to	20.68%
2016	8,891,755	$22.246144	to	$23.274784	$182,024,936	0.75%	to	2.70%	0.60%	to	0.63%	4.86%	to	6.93%
2015	10,851,224	$20.805337	to	$22.195989	$209,027,103	0.75%	to	2.70%	0.76%	to	0.80%	(2.26)%	to	(0.33)%
2014	13,398,198	$20.875230	to	$22.709193	$260,873,296	0.75%	to	2.70%	0.68%	to	1.05%	8.68%	to	10.82%
2013	17,516,012	$18.837029	to	$20.895412	$309,675,644	0.75%	to	2.70%	0.59%	to	0.88%	27.47%	to	29.97%
Fidelity® VIP Mid Cap Portfolio
2017	2,051,838	$28.257484	to	$28.875414	$53,078,140	0.75%	to	2.70%	0.35%	to	0.49%	17.33%	to	19.64%
2016	2,373,694	$23.619582	to	$24.611032	$51,574,504	0.75%	to	2.70%	0.30%	to	0.32%	8.94%	to	11.09%
2015	2,928,290	$21.262265	to	$22.591009	$57,602,305	0.75%	to	2.70%	0.25%	to	0.25%	(4.25)%	to	(2.36)%
2014	3,612,099	$21.776994	to	$23.593679	$73,279,424	0.75%	to	2.70%	0.02%	to	0.03%	3.21%	to	5.24%
2013	4,675,001	$20.692786	to	$22.860601	$90,489,841	0.75%	to	2.70%	0.25%	to	0.29%	32.25%	to	34.85%
Fidelity® VIP Value Strategies Portfolio
2017	211,763	$22.867649	to	$33.760175	$4,735,182	0.75%	to	2.70%	1.23%	to	1.24%	15.91%	to	18.20%
2016	247,165	$19.347370	to	$29.125133	$4,657,590	0.75%	to	2.70%	0.87%	to	0.93%	6.36%	to	8.46%
2015	331,454	$17.838981	to	$27.383313	$5,718,497	0.75%	to	2.70%	0.85%	to	0.88%	(5.77)%	to	(3.91)%
2014	442,296	$18.565570	to	$29.060046	$7,921,746	0.75%	to	2.70%	0.72%	to	0.80%	3.68%	to	5.72%
2013	657,583	$17.561540	to	$28.029835	$11,125,813	0.75%	to	2.70%	0.42%	to	0.72%	26.72%	to	29.21%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2017	241,898	$19.434825	to	$31.017316	$4,479,147	0.75%	to	2.65%	0.59%	to	0.60%	20.27%	to	22.58%
2016	275,234	$15.854975	to	$25.789020	$4,180,760	0.75%	to	2.65%	0.35%	to	0.85%	(0.03)%	to	1.89%
2015	349,832	$15.560550	to	$25.795642	$5,170,972	0.75%	to	2.65%	0.61%	to	0.62%	(1.62)%	to	0.27%
2014	500,532	$15.518699	to	$26.219871	$7,415,204	0.75%	to	2.65%	0.20%	to	0.21%	7.77%	to	9.83%
2013	537,380	$12.738293	to	$14.129404	$7,296,736	0.75%	to	2.40%	0.09%	to	0.13%	34.98%	to	37.22%
Franklin Income VIP Fund
2017	137,548	$15.615025	to	$16.082662	$2,188,540	1.00%	to	1.30%	3.93%	to	3.97%	8.14%	to	8.46%
2016	164,402	$14.440283	to	$14.828205	$2,416,701	1.00%	to	1.30%	4.36%	to	5.02%	12.40%	to	12.74%
2015	198,981	$12.847375	to	$13.153007	$2,601,143	1.00%	to	1.30%	4.75%	to	4.84%	(8.35)%	to	(8.07)%
2014	308,393	$14.017169	to	$14.307628	$4,389,262	1.00%	to	1.30%	4.73%	to	4.79%	3.17%	to	3.48%
2013	327,270	$13.586188	to	$13.826165	$4,504,927	1.00%	to	1.30%	6.11%	to	6.15%	12.38%	to	12.72%
Franklin Small-Mid Cap Growth VIP Fund
2017	916,423	$2.323785	to	$27.474531	$15,572,510	1.30%	to	2.85%	—%	to	—%	17.99%	to	19.83%
2016	981,771	$1.939208	to	$23.285583	$13,807,283	1.30%	to	2.85%	—%	to	—%	1.24%	to	2.82%
2015	1,170,769	$1.885939	to	$22.999750	$15,957,232	1.30%	to	2.85%	—%	to	—%	(5.39)%	to	(3.91)%
2014	1,371,284	$1.962775	to	$24.310895	$19,506,770	1.30%	to	2.85%	—%	to	—%	4.45%	to	6.08%
2013	1,733,770	$1.850212	to	$23.274741	$23,295,919	1.30%	to	2.85%	—%	to	—%	34.28%	to	36.37%
Franklin Small Cap Value VIP Fund
2017	26,652	$21.330821	to	$21.969827	$582,048	1.00%	to	1.30%	0.42%	to	0.43%	9.14%	to	9.46%
2016	30,341	$19.545271	to	$20.070494	$605,887	1.00%	to	1.30%	0.71%	to	0.72%	28.44%	to	28.83%
2015	40,646	$15.217357	to	$15.579506	$631,306	1.00%	to	1.30%	0.54%	to	0.57%	(8.71)%	to	(8.44)%
2014	53,721	$16.670010	to	$17.015591	$911,392	1.00%	to	1.30%	0.46%	to	0.47%	(0.82)%	to	(0.52)%
2013	52,854	$16.807858	to	$17.104876	$902,048	1.00%	to	1.30%	1.18%	to	1.18%	34.37%	to	34.77%
Franklin Strategic Income VIP Fund
2017	1,581,588	$2.199282	to	$15.287862	$31,351,917	1.30%	to	2.85%	3.00%	to	3.31%	1.79%	to	3.38%
2016	1,793,192	$2.127290	to	$15.018399	$34,402,210	1.30%	to	2.85%	3.61%	to	3.63%	5.21%	to	6.85%
2015	2,146,034	$1.990835	to	$14.274519	$38,777,646	1.30%	to	2.85%	5.96%	to	6.52%	(6.33)%	to	(4.86)%
2014	2,700,086	$2.092629	to	$15.238831	$51,386,777	1.30%	to	2.85%	5.91%	to	6.10%	(0.75)%	to	0.80%
2013	3,270,926	$2.075988	to	$15.353771	$62,789,065	1.30%	to	2.85%	4.87%	to	6.52%	0.61%	to	2.19%
Franklin Mutual Shares VIP Fund
2017	1,702,494	$15.872072	to	$20.788132	$37,043,859	1.00%	to	2.85%	2.05%	to	2.32%	5.30%	to	7.17%
2016	1,879,431	$14.809586	to	$19.741120	$38,569,335	1.00%	to	2.85%	1.71%	to	2.01%	12.80%	to	14.79%
2015	2,136,849	$12.901695	to	$17.501400	$38,568,724	1.00%	to	2.85%	2.65%	to	3.44%	(7.61)%	to	(5.99)%
2014	2,572,986	$13.724472	to	$18.942652	$49,799,140	1.00%	to	2.85%	1.87%	to	2.06%	4.11%	to	5.98%
2013	3,132,794	$12.950382	to	$18.194494	$58,313,141	1.00%	to	2.85%	1.95%	to	2.31%	24.66%	to	26.78%
Templeton Developing Markets VIP Fund
2017	287,960	$3.381002	to	$19.139532	$6,762,474	1.30%	to	2.85%	1.18%	to	1.32%	36.70%	to	38.84%
2016	319,425	$2.435230	to	$14.000644	$5,509,146	1.30%	to	2.85%	1.08%	to	1.09%	14.49%	to	16.27%
2015	340,950	$2.094429	to	$12.229204	$5,121,896	1.30%	to	2.85%	2.35%	to	2.54%	(21.69)%	to	(20.46)%
2014	392,500	$2.633339	to	$15.616404	$7,513,026	1.30%	to	2.85%	1.45%	to	1.71%	(10.67)%	to	(9.28)%
2013	539,070	$2.902585	to	$17.482158	$11,451,967	1.30%	to	2.85%	2.06%	to	2.25%	(3.52)%	to	(2.02)%
Templeton Growth VIP Fund
2017	536,085	$14.123752	to	$20.123979	$9,273,701	1.00%	to	2.85%	1.46%	to	1.62%	15.17%	to	17.20%
2016	639,082	$12.051030	to	$17.472920	$9,518,280	1.00%	to	2.85%	2.08%	to	2.25%	6.54%	to	8.38%
2015	749,038	$11.119593	to	$16.400418	$10,375,491	1.00%	to	2.85%	2.58%	to	2.67%	(9.12)%	to	(7.48)%
2014	917,280	$12.017938	to	$18.045385	$13,764,384	1.00%	to	2.85%	1.24%	to	1.36%	(5.55)%	to	(3.85)%
2013	1,110,890	$12.498834	to	$19.105145	$17,556,778	1.00%	to	2.85%	2.08%	to	2.57%	27.15%	to	29.34%
Franklin Mutual Global Discovery VIP Fund
2017	19,183	$16.050253	to	$16.530927	$311,856	1.00%	to	1.30%	1.62%	to	1.66%	7.10%	to	7.42%
2016	21,542	$14.986070	to	$15.388653	$327,094	1.00%	to	1.30%	1.21%	to	1.50%	10.57%	to	10.91%
2015	30,676	$13.553096	to	$13.875496	$422,101	1.00%	to	1.30%	2.58%	to	2.60%	(4.99)%	to	(4.70)%
2014	35,195	$14.264268	to	$14.559821	$509,152	1.00%	to	1.30%	1.91%	to	4.30%	4.23%	to	4.55%
2013	31,418	$13.684999	to	$13.926688	$437,285	1.00%	to	1.30%	1.90%	to	1.96%	25.88%	to	26.26%
Templeton Global Bond VIP Fund
2017	58,734	$14.070252	to	$14.491611	$843,166	1.00%	to	1.30%	—%	to	—%	0.45%	to	0.75%
2016	66,953	$14.007674	to	$14.383933	$956,040	1.00%	to	1.30%	—%	to	—%	1.54%	to	1.85%
2015	91,312	$13.795116	to	$14.123254	$1,280,982	1.00%	to	1.30%	7.67%	to	7.75%	(5.63)%	to	(5.34)%
2014	113,601	$14.617491	to	$14.920344	$1,685,989	1.00%	to	1.30%	4.78%	to	4.88%	0.38%	to	0.68%
2013	111,813	$14.562132	to	$14.819300	$1,649,863	1.00%	to	1.30%	4.45%	to	4.51%	0.22%	to	0.53%
Hartford Balanced HLS Fund
2017	12,983,932	$2.214994	to	$22.118490	$34,047,446	0.75%	to	2.70%	2.22%	to	2.39%	12.51%	to	14.73%
2016	14,497,900	$1.930657	to	$19.658633	$32,797,043	0.75%	to	2.70%	2.72%	to	2.87%	3.21%	to	5.24%
2015	16,252,241	$1.834460	to	$19.046884	$34,841,221	0.75%	to	2.70%	0.94%	to	1.94%	(2.49)%	to	(0.57)%
2014	19,064,633	$1.844993	to	$19.593127	$41,923,743	0.75%	to	2.65%	1.53%	to	1.87%	6.92%	to	8.97%
2013	21,181,245	$1.693116	to	$18.325111	$42,372,638	0.75%	to	2.65%	1.08%	to	1.96%	18.02%	to	20.28%
Hartford Total Return Bond HLS Fund
2017	147,062,532	$2.218559	to	$13.053015	$421,358,321	0.75%	to	2.70%	1.03%	to	2.92%	2.36%	to	4.37%
2016	159,070,509	$2.125612	to	$12.752386	$435,734,473	0.75%	to	2.70%	2.44%	to	2.47%	1.71%	to	3.71%
2015	184,317,754	$2.049512	to	$12.537921	$487,397,463	0.75%	to	2.70%	1.42%	to	3.04%	(3.24)%	to	(1.33)%
2014	226,614,259	$2.077135	to	$12.957181	$600,301,501	0.75%	to	2.70%	3.15%	to	3.22%	3.07%	to	5.10%
2013	291,763,976	$1.976410	to	$12.603646	$722,686,855	0.75%	to	2.65%	4.24%	to	4.39%	(3.94)%	to	(2.10)%
Hartford Capital Appreciation HLS Fund
2017	2,874,311	$23.918646	to	$28.430841	$62,843,273	0.75%	to	2.65%	0.90%	to	1.10%	18.95%	to	21.23%
2016	3,407,044	$19.730580	to	$23.902236	$61,838,784	0.75%	to	2.65%	1.08%	to	1.16%	2.76%	to	4.73%
2015	4,212,367	$18.838936	to	$23.259818	$73,471,543	0.75%	to	2.65%	0.88%	to	0.97%	(1.63)%	to	0.26%
2014	5,181,056	$18.789702	to	$23.644147	$90,858,781	0.75%	to	2.65%	0.85%	to	0.94%	4.50%	to	6.51%
2013	6,458,580	$17.642063	to	$22.625944	$107,626,143	0.75%	to	2.65%	0.95%	to	1.16%	35.44%	to	38.04%
Hartford Dividend and Growth HLS Fund
2017	49,343,306	$3.635303	to	$26.498860	$204,231,478	0.75%	to	2.65%	1.61%	to	1.62%	15.26%	to	17.47%
2016	58,741,877	$3.094576	to	$22.896881	$206,980,964	0.75%	to	2.70%	—%	to	2.02%	11.83%	to	14.03%
2015	71,467,317	$2.713886	to	$20.475445	$221,214,572	0.75%	to	2.70%	1.73%	to	5.24%	(3.79)%	to	(1.90)%
2014	88,026,299	$2.766335	to	$21.282182	$278,215,532	0.75%	to	2.70%	1.67%	to	1.75%	9.95%	to	12.12%
2013	116,194,328	$2.467388	to	$19.405426	$324,117,243	0.75%	to	2.65%	1.47%	to	2.20%	28.48%	to	30.94%
Hartford Global Growth HLS Fund
2017	3,116,186	$2.751546	to	$29.082796	$12,918,876	0.75%	to	2.65%	0.52%	to	0.55%	29.26%	to	31.73%
2016	3,286,148	$2.088700	to	$22.499788	$10,360,350	0.75%	to	2.65%	0.67%	to	0.72%	(0.71)%	to	1.19%
2015	4,027,539	$2.064124	to	$22.661555	$12,524,619	0.75%	to	2.65%	0.49%	to	0.50%	5.21%	to	7.23%
2014	4,029,880	$1.924928	to	$21.538692	$11,028,083	0.75%	to	2.65%	0.49%	to	0.51%	4.00%	to	5.99%
2013	4,132,243	$1.816121	to	$20.711072	$10,078,551	0.75%	to	2.65%	0.71%	to	0.74%	32.73%	to	35.28%
Hartford Disciplined Equity HLS Fund
2017	37,833,344	$2.761136	to	$30.429196	$119,068,565	0.75%	to	2.65%	0.92%	to	1.26%	18.73%	to	21.01%
2016	45,792,133	$2.281813	to	$25.628865	$119,253,301	0.75%	to	2.65%	0.89%	to	0.91%	2.99%	to	4.97%
2015	57,794,503	$2.173776	to	$24.883735	$141,733,369	0.75%	to	2.65%	0.68%	to	0.76%	4.04%	to	6.04%
2014	75,593,044	$2.050024	to	$23.917253	$172,390,882	0.75%	to	2.65%	0.56%	to	0.64%	13.14%	to	15.31%
2013	107,813,371	$1.777782	to	$21.138854	$209,139,718	0.75%	to	2.65%	1.34%	to	1.85%	32.27%	to	34.80%
Hartford Growth Opportunities HLS Fund
2017	17,625,125	$4.194461	to	$32.725063	$85,124,393	0.75%	to	2.70%	—%	to	—%	26.98%	to	29.47%
2016	21,577,975	$3.239632	to	$25.772716	$79,425,010	0.75%	to	2.70%	0.43%	to	0.43%	(3.14)%	to	(1.23)%
2015	26,470,003	$3.280131	to	$26.608796	$97,575,356	0.75%	to	2.70%	0.13%	to	0.13%	8.76%	to	10.90%
2014	31,275,273	$2.957713	to	$24.465652	$103,079,040	0.75%	to	2.70%	0.15%	to	0.18%	11.10%	to	13.29%
2013	36,584,242	$2.610723	to	$22.020532	$103,051,646	0.75%	to	2.70%	0.01%	to	0.01%	32.13%	to	34.73%
Hartford High Yield HLS Fund
2017	9,093,467	$2.641582	to	$21.874855	$25,762,010	0.75%	to	2.70%	—%	to	6.55%	4.74%	to	6.80%
2016	10,543,237	$2.473371	to	$20.969772	$27,549,452	0.75%	to	2.65%	6.58%	to	6.65%	11.26%	to	13.40%
2015	12,382,539	$2.181169	to	$18.847016	$28,377,561	0.75%	to	2.65%	6.14%	to	6.44%	(6.81)%	to	(5.02)%
2014	16,792,239	$2.296441	to	$20.223849	$40,402,819	0.75%	to	2.65%	7.44%	to	9.56%	(0.10)%	to	1.81%
2013	22,561,650	$2.255581	to	$20.244969	$51,648,104	0.75%	to	2.65%	7.61%	to	7.87%	3.65%	to	5.64%
Hartford International Opportunities HLS Fund
2017	35,216,160	$2.257718	to	$20.002861	$91,331,370	0.75%	to	2.70%	1.41%	to	1.46%	21.92%	to	24.32%
2016	42,476,661	$1.816098	to	$16.406850	$88,904,120	0.75%	to	2.70%	1.64%	to	1.66%	(1.44)%	to	0.50%
2015	49,433,683	$1.807059	to	$16.646662	$103,117,131	0.75%	to	2.70%	1.36%	to	1.39%	(0.84)%	to	1.12%
2014	60,944,952	$1.787129	to	$16.787470	$125,057,963	0.75%	to	2.70%	0.65%	to	2.12%	(6.44)%	to	(4.59)%
2013	76,590,885	$1.873156	to	$17.987985	$162,185,035	0.75%	to	2.65%	1.77%	to	2.22%	18.37%	to	20.64%
Hartford Small/Mid Cap Equity HLS Fund
2017	304,265	$18.941328	to	$31.657532	$5,757,213	0.75%	to	2.70%	—%	to	0.86%	11.38%	to	13.57%
2016	362,724	$16.678007	to	$28.538631	$6,118,437	0.75%	to	2.65%	1.40%	to	1.49%	13.44%	to	15.62%
2015	424,280	$14.425465	to	$25.157472	$6,161,155	0.75%	to	2.65%	1.17%	to	1.22%	(7.23)%	to	(5.45)%
2014	606,306	$15.256377	to	$27.117136	$9,278,313	0.75%	to	2.65%	1.50%	to	1.77%	2.47%	to	4.44%
2013	862,387	$14.608165	to	$26.463124	$12,431,841	0.75%	to	2.65%	1.33%	to	1.81%	33.92%	to	36.48%
Hartford MidCap Value HLS Fund
2017	295,744	$21.371884	to	$24.654618	$6,813,227	0.75%	to	2.65%	0.46%	to	0.56%	10.50%	to	12.62%
2016	304,708	$19.340863	to	$21.891928	$6,313,300	0.75%	to	2.65%	0.54%	to	0.54%	9.87%	to	11.98%
2015	318,304	$17.603548	to	$19.550455	$5,946,932	0.75%	to	2.65%	0.56%	to	0.57%	(3.80)%	to	(1.95)%
2014	437,393	$18.298149	to	$19.939237	$8,385,851	0.75%	to	2.65%	0.62%	to	0.69%	5.39%	to	7.41%
2013	593,853	$17.363025	to	$18.564105	$10,676,059	0.75%	to	2.65%	1.20%	to	1.26%	31.19%	to	33.70%
Hartford Ultrashort Bond HLS Fund
2017	24,937,749	$1.172043	to	$8.041857	$31,596,379	0.75%	to	2.65%	0.77%	to	0.78%	(1.63)%	to	0.26%
2016	30,051,365	$1.168994	to	$8.174932	$38,337,038	0.75%	to	2.65%	0.44%	to	0.46%	(1.68)%	to	0.21%
2015	35,349,569	$1.166551	to	$8.314209	$44,711,207	0.75%	to	2.65%	0.23%	to	0.35%	(2.49)%	to	(0.62)%
2014	48,014,541	$1.173812	to	$8.526629	$60,759,060	0.75%	to	2.65%	—%	to	—%	(2.52)%	to	(0.64)%
2013	70,320,363	$1.181432	to	$8.746879	$90,448,618	0.75%	to	2.65%	—%	to	—%	(2.62)%	to	(0.74)%
Hartford Small Company HLS Fund
2017	7,163,439	$3.304456	to	$27.023675	$26,981,261	0.75%	to	2.65%	—%	to	—%	23.06%	to	25.42%
2016	8,948,412	$2.634758	to	$21.959873	$26,775,014	0.75%	to	2.65%	—%	to	—%	(0.62)%	to	1.28%
2015	10,658,311	$2.601408	to	$22.097889	$31,712,218	0.75%	to	2.65%	—%	to	—%	(10.61)%	to	(8.90)%
2014	13,564,156	$2.855498	to	$24.721812	$44,499,580	0.75%	to	2.65%	—%	to	—%	4.27%	to	6.27%
2013	16,918,047	$2.686991	to	$23.709195	$51,929,550	0.75%	to	2.65%	0.10%	to	0.10%	40.61%	to	43.30%
Hartford SmallCap Growth HLS Fund
2017	4,839,360	$3.719664	to	$37.806308	$19,327,118	0.75%	to	2.70%	0.04%	to	0.04%	16.88%	to	19.18%
2016	5,558,551	$3.121123	to	$32.347106	$18,807,102	0.75%	to	2.70%	0.15%	to	0.16%	9.38%	to	11.53%
2015	6,802,672	$2.798359	to	$29.572946	$20,911,250	0.75%	to	2.70%	0.08%	to	0.08%	(3.20)%	to	(1.29)%
2014	8,245,697	$2.834928	to	$30.549521	$25,900,450	0.75%	to	2.70%	0.06%	to	0.07%	3.02%	to	5.04%
2013	12,242,271	$2.698799	to	$29.655347	$37,405,899	0.75%	to	2.70%	0.33%	to	0.39%	41.02%	to	43.79%
Hartford Stock HLS Fund
2017	6,150,556	$2.167695	to	$29.122976	$16,010,933	0.75%	to	2.65%	1.73%	to	1.87%	16.71%	to	18.95%
2016	8,388,707	$1.822328	to	$24.952305	$17,532,858	0.75%	to	2.65%	2.05%	to	2.61%	4.61%	to	6.61%
2015	8,542,799	$1.709314	to	$23.853605	$16,954,346	0.75%	to	2.65%	1.82%	to	1.93%	0.06%	to	1.98%
2014	11,437,645	$1.676202	to	$23.840129	$21,721,950	0.75%	to	2.65%	1.44%	to	1.77%	8.40%	to	10.47%
2013	15,580,450	$1.517272	to	$21.993573	$26,188,515	0.75%	to	2.65%	1.57%	to	1.94%	28.79%	to	31.26%
Hartford U.S. Government Securities HLS Fund
2017	57,769,407	$1.345619	to	$9.688990	$71,901,814	0.75%	to	2.70%	2.17%	to	2.18%	(1.38)%	to	0.56%
2016	67,558,538	$1.338126	to	$9.824638	$83,630,744	0.75%	to	2.70%	1.84%	to	1.91%	(1.16)%	to	0.78%
2015	74,376,182	$1.327733	to	$9.975646	$91,472,903	0.75%	to	2.65%	1.77%	to	1.77%	(1.09)%	to	0.80%
2014	88,165,148	$1.317145	to	$10.085981	$108,216,847	0.75%	to	2.65%	2.25%	to	2.46%	0.13%	to	2.05%
2013	108,219,359	$1.290740	to	$10.073293	$129,977,972	0.75%	to	2.65%	2.04%	to	2.42%	(4.25)%	to	(2.42)%
Hartford Value HLS Fund
2017	20,630,928	$2.816771	to	$24.710029	$54,653,664	0.75%	to	2.70%	1.73%	to	1.80%	12.37%	to	14.58%
2016	24,608,275	$2.458387	to	$21.990602	$56,635,318	0.75%	to	2.70%	1.70%	to	1.81%	10.67%	to	12.84%
2015	30,714,242	$2.178576	to	$19.871301	$62,943,121	0.75%	to	2.70%	1.47%	to	1.58%	(5.66)%	to	(3.81)%
2014	38,624,757	$2.264770	to	$21.064438	$82,231,209	0.75%	to	2.70%	1.39%	to	1.55%	8.40%	to	10.53%
2013	51,315,071	$2.048935	to	$19.432263	$98,754,841	0.75%	to	2.70%	1.59%	to	1.77%	28.43%	to	30.96%
Lord Abbett Fundamental Equity Fund
2017	1,276,643	$23.729117	to	$24.531828	$29,074,987	0.75%	to	2.65%	1.06%	to	1.07%	9.63%	to	11.73%
2016	1,455,238	$21.644293	to	$21.955551	$29,827,296	0.75%	to	2.65%	1.12%	to	1.20%	12.72%	to	14.88%
2015	1,840,273	$19.111824	to	$19.202238	$32,982,088	0.75%	to	2.65%	1.15%	to	1.24%	(5.97)%	to	(4.17)%
2014	2,134,536	$19.942472	to	$20.421449	$40,114,543	0.75%	to	2.65%	0.42%	to	0.46%	4.34%	to	6.34%
2013	2,828,309	$18.753311	to	$19.572025	$50,242,082	0.75%	to	2.65%	0.13%	to	0.24%	32.21%	to	34.75%

Lord Abbett Calibrated Dividend Growth Fund
2017	617,717	$25.050269	to	$25.063646	$14,355,387	0.75%	to	2.65%	1.63%	to	1.73%	16.01%	to	18.23%
2016	794,666	$21.186984	to	$21.604588	$15,692,661	0.75%	to	2.65%	1.56%	to	3.50%	12.09%	to	14.24%
2015	763,767	$18.545788	to	$19.273995	$13,398,133	0.75%	to	2.65%	1.65%	to	1.71%	(4.69)%	to	(2.86)%
2014	936,542	$19.092495	to	$20.223045	$17,006,746	0.75%	to	2.65%	1.56%	to	1.66%	8.63%	to	10.71%
2013	1,189,038	$17.245839	to	$18.617257	$19,566,291	0.75%	to	2.65%	0.47%	to	1.07%	24.58%	to	26.97%
Lord Abbett Bond Debenture Fund
2017	2,215,114	$19.955363	to	$21.139671	$42,725,752	0.75%	to	2.65%	4.20%	to	4.35%	6.36%	to	8.40%
2016	2,457,558	$18.687005	to	$19.502324	$44,021,681	0.75%	to	2.70%	—%	to	4.23%	9.15%	to	11.30%
2015	2,889,486	$17.120902	to	$17.522954	$46,955,431	0.75%	to	2.70%	3.14%	to	3.81%	(4.15)%	to	(2.27)%
2014	3,719,322	$17.862911	to	$17.929310	$62,197,244	0.75%	to	2.70%	4.15%	to	4.31%	1.57%	to	3.57%
2013	4,607,798	$17.311795	to	$17.632098	$74,934,823	0.75%	to	2.65%	3.23%	to	3.28%	5.34%	to	7.36%
Lord Abbett Growth and Income Fund
2017	4,498,088	$20.077597	to	$22.590709	$83,406,458	0.75%	to	2.65%	1.31%	to	1.39%	10.42%	to	12.53%
2016	5,343,104	$17.841329	to	$20.459388	$88,462,229	0.75%	to	2.65%	1.45%	to	1.51%	14.05%	to	16.24%
2015	6,706,437	$15.348920	to	$17.938792	$96,064,855	0.75%	to	2.65%	1.15%	to	1.19%	(5.40)%	to	(3.59)%
2014	8,125,350	$15.920309	to	$18.963752	$121,497,260	0.75%	to	2.65%	0.66%	to	0.79%	4.84%	to	6.85%
2013	10,614,523	$14.899909	to	$18.088652	$149,487,822	0.75%	to	2.65%	0.42%	to	0.82%	32.35%	to	34.88%
Lord Abbett Classic Stock Fund
2017	240,992	$22.274702	to	$23.329688	$5,151,069	0.75%	to	2.65%	0.81%	to	0.86%	13.78%	to	15.97%
2016	299,773	$19.576238	to	$20.117803	$5,567,722	0.75%	to	2.65%	0.96%	to	1.02%	9.50%	to	11.60%
2015	358,358	$17.877975	to	$18.026782	$6,007,242	0.75%	to	2.65%	0.77%	to	1.21%	(3.50)%	to	(1.65)%
2014	448,012	$18.328389	to	$18.525969	$7,667,307	0.75%	to	2.65%	0.58%	to	0.60%	6.29%	to	8.33%
2013	615,192	$16.919769	to	$17.430130	$9,793,777	0.75%	to	2.65%	0.74%	to	1.15%	26.46%	to	28.88%
MFS® Growth Fund
2017	264,218	$3.005509	to	$31.331758	$4,231,141	1.30%	to	2.85%	0.10%	to	0.10%	27.72%	to	29.71%
2016	312,008	$2.317128	to	$24.532528	$3,710,951	1.30%	to	2.85%	0.04%	to	0.07%	(0.44)%	to	1.12%
2015	362,180	$2.291465	to	$24.639804	$4,269,910	1.30%	to	2.85%	0.16%	to	0.16%	4.54%	to	6.17%
2014	403,345	$2.158301	to	$23.570428	$4,513,463	1.30%	to	2.85%	0.10%	to	0.11%	5.88%	to	7.54%
2013	525,890	$2.007013	to	$22.260667	$5,526,429	1.30%	to	2.85%	0.19%	to	0.21%	33.01%	to	35.09%
MFS® Investors Trust Fund
2017	272,624	$2.529767	to	$25.566924	$5,176,453	1.30%	to	2.85%	0.72%	to	0.72%	19.88%	to	21.75%
2016	304,430	$2.077782	to	$21.326711	$4,764,405	1.30%	to	2.85%	0.70%	to	0.86%	5.54%	to	7.18%
2015	368,973	$1.938503	to	$20.207870	$5,423,988	1.30%	to	2.85%	0.91%	to	0.92%	(2.60)%	to	(1.08)%

2014	471,336	$1.959607	to	$20.747067	$6,977,528	1.30%	to	2.85%	0.74%	to	0.94%	7.89%	to	9.57%
2013	618,903	$1.788419	to	$19.230308	$8,392,253	1.30%	to	2.85%	1.08%	to	1.09%	28.34%	to	30.35%
MFS® Total Return Fund
2017	2,544,282	$16.681151	to	$18.447222	$53,035,519	1.00%	to	2.85%	2.14%	to	2.40%	9.14%	to	10.91%
2016	2,846,352	$15.040175	to	$16.901618	$53,626,895	1.00%	to	2.85%	2.63%	to	2.84%	6.03%	to	7.73%
2015	3,282,108	$13.960667	to	$15.940455	$57,861,833	1.00%	to	2.85%	2.15%	to	2.88%	(3.17)%	to	(1.57)%
2014	3,878,274	$14.183164	to	$16.462385	$69,812,360	1.00%	to	2.85%	1.62%	to	1.98%	5.45%	to	7.16%
2013	4,775,798	$13.235589	to	$15.611507	$80,986,063	1.00%	to	2.85%	1.14%	to	1.94%	15.70%	to	17.56%
MFS® Value Fund
2017	74,906	$20.089783	to	$20.691049	$1,536,807	1.00%	to	1.30%	1.63%	to	1.75%	15.83%	to	16.18%
2016	90,432	$17.343765	to	$17.809378	$1,600,035	1.00%	to	1.30%	1.72%	to	1.83%	12.31%	to	12.64%
2015	114,377	$15.443259	to	$15.810367	$1,799,756	1.00%	to	1.30%	1.95%	to	2.10%	(2.21)%	to	(1.92)%
2014	143,862	$15.792848	to	$16.119827	$2,311,030	1.00%	to	1.30%	1.34%	to	1.74%	8.78%	to	9.11%
2013	144,928	$14.518301	to	$14.774501	$2,137,071	1.00%	to	1.30%	0.95%	to	0.96%	33.85%	to	34.25%
Invesco V.I. Equity and Income Fund
2017	1,035,978	$17.009615	to	$20.657702	$20,158,069	1.30%	to	2.85%	1.46%	to	1.65%	7.67%	to	9.60%
2016	1,153,154	$15.520092	to	$19.186495	$20,542,935	1.30%	to	2.85%	1.67%	to	1.91%	11.61%	to	13.64%
2015	1,323,387	$13.657459	to	$17.190726	$20,851,747	1.30%	to	2.85%	2.35%	to	2.44%	(5.32)%	to	(3.56)%
2014	1,571,256	$14.161035	to	$18.157293	$25,852,620	1.30%	to	2.85%	1.59%	to	1.70%	5.71%	to	7.63%
2013	1,959,171	$13.157576	to	$17.176225	$30,176,040	1.30%	to	2.85%	1.45%	to	1.56%	21.38%	to	23.57%
Morgan Stanley VIF Core Plus Fixed Income Portfolio+
2017	2,664,445	$1.599127	to	$13.030304	$38,044,702	1.30%	to	2.85%	3.16%	to	3.18%	3.26%	to	4.87%
2016	2,873,496	$1.524861	to	$12.619133	$40,492,195	1.30%	to	2.85%	2.08%	to	2.13%	3.13%	to	4.74%
2015	3,310,922	$1.455853	to	$12.236198	$45,198,452	1.30%	to	2.85%	3.30%	to	3.56%	(3.44)%	to	(1.93)%
2014	3,871,920	$1.484566	to	$12.672419	$54,463,860	1.30%	to	2.85%	2.96%	to	3.00%	4.83%	to	6.46%
2013	4,848,264	$1.394451	to	$12.089085	$64,113,379	1.30%	to	2.85%	2.30%	to	4.78%	(3.12)%	to	(1.60)%
Morgan Stanley VIF Emerging Markets Debt Portfolio+
2017	137,580	$2.707988	to	$16.746301	$3,478,690	1.30%	to	2.85%	5.39%	to	5.42%	6.63%	to	8.29%
2016	125,062	$2.500603	to	$15.705314	$3,148,693	1.30%	to	2.85%	5.14%	to	5.61%	7.45%	to	9.13%
2015	157,732	$2.291468	to	$14.616555	$3,672,676	1.30%	to	2.85%	5.22%	to	5.33%	(3.89)%	to	(2.39)%
2014	192,372	$2.347625	to	$15.208700	$4,626,785	1.30%	to	2.85%	5.43%	to	5.53%	0.04%	to	1.60%
2013	256,038	$2.310689	to	$15.203249	$6,204,952	1.30%	to	2.85%	1.79%	to	3.40%	(11.31)%	to	(9.93)%
Morgan Stanley VIF Emerging Markets Equity Portfolio+
2017	894,407	$19.957257	to	$22.251363	$18,821,911	0.75%	to	2.85%	0.47%	to	0.69%	31.27%	to	34.05%
2016	1,057,910	$15.202887	to	$16.598755	$16,666,737	0.75%	to	2.85%	0.44%	to	0.50%	3.74%	to	5.82%
2015	1,274,103	$14.655139	to	$15.685255	$19,108,129	0.75%	to	2.85%	0.73%	to	0.78%	(13.20)%	to	(11.37)%
2014	1,592,117	$16.884299	to	$17.698337	$27,220,148	0.75%	to	2.85%	0.33%	to	0.51%	(7.17)%	to	(5.27)%

2013	1,995,394	$18.188999	to	$18.682484	$36,158,069	0.75%	to	2.85%	1.15%	to	1.48%	(3.80)%	to	(1.84)%
Morgan Stanley VIF Growth Portfolio+
2017	3,937,028	$19.314495	to	$20.950903	$81,330,565	1.30%	to	2.85%	—%	to	—%	38.81%	to	41.30%
2016	4,426,316	$13.914173	to	$14.827328	$64,884,924	1.30%	to	2.85%	—%	to	—%	(4.68)%	to	(2.91)%
2015	5,141,271	$14.597292	to	$15.271311	$77,855,820	1.30%	to	2.85%	—%	to	—%	8.82%	to	10.79%
2014	6,058,772	$13.413842	to	$13.784028	$83,085,435	1.30%	to	2.85%	—%	to	—%	3.11%	to	4.99%
2013	7,905,460	$13.009597	to	$13.129316	$103,611,058	1.30%	to	2.85%	—%	to	—%	30.10%	to	31.29%
Morgan Stanley VIF Mid Cap Growth Portfolio+
2017	250,375	$26.792074	to	$28.102860	$6,251,495	0.75%	to	2.70%	—%	to	—%	34.91%	to	37.56%
2016	298,461	$19.476306	to	$20.830859	$5,448,172	0.75%	to	2.70%	—%	to	—%	(11.27)%	to	(9.52)%
2015	375,796	$21.526425	to	$23.477293	$7,615,370	0.75%	to	2.70%	—%	to	—%	(8.49)%	to	(6.69)%
2014	521,693	$23.070246	to	$25.656623	$11,362,087	0.75%	to	2.70%	—%	to	—%	(0.87)%	to	1.08%
2013	698,856	$22.823685	to	$25.882254	$15,066,281	0.75%	to	2.70%	0.24%	to	0.28%	33.83%	to	36.46%
Invesco V.I. American Value Fund
2017	953,216	$25.775042	to	$28.009161	$27,148,851	0.75%	to	2.85%	0.58%	to	0.82%	6.87%	to	8.86%
2016	1,128,505	$23.676760	to	$26.207525	$29,076,129	0.75%	to	2.85%	0.12%	to	0.46%	12.25%	to	14.36%
2015	1,277,777	$20.704063	to	$23.347367	$28,833,786	0.75%	to	2.85%	0.01%	to	0.34%	(11.68)%	to	(10.04)%
2014	1,533,874	$23.013806	to	$26.435568	$38,432,128	0.75%	to	2.85%	0.18%	to	0.45%	6.67%	to	8.66%
2013	2,037,716	$21.179622	to	$24.782999	$46,607,906	0.75%	to	2.85%	0.41%	to	0.76%	30.50%	to	32.93%
Morgan Stanley Mid Cap Growth Portfolio+
2017	—	$2.873347	to	$25.740231	$—	1.30%	to	2.65%	—%	to	—%	24.57%	to	26.17%
2016	419,938	$2.277418	to	$20.662566	$10,663,072	1.30%	to	2.65%	—%	to	—%	(11.80)%	to	(10.39)%
2015	568,951	$2.541568	to	$23.426514	$13,927,940	1.30%	to	2.65%	—%	to	—%	(9.25)%	to	(7.80)%
2014	682,637	$2.756448	to	$25.813637	$17,903,694	1.30%	to	2.65%	—%	to	—%	(1.85)%	to	(0.26)%
2013	892,449	$2.763681	to	$26.300801	$22,954,442	1.30%	to	2.65%	0.06%	to	0.32%	33.77%	to	35.91%
Invesco V.I. Equally-Weighted S&P 500 Fund
2017	1,673,667	$3.312452	to	$32.833960	$51,239,245	1.30%	to	2.85%	0.72%	to	0.80%	15.01%	to	17.05%
2016	1,881,665	$2.829962	to	$28.549730	$49,513,217	1.30%	to	2.85%	0.43%	to	0.61%	10.74%	to	12.77%
2015	2,036,026	$2.509567	to	$25.780834	$48,924,454	1.30%	to	2.85%	1.33%	to	1.36%	(5.65)%	to	(3.93)%
2014	2,370,651	$2.612359	to	$27.325076	$60,966,702	1.30%	to	2.85%	1.09%	to	1.39%	10.42%	to	12.41%
2013	2,900,944	$2.323911	to	$24.746789	$68,244,360	1.30%	to	2.85%	1.57%	to	1.75%	31.32%	to	33.67%
UIF Small Company Growth Portfolio+
2017	—	$21.672124	to	$24.595996	$—	1.50%	to	2.85%	—%	to	—%	8.46%	to	9.07%
2016	209,933	$19.870159	to	$22.677164	$3,989,948	1.50%	to	2.85%	—%	to	—%	2.68%	to	4.07%
2015	251,734	$19.093019	to	$22.086293	$4,604,790	1.50%	to	2.85%	—%	to	—%	(12.33)%	to	(11.14)%
2014	294,234	$21.485475	to	$25.191732	$6,130,805	1.50%	to	2.85%	—%	to	—%	(16.28)%	to	(15.14)%
2013	340,612	$25.320088	to	$30.091498	$8,395,548	1.50%	to	2.85%	—%	to	—%	66.53%	to	68.78%

Morgan Stanley VIF Global Franchise Portfolio+
2017	242,611	$26.451795	to	$38.926166	$8,401,424	1.50%	to	2.85%	1.21%	to	1.24%	22.22%	to	23.88%
2016	275,642	$21.642683	to	$31.422527	$7,750,871	1.50%	to	2.85%	1.36%	to	1.45%	2.46%	to	3.85%
2015	331,563	$21.123831	to	$30.257827	$9,116,642	1.50%	to	2.85%	2.04%	to	2.10%	3.22%	to	4.62%
2014	394,426	$20.465619	to	$28.921675	$10,451,513	1.50%	to	2.85%	2.12%	to	2.25%	1.57%	to	2.95%
2013	509,793	$20.148565	to	$28.091786	$13,204,104	1.50%	to	2.85%	2.45%	to	2.61%	16.30%	to	17.88%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2017	255,781	$22.117168	to	$32.064813	$5,344,857	0.75%	to	2.65%	—%	to	—%	25.10%	to	27.49%
2016	302,189	$17.347575	to	$25.631795	$4,942,252	0.75%	to	2.65%	—%	to	—%	(0.59)%	to	1.32%
2015	357,908	$17.122202	to	$25.784201	$5,836,323	0.75%	to	2.65%	—%	to	—%	3.57%	to	5.55%
2014	320,178	$16.221440	to	$24.896342	$4,945,094	0.75%	to	2.65%	—%	to	—%	2.77%	to	4.74%
2013	414,855	$15.487884	to	$24.226466	$6,137,799	0.75%	to	2.65%	—%	to	—%	32.08%	to	34.61%
Oppenheimer Capital Appreciation Fund/VA
2017	1,299,480	$21.658564	to	$26.995170	$25,835,253	0.75%	to	2.70%	0.01%	to	0.01%	23.14%	to	25.56%
2016	1,588,969	$17.249755	to	$21.922921	$25,239,164	0.75%	to	2.70%	0.11%	to	0.12%	(5.03)%	to	(3.16)%
2015	2,009,889	$17.812432	to	$23.084162	$33,140,543	0.75%	to	2.70%	—%	to	—%	0.52%	to	2.50%
2014	2,563,113	$17.378669	to	$22.965685	$41,529,024	0.75%	to	2.70%	0.18%	to	0.19%	12.06%	to	14.27%
2013	3,407,869	$15.208776	to	$20.493814	$48,558,909	0.75%	to	2.70%	0.74%	to	0.80%	25.99%	to	28.46%
Oppenheimer Global Fund/VA
2017	4,427,926	$25.531573	to	$27.236947	$104,098,666	0.75%	to	2.70%	0.74%	to	0.74%	32.69%	to	35.30%
2016	5,564,950	$18.870189	to	$20.526498	$97,262,434	0.75%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(0.90)%
2015	6,522,773	$19.042232	to	$21.121837	$115,697,932	0.75%	to	2.70%	1.06%	to	1.07%	0.91%	to	2.90%
2014	8,121,962	$18.506001	to	$20.931410	$140,844,364	0.75%	to	2.70%	—%	to	0.87%	(0.66)%	to	1.29%
2013	10,433,864	$18.269664	to	$21.124717	$179,623,326	0.75%	to	2.65%	0.81%	to	1.24%	23.67%	to	26.04%
Oppenheimer Main Street Fund®/VA
2017	325,135	$23.526557	to	$27.303209	$6,826,367	0.75%	to	2.70%	0.91%	to	1.03%	13.53%	to	15.76%
2016	384,916	$20.322859	to	$24.049319	$6,975,908	0.75%	to	2.70%	0.86%	to	0.88%	8.33%	to	10.47%
2015	473,241	$18.397354	to	$22.199455	$7,805,348	0.75%	to	2.70%	0.65%	to	0.66%	0.36%	to	2.34%
2014	575,569	$17.977375	to	$22.120031	$9,283,288	0.75%	to	2.70%	0.57%	to	0.58%	7.46%	to	9.58%
2013	751,077	$16.406337	to	$20.584350	$11,128,860	0.75%	to	2.70%	0.85%	to	0.96%	27.94%	to	30.46%
Oppenheimer Main Street Small Cap Fund/VA
2017	1,693,680	$26.876901	to	$32.523583	$42,193,350	0.75%	to	2.65%	0.65%	to	0.69%	10.93%	to	13.06%
2016	2,097,577	$23.772377	to	$29.318220	$46,405,465	0.75%	to	2.65%	0.26%	to	0.26%	14.60%	to	16.79%
2015	2,673,928	$20.354358	to	$25.584050	$50,904,346	0.75%	to	2.65%	0.63%	to	0.74%	(8.55)%	to	(6.80)%
2014	3,405,553	$21.838371	to	$27.976192	$70,081,240	0.75%	to	2.65%	0.62%	to	0.65%	8.74%	to	10.82%
2013	4,361,752	$19.706083	to	$25.663354	$81,069,396	0.75%	to	2.70%	0.49%	to	0.71%	36.88%	to	39.57%
Putnam VT Diversified Income Fund

2017	1,015,614	$18.540466	to	$27.310256	$21,066,637	0.75%	to	2.65%	5.68%	to	6.10%	4.32%	to	6.32%
2016	1,175,067	$17.700565	to	$25.686248	$23,084,491	0.75%	to	2.70%	—%	to	7.45%	2.61%	to	4.63%
2015	1,463,340	$17.249985	to	$24.548990	$27,673,113	0.75%	to	2.70%	9.27%	to	10.62%	(4.94)%	to	(3.07)%
2014	1,875,015	$18.147034	to	$25.326735	$37,115,654	0.75%	to	2.70%	7.81%	to	8.81%	(2.33)%	to	(0.40)%
2013	2,326,076	$18.626547	to	$25.429077	$47,690,027	0.75%	to	2.65%	3.81%	to	4.31%	4.99%	to	7.01%
Putnam VT Global Asset Allocation Fund
2017	179,493	$23.391246	to	$67.649197	$5,843,911	0.75%	to	2.65%	1.46%	to	1.53%	12.32%	to	14.48%
2016	212,807	$20.825184	to	$59.095133	$6,387,496	0.75%	to	2.65%	1.90%	to	1.92%	3.92%	to	5.92%
2015	250,274	$20.039359	to	$55.794783	$7,647,798	0.75%	to	2.65%	2.21%	to	2.22%	(2.45)%	to	(0.58)%
2014	335,776	$20.542038	to	$56.117736	$10,699,107	0.75%	to	2.65%	2.34%	to	2.43%	6.56%	to	8.61%
2013	420,744	$19.277165	to	$51.671303	$12,520,805	0.75%	to	2.65%	1.80%	to	2.11%	16.37%	to	18.60%
Putnam VT Growth and Income Fund+
2017	—	$23.376365	to	$90.663375	$—	0.75%	to	2.65%	2.10%	to	2.11%	4.58%	to	5.40%
2016	95,098	$22.353571	to	$86.018187	$3,599,677	0.75%	to	2.65%	1.69%	to	2.10%	12.01%	to	14.16%
2015	125,196	$19.957036	to	$75.350417	$4,028,459	0.75%	to	2.65%	1.84%	to	3.07%	(9.95)%	to	(8.22)%
2014	192,101	$22.161391	to	$82.097469	$6,688,003	0.75%	to	2.65%	0.92%	to	1.31%	7.84%	to	9.91%
2013	172,465	$20.550845	to	$74.698236	$6,304,638	0.75%	to	2.65%	0.41%	to	2.17%	32.13%	to	34.66%
Putnam VT Growth Opportunities Fund
2017	230,877	$13.274366	to	$13.679151	$3,119,609	0.75%	to	2.65%	0.06%	to	0.10%	27.48%	to	29.93%
2016	260,197	$10.412677	to	$10.528491	$2,726,891	0.75%	to	2.65%	—%	to	—%	4.13%	to	5.28%
Putnam VT International Value Fund
2017	1,282,583	$9.486306	to	$16.404946	$11,453,929	0.75%	to	2.65%	1.51%	to	1.55%	21.44%	to	23.76%
2016	1,557,235	$7.664850	to	$13.509069	$11,297,558	0.75%	to	2.65%	2.41%	to	2.44%	(1.54)%	to	0.35%
2015	1,668,163	$7.638116	to	$13.720416	$12,127,635	0.75%	to	2.65%	1.31%	to	1.33%	(4.56)%	to	(2.73)%
2014	1,875,490	$7.852697	to	$14.376578	$14,086,717	0.75%	to	2.65%	1.39%	to	1.45%	(11.86)%	to	(10.16)%
2013	2,070,151	$7.880268	to	$8.741171	$17,433,443	0.75%	to	2.40%	0.23%	to	2.34%	19.32%	to	21.30%
Putnam VT International Equity Fund
2017	1,617,567	$17.176260	to	$28.427076	$29,581,455	0.75%	to	2.70%	—%	to	2.34%	23.21%	to	25.63%
2016	1,995,972	$13.997069	to	$22.626784	$29,161,441	0.75%	to	2.65%	2.79%	to	3.82%	(5.01)%	to	(3.18)%
2015	2,369,536	$14.734763	to	$23.370571	$36,360,008	0.75%	to	2.65%	0.87%	to	1.15%	(2.48)%	to	(0.61)%
2014	2,829,625	$15.109360	to	$23.513525	$43,748,263	0.75%	to	2.65%	1.05%	to	1.10%	(9.22)%	to	(7.47)%
2013	3,436,330	$16.643288	to	$25.412902	$57,224,039	0.75%	to	2.65%	1.22%	to	1.79%	24.72%	to	27.11%
Putnam VT Investors Fund
2017	993,947	$21.412262	to	$28.956438	$17,250,721	0.75%	to	2.65%	0.63%	to	1.11%	19.65%	to	21.94%
2016	1,269,937	$17.559789	to	$24.201699	$18,125,624	0.75%	to	2.65%	1.27%	to	1.36%	9.12%	to	11.21%
2015	1,586,658	$15.789220	to	$22.178940	$20,517,708	0.75%	to	2.65%	1.15%	to	1.20%	(4.74)%	to	(2.91)%
2014	2,084,175	$16.262141	to	$23.281549	$27,816,222	0.75%	to	2.65%	1.19%	to	1.27%	10.93%	to	13.06%

2013	2,743,889	$14.383401	to	$20.986803	$32,480,090	0.75%	to	2.65%	1.15%	to	2.03%	31.59%	to	34.11%
Putnam VT Multi-Cap Growth Fund
2017	556,115	$24.418005	to	$28.074299	$14,893,381	0.75%	to	2.65%	0.62%	to	0.63%	25.85%	to	28.26%
2016	675,419	$19.403038	to	$21.889051	$14,207,766	0.75%	to	2.65%	0.72%	to	0.72%	4.97%	to	6.98%
2015	793,029	$18.484578	to	$20.460308	$15,692,289	0.75%	to	2.65%	0.48%	to	0.53%	(2.90)%	to	(1.03)%
2014	906,855	$19.036226	to	$20.674202	$18,239,451	0.75%	to	2.65%	0.10%	to	0.33%	10.52%	to	12.64%
2013	1,215,814	$17.368559	to	$18.353989	$21,864,283	0.75%	to	2.40%	0.08%	to	0.79%	33.21%	to	35.42%
Putnam VT Small Cap Value Fund
2017	590,646	$29.742077	to	$46.522041	$22,884,204	0.75%	to	2.65%	0.65%	to	0.69%	5.05%	to	7.07%
2016	713,391	$28.311719	to	$43.451754	$25,952,518	0.75%	to	2.65%	1.20%	to	1.23%	24.16%	to	26.54%
2015	877,365	$22.802738	to	$34.338316	$25,595,407	0.75%	to	2.65%	0.90%	to	0.99%	(6.74)%	to	(4.95)%
2014	1,109,180	$24.451792	to	$36.128275	$34,487,229	0.75%	to	2.65%	0.48%	to	0.51%	0.73%	to	2.66%
2013	1,460,576	$24.274924	to	$35.191734	$44,734,879	0.75%	to	2.65%	0.78%	to	1.06%	35.96%	to	38.56%
Putnam VT George Putnam Balanced Fund
2017	255,739	$19.675837	to	$21.063168	$4,592,119	0.75%	to	2.65%	—%	to	1.55%	12.08%	to	14.23%
2016	280,925	$13.210897	to	$17.225422	$4,440,940	0.75%	to	2.40%	1.78%	to	1.99%	5.45%	to	7.20%
2015	351,270	$12.528314	to	$16.068049	$5,208,166	0.75%	to	2.40%	1.73%	to	3.14%	(3.48)%	to	(1.87)%
2014	468,616	$12.979394	to	$16.374109	$7,066,687	0.75%	to	2.40%	1.50%	to	1.55%	8.05%	to	9.85%
2013	542,581	$12.012039	to	$14.905794	$7,506,232	0.75%	to	2.40%	2.03%	to	2.20%	15.29%	to	17.21%
Putnam VT Equity Income Fund+
2017	559,757	$27.989247	to	$33.268667	$17,436,819	0.75%	to	2.65%	1.00%	to	1.83%	15.67%	to	17.89%
2016	543,070	$24.197864	to	$28.221253	$14,527,409	0.75%	to	2.65%	1.62%	to	1.89%	10.67%	to	12.79%
2015	649,066	$21.864636	to	$25.020101	$15,485,759	0.75%	to	2.65%	1.59%	to	2.18%	(5.58)%	to	(3.77)%
2014	763,988	$23.156507	to	$25.999530	$19,049,909	0.75%	to	2.65%	1.25%	to	1.75%	9.71%	to	11.82%
2013	997,585	$21.106196	to	$23.251514	$22,387,102	0.75%	to	2.65%	—%	to	2.62%	28.95%	to	31.43%
Invesco V.I. Growth and Income Fund
2017	2,143,342	$24.144116	to	$32.571379	$56,668,932	0.75%	to	2.85%	1.25%	to	1.35%	10.83%	to	13.18%
2016	2,499,428	$21.784103	to	$28.777256	$59,386,678	0.75%	to	2.85%	0.88%	to	0.91%	16.07%	to	18.54%
2015	2,936,469	$18.767303	to	$24.276966	$60,086,196	0.75%	to	2.85%	2.48%	to	2.86%	(6.03)%	to	(4.04)%
2014	3,499,785	$19.971833	to	$25.297861	$76,079,420	0.75%	to	2.85%	1.44%	to	1.71%	6.88%	to	9.14%
2013	4,428,330	$18.686836	to	$23.178461	$89,403,444	0.75%	to	2.85%	0.83%	to	1.09%	30.01%	to	32.77%
Invesco V.I. Comstock Fund
2017	1,918,316	$26.827525	to	$32.329876	$55,287,972	0.75%	to	2.85%	1.92%	to	1.96%	14.27%	to	16.70%
2016	2,282,645	$23.476621	to	$27.704187	$56,888,194	0.75%	to	2.85%	1.28%	to	1.37%	13.70%	to	16.11%
2015	2,807,667	$20.647744	to	$23.859636	$60,874,591	0.75%	to	2.85%	1.63%	to	1.74%	(8.83)%	to	(6.90)%
2014	3,397,961	$22.647946	to	$25.626715	$79,819,553	0.75%	to	2.85%	1.04%	to	1.14%	6.04%	to	8.29%
2013	4,473,736	$21.358648	to	$23.665796	$98,004,794	0.75%	to	2.85%	1.09%	to	1.46%	31.85%	to	34.64%

Invesco V.I. American Franchise Fund
2017	38,229	$29.002541	to	$33.544228	$1,046,097	1.50%	to	2.85%	—%	to	—%	23.46%	to	25.14%
2016	40,030	$23.176622	to	$27.169905	$880,693	1.50%	to	2.85%	—%	to	—%	(0.85)%	to	0.50%
2015	46,359	$23.061948	to	$27.794420	$1,006,770	1.50%	to	2.65%	—%	to	—%	2.01%	to	3.19%
2014	61,476	$22.348913	to	$27.246689	$1,326,115	1.50%	to	2.65%	—%	to	—%	5.34%	to	6.56%
2013	76,775	$20.973366	to	$25.865391	$1,557,011	1.50%	to	2.65%	0.25%	to	0.25%	36.15%	to	37.72%
Invesco V.I. Mid Cap Growth Fund
2017	32,680	$23.762819	to	$29.239130	$747,561	1.50%	to	2.85%	—%	to	—%	18.71%	to	20.32%
2016	27,046	$19.748941	to	$24.630160	$507,371	1.50%	to	2.85%	—%	to	—%	(2.25)%	to	(0.92)%
2015	45,927	$19.933321	to	$25.557875	$870,223	1.50%	to	2.65%	—%	to	—%	(1.60)%	to	(0.46)%
2014	48,408	$20.025915	to	$25.659250	$923,921	1.50%	to	2.85%	—%	to	—%	4.67%	to	6.09%
2013	60,191	$18.876467	to	$24.515137	$1,083,988	1.50%	to	2.85%	0.22%	to	0.22%	32.77%	to	34.57%
Wells Fargo VT Index Asset Allocation Fund
2017	177,033	$2.034578	to	$2.437177	$397,574	1.15%	to	2.40%	0.70%	to	0.74%	9.59%	to	10.97%
2016	195,413	$1.856575	to	$2.196343	$391,084	1.15%	to	2.40%	0.88%	to	0.89%	5.12%	to	6.44%
2015	224,584	$1.766205	to	$2.063474	$425,124	1.15%	to	2.40%	1.02%	to	1.03%	(1.15)%	to	0.09%
2014	227,946	$1.786808	to	$2.061600	$432,819	1.15%	to	2.40%	1.53%	to	1.53%	15.26%	to	16.71%
2013	247,892	$1.550240	to	$1.766455	$406,621	1.15%	to	2.40%	1.61%	to	1.64%	16.80%	to	18.26%
Wells Fargo VT International Equity Fund
2017	1,891	$15.854609	to	$16.462248	$30,909	1.15%	to	1.65%	2.75%	to	2.78%	22.31%	to	22.92%
2016	2,556	$12.963156	to	$13.392901	$33,878	1.15%	to	1.65%	2.81%	to	2.84%	1.60%	to	2.11%
2015	2,558	$12.758424	to	$13.115614	$33,210	1.15%	to	1.65%	1.31%	to	3.76%	0.13%	to	0.64%
2014	6,138	$12.344253	to	$13.032632	$77,926	1.15%	to	2.35%	1.04%	to	2.75%	(7.55)%	to	(6.44)%
2013	13,913	$13.352731	to	$13.929161	$188,034	1.15%	to	2.35%	2.12%	to	2.23%	16.75%	to	18.15%
Wells Fargo VT Small Cap Growth Fund
2017	293,069	$2.693884	to	$3.227100	$924,880	1.15%	to	2.40%	—%	to	—%	22.88%	to	24.42%
2016	367,035	$2.192351	to	$2.593710	$929,459	1.15%	to	2.40%	—%	to	—%	5.19%	to	6.52%
2015	530,369	$2.084147	to	$2.435065	$1,257,781	1.15%	to	2.40%	—%	to	—%	(5.19)%	to	(3.99)%
2014	693,604	$2.198144	to	$2.536339	$1,702,008	1.15%	to	2.40%	—%	to	—%	(4.20)%	to	(3.00)%
2013	801,682	$2.294620	to	$2.614760	$2,054,694	1.15%	to	2.40%	—%	to	—%	46.67%	to	48.52%
Wells Fargo VT Discovery Fund
2017	7,143	$30.209514	to	$34.044749	$236,084	1.15%	to	2.10%	—%	to	—%	26.45%	to	27.65%
2016	8,026	$23.890669	to	$26.669462	$207,601	1.15%	to	2.10%	—%	to	—%	5.41%	to	6.41%
2015	8,511	$22.664889	to	$25.061863	$207,161	1.15%	to	2.10%	—%	to	—%	(3.51)%	to	(2.59)%
2014	17,060	$23.489558	to	$25.728106	$427,013	1.15%	to	2.10%	—%	to	—%	(1.73)%	to	(0.79)%
2013	16,989	$23.903282	to	$25.933633	$429,431	1.15%	to	2.10%	0.01%	to	0.01%	40.82%	to	42.16%
Wells Fargo VT Opportunity Fund

2017	2,702	$22.710959	to	$25.594688	$68,122	1.15%	to	2.10%	—%	to	0.67%	17.94%	to	19.06%
2016	2,943	$19.256852	to	$21.496992	$62,061	1.15%	to	2.10%	1.89%	to	2.02%	9.90%	to	10.95%
2015	3,381	$17.522705	to	$19.376182	$64,516	1.15%	to	2.10%	0.11%	to	0.12%	(5.10)%	to	(4.19)%
2014	17,471	$18.464248	to	$20.224141	$342,405	1.15%	to	2.10%	0.06%	to	0.06%	8.13%	to	9.16%
2013	23,132	$17.075975	to	$18.526761	$415,567	1.15%	to	2.10%	0.14%	to	0.21%	27.97%	to	29.19%
Morgan Stanley VIF Global Infrastructure Portfolio+
2017	1,016,266	$11.575086	to	$12.431219	$12,465,421	1.30%	to	2.85%	2.16%	to	2.31%	9.38%	to	11.50%
2016	1,226,682	$10.582186	to	$11.148656	$13,541,984	1.30%	to	2.85%	2.04%	to	2.24%	11.74%	to	13.78%
2015	1,446,551	$9.506934	to	$9.798603	$14,086,001	1.30%	to	2.65%	1.78%	to	1.79%	(16.14)%	to	(14.87)%
2014	1,733,212	$11.336474	to	$11.510302	$19,886,944	1.30%	to	2.65%	—%	to	—%	13.36%	to	15.10%
HIMCO VIT Index Fund
2017	4,545,749	$2.399408	to	$27.840904	$14,231,418	0.75%	to	2.70%	—%	to	1.63%	18.21%	to	20.53%
2016	4,967,764	$1.990636	to	$23.647861	$13,236,742	0.75%	to	2.65%	1.72%	to	2.12%	8.67%	to	10.76%
2015	5,544,892	$1.797295	to	$21.760511	$14,196,369	0.75%	to	2.65%	0.36%	to	0.44%	(1.58)%	to	0.31%
2014	7,732,810	$1.791778	to	$22.109906	$18,607,997	0.75%	to	2.65%	—%	to	—%	4.14%	to	4.78%
HIMCO VIT American Funds Bond Fund+
2017	—	$11.403043	to	$11.734678	$—	1.00%	to	1.30%	2.71%	to	2.75%	2.09%	to	2.36%
2016	332,726	$11.170044	to	$11.464339	$3,795,242	1.00%	to	1.30%	3.29%	to	3.62%	1.33%	to	1.63%
2015	413,861	$11.023460	to	$11.280000	$4,646,224	1.00%	to	1.30%	1.77%	to	1.82%	(1.35)%	to	(1.05)%
2014	513,271	$11.174195	to	$11.399986	$5,830,351	1.00%	to	1.30%	—%	to	—%	0.40%	to	0.53%
HIMCO VIT American Funds Global Growth Fund+
2017	—	$18.029458	to	$18.553821	$—	1.00%	to	1.30%	0.80%	to	0.83%	28.24%	to	28.58%
2016	21,850	$14.058800	to	$14.429256	$314,053	1.00%	to	1.30%	1.98%	to	1.99%	(1.14)%	to	(0.85)%
2015	20,237	$14.221597	to	$14.552626	$293,151	1.00%	to	1.30%	0.80%	to	0.81%	5.22%	to	5.53%
2014	27,006	$13.516257	to	$13.789445	$371,218	1.00%	to	1.30%	—%	to	—%	(0.25)%	to	(0.15)%
HIMCO VIT American Funds Global Small Capitalization Fund+
2017	—	$13.482674	to	$13.874865	$—	1.00%	to	1.30%	0.16%	to	0.17%	20.12%	to	20.44%
2016	58,920	$11.224151	to	$11.519950	$675,147	1.00%	to	1.30%	0.43%	to	0.47%	0.35%	to	0.66%
2015	75,324	$11.184490	to	$11.444872	$857,119	1.00%	to	1.30%	—%	to	—%	(1.32)%	to	(1.02)%
2014	92,027	$11.333888	to	$11.562991	$1,059,551	1.00%	to	1.30%	—%	to	—%	(2.63)%	to	(2.50)%
HIMCO VIT American Funds Growth Fund+
2017	—	$19.590220	to	$20.159981	$—	1.00%	to	1.30%	0.44%	to	0.45%	23.77%	to	24.10%
2016	186,670	$15.828473	to	$16.245542	$3,016,739	1.00%	to	1.30%	0.31%	to	0.35%	7.69%	to	8.02%
2015	247,733	$14.697608	to	$15.039710	$3,707,500	1.00%	to	1.30%	0.87%	to	0.92%	5.12%	to	5.44%
2014	328,906	$13.981168	to	$14.263752	$4,674,289	1.00%	to	1.30%	—%	to	—%	3.26%	to	3.44%
HIMCO VIT American Funds Growth-Income Fund+
2017	—	$18.641005	to	$19.183223	$—	1.00%	to	1.30%	1.62%	to	1.69%	16.46%	to	16.77%

2016	116,066	$16.006347	to	$16.428143	$1,894,222	1.00%	to	1.30%	1.59%	to	1.75%	9.77%	to	10.10%
2015	149,462	$14.581402	to	$14.920836	$2,215,259	1.00%	to	1.30%	1.04%	to	1.05%	(0.11)%	to	0.19%
2014	185,482	$14.598116	to	$14.893192	$2,749,165	1.00%	to	1.30%	—%	to	—%	2.30%	to	2.43%
HIMCO VIT American Funds International Fund+
2017	—	$12.341602	to	$12.700666	$—	1.00%	to	1.30%	1.01%	to	1.03%	27.36%	to	27.70%
2016	236,880	$9.690237	to	$9.945672	$2,342,256	1.00%	to	1.30%	1.36%	to	1.44%	1.94%	to	2.25%
2015	299,951	$9.505775	to	$9.727120	$2,902,992	1.00%	to	1.30%	1.18%	to	1.20%	(6.06)%	to	(5.78)%
2014	353,858	$10.119357	to	$10.323945	$3,636,638	1.00%	to	1.30%	—%	to	—%	(6.22)%	to	(6.15)%
MFS® Core Equity Portfolio
2017	247,745	$13.207171	to	$13.817969	$3,354,601	1.30%	to	2.85%	0.95%	to	0.96%	21.32%	to	23.21%
2016	260,052	$10.886161	to	$11.214594	$2,876,661	1.30%	to	2.85%	0.77%	to	0.95%	8.25%	to	9.94%
2015	266,913	$10.056755	to	$10.200852	$2,705,765	1.30%	to	2.85%	0.55%	to	0.55%	0.57%	to	2.01%
MFS® Massachusetts Investors Growth Stock Portfolio
2017	178,368	$12.894954	to	$13.452039	$2,360,978	1.40%	to	2.85%	0.59%	to	0.65%	24.82%	to	26.64%
2016	187,689	$10.330901	to	$10.622201	$1,973,565	1.40%	to	2.85%	0.61%	to	0.99%	3.09%	to	4.60%
2015	217,045	$10.020765	to	$10.155009	$2,193,511	1.40%	to	2.85%	0.49%	to	0.50%	0.21%	to	1.55%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2017 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Hartford Life and Annuity
Insurance Company

Independent Auditors' Report

Financial Statements - Statutory-Basis
As of December 31, 2017 and 2016, and for the
Years Ended December 31, 2017, 2016 and 2015

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

CONTENTS

Page:
Independent Auditors' Report	1-2

Financial Statements - Statutory-Basis:
Admitted Assets, Liabilities and Capital and Surplus	3
Statements of Operations	4
Statements of Changes in Capital and Surplus	5
Statements of Cash Flows	6
Notes to Statutory-Basis Financial Statements	7-46

Deloitte & Touche LLP
185 Asylum St.
Hartford, CT 06103
USA
Tel: 1 860 725 3000
Fax: 1 860 725 3300
www.deloitte.com
INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Hartford Life and Annuity Insurance Company Hartford, Connecticut

We have audited the accompanying statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2017 and 2016, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the

United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory- basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department as described in Note 2 to the statutory-basis financial statements.

April 10, 2018

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY BASIS)

	As of December 31,

	2017	2016
Admitted assets
Bonds	$3,696,842,335	$4,689,164,141
Common and preferred stocks	73,838,948	45,379,137
Mortgage loans on real estate	464,673,234	488,300,660
Contract loans	106,560,855	112,280,295
Cash, cash equivalents and short-term investments	547,296,441	698,597,125
Derivatives	143,250,641	336,978,875
Other invested assets	192,424,442	70,093,932
Total cash and invested assets	5,224,886,896	6,440,794,165

Investment income due and accrued	220,854,519	209,085,493
Amounts recoverable for reinsurance	51,967,527	54,916,714
Federal income tax recoverable	197,125,732	38,825,967
Net deferred tax asset	130,256,000	106,306,495
Receivables from parent, subsidiaries and affiliates	—	199,732
Other assets	35,993,975	60,896,436
Separate Account assets	30,517,487,239	29,882,167,087
Total admitted assets	$36,378,571,888	$36,793,192,089

Liabilities
Aggregate reserves for future benefits	$3,461,094,910	$3,623,418,710
Liability for deposit-type contracts	513,032,575	746,581,792
Policy and contract claim liabilities	35,181,233	21,113,055
Asset valuation reserve	34,894,589	36,012,232
Interest maintenance reserve	20,387,011	19,203,402
Payables to parent, subsidiaries and affiliates	13,126,682	5,659,200
Accrued expense allowances and amounts due from Separate Accounts	(89,645,622)	(118,933,449)
Collateral on derivatives	253,682,064	294,569,146
Other liabilities	480,359,519	369,642,567
Separate Account liabilities	30,517,487,239	29,882,167,087
Total liabilities	35,239,600,200	34,879,433,742

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	197,246,618	222,837,141
Gross paid-in and contributed surplus	604,729,448	603,493,466
Unassigned surplus	334,495,622	1,084,927,740
Total capital and surplus	1,138,971,688	1,913,758,347

Total liabilities and capital and surplus	$36,378,571,888	$36,793,192,089

See notes to financial statements.

3

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

	For the years ended December 31,

	2017	2016	2015
Revenues
Premiums and annuity considerations	$229,944,396	$283,347,850	$313,111,457
Net investment income	190,038,803	205,285,053	237,932,132
Commissions and expense allowances on reinsurance ceded	50,225,342	53,203,614	60,644,503
Reserve adjustments on reinsurance ceded	(417,797,985)	(376,823,017)	(228,846,619)
Fee income	644,400,420	665,228,513	623,264,983
Other revenues	42,903,753	41,305,613	(4,452,004)
Total revenues	739,714,729	871,547,626	1,001,654,452

Benefits and expenses
Death and annuity benefits	289,643,427	260,507,275	418,149,979
Disability and other benefits	2,827,546	3,054,035	3,042,392
Surrenders and other fund withdrawals	3,751,789,440	4,125,077,593	5,551,496,373
Commissions and expense allowances	178,558,400	181,760,177	226,296,463
Decrease in aggregate reserves for life and accident and health policies	(162,421,037)	(81,399,844)	(166,876,864)
General insurance expenses	123,184,418	89,020,118	79,333,619
Net transfers from Separate Accounts	(3,630,136,263)	(3,953,787,204)	(5,209,213,386)
Modified coinsurance adjustment on reinsurance assumed	(116,528,553)	(118,556,247)	(142,665,330)
Other expenses	32,540,135	39,303,474	(197,464,468)
Total benefits and expenses	469,457,513	544,979,377	562,098,778

Net gain from operations before federal income tax (benefit) expense	270,257,216	326,568,249	439,555,674
Federal income tax (benefit) expense	(49,931,703)	(21,186,059)	26,748,125
Net gain from operations	320,188,919	347,754,308	412,807,549

Net realized capital losses, after tax	(149,376,830)	(201,608,212)	(331,893,122)
Net income	$170,812,089	$146,146,096	$80,914,427

See notes to financial statements.

4

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

	For the years ended December 31,

	2017	2016	2015

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding
Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning of year	603,493,466	604,455,820	1,605,527,920
Capital paid-in (return)	1,235,982	(962,354)	(1,001,072,100)
Balance, end of year	604,729,448	603,493,466	604,455,820

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	222,837,141	252,083,454	315,634,232
Amortization and decreases of gain on inforce reinsurance	(25,590,523)	(29,246,313)	(63,550,778)
Balance, end of year	197,246,618	222,837,141	252,083,454

Unassigned funds
Balance, beginning of year	1,084,927,740	1,766,242,402	1,485,234,878

Net income	170,812,089	146,146,096	80,914,427
Change in net unrealized capital (losses) gains on investments, net of tax	(109,722,808)	39,967,504	102,292,375
Change in net unrealized foreign exchange capital (losses) gains	(14,980,533)	11,711,836	1,376,191
Change in net deferred income tax	(219,472,793)	(80,238,643)	122,153,376
Change in asset valuation reserve	1,117,643	21,541,042	4,838,272
Change in nonadmitted assets	421,814,284	(70,442,497)	(30,567,117)
Dividends to stockholder	(1,000,000,000)	(750,000,000)	—
Balance, end of year	334,495,622	1,084,927,740	1,766,242,402

Capital and surplus
Balance, end of year	$1,138,971,688	$1,913,758,347	$2,625,281,676
See notes to financial statements.

5

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

	For the years ended December 31,

	2017	2016	2015
Operating activities
Premiums and annuity considerations	$231,198,846	$283,021,022	$310,103,532
Net investment income	$199,571,411	$216,241,483	$250,518,416
Reserve adjustments on reinsurance	(417,797,985)	(376,823,017)	(228,846,619)
Miscellaneous income	704,599,200	723,713,529	714,984,650
Total income	717,571,472	846,153,017	1,046,759,979

Benefits paid	4,300,016,692	4,581,667,641	5,979,381,730
Federal income tax (recoveries) payments	(59,115,506)	(362,056,372)	90,526,623
Net transfers from Separate Accounts	(3,659,424,090)	(4,011,134,849)	(5,303,728,406)
Other expenses	226,065,484	184,298,098	165,759,716
Total benefits and expenses	807,542,580	392,774,518	931,939,663
Net cash (used for) provided by operating activities	(89,971,108)	453,378,499	114,820,316

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	2,807,162,298	2,121,491,466	2,365,347,618
Common and preferred stocks	32,840,796	300,600,806	488,448,905
Mortgage loans	85,176,014	74,772,178	82,802,818
Derivatives and other	56,804,882	95,809,299	22,098,147
Total investment proceeds	2,981,983,990	2,592,673,749	2,958,697,488

Cost of investments acquired
Bonds	1,819,659,091	1,920,657,826	2,038,688,138
Common and preferred stocks	55,937,647	11,926,941	451,838,635
Mortgage loans	61,365,000	13,280,000	1,829,406
Derivatives and other	251,102,849	168,856,082	228,276,612
Total investments acquired	$2,188,064,587	$2,114,720,849	$2,720,632,791
Net (decrease) increase in contract loans	$(5,719,439)	$(1,526,220)	$2,502,310
Net cash provided by investing activities	$799,638,842	$479,479,120	$235,562,387

Financing and miscellaneous activities
(Return of) Paid-in surplus	$—	$—	$(1,000,000,000)
Dividends to stockholder	$1,000,000,000	$750,000,000	$—
Other cash provided (used)	$139,031,582	$(51,161,984)	$50,633,260
Net cash used for financing and miscellaneous activities	$(860,968,418)	$(801,161,984)	$(949,366,740)

Net (decrease) increase in cash, cash equivalents and short-term investments	$(151,300,684)	$131,695,635	$(598,984,037)
Cash, cash equivalents and short-term investments, beginning of year	$698,597,125	$566,901,490	$1,165,885,527
Cash, cash equivalents and short-term investments, end of year	$547,296,441	$698,597,125	$566,901,490

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, common stock and other invested assets	$(24,411,592)	$(54,930,983)	$(83,294,060)
Non-cash acquisitions from invested asset exchanges - bonds, common stock and other invested assets	$(24,411,592)	$(54,930,983)	$(83,294,060)
Capital contribution from parent to settle intercompany balances related to stock compensation	$(1,235,984)	$962,354	$1,072,101
Non-cash impacts of DTA adjustment not yet settled	$(2,160,604)	$—	$—
Non-cash impacts of Tax Reform - tax receivable	$(173,530,179)	$—	$—
Non-cash impacts of Tax Reform and DTA adjustment not yet settled - deferred income tax surplus	$(175,690,783)	$—	$—

See notes to financial statements.

6

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

1. Organization and Description of Business

Hartford Life and Annuity Insurance Company (“HLAI” or the “Company”) is a wholly-owned subsidiary of Hartford Life International Holding Company ("HLIHC"), which is a direct subsidiary of Hartford Life Insurance Company (“HLIC”). HLIC is indirectly owned by The Hartford Financial Services Group, Inc. (“The Hartford”).

On March 29, 2016, The Hartford received permission from the State of Connecticut Department of Insurance (“the Department”) to change the ownership structure of certain of its affiliates to re-align affiliates more closely with the businesses they support. As a result, effective April 1, 2016, HLAI sold its former subsidiary, HLIHC to its parent, HLIC, resulting in an immaterial realized loss. In addition, HLIC contributed its ownership interest in HLAI to HLIHC, and therefore HLIHC became HLAI's new parent company. These changes did not result in a material impact to HLAI's surplus or its results of operations.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of HLAI have been prepared in conformity with statutory accounting practices prescribed or permitted by The Department. The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2017	2016	2015
Net income
1. HLAI state basis			$170,812,089	$146,146,096	$80,914,427
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	4	2,328,071	(16,229,745)	(8,788,709)
			2,328,071	(16,229,745)	(8,788,709)
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61	4	$168,484,018	$162,375,841	$89,703,136
Surplus
5. HLAI state basis			$1,138,971,688	$1,913,758,348	$2,625,281,676
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	5	122,009,617	119,681,546	135,911,291
			122,009,617	119,681,546	135,911,291
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$1,016,962,071	$1,794,076,802	$2,489,370,385

Had the revised federal corporate tax rate of 21%, which is effective January 1, 2018, been in effect on December 31, 2017, the 2017 impact to surplus would have been $148,288,611.

7

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.
for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.
recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.
development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.	exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.
establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.
the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

8

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

7.
for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder’s Equity;

8.
for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.
the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.
deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.	comprehensive income and its components are not presented in the statutory-basis financial statements;

12.
for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

13.
embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1960, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.40% to 11.25% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

9

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2017 and 2016, the Company had $177,490,344 and $4,143,023,889, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2017 and 2016 totaled $1,047,651 and $13,621,544, respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2017 is presented below:

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
A. Subject to discretionary withdrawal
1. With market value adjustment	$15,581,705	$—	$—	$15,581,705	0.05%
2. At book value less current surrender charge of 5% or more	10,694,581	—	—	10,694,581	0.04%
3. At fair value	—	—	25,194,745,201	25,194,745,201	87.70%
4. Total with market value adjustment or at fair value	26,276,286	—	25,194,745,201	25,221,021,487	87.79%
5. At book value without adjustment (minimal or no charge or adjustment)	2,042,617,542	—	—	2,042,617,542	7.11%
B. Not subject to discretionary withdrawal	1,068,655,529	—	396,314,401	1,464,969,930	5.10%
C. Total (gross)	3,137,549,357	—	25,591,059,602	28,728,608,959	100.00%
D. Reinsurance ceded	62,440	—	—	62,440
E. Total (net)	$3,137,486,917	$—	$25,591,059,602	$28,728,546,519

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$2,617,473,813
2. Exhibit 5, Supplementary Contract Section, Total (net)	6,980,528
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	513,032,576
4. Subtotal	3,137,486,917
Separate Account Annual Statement:
5. Exhibit 3, Annuities Section, Total (net)	25,591,059,602
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	25,591,059,602
12. Combined total	$28,728,546,519

10

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balances, which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2017 and 2016.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $34,894,589 and $36,012,232 as of December 31, 2017 and 2016, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2017 and 2016 were $20,387,011, and $19,203,402, respectively. The net capital gains (losses) captured in the IMR, net of taxes, in 2017, 2016, and 2015 were $8,523,401, $15,726,619 and $(63,512,225), respectively. The amount of income (expense) amortized from the IMR net of taxes in 2017, 2016, and 2015 included in the Company’s Statements of Operations, was $7,339,792, $6,777,899 and $(49,059,968), respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.

11

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $187,586, $5,362,782, and $7,826,222 for the years ended December 31, 2017, 2016 and 2015, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were $1,144,086 and $5,990,918 for the years ended December 31, 2016 and 2015, and were immaterial for the year ended December 31, 2017. See additional information on OTTI in Section J of Note 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2017, 2016 and 2015, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses.

The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer defaults, price or foreign currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 (Derivatives). The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

12

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

3. Investments

a. Components of Net Investment Income

	For the years ended December 31,
	2017	2016	2015
Interest income from bonds and short-term investments	$175,346,693	$188,967,631	$212,173,262
Interest income from contract loans	18,784	24,306	(860,400)
Interest income from mortgage loans on real estate	19,696,508	22,867,735	27,636,257
Interest and dividends from other investments	4,993,025	2,463,691	9,425,680
Gross investment income	200,055,010	214,323,363	248,374,799
Less: Investment expenses	10,016,207	9,038,310	10,442,667
Net investment income	$190,038,803	$205,285,053	$237,932,132

b. Components of Net Unrealized Capital Gains on Bonds and Short-Term Investments

	As of December 31,
	2017	2016	2015
Gross unrealized capital gains	$209,510,215	$173,957,790	$189,327,113
Gross unrealized capital losses	(13,461,424)	(38,769,844)	(61,909,343)
Net unrealized capital gains	196,048,791	135,187,946	127,417,770
Balance, beginning of year	135,187,946	127,417,770	319,943,475
Change in net unrealized capital gains on bonds and
and short-term investments	$60,860,845	$7,770,176	$(192,525,705)

13

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

c. Components of Net Unrealized Capital Gains (Losses) on Common and Preferred Stocks

	As of December 31,
	2017	2016	2015
Gross unrealized capital gains	$1,793,624	$1,930,896	$3,883,408
Gross unrealized capital losses	(1,118,162)	(2,700,950)	(23,475,228)
Net unrealized capital gains (losses)	675,462	(770,054)	(19,591,820)
Balance, beginning of year	(770,054)	(19,591,820)	(15,015,722)
Change in net unrealized capital gains/losses on
common and preferred stocks	$1,445,516	$18,821,766	$(4,576,098)

d. Components of Net Realized Capital Losses

	For the years ended December 31,
	2017	2016	2015
Bonds and short-term investments	$26,433,320	$25,530,969	$(5,975,818)
Common stocks - unaffiliated	1,803,956	(49,415,502)	(13,150,711)
Common stocks - affiliated	—	(2,280,967)	—
Mortgage loans on real estate	—	—	(16,111)
Derivatives	(164,601,714)	(70,832,408)	(384,873,378)
Other invested assets	1,557,619	(84,478,613)	2,791,047
Net realized capital losses	(134,806,819)	(181,476,521)	(401,224,971)
Capital loss tax expense (benefit)	6,046,610	4,405,072	(5,819,624)
Net realized capital losses, after tax	(140,853,429)	(185,881,593)	(395,405,347)
Less: Amounts transferred to IMR	8,523,401	15,726,619	(63,512,225)
Net realized capital losses, after tax	$(149,376,830)	$(201,608,212)	$(331,893,122)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments):

	For the years ended December 31,
	2017	2016	2015
Bonds and short-term investments
Sale proceeds	$2,722,996,316	$1,761,151,435	$2,154,309,992
Gross realized capital gains on sales	28,234,411	35,200,706	24,373,425
Gross realized capital losses on sales	(13,584,556)	(14,709,927)	(19,104,209)
Unaffiliated common and preferred stock
Sale proceeds	31,036,839	262,867,397	436,339,817
Gross realized capital gains on sales	2,088,874	15,970,430	12,848,976
Gross realized capital losses on sales	(284,918)	(64,241,845)	(20,611,631)

Additionally, for the year ended December 31, 2017, there was $3,340,354 of  investment income generated on 42 securities as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

14

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

e. Investments - Derivative Instruments

Overview

The Company utilizes a variety of OTC derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

15

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2017 and 2016 are disclosed in the table presented below. During the years 2017 and 2016, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2017 and 2016, the average fair values for derivatives held for other investment and/or risk management activities were $(77,690,974) and $(3,537,318), respectively. The Company did not have any unrealized gains or losses during 2017 and 2016 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2017			As of December 31, 2016
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$25,000	$(56)	$—	$60,000	$78	$—
Foreign currency swaps	16,876	(1,587)	(1,289)	7,490	58	302
Fixed payout annuity hedge	444,032	(169,535)	—	665,795	(262,855)	—
Replication transactions
Credit default swaps	83,800	2,084	1,693	43,800	407	79
Other investment and/or Risk Management activities
Credit default swaps	2,833	(30)	(30)	8,793	(84)	(84)
Credit default swaps - offsetting	10,798	—	—	191,738	(7)	(7)
Foreign currency swaps and forwards	176,033	(3,415)	(3,415)	151,189	8,763	8,763
GMWB hedging derivatives	6,810,992	56,231	56,231	7,082,191	87,414	87,414
Interest rate swaps - offsetting	371,110	(14,429)	(14,429)	392,010	(18,651)	(18,651)
Macro hedge program	5,919,909	24,331	24,331	5,505,861	155,278	155,278
Total	$13,861,383	$(106,406)	$63,092	$14,108,867	$(29,599)	$233,094

Cash Flow Hedges

Interest rate swaps: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. There were no gains and (losses) in unrealized gains and losses related to cash flow hedges for the years ended December 31, 2017 and 2016 that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Fixed payout annuity hedge: The Company formerly assumed certain variable annuity products with a guaranteed minimum income benefit ("GMIB") and continues to reinsure certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S dollar denominated assets and the yen denominated fixed liability reinsurance payments.

Replication Transactions

Credit default swaps: The Company periodically enters into credit default swaps as part of replication transactions. Credit risk is hedged by buying protection on a specific entity by pairing with highly rated fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.

16

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015
Credit default swaps	$(81)	$953	$867
Credit default swaps - offsetting	(1,673)	(450)	(564)
Foreign currency swaps and forwards	5,417	(520)	—
GMWB hedging derivatives	(62,624)	(19,968)	(277,539)
Equity index swaps, options, and futures	(311)	57,712	3,006
Commodity options	—	—	(1,020)
Interest rate swaps and swaptions	2,968	947	(836)
Interest rate swaps - offsetting	286	9,548	—
Macro hedge program	(106,307)	(96,490)	(13,786)
Total	$(162,325)	$(48,268)	$(289,872)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Commodity options: During 2015, the Company purchased put option contracts on West Texas Intermediate oil futures in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities, and therefore, these options were terminated at the end of 2015.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

17

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

As of December 31, 2017
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$33,800	$901	$690	5 year	Corporate Credit/ Foreign Gov.	A-	$—	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure	50,000	5	1,003	5 year	Corporate Credit	BBB+	—	—	—
Below investment grade	4,493	368	368	3 years	Corporate Credit	B+	4,493	(368)	(368)
Investment grade risk exposure	906	(3)	(3)	0 year	CMBS Credit	AAA-	906	3	3
Total	$89,199	$1,271	$2,058				$5,399	$(365)	$(365)

As of December 31, 2016
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$49,600	$279	$294	1 year	Corporate Credit/ Foreign Gov.	A+	$40,800	$(264)	$(264)
Basket credit default swaps [4]
Investment grade risk exposure	33,000	499	309	5 years	Corporate Credit	BBB+	—	—	—
Below investment grade	4,585	320	320	4 years	Corporate Credit	B	4,585	(321)	(321)
Investment grade risk exposure	52,484	(255)	(408)	1 year	CMBS Credit	AA+	50,484	142	142
Total	$139,669	$843	$515				$95,869	$(443)	$(443)

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.

[4]
Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

18

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2017, 2016, and 2015 the Company had no losses on derivative instruments due to counterparty nonperformance.

f. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2017 and 2016, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies and short-term investment pool, greater than 10% of the Company’s capital and surplus.

19

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

g. Bonds, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2017	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$327,950,036	$41,043,850	$(819,813)	$368,174,073
Guaranteed and sponsored - asset-backed	364,393,794	6,045,146	(1,631,931)	368,807,009
States, municipalities and political subdivisions	84,237,814	12,605,530	(98,718)	96,744,626
International governments	93,439,858	3,569,134	(396,515)	96,612,477
All other corporate - excluding asset-backed	2,135,965,912	136,043,736	(7,178,674)	2,264,830,974
All other corporate - asset-backed	690,438,462	10,061,255	(3,329,942)	697,169,775
Hybrid securities	416,460	141,344	—	557,804
Short-term investments	153,553,763	220	(5,831)	153,548,152
Total bonds, cash equivalents and short-term investments	$3,850,396,099	$209,510,215	$(13,461,424)	$4,046,444,890

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2017	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$70,773,518	$1,716,938	$(1,118,162)	$71,372,294
Total common stocks	$70,773,518	$1,716,938	$(1,118,162)	$71,372,294

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2017	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,466,654	$76,686	$—	$2,543,340
Total preferred stocks	$2,466,654	$76,686	$—	$2,543,340

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2016	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$465,080,828	$32,198,795	$(2,719,966)	$494,559,657
Guaranteed and sponsored - asset-backed	581,469,250	9,875,118	(5,724,597)	585,619,771
States, municipalities and political subdivisions	80,798,916	7,956,662	(201,852)	88,553,726
International governments	70,782,078	1,339,847	(1,336,688)	70,785,237
All other corporate - excluding asset-backed	2,709,087,278	114,015,488	(19,467,991)	2,803,634,775
All other corporate - asset-backed	781,529,331	8,473,282	(9,317,416)	780,685,197
Hybrid securities	416,460	98,493	—	514,953
Short-term investments	346,727,725	105	(1,334)	346,726,496
Total bonds and short-term investments	$5,035,891,866	$173,957,790	$(38,769,844)	$5,171,079,812

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2016	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$43,637,332	$1,884,938	$(2,700,950)	$42,821,320
Total common stocks	$43,637,332	$1,884,938	$(2,700,950)	$42,821,320

20

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2016	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,557,817	$45,958	$—	$2,603,775
Total preferred stocks	$2,557,817	$45,958	$—	$2,603,775

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2017 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations, (are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$562,502,761	$566,613,175
Due after one year through five years	1,262,998,519	1,289,639,723
Due after five years through ten years	973,895,960	984,613,411
Due after ten years	1,050,998,859	1,205,578,581
Total	$3,850,396,099	$4,046,444,890

At December 31, 2017 and 2016, securities with a statement value of $4,143,111 and $3,981,108, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

h. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 4.37% and 3.32% for loans during 2017 and had a maximum and minimum lending rate of 4.03% and 3.39% during 2016. During 2017 and 2016, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2017 and 2016, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 79% and 74%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2017 and 2016, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2017 and 2016, there were impaired loans with a related allowance for credit losses of $25,020 and $169,387 with no interest income recognized during the period the loans were impaired.

i. Restructured Debt in which the Company is a Creditor

The Company had recorded immaterial investments in restructured loans in years ended December 31, 2017 and 2016, and $184,551 in 2015. The realized capital losses related to these loans were immaterial in the years ended December 31, 2017 and 2016, and $914,375 in 2015.

j.	Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. OTTI recognized for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 were not material. The limited partnership was impaired because its cost basis sustained a decline in value that the Company determined to be other-than-temporary. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

In November 2016, the Company impaired the carrying value of its affiliated investment, Hartford Financial Service Corp (HFSC), to its current fair value, based on the length of time, the extent to which the value was less than the cost and recent returns of capital further diminishing future prospects, resulting in a realized loss of $76 million offset by an unrealized gain of the same amount.

21

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

k. Security Lending, Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain bonds within the corporate, foreign government/government agencies, and municipal sectors as well as stocks to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s financial statements. Additional collateral is obtained if the fair value of the collateral falls below100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or bonds and is reported as Securities lending reinvested collateral assets on the Statements of Admitted Assets, Liabilities and Capital and Surplus. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s Statements of Operations.

As of December 31, 2017, and 2016, the fair value of loaned securities was approximately $115,602,325 and $7,069,156, respectively, reported in Bonds. As of December 31, 2017 and 2016, the associated liability for cash collateral received was $119,613,212 and $7,369,862, respectively, reported in Other liabilities, in the accompanying Statements of Admitted Assets, Liabilities and Capital and Surplus with no stated maturity date. The Company also received $0 and $1,104,062 of securities collateral as of December 31, 2017 and 2016 respectively, which was not included in the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2017 and 2016, the securities acquired from the use of the collateral in connection with our securities lending program were short term bond investments and cash equivalents with amortized cost approximating fair value of $119,613,212 and $6,265,800, respectively. The Company did not have securities lending transactions that extend beyond one year from the reporting date.

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2017 and 2016, the Company had no outstanding repurchase agreements.

Reinvested proceeds from repurchase agreements and securities lending transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements, dollar repurchase agreements, or securities lending agreements on the Company’s liquidity and capital position are stress tested monthly, under The Hartford's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2017 and 2016, securities pledged of $209,945,649 and $299,680,663, respectively, were included in Bonds and Cash and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $16,646,250 and $18,954,090, respectively, as of

22

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

December 31, 2017 and 2016, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2017 and 2016, the Company accepted cash collateral associated with derivative instruments with a statement value of $253,682,064 and $294,569,146, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash and short-term investments with a corresponding amount recorded in collateral on derivatives. The Company also accepted securities collateral as of December 31, 2017 and 2016 of $986 and $66,074,099, respectively, of which the Company has the ability to sell or repledge $0 and $55,798,989, respectively. As of December 31, 2017 and 2016, the statement value of repledged securities totaled $0 and the Company did not sell any securities. In addition, as of December 31, 2017 and 2016, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2017 and 2016.

23

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2017:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$90,864	$90,189	$(675)	$11,142	$10,998	$(144)	$102,006	$101,187	$(819)
Guaranteed & sponsored - asset-backed	111,536	110,811	(725)	23,922	23,015	(907)	135,458	133,826	(1,632)
States, municipalities & political subdivisions	8,516	8,451	(65)	705	671	(34)	9,221	9,122	(99)
International governments	25,070	24,817	(253)	2,387	2,244	(143)	27,457	27,061	(396)
All other corporate - excluding asset-backed	267,115	265,419	(1,696)	170,524	165,042	(5,482)	437,639	430,461	(7,178)
All other corporate - asset-backed	120,028	119,253	(775)	81,986	79,431	(2,555)	202,014	198,684	(3,330)
Short-term investments	18,975	18,969	(6)	—	—	—	18,975	18,969	(6)
Total fixed maturities	642,104	637,909	(4,195)	290,666	281,401	(9,265)	932,770	919,310	(13,460)
Common stock-unaffiliated	505	502	(3)	22,597	20,451	(2,146)	23,102	20,953	(2,149)
Total stocks	505	502	(3)	22,597	20,451	(2,146)	23,102	20,953	(2,149)
Total securities	$642,609	$638,411	$(4,198)	$313,263	$301,852	$(11,411)	$955,872	$940,263	$(15,609)
The following table presents amortized cost, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$91,139	$88,419	$(2,720)	$—	$—	$—	$91,139	$88,419	$(2,720)
Guaranteed & sponsored - asset-backed	241,611	236,429	(5,182)	16,729	16,186	(543)	258,340	252,615	(5,725)
States, municipalities & political subdivisions	4,372	4,170	(202)	—	—	—	4,372	4,170	(202)
International governments	30,897	29,807	(1,090)	1,721	1,474	(247)	32,618	31,281	(1,337)
All other corporate - excluding asset-backed	557,404	542,874	(14,530)	75,660	70,722	(4,938)	633,064	613,596	(19,468)
All other corporate - asset-backed	364,182	356,112	(8,070)	84,046	82,799	(1,247)	448,228	438,911	(9,317)
Short-term investments	2,852	2,851	(1)	—	—	—	2,852	2,851	(1)
Total fixed maturities	1,292,457	1,260,662	(31,795)	178,156	171,181	(6,975)	1,470,613	1,431,843	(38,770)
Common stock-unaffiliated	1,893	1,893	—	26,806	24,105	(2,701)	28,699	25,998	(2,701)
Total stocks	1,893	1,893	—	26,806	24,105	(2,701)	28,699	25,998	(2,701)
Total securities	$1,294,350	$1,262,555	$(31,795)	$204,962	$195,286	$(9,676)	$1,499,312	$1,457,841	$(41,471)

As of December 31, 2017, fixed maturities, comprised of 394 securities, accounted for approximately 98% of the Company’s total unrealized loss amount. The securities were primarily related to commercial mortgage-backed securities ("CMBS"), and corporate securities concentrated in the energy, consumer non-cyclical, and utilities sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2017, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The decrease in unrealized losses during 2017 was primarily attributable to tighter credit spreads.

Most of the securities depressed for twelve months or more primarily related to CMBS, and corporate securities concentrated in the energy, consumer non-cyclical, and utilities sectors. These sectors were primarily depressed because current market spreads are wider than spreads at the securities' respective purchase dates. Certain other corporate securities were depressed because the securities have floating rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. As of December 31, 2017, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2017.

24

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

m. Loan-backed and Structured Securities OTTI

For the year ended December 31, 2017, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

The following table summarizes OTTI recognized during 2017 for loan-backed securities held as of December 31, 2017 recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities:

1			2	3	4	5	6	7
			Book/Adj
			Carrying
			Value					Date of
			Amortized	Present Value				Financial
			Cost Before	of		Amortized	Fair	Statement
			Current Period	Projected	Recognized	Cost After	Value at	Where
CUSIP			OTTI	Cash Flows	OTTI	OTTI	Time of OTTI	Reported
059497	BW	6	$471,371	$347,269	$124,102	$347,269	$459,354	3/31/2017
38379K	QF	8	59,028	56,870	2,158	56,870	58,226	6/30/2017
07388N	AX	4	163,391	115,866	47,525	115,866	69,534	9/30/2017
Total					$173,785

n. Structured Notes

The following tables summarize structured notes as of December 31, 2017 and 2016:

December 31, 2017
CUSIP Identification			Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Yes/No)
039483	BB	7	$8,385,689	$8,862,853	$8,347,291	No
V25125	BD	2	1,020,080	1,037,334	1,022,043	No
98417E	AR	1	3,809,405	4,088,285	3,807,618	No
785592	AD	8	2,559,011	2,746,666	2,549,722	No
3137G0	AL	3	860,674	889,982	861,405	Yes
3137G0	FT	1	874,773	900,645	875,745	Yes
3137G0	GT	0	1,130,890	1,170,581	1,130,914	Yes
Total			$18,640,522	$19,696,346	$18,594,738

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

December 31, 2016
CUSIP Identification			Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Yes/No)
039483	BB	7	$8,385,689	$9,019,180	$8,353,719	NO
30711X	AA	2	506,780	510,946	506,780	YES
V25125	BD	2	1,057,861	996,320	1,059,051	NO
62718Q	AA	3	10,994,565	11,057,310	10,999,435	NO
785592	AD	8	2,559,011	2,657,313	2,557,721	NO
3137G0	AL	3	1,021,208	1,048,601	1,021,646	YES
3137G0	AX	7	217,504	223,141	217,935	YES
3137G0	EW	5	502,520	523,647	502,259	YES
3137G0	FT	1	1,434,891	1,474,306	1,435,653	YES
3137G0	FW	4	2,500,000	2,622,893	2,500,000	YES
3137G0	GT	0	2,464,634	2,536,137	2,464,661	YES
3137G0	HF	9	1,250,000	1,283,020	1,250,000	YES
Total			$32,894,663	$33,952,814	$32,868,860

o. 5* Securities

A 5* is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5* securities for the Company are immaterial.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company's estimates of fair value for financial assets and liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ended December 31, 2017 and 2016. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2017
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$2,824	$2,824
	Common stocks - unaffiliated	71,372	—	—	71,372
	Total bonds and stocks	71,372	—	2,824	74,196
	Derivative assets
	Credit derivatives	—	2,095	—	2,095
	Interest rate derivatives	—	1,158	—	1,158
	GMWB hedging instruments	—	53,717	43,915	97,632
	Macro hedge program	—	—	42,366	42,366
	Total derivative assets	—	56,970	86,281	143,251
	Separate Account assets [1]	30,502,251	—	—	30,502,251
	Total assets accounted for at fair value	$30,573,623	$56,970	$89,105	$30,719,698
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(432)	$—	$(432)
	Foreign exchange derivatives	—	(4,704)	—	(4,704)
	Interest rate derivatives	—	(15,587)	—	(15,587)
	GMWB hedging instruments	—	(17,851)	(23,550)	(41,401)
	Macro hedge program	—	—	(18,035)	(18,035)
	Total liabilities accounted for at fair value	$—	$(38,574)	$(41,585)	$(80,159)

[1]	Excludes approximately $15.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

27

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

As of December 31, 2016
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$6,881	$6,881
	Common stocks - unaffiliated	42,821	—	—	42,821
	Total bonds and stocks	42,821	—	6,881	49,702
	Derivative assets
	Credit derivatives	—	1,105	—	1,105
	Interest rate derivatives	—	2,358	—	2,358
	Foreign exchange derivatives	—	9,066	—	9,066
	GMWB hedging instruments	—	66,755	81,033	147,788
	Macro hedge program	—	9,121	167,541	176,662
	Total derivative assets	—	88,405	248,574	336,979
	Separate Account assets [1]	29,866,541	—	—	29,866,541
	Total assets accounted for at fair value	$29,909,362	$88,405	$255,455	$30,253,222
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(1,117)	$—	$(1,117)
	Interest rate derivatives	—	(21,009)	—	(21,009)
	GMWB hedging instruments	—	(25,560)	(34,814)	(60,374)
	Macro hedge program	—	—	(21,384)	(21,384)
	Total liabilities accounted for at fair value	$—	$(47,686)	$(56,198)	$(103,884)

[1]	Excludes approximately $15.6 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Investment Accounting and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group (“Derivatives Working Group”), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models.

28

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Bonds and Stocks

The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Derivatives Working Group performs ongoing analyses of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to

29

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.

ABS, CDOs, CMBS and RMBS - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.

Equity derivatives - Primary inputs include equity index levels.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3
Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility, swap yield curves beyond observable limits, and commodity price curves.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Separate Account assets

Separate Account assets are primarily invested in mutual funds but also have investments in bonds and stocks. Separate Account investments are valued in the same manner, and using the same pricing sources and inputs, as the bonds and stocks held in the General Account of the Company.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations.

As of December 31, 2017 and December 31, 2016, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2017
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$2,739	Option model	Equity volatility	27%	30%	Increase
Equity variance swaps	(19,800)	Option model	Equity volatility	19%	19%	Increase
Customized swaps	37,426	Discounted cash flows	Equity volatility	7%	26%	Increase
Macro hedge program
Equity options [2]	30,687	Option model	Equity volatility	26%	31%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2016
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$18,933	Option model	Equity volatility	27%	30%	Increase
Equity variance swaps	(31,017)	Option model	Equity volatility	20%	23%	Increase
Customized swaps	58,303	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options [2]	165,972	Option model	Equity volatility	17%	27%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include corporate bonds and certain credit derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

derivatives, generally, increases in these inputs would cause fair values to decrease. For the years ended December 31, 2017 and 2016, no significant adjustments were made by the Company to broker prices received.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2017 and 2016:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan.1, 2017	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2017
Assets
All other corporate bonds – asset-backed	$6,881	$547	$—	$(6,578)	$(180)	$2,700	$—	$(546)	$2,824
Total bonds and stocks	6,881	547	—	(6,578)	(180)	2,700	—	(546)	2,824
Derivatives
GMWB hedging instruments	46,219	—	—	—	(25,854)	—	—	—	20,365
Macro hedge program	146,157	—	—	—	1,032		—	(122,858)	24,331
Total derivatives [3]	192,376	—	—	—	(24,822)	—	—	(122,858)	44,696
Total assets	$199,257	$547	$—	$(6,578)	$(25,002)	$2,700	$—	$(123,404)	$47,520

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

32

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2016	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2016
Assets
All other corporate bonds	$—	$15,000	$—	$(4,504)	$—	$—	$(10,500)	$4	$—
All other corporate bonds – asset-backed	9	—	—	—	20	7,144	—	(292)	6,881
Common stocks - unaffiliated	2	—	—	—	(1)	—	(1)	—	—
Total bonds and stocks	11	15,000	—	(4,504)	19	7,144	(10,501)	(288)	6,881
Derivatives
Equity derivatives	—	—	—	—	(1,173)	1,173	—	—	—
GMWB hedging instruments	84,640	—	6,022	—	(44,443)	—	—	—	46,219
Macro hedge program	136,597	—	—	—	(28,073)	46,455	—	(8,822)	146,157
Total derivatives [3]	221,237	—	6,022	—	(73,689)	47,628	—	(8,822)	192,376
Total assets	$221,248	$15,000	$6,022	$(4,504)	$(73,670)	$54,772	$(10,501)	$(9,110)	$199,257

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]	Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2017
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$3,892,897	$3,696,842	$51,592	$3,643,186	$198,119	$—
Preferred stocks - unaffiliated	2,543	2,467	—	2,543	—	—
Common stocks - unaffiliated	71,372	71,372	71,372	—	—	—
Mortgage loans	474,340	464,673	—	—	474,340	—
Cash, cash equivalents and short-term investments - unaffiliated	547,291	547,296	424,597	122,694	—	—
Derivative related assets	(26,055)	143,251	—	(112,336)	86,281	—
Contract loans	106,561	106,561	—	—	106,561	—
Surplus debentures	16,454	13,710	—	16,454	—	—
Low-income housing tax credits	564	564	—	—	564	—
Securities lending reinvested collateral assets	119,609	119,613	—	119,609	—	—
Separate Account assets [1]	30,502,251	30,502,251	30,502,251	—	—	—
Total assets	$35,707,827	$35,668,600	$31,049,812	$3,792,150	$865,865	$—
Liabilities
Liability for deposit-type contracts	$(513,033)	$(513,033)	$—	$—	$(513,033)	$—
Derivative related liabilities	(80,350)	(80,159)	—	(38,764)	(41,586)	—
Separate Account liabilities	(30,502,251)	(30,502,251)	(30,502,251)	—	—	—
Total liabilities	$(31,095,634)	$(31,095,443)	$(30,502,251)	$(38,764)	$(554,619)	$—

[1]	Excludes approximately $15.2 million, at December 31, 2017, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

33

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(Amounts in thousands)	December 31, 2016
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds and short-term investments - unaffiliated	$5,171,080	$5,035,892	$238,111	$4,706,898	$226,071	$—
Preferred stocks - unaffiliated	2,604	2,558	—	2,604	—	—
Common stocks - unaffiliated	42,821	42,821	42,821	—	—	—
Mortgage loans	495,542	488,301	—	—	495,542	—
Derivative related assets	74,146	336,979	—	(174,427)	248,573	—
Contract loans	112,280	112,280	—	—	112,280	—
Surplus debentures	14,357	12,846	—	14,357	—	—
Low-income housing tax credits	704	704	—	—	704	—
Securities lending reinvested collateral assets	6,266	6,266	6,266	—	—	—
Separate Account assets [1]	29,866,541	29,866,541	29,866,541	—	—	—
Total assets	$35,786,341	$35,905,188	$30,153,739	$4,549,432	$1,083,170	$—
Liabilities
Liability for deposit-type contracts	$(746,582)	$(746,582)	$—	$—	$(746,582)	$—
Derivative related liabilities	(103,745)	(103,884)	—	(47,547)	(56,198)	—
Separate Account liabilities	(29,866,541)	(29,866,541)	(29,866,541)	—	—	—
Total liabilities	$(30,716,868)	$(30,717,007)	$(29,866,541)	$(47,547)	$(802,780)	$—

[1]	Excludes approximately $15.6 million, at December 31, 2016, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2017 and 2016 the Company had no investments where it was not practicable to estimate fair value.

5. Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Reform”).  Tax Reform establishes new tax laws that will affect 2018, including, but not limited to, (1) reduction of the U.S. federal corporate income tax rate from 35% to 21%, (2) elimination of the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (3) limitations on the deductibility of certain executive compensation, (4) changes to the discounting of statutory reserves for tax purposes, and (5) limitations on net operating losses (NOLs) generated after December 31, 2017. Additional information regarding the impacts of Tax Reform is disclosed throughout Note 5 below.

The Company's AMT credits of $173,530,180 have been reclassified to Federal income tax recoverable as a current income tax receivable as Tax reform allows for the refund of AMT credits over time but no later than 2022.

34

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

A The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2017
			Ordinary	Capital	Total
	(a)	Gross DTA	$475,442,749	$4,265,999	$479,708,748
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	475,442,749	4,265,999	479,708,748
	(d)	Deferred tax assets nonadmitted	315,490,484	—	315,490,484
	(e)	Subtotal net admitted deferred tax assets	159,952,265	4,265,999	164,218,264
	(f)	Deferred tax liabilities	28,399,486	5,562,778	33,962,264
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$131,552,779	$(1,296,779)	$130,256,000

2				2017
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	131,552,779	(1,296,779)	130,256,000
		(1) DTAs expected to be realized after the balance sheet date	131,552,779	(1,296,779)	130,256,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	151,307,353
	(c)	DTAs offset against DTLs	28,399,486	5,562,778	33,962,264
	(d)	DTAs admitted as a result of application of SSAP No. 101	$159,952,265	$4,265,999	$164,218,264

3	(a)	Ratio % used to determine recovery period and threshold limitation	668%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,008,715,688

4			2017
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$475,442,749	$4,265,999
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$159,952,265	$4,265,999
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	66%	0%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1				2016
			Ordinary	Capital	Total
	(a)	Gross DTA	$962,373,665	$6,847,726	$969,221,391
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	962,373,665	6,847,726	969,221,391
	(d)	Deferred tax assets nonadmitted	740,325,673	—	740,325,673
	(e)	Subtotal net admitted deferred tax assets	222,047,992	6,847,726	228,895,718
	(f)	Deferred tax liabilities	121,363,413	1,225,810	122,589,223
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$100,684,579	$5,621,916	$106,306,495

35

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

2				2016
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	100,684,579	5,621,916	106,306,495
		(1) DTAs expected to be realized after the balance sheet date	100,684,579	5,621,916	106,306,495
		(2) DTAs allowed per limitation threshold	XXX	XXX	271,117,778
	(c)	DTAs offset against DTLs	121,363,413	1,225,810	122,589,223
	(d)	DTAs admitted as a result of application of SSAP No. 101	$222,047,992	$6,847,726	$228,895,718

3	(a)	Ratio % used to determine recovery period and threshold limitation	2,215%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,807,451,853

4			2016
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$962,373,665	$6,847,726
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$222,047,992	$6,847,726
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	47%	8%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1			Change During 2017
			Ordinary	Capital	Total
	(a)	Gross DTA	$(486,930,916)	$(2,581,727)	$(489,512,643)
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	(486,930,916)	(2,581,727)	(489,512,643)
	(d)	Deferred tax assets nonadmitted	(424,835,189)	—	(424,835,189)
	(e)	Subtotal net admitted deferred tax assets	(62,095,727)	(2,581,727)	(64,677,454)
	(f)	Deferred tax liabilities	(92,963,927)	4,336,968	(88,626,959)
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$30,868,200	$(6,918,695)	$23,949,505

2			Change During 2017
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	30,868,200	(6,918,695)	23,949,505
		(1) DTAs expected to be realized after the balance sheet date	30,868,200	(6,918,695)	23,949,505
		(2) DTAs allowed per limitation threshold	XXX	XXX	(119,810,425)
	(c)	DTAs offset against DTLs	(92,963,927)	4,336,968	(88,626,959)
	(d)	DTAs admitted as a result of application of SSAP No. 101	$(62,095,727)	$(2,581,727)	$(64,677,454)

36

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

3	(a)	Ratio % used to determine recovery period and threshold limitation	(1,546)%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(798,736,165)

4			Change During 2017
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$(486,930,916)	$(2,581,727)
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$(62,095,727)	$(2,581,727)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	19%	(8)%

B.	DTLs are not recognized for the following amounts:

Not Applicable.

C.	Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2017	2016	Change
	(a)	Federal	$(49,931,703)	$(21,186,059)	$(28,745,644)
	(b)	Foreign	—	—	—
	(c)	Subtotal	(49,931,703)	(21,186,059)	(28,745,644)
	(d)	Federal income tax on net capital gains	6,046,610	4,405,072	1,641,538
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(43,885,093)	$(16,780,987)	$(27,104,106)

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2017	2016	Change
	DTA: Ordinary
	Policyholder reserves	$33,714,025	$44,234,336	$(10,520,311)
	Deferred acquisition costs	42,379,117	70,818,973	(28,439,856)
	Compensation and benefits	2,320,355	6,372,679	(4,052,324)
	Investments	850,495	—	850,495
	Net operating loss carryforward	378,696,773	640,182,855	(261,486,082)
	Tax credit carryforward	12,122,699	191,066,199	(178,943,500)
	Other	5,359,285	9,698,623	(4,339,338)
	Subtotal: DTA Ordinary	475,442,749	962,373,665	(486,930,916)
	Total adjusted gross ordinary DTA	475,442,749	962,373,665	(486,930,916)
	Nonadmitted ordinary DTA	315,490,484	740,325,673	(424,835,189)
	Admitted ordinary DTA	159,952,265	222,047,992	(62,095,727)
	DTA: Capital
	Investments	4,265,999	6,847,726	(2,581,727)
	Subtotal: DTA Capital	4,265,999	6,847,726	(2,581,727)
	Total adjusted gross capital DTA	4,265,999	6,847,726	(2,581,727)
	Admitted capital DTA	4,265,999	6,847,726	(2,581,727)
	Total Admitted DTA	$164,218,264	$228,895,718	$(64,677,454)

37

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

DTL: Ordinary
Investments	$2,812,556	$8,896,439	$(6,083,883)
Deferred and uncollected premium	29,751	1,168,603	(1,138,852)
Policyholder reserves	24,927,179	42,517,287	(17,590,108)
Other	630,000	68,781,084	(68,151,084)
Gross DTL ordinary	28,399,486	121,363,413	(92,963,927)
DTL: Capital
Investments	5,562,778	1,225,810	4,336,968
Gross DTL capital	5,562,778	1,225,810	4,336,968
Total DTL	33,962,264	122,589,223	(88,626,959)
Net adjusted DTA/(DTL)	$130,256,000	$106,306,495	$23,949,505
Adjust for the change in deferred tax on unrealized gains/losses			4,092,863
Adjust for the stock compensation transfer			1,629,244
Adjust for the change in nonadmitted deferred tax			(424,835,189)
AMT receivable reclass			173,530,180
Intercompany settlement of DTA			2,160,604
Adjusted change in net deferred Income Tax			$(219,472,793)

D.	Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2017	income	2016	income	2015	income
	Tax effect	$126,926,995	Tax effect	$129,365,110	Tax effect	$101,842,924
Statutory tax - 35%	$44,424,448	35.00%	$45,277,788	35.00%	$35,645,023	35.00%
Tax preferred investments	(57,083,258)	(44.97)%	(43,690,668)	(33.77)%	(87,245,687)	(85.67)%
Subsidiary value write down	—	0.00%	27,300,293	21.10%	—	—%
Interest maintenance reserve	414,264	0.33%	3,132,052	2.42%	19,337,905	18.99%
Amortization of inception gain	(8,956,683)	(7.06)%	(10,236,210)	(7.91)%	(21,619,703)	(21.23)%
IRS Audit adjustments	—	0.00%	38,226,226	29.54%	—	—%
VA Hedge Reclass	(42,956,592)	(33.84)%	6,712,342	5.19%	(44,333,658)	(43.53)%
Prior period adjustments	(59,827,603)	(47.14)%	—	0.00%	—	—%
Tax Reform	301,344,827	237.42%	—	0.00%	—	—%
Change in deferred tax on non-admitted assets	840,802	0.66%	—	0.00%	—	—%
Intercompany settlement of DTA	(2,160,604)	(1.70)%	—	0.00%	—	—%
All other	(451,900)	(0.37)%	(3,264,167)	(2.52)%	(3,008,755)	(2.95)%
Total statutory income tax	175,587,701	138.33%	63,457,656	49.05%	(101,224,875)	(99.39)%
Federal and foreign income taxes incurred	(43,885,093)	(34.58)%	(16,780,987)	(12.97)%	20,928,501	20.56%
Change in net deferred income taxes	219,472,794	172.91%	80,238,643	62.02%	(122,153,376)	(119.94)%
Total statutory income tax	$175,587,701	138.34%	$63,457,656	49.05%	$(101,224,875)	(99.39)%

E.	Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2017, the Company had $1,803,317,967 of net operating loss carryforwards which expire between 2023 and 2031, $12,122,699 of foreign tax credit carryforwards which expire between 2023 and 2024, and AMT credits of $173,530,180 which will be refunded through 2022.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2017	—
2016	—
2015	—

38

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2017.

F.	Consolidated Federal Income Tax Return

1. The Company’s federal income tax return is consolidated within The Hartford’s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

The Hartford Financial Services Group, Inc. (Parent)	Hartford Life Private Placement, LLC
1stAgChoice, Inc.	Hartford Life, Inc.
Access CoverageCorp Technologies, Inc.	Hartford Life, LTD.
Access CoverageCorp, Inc.	Hartford Lloyd's Corporation
American Maturity Life Insurance Company	Hartford Lloyd's Insurance Company
Business Management Group, Inc.	Hartford of Texas General Agency, Inc.
Cervus Claim Solutions LLC	Hartford Residual Market, LLC
DMS R, LLC	Hartford Securities Distribution Company, Inc.
Fencourt Reinsurance Company, Ltd.	Hartford Specialty Insurance Services of Texas, LLC
First State Insurance Company	Hartford Strategic Investments LLC
Fountain Investors I LLC	Hartford Underwriters General Agency, Inc.
Fountain Investors II LLC	Hartford Underwriters Insurance Company
Fountain Investors III LLC	Hartford-Comprehensive Employee Benefit Service Co.
Fountain Investors IV LLC	Heritage Holdings, Inc.
FP R, LLC	Heritage Reinsurance Company, Ltd.
FTC Resolution Company, LLC	HIMCO Distribution Services Company
Hart Re Group, LLC	HL Investment Advisors, LLC
Hartford Accident and Indemnity Company	HLA LLC
Hartford Administrative Services Company	Horizon Management Group LLC
Hartford Casualty General Agency, Inc.	HRA Brokerage Services. Inc.
Hartford Casualty Insurance Company	Lanidex Class B, LLC (f/ka Lanidex Class B LP, LLC. name changed)
Hartford Financial Services LLC	Lanidex R, LLC
Hartford Fire General Agency, Inc.	Lattice Strategies LLC
Hartford Fire Insurance Company	Maxum Casualty Insurance Company
Hartford Funds Distributors, LLC	Maxum Indemnity Company
Hartford Funds Management Company, LLC	Maxum Specialty Services Corporation
Hartford Funds Management Group, Inc.	MPC Resolution Company LLC (a.k.a. "MPC")
Hartford Group Benefits Holding Company	New England Insurance Company
Hartford Holdings, Inc.	New England Reinsurance Corporation
Hartford Insurance Company of Illinois	New Ocean Insurance Co., Ltd.
Hartford Insurance Company of the Midwest	Northern Homelands Company
Hartford Insurance Company of the Southeast	Nutmeg Insurance Agency, Inc.
Hartford Integrated Technologies, Inc.	Nutmeg Insurance Company
Hartford International Life Reassurance Corp.	Pacific Insurance Company, Limited
Hartford Investment Management Co.	Property & Casualty Insurance Co. of Hartford
Hartford Life and Accident Insurance Company	Sentinel Insurance Company, Ltd.
Hartford Life and Annuity Insurance Company	Trumbull Flood Management, LLC
Hartford Life Insurance Company	Trumbull Insurance Company
Hartford Life International Holding Company	Twin City Fire Insurance Company

2.	Federal Income Tax Allocation

Estimated tax payments are made quarterly, at which time intercompany tax balances are settled. In the subsequent year, additional settlements are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

39

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $8,863,400 and $43,678,211 respectively, as of December 31, 2017 and $8,148,797 and $48,441,360 respectively, as of December 31, 2016.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2017	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$14,686,319,652	$974,679,315	$(12,199,904,057)	$3,461,094,910
Liability for deposit-type contracts	27,322,381	485,714,693	(4,499)	513,032,575
Policy and contract claim liabilities	170,509,249	32,270,719	(167,598,735)	35,181,233
Premium and annuity considerations	1,118,219,251	98,793,627	(987,068,482)	229,944,396
Death, annuity, disability and other benefits	1,049,822,086	115,831,353	(873,182,466)	292,470,973
Surrenders and other fund withdrawals	4,016,631,491	187,693,017	(452,535,068)	3,751,789,440

2016	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,737,668,338	$1,009,814,809	$(11,124,064,437)	$3,623,418,710
Liability for deposit-type contracts	31,932,206	714,653,231	(3,645)	746,581,792
Policy and contract claim liabilities	144,070,692	20,007,238	(142,964,875)	21,113,055
Premium and annuity considerations	1,248,178,977	109,299,565	(1,074,130,692)	283,347,850
Death, annuity, disability and other benefits	921,467,688	106,615,608	(764,521,986)	263,561,310
Surrenders and other fund withdrawals	4,383,813,770	184,833,390	(443,569,567)	4,125,077,593

2015	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,096,202,774	$1,032,533,433	$(10,423,928,459)	$3,704,807,748
Liability for deposit-type contracts	37,351,852	934,859,443	(1,817)	972,209,478
Policy and contract claim liabilities	173,742,873	19,580,979	(172,841,525)	20,482,327
Premium and annuity considerations	1,358,118,477	108,221,449	(1,153,228,469)	313,111,457
Death, annuity, disability and other benefits	990,762,200	267,631,533	(837,201,360)	421,192,373
Surrenders and other fund withdrawals	5,789,852,802	186,423,521	(424,779,950)	5,551,496,373

a. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to us, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on our financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2017, the Company has one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. This concentration, which is actively monitored, is as follows: reserve credits totaling $12.1 billion for Prudential offset by $9.0 billion of market value of assets held in trust, for a net exposure of $3.1 billion. As of December 31, 2016, the Company had one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. The concentration, which was actively monitored, was as follows: reserve credits totaling $11.0 billion for Prudential offset by $7.6 billion of market value of assets held in trust, for a net exposure of $3.4 billion.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $122.0 million in 2017, an increase of $2.3 million from the 2016 balance of $119.7 million. The total amount of reinsurance credits taken for this agreement was $187.7 million in 2017, an increase of $3.6 million from the 2016 balance of $184.1 million.

40

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. As part of this transaction a reinsurance gain of approximately $600 million, before tax, was deferred and will be amortized over 20 years as earnings are estimated to emerge from the business reinsured. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and decreases of gain on inforce reinsurance on the Statements of Changes in Capital and Surplus, totaled $25.6 million, $29.2 million and $63.6 million for 2017, 2016 and 2015, respectively.

On June 30, 2014, HLIC’s parent, HLI, completed the sale of all of the issued and outstanding equity of HLIKK, a Japan affiliate, to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Concurrent with the sale, HLIKK recaptured certain risks that had been reinsured to the Company and HLIC by terminating intercompany agreements.

Upon closing, the Buyer is responsible for all liabilities for the recaptured business. The Company continues to provide reinsurance to the Buyer for approximately $0.5 billion of fixed payout annuities, as of December 31, 2017, related to the “3Win” product formerly written by HLIKK.

Under this agreement, the Buyer continues to cede the following: in-force “3Win” annuities which bundled guaranteed minimum accumulation benefits (“GMAB”), GMIB and GMDB product features and risks. The liability for this assumed reinsurance is presented within Liability for deposit-type contracts on the Statements of Admitted Assets, Liabilities and Capital and Surplus. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2017, 2016 and 2015.

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Investment management fees are charged by Hartford Investment Management Company and are a component of net investment income. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by the affiliate Hartford Fire Insurance Company.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

At December 31, 2017 and 2016, the Company reported $0 and $199,732, respectively, as receivables from and $13,126,682 and $5,659,200, respectively, as payables to parent, subsidiaries, and affiliates. The terms of the written settlement agreements require that these amounts be settled generally within 30 days.

The Company participates in an Intercompany Liquidity Agreement (the “Agreement”) that The Hartford entered into with its insurance company subsidiaries that are domiciled in the State of Connecticut. The Agreement allows for short-term advances of funds between Hartford affiliates for liquidity and other general corporate purposes. The Company had no issued and outstanding notes as of December 31, 2017 and 2016.

On October 19, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $550,000,000 from HLAI to HLIHC. HLAI paid the dividend on October 30, 2017.

On September 1, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $150,000,000 from HLAI to HLIHC. HLAI paid the dividend on September 14, 2017.

On January 5, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $300,000,000 from HLAI to HLIHC. HLAI paid the dividend on January 30, 2017.

On June 16, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $250,000,000 from HLAI to HLIHC. HLAI paid the dividend on July 15, 2016.

41

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

On January 13, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $500,000,000 from HLAI to HLIC. HLAI paid the dividend on January 29, 2016.

On June 29, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to Hartford Life, Inc. ("HLI"). HLAI and HLIC paid these returns of capital on July 15, 2015.

On January 9, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to HLI. HLAI and HLIC paid these returns of capital on January 30, 2015.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

The Hartford maintains The Hartford Retirement Plan for U.S. employees, a U.S. qualified defined benefit pension plan (the “Plan”), that covers substantially all U.S. employees of the Company hired prior to January 1, 2013. The Hartford also maintains non-qualified pension plans to provide retirement benefits previously accrued that are in excess of Internal Revenue Code limitations. These plans shall be collectively referred to as the “Pension Plans."

Effective December 31, 2012, The Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the Plan, although interest will continue to accrue to existing account balances. Participants as of December 31, 2012 will continue to earn vesting credit with respect to their frozen accrued benefits as they continue to work. The freeze also applies to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess pension benefit plan for certain highly compensated employees.

For the years ended December 31, 2017, 2016 and 2015, the Company incurred expenses related to the Pension Plans of $41,450,436, $4,740,669 and $4,778,327, respectively, related to the allocation of the net periodic benefit cost, benefit payments and funding to the Pension Plans.

On June 30, 2017, The Hartford purchased a group annuity contract to transfer approximately $1.6 billion of its outstanding pension benefit obligations related to certain U.S. retirees, terminated vested participants, and beneficiaries to a third-party. In connection with this transaction, The Hartford made a $280 million contribution to the U.S. qualified pension plan in September, 2017 in order to maintain the plan's pre-transaction funded status.

On January 2, 2018, the assets of the plan previously invested in the separate accounts of HLIC were transferred to a third party custodian.

The Hartford also provides certain health care and life insurance benefits for eligible retired employees. The Hartford's contribution for health care benefits will depend upon the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap for certain retirees which limits average company contributions. The Hartford has prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates on or after January 1, 2002. As of December 31, 2012, The Hartford’s other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. The expenses allocated to the Company for other postretirement benefits were not material to the results of operations for 2017, 2016 and 2015.

42

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Substantially all U.S. employees of the Company are eligible to participate in The Hartford Investment and Savings Plan under which designated contributions may be invested in a variety of investments including up to 10% in common stock of The Hartford. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Hartford also maintains a non-qualified savings plan, The Hartford Excess Savings Plan, with the same level of matching contributions excluding the non-elective contributions with respect to employee compensation in excess of the limit that can be recognized under the tax-qualified Investment and Savings Plan. Eligible compensation includes overtime and bonuses but is limited to a total of $1,000,000 annually. The cost allocated to the Company for the years ended December 31, 2017, 2016, and 2015 was $2,333,035, $1,863,183 and $1,663,096, respectively.

The Company participates in postemployment plans sponsored by, and included in the financial statements of, the Hartford Fire Insurance Company. These plans provide for medical and salary continuation benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for 2017, 2016, and 2015.

9. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. Dividends paid totaled $1.0 billion in 2017, and $750 million in 2016. No dividends were paid in 2015. For returns of capital, see Note 7. With respect to dividends to its parent HLIHC, the Company’s dividend limitation under the holding company laws of Connecticut is $320,188,919 in 2018. See Note 12 Other.

Unassigned Funds

The portion of unassigned funds reduced by each item below at December 31 was as follows:

	2017	2016
Unrealized capital losses, gross of tax	$(228,315,536)	$(107,705,057)
Nonadmitted asset values	331,131,052	752,945,336
Asset valuation reserve	34,894,589	36,012,232

10. Separate Accounts

The Company maintained Separate Account assets totaling $30,517,487,239 and $29,882,167,087 as of December 31, 2017 and 2016, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2017 and 2016, the Company’s Separate Account statement included legally insulated assets of $30,517,487,239 and $29,882,167,087, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

43

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Separate Account fees, net of minimum guarantees, were $603,735,208, $620,498,300 and $710,679,585 for the years ended December 31, 2017, 2016 and 2015, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2017 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2017	$—	$—	$—	$397,893,498	$397,893,498
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$30,404,420,780	$30,404,420,780
Amortized cost	—	—	—	—	—
Total reserves	$—	$—	$—	$30,404,420,780	$30,404,420,780
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	30,008,106,378	30,008,106,378
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	30,008,106,378	30,008,106,378
Not subject to discretionary withdrawal	—	—	—	396,314,402	396,314,402
Total	$—	$—	$—	$30,404,420,780	$30,404,420,780

Below is a reconciliation of net transfers from Separate Accounts as of December 31,

	December 31, 2017	December 31, 2016	December 31, 2015
Transfer to Separate Accounts	$397,893,498	$428,564,804	$493,301,666
Transfer from Separate Accounts	4,031,435,195	4,436,510,790	5,673,300,519
Net Transfer from Separate Accounts	(3,633,541,697)	(4,007,945,986)	(5,179,998,853)
Internal exchanges and other Separate Account activity	3,405,434	54,158,782	(29,214,533)
Transfer from Separate Accounts on the Statements of Operations	$(3,630,136,263)	$(3,953,787,204)	$(5,209,213,386)

11. Commitments and Contingent Liabilities

a. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

b. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion

44

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2017, 2016, and 2015. The Company has a guaranty fund receivable of $363,597 and $637,238 as of December 31, 2017 and 2016, respectively.

c. Leases

As discussed in Note 7, transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by the Company was $918,538, $786,827 and $6,380,352 in 2017, 2016, and 2015, respectively. Future minimum rental commitments are immaterial.

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Hartford, Connecticut.

d. Tax Matters

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2014. The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described in Note 5.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company recorded benefits of $57,083,258, $43,690,668, and $87,245,687 related to the Separate Account DRD for the years ended December 31, 2017, 2016, and 2015, respectively.

e. Funding Obligations

At December 31, 2017 and 2016 the Company has outstanding commitments totaling $12,683,611 and $15,293,820, of which $625,361 and $849,920 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2017, $8,000,000 is related to commercial whole loans expected to fund in the first half of the following year. At December 31, 2017 and 2016, $4,058,250 and $14,443,900, respectively is related to various funding obligation associated with private placement securities.

12. Other

On December 3, 2017, the Company’s indirect parent, Hartford Holdings, Inc. (HHI) entered into a definitive agreement to sell Hartford Life, Inc. (HLI), the Company's indirect parent, together with HLI’s run-off life and annuity insurance subsidiaries (primarily HLIC and HLAI), to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement (the agreement), the investor group will form a limited partnership that will acquire HLI, a holding company and HLI’s life and annuity operating subsidiaries, including the Company. The transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals, and certain other conditions, including a pre-closing dividend to HHI expected to be $300 million, partly funded by a dividend from HLAI, in addition to dividends and contribution discussed below.

The agreement contains several provisions that are contingent upon the close of the transaction and, therefore, will be accounted for at the time of the closing of the sale. As a condition of the close, the Company and its affiliates will forego certain deferred tax assets associated with net operating loss carryovers and foreign tax credits that will be retained by The Hartford.

At close, HHI will pay the Company and its affiliates for certain assets that will be transferred to HHI related to the reallocation of alternative minimum tax credits and other tax settlements. Amounts paid to the Company and its affiliates for these assets will

45

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

be returned to HHI in the form of a dividend at the closing date. In addition, as part of the agreement, HHI will reimburse the Company for leakage as defined in the agreement, including making HLIC whole for certain decreases in statutory surplus before closing.

Immediately following the close of the transaction, the Company and HLIC intend to enter into a reinsurance agreement with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group, to reinsure the majority of the Company’s payout annuity contracts, along with certain structured settlement contracts and variable annuitizations. The net impact of this reinsurance transaction on the Company’s and HLIC’s results of operations and financial condition is expected to approximate the ceding commission to be received.

Following the sale, The Hartford will manage invested assets of the Company for an initial term of five years and provide transition services for an agreed upon time period. In addition, subsequent to closing, the Company will continue to collect revenue sharing fees from The Hartford’s mutual funds business related to Hartford HLS funds held in the Company’s Separate Accounts.

13. Subsequent Events

HLIC and HLAI received approval from the State of Connecticut Department of Insurance on January 22, 2018, to enter into an assumption reinsurance agreement effective February 1, 2018. Under this agreement HLIC will transfer approximately $4.5 billion of reserves and $0.1 billion of associated interest maintenance reserve liability along with cash and invested assets with a book value totaling $4.7 billion, equal to the liabilities, to HLAI. Certain payout annuities included in the reinsurance agreement are covered by guarantees from other affiliates of the Hartford, and these guarantees will transfer to HLAI under the transaction. This is considered a non-economic transaction and HLAI and HLIC expect no material impacts to surplus as a result of this transaction.

The Company has evaluated events subsequent to December 31, 2017, through April 10, 2018, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements.

46

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account. (1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement. (2)
	(3)	(b) Form of Dealer Agreement. (3)
	(4)	Form of Individual Flexible Premium Variable Annuity Contract. (4)
	(4)	(b) Enhanced Death Benefit Rider (5)
	(4)	(c) Premium Protection Death Benefit Rider (5)
	(4)	(d) Asset Protection Death Benefit Rider (5)
	(4)	(e) Principal First (5)
	(4)	(f) Principal First Preferred (5)
	(4)	(g) Unified Benefit Rider (5)
	(4)	(h) Lifetime Income Foundation Rider (Single) (5)
	(4)	(i) Lifetime Income Foundation Rider (Joint Life / Single) (5)
	(4)	(j) Lifetime Income Builder II Rider (Single) (5)
	(4)	(k) Lifetime Income Builder II Rider (Joint Life / Spousal) (5)
	(4)	(l) The Hartford's Lifetime Income Builder Selects Rider (Single) (5)
	(4)	(m) The Hartford's Lifetime Income Builder Selects Rider (Joint Life / Spousal) (5)
	(4)	(n) The Hartford's Lifetime Income Builder Portfolios Rider (Single) (5)
	(4)	(o) The Hartford's Lifetime Income Builder Portfolios Rider (Joint Life / Spousal) (5)
	(4)	(p) Amendatory Rider -- Voluntary Program to Surrender Contract and In Force Riders And Receive Enhanced Surrender Value (6)
	(4)	(q) Amendatory Rider - Annuity Commencement Date Deferral Option (7)
	(5)	Form of Application.(5)
	(6)	(a) Certificate of Incorporation of Talcott Resolution.
	(6)	(b) Amended and Restated Bylaws of Talcott Resolution.
	(7)	Reinsurance Agreements and Amendments
(a) ACE Tempest Life Reinsurance Ltd. (5)
(b) Swiss Re Life & Health America, Inc. (HL) (5)
(c) Swiss Re Life & Health America, Inc. (HLA) (5)
	(8)	Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds (5)
(b) AllianceBernstein Variable Products Series Fund, Inc. (5)
(c) Fidelity Variable Insurance Products Funds (5)
(d) Hartford HLS Series Fund II, Inc. (5)
Hartford Series Fund, Inc. (5)
(e) Lord Abbett Series Fund, Inc. (5)
(f) Oppenheimer Variable Account Funds (5)
(g) Putnam Variable Trust (5)
(h) The Universal Institutional Funds, Inc. (5)

(i) Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993.(8)

(i) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (8)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
	(10)	Consents of Deloitte & Touche LLP
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)	Incorporated by reference to Item 24(b)(1) in Post-Effective Amendment No. 2, to the Registration Statement File No. 333-80732, filed on April 28, 1995.

(2)	Incorporated by reference to Item 24(b)(3)(a) in Post-Effective Amendment No. 3, to the Registration Statement File No. 333-148564, filed on February 9, 2009.

(3)	Incorporated by reference to Item 24(b)(3)(b) in Post-Effective Amendment No. 3, to the Registration Statement File No. 033-73568, filed on May 1, 1996.

(4)	Incorporated by reference to Item 24(b)(4) in Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101935, filed on April 7, 2003.

(5)
Incorporated by reference to Items 24(b)(4)(b-o), Items 24(b)(7)(a-c), and Items 24(b)(8(a-h), respectively, in Pre-Effective Amendment No. 10, to the Registration Statement File No. 333-119423, filed on November 1, 2012.

(6)	Incorporated by reference Item 24(b)(4)(p) in Post-Effective Amendment No. 12 to the Registration Statement File No. 333-119423, filed on April 23, 2012.

(7)	Incorporated by reference to Item 24(b)(4)(q) in Pre-Effective Amendment No. 19, to the Registration Statement File No. 333-119423, filed on November 15, 2016.

(8)	Incorporated by reference to Items 24(b)(8)(b-c), respectively, in Post-Effective Amendment No. 9, to the Registration Statement File No. 333-148565, filed on May 3, 2010.
ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Ellen T. Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
John B. Brady	Vice President and Chief Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President and Director of Tax
Christopher J. Dagnault (1)	Vice President
George Eknaian	Senior Vice President and Chief Risk Officer
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President and Chief Human Resources Officer
Craig D. Morrow	Vice President and Appointed Actuary
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Peter F. Sannizzaro	President and Chief Operating Officer, Director
Robert Siracusa	Vice President and Chief Financial Officer, Director
Leslie T. Soler	Assistant Vice President and Corporate Secretary
Samir Srivastava	Vice President and Chief Technology Officer

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095

(1)	Address: 500 Bielenberg Dr., Woodbury, MN 55125.
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of April 30, 2018, there were 18,185 owners of qualified contracts and 16,543 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) TDC acts as principal underwriter for the following investment companies:

Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (Variable Account "A")
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Five
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
Talcott Resolution Life Insurance Company - Separate Account VL I
Talcott Resolution Life Insurance Company - Separate Account VL II
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Five
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLI
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLII
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Nutmeg Life Insurance Company - Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (1)	Chief Executive Officer and President, Director
Diane Krajewski	Chairman of the Board, Director
James Anthony Maciolek	FINOP, Chief Financial Officer and Controller

Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095

(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Talcott Resolution hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by us.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on June 28, 2018.

Talcott Resolution Life and Annuity Insurance Company
Separate Account Three (Registrant)

By:	Peter F. Sannizzaro*	*By:	/s/ Lisa Proch
	Peter F. Sannizzaro		Lisa Proch
	President		Attorney-in-Fact

Talcott Resolution Life and Annuity Insurance Company
(Depositor)

By:	Peter F. Sannizzaro*
Peter F. Sannizzaro
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Director*	*By:	/s/ Lisa Proch
Matthew J. Poznar, Senior Vice President, Director*		Lisa Proch
Robert R. Siracusa, Chief Financial Officer, Director*		Attorney-in-Fact
	Date:	June 28, 2018

333-119423

EXHIBIT INDEX
(6)(a)	Certificate of Incorporation of Talcott Resolution.
(6)(b)	Amended and Restated Bylaws of Talcott Resolution.
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(26)	Organizational Chart
(99)	Power of Attorney